                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material under Rule 14a-12

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [ ] No fee required.
     [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1) Title of each class of securities to which transaction applies:

                         COMMON STOCK, $0.001 PAR VALUE
             SERIES B CONVERTIBLE PREFERRED STOCK, $10.00 PAR VALUE
--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

                        2,500,000 SHARES OF COMMON STOCK
             45,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK


     OPTION TO PURCHASE 3,000,000 SHARES OF COMMON STOCK AT $5.00 PER SHARE

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


THE FILING FEE WAS DETERMINED BASED UPON THE SUM OF: (A) THE 2,500,000 SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE MULTIPLIED BY $2.56, WHICH IS THE AVERAGE OF THE HIGH AND LOW PRICES REPORTED ON THE AMERICAN STOCK EXCHANGE ON AUGUST 31, 2000 ($6,400,000), PLUS (B) THE COMMON STOCK EQUIVALENT VALUE OF 45,000 SHARES OF SERIES B CONVERTIBLE PREFERRED STOCK, PAR VALUE $10.00 PER SHARE, PROPOSED TO BE ISSUED, WHICH IS CONVERTIBLE INTO 4,500,000 SHARES OF COMMON STOCK ($11,520,000), PLUS (C) $5,000,000 IN CASH, AND (D) OPTIONS TO PURCHASE UP TO 3,000,000 SHARES OF COMMON STOCK AT $5.00 PER SHARE, WHICH ARE OUT OF THE MONEY AND TO WHICH NO VALUE HAS BEEN ASCRIBED, FOR A TOTAL OF $22,920,000 ("TOTAL CONSIDERATION").

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


                                  $22,920,000

--------------------------------------------------------------------------------
     (5) Total fee paid:


                                     $4,584

--------------------------------------------------------------------------------

     [X] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:



--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:



--------------------------------------------------------------------------------
     (3) Filing Party:



--------------------------------------------------------------------------------
     (4) Date Filed:



--------------------------------------------------------------------------------

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 100
                       ARLINGTON HEIGHTS, ILLINOIS 60005
                                 (847) 956-8650


                                                                 October 6, 2000


Dear Stockholder:


     It is my pleasure to invite you to a special meeting of the stockholders of Security Associates International, Inc. The special meeting will be held at 10:00 a.m., central time, on November 17, 2000, at the Sheraton Suites located at 121 Northwest Point Boulevard, Elk Grove Village, Illinois.


     The accompanying Notice of Special Meeting of Stockholders and proxy statement describe the matters that will be discussed at the special meeting. It is important that you vote your shares whether or not you plan to attend the meeting. To be sure your vote is counted, we urge you to review the proxy statement carefully and COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will supersede your proxy.

     You may also obtain information about our company from publicly available documents that we have filed with the Securities and Exchange Commission.

     I look forward to seeing you at the special meeting. On behalf of the management and directors of Security Associates International, Inc., I thank you in advance for your continued support and confidence.

                                            Sincerely,


                                                   /s/ RONALD I. DAVIS

                                            ------------------------------------
                                            Ronald I. Davis
                                            Chairman of the Board

                           NOTICE OF SPECIAL MEETING

                       (TO BE HELD ON NOVEMBER 17, 2000)


        TO THE STOCKHOLDERS OF SECURITY ASSOCIATES INTERNATIONAL, INC.:


     A special meeting of our stockholders will be held at 10 a.m., central time, on November 17, 2000, at the Sheraton Suites located at 121 Northwest Point Boulevard, Elk Grove Village, Illinois. All of our stockholders are entitled and encouraged to attend this meeting. The board of directors has set the following agenda:


        (1) To approve:

           - the issuance of up to 45,000 shares of our Series B convertible preferred stock, which are convertible into up to 4.5 million shares of our common stock, to KC Acquisition Corp.'s stockholders in connection with the proposed merger with our company; and

           - the issuance of 2.5 million shares of our common stock and an option to purchase up to 3.0 million shares of our common stock to SecurityVillage.com, Inc. in connection with transactions required to be completed at the time of the proposed merger of our company and KC Acquisition Corp.; and


        (2) To transact any other business as may properly come before the meeting or any adjournment or postponement thereof.


     The proposed merger and related transactions are described in detail in the accompanying proxy statement and its exhibits. Please read all of these materials carefully.


     OUR BOARD OF DIRECTORS HAS DETERMINED THAT THE MERGER OF KC ACQUISITION CORP. AND SECURITY ASSOCIATES AND THE RELATED TRANSACTIONS ARE FAIR TO AND IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. ACCORDINGLY, THE BOARD HAS UNANIMOUSLY APPROVED THE MERGER AND RELATED TRANSACTIONS AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ISSUANCE OF THE SECURITIES IN CONNECTION WITH THE MERGER AND RELATED TRANSACTIONS.



     Owners of our common stock and Series A convertible preferred stock appearing on our stock register at the close of business on October 2, 2000 (the date fixed by our board of directors, and known as the "record date"), are entitled to receive notice of the special meeting and to vote in person or by proxy. For ten days before the meeting, we will keep a list with the names, addresses, and holdings of the stockholders entitled to vote at the meeting available at our home office, and at the offices of our transfer agent, LaSalle National Bank, located at 135 South LaSalle Street, Chicago, Illinois 60628. Any stockholder may inspect the list during normal business hours. The list will also be available for inspection at the meeting.


     In order to be certain that enough votes are present to conduct business at the meeting, we urge all stockholders who cannot attend to complete, sign, date and return the enclosed proxy card in the envelope provided, as soon as possible. Any stockholder has the right to revoke their proxy at any time before it is voted. If you attend the meeting in person and wish to revoke your proxy, you may do so at that time. In that event, your proxy will be cancelled and you will be able to cast your vote in person.

                                            By Order of the Board of Directors:


                                                  /s/ JAMES S. BRANNEN

                                            ------------------------------------
                                            James S. Brannen
                                            President and CEO

Arlington Heights, Illinois

October 6, 2000


          PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 100
                       ARLINGTON HEIGHTS, ILLINOIS 60005

                             ---------------------

                                PROXY STATEMENT

                             ---------------------


     This proxy statement is being furnished to the holders of our common stock and Series A convertible preferred stock in connection with the solicitation of proxies by our board of directors for use at a special meeting of our stockholders to be held on November 17, 2000, at 10:00 a.m., central time, at the Sheraton Suites located at 121 Northwest Point Boulevard, Elk Grove Village, Illinois, for the purpose of voting on the following matters:


        (1) To approve:

           - the issuance of up to 45,000 shares of our Series B convertible preferred stock, which are convertible into up to 4.5 million shares of our common stock, to KC Acquisition Corp.'s stockholders in connection with the proposed merger with our company; and

           - the issuance of 2.5 million shares of our common stock and an option to purchase up to 3.0 million shares of our common stock to SecurityVillage.com, Inc. in connection with transactions required to be completed at the time of the proposed merger of our company and KC Acquisition Corp.; and


        (2) To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


     Our board of directors, the board of directors of our subsidiary created specifically to accomplish the merger, King Acquisition Corp., and the board of directors of KC Acquisition have agreed to the merger of King Acquisition with KC Acquisition in a transaction designed to create one of the leading providers of security alarm monitoring services for residences and businesses. Pursuant to the merger agreement, we will be required to pay to the stockholders of KC Acquisition up to an aggregate of $5.0 million in cash and to issue to the stockholders of KC Acquisition up to an aggregate of 45,000 shares of our Series B convertible preferred stock, which are convertible into up to an aggregate of
4.5 million shares of our common stock.


     Concurrently and in connection with the proposed merger, our board of directors has approved certain transactions with SecurityVillage.com involving the issuance of our common stock and options to SecurityVillage.com. First, we have agreed to sell 1.2 million shares of our common stock to SecurityVillage.com for $6.0 million, most of which will be used to fund the proposed merger with KC Acquisition. Second, we have agreed to issue to SecurityVillage.com up to one million shares of our common stock as a fee for its services in arranging our merger with KC Acquisition. Third, we have agreed to issue to SecurityVillage.com 300,000 shares of our newly issued common stock in exchange for a $1.5 million note of a subsidiary of KC Acquisition held by SecurityVillage.com. Fourth, we have agreed to grant to SecurityVillage.com an option, exercisable upon the closing of our proposed merger with SecurityVillage.com, to purchase up to 3.0 million shares of our newly issued common stock at an exercise price of $5.00 per share.



     Under the American Stock Exchange rules, we cannot issue the securities required to complete the proposed merger of King Acquisition and KC Acquisition and related transactions unless our stockholders approve. The related Plan and Agreement of Merger, as well as the transactions related to the proposed merger, are described in detail in this proxy statement and its exhibits. Please read all of the materials carefully. We encourage you to read the "Risk Factors" section, which is attached hereto as Exhibit B.



     We are mailing this proxy statement and the enclosed proxy card on behalf of our board of directors, on or about October 6, 2000, to request your proxy for the special meeting. The purpose of proxy voting is to ensure that all stockholders of record have an opportunity to vote on matters presented at the meeting, whether or not they attend in person. You may vote your shares only if you are present, or if you give your proxy to a person who will be present, at the meeting.


     As of the record date, October 2, 2000, 7,719,355 shares of common stock and 137,109 shares of Series A convertible preferred stock were issued and outstanding. Each share of common stock represented at the special meeting is entitled to one vote and each share of Series A convertible preferred stock is entitled to 100 votes. However, any holder of Series A convertible preferred stock is limited to a maximum of 45% of the votes eligible to vote on any matter presented for a vote of the stockholders.



     If you intend to vote by proxy, please specify your choices by marking the appropriate boxes on the enclosed proxy card and completing, signing, dating and returning the proxy card to us, in the envelope provided, before 10:00 a.m., central time, on November 17, 2000.


     Any matter submitted to the stockholders must be approved by 60% of the votes cast at a special meeting where a quorum is present. The holders of a majority of the votes represented by the issued and outstanding shares of common stock and Series A convertible preferred stock must be present in person or represented by proxy for a quorum to be present. If you mark your proxy to deny discretionary authority on other matters, your vote will not be counted in determining whether the requisite 60% vote was obtained in such matters.

     Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the persons entitled to vote) will be considered present for the purpose of establishing a quorum. If a broker or other nominee does not vote on a proposal, the votes represented by that stock will not be counted in determining the number of votes cast.


     If you sign the proxy card without giving any instructions, your proxy will vote in favor of issuing the securities. Your proxy will also exercise his discretion in voting on any other matter brought before the special meeting, unless you mark your proxy to deny such exercise. We know of no matters, other than those described in the Notice of Special Meeting, that are to come before the meeting. Stockholders voting by proxy may revoke their proxy at any time before it is voted by delivering a proxy bearing a later date or a written revocation of the proxy or by attending the meeting in person and casting a ballot.


YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON. THIS WILL ENSURE THAT YOUR SHARES ARE REPRESENTED.

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ISSUANCE OF SECURITIES IN CONNECTION WITH THE PROPOSED MERGER AND RELATED TRANSACTIONS AND HAS DETERMINED THAT THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT ARE FAIR TO AND IN THE BEST INTERESTS OF OUR COMPANY AND OUR STOCKHOLDERS. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ISSUANCE OF THE SECURITIES IN CONNECTION WITH THE MERGER AND THE RELATED TRANSACTIONS.


              THE DATE OF THIS PROXY STATEMENT IS OCTOBER 6, 2000.

     We have not authorized anyone to give any information or make any representation about the matters discussed in this document that differs from or adds to the information in this document or any of the exhibits attached to this document. Therefore, if anyone does give you different or additional information, you should not rely on it. The information contained in this document speaks only as of its date unless the information specifically indicates that another date applies.

                               TABLE OF CONTENTS


                                                               PAGE
                                                               ----
QUESTIONS AND ANSWERS.......................................     4
SUMMARY OF THE PROXY STATEMENT..............................     6
THE BACKGROUND OF THE MERGER AND RELATED TRANSACTIONS.......     9
OUR REASONS FOR THE MERGER AND RELATED TRANSACTIONS.........    12
OUR BOARD'S RECOMMENDATION..................................    13
RISKS RELATED TO THE MERGER AND RELATED TRANSACTIONS........    13
CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS...    13
THE PRINCIPAL TERMS OF THE MERGER...........................    14
OTHER AGREEMENTS RELATED TO THE MERGER AGREEMENT AND THE
  RELATED TRANSACTIONS......................................    20
POTENTIAL ANCILLARY TRANSACTIONS AND AGREEMENTS.............    21
MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER......    23
ACCOUNTING TREATMENT OF THE MERGER AND RELATED
  TRANSACTIONS..............................................    23
INTERESTS OF CERTAIN PERSONS IN THE MERGER AND RELATED
  TRANSACTIONS..............................................    23
INFORMATION RELATING TO VOTING MATTERS......................    25
SECURITY ASSOCIATES INTERNATIONAL MANAGEMENT'S DISCUSSION
  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS................................................    26
INFORMATION REGARDING SECURITY ASSOCIATES INTERNATIONAL.....    36
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
  INFORMATION...............................................    50
KC ACQUISITION MANAGEMENT'S DISCUSSION AND ANALYSIS OF
  FINANCIAL CONDITION AND RESULTS OF OPERATIONS.............    53
INFORMATION REGARDING KC ACQUISITION........................    58
MANAGEMENT AFTER THE MERGER AND RELATED TRANSACTIONS........    62
PRINCIPAL HOLDERS...........................................    63
DESCRIPTION OF CAPITAL STOCK................................    65
PROPOSED POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL
  MEETING...................................................    66
WHERE TO FIND MORE INFORMATION..............................    66
EXPENSES OF SOLICITATION....................................    66
STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING...........    67
EXHIBITS
  Exhibit A -- Plan and Agreement of Merger.................   A-1
  Exhibit B -- Risk Factors.................................   B-1
  Exhibit C -- Security Associates International, Inc.
     Financial Statements...................................   C-1
  Exhibit D -- KC Acquisition Corp., King Central, Inc. and
               Griptight Holdings, Inc. Financial
               Statements...................................   D-1

                             QUESTIONS AND ANSWERS

Q:   WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?


A: The special meeting will be held on November 17, 2000, at 10:00 a.m., central time, at the Sheraton Suites located at 121 Northwest Point Boulevard, Elk Grove Village, Illinois.


Q:   WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

A:   At the special meeting you will be asked to approve:

     - the issuance of up to 45,000 shares of our Series B convertible preferred stock, which are convertible into up to an aggregate of 4.5 million shares of our common stock, to KC Acquisition's stockholders in connection with the proposed merger of our company and KC Acquisition; and


     - the issuance of an aggregate of 2.5 million shares of our common stock and an option to purchase up to 3.0 million shares of our common stock to SecurityVillage.com in connection with transactions required to be completed at the time of the proposed merger of our company and KC Acquisition.


Q:   WHAT IS THE VOTE REQUIRED TO APPROVE THE PROPOSAL?

A: The affirmative vote of 60% of the shares of our common stock and Series A convertible preferred stock, voting together, present in person or by proxy and entitled to vote is required to approve the proposal.

Q:   WHEN DO YOU EXPECT THE MERGER AND RELATED TRANSACTIONS TO BE COMPLETED?

A: We expect to complete the merger and related transactions as soon as possible after obtaining stockholder approval for the issuance of the securities.

Q:   WHAT WILL KC ACQUISITION STOCKHOLDERS RECEIVE IN THE MERGER?

A: The stockholders of KC Acquisition will receive, as a group, up to an aggregate of 45,000 shares of our Series B convertible preferred stock, which are convertible into up to an aggregate of 4.5 million shares of common stock, plus up to an aggregate of $5.0 million in cash.

Q:   WHAT WILL SECURITYVILLAGE.COM RECEIVE IF THE PROPOSAL IS APPROVED?


A: First, SecurityVillage.com will be obligated to purchase 1.2 million shares of our newly issued common stock for $6.0 million, most of which will be used to fund the proposed merger with KC Acquisition. Second, SecurityVillage.com will receive 1.0 million shares of our newly issued common stock as a fee for its services in arranging our merger with KC Acquisition. Third, SecurityVillage.com will receive 300,000 shares of our newly issued common stock in exchange for a $1.5 million note of a subsidiary of KC Acquisition held by SecurityVillage.com. Fourth, SecurityVillage.com will receive an option, exercisable upon the closing of a proposed SAI/SecurityVillage.com merger, to purchase up to 3.0 million shares of our newly issued common stock at an exercise price of $5.00 per share.


Q.   WILL THE PROPOSAL BE APPROVED?


A. Yes. TJS Partners, L.P., James S. Brannen and Ronald I. Davis expect to enter into a voting agreement with SecurityVillage.com, KC Acquisition and the stockholders of KC Acquisition. Under this proposed voting agreement, they would agree to vote all of their shares of our capital stock in favor of the proposal at the special meeting. In the aggregate they have the right to vote shares of our capital stock in favor of the proposal at the special meeting, representing approximately 56% of the total number of shares of our capital stock entitled to vote at the special meeting. However, it is expected that over 60% of the votes will be cast in favor of the proposal when the votes of the remaining of named executive officers and directors are counted.


Q.   WHO WILL VOTE AT THE SPECIAL MEETING?


A. All persons who are owners of record of our common stock and Series A convertible preferred stock at the close of business on October 2, 2000 may vote at the special meeting.

Q.   WHAT DO I NEED TO DO NOW?

A. After carefully reviewing this proxy statement, indicate on your proxy card how you want to vote, sign it, and mail it in the enclosed return envelope as soon as possible. If you sign and send in your proxy card and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the issuance of the securities in connection with the merger and at the discretion of the proxy in regard to any other proposals at the special meeting, if any. Our board of directors unanimously recommends that you vote in favor of the proposal.

Q.   CAN I VOTE MY SHARES IN PERSON?

A. Yes. You may attend the special meeting and vote your shares in person. However, we recommend that you send in your proxy card even if you plan to attend the special meeting in person. Sending in your proxy card will ensure that your vote is counted in the event that you cannot attend the special meeting.

Q.   WHAT DO I DO IF I WANT TO CHANGE MY VOTE?

A. You may change your vote by delivering a signed notice of revocation or a later-dated, signed proxy to us before the stockholders' meeting, or by attending the stockholders' meeting and voting in person.

Q.   IF MY SHARES ARE HELD BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Your broker cannot vote your shares without instructions from you. You should instruct your broker how to vote your shares, following the directions provided by your broker.

Q.   WHO CAN HELP ANSWER MY QUESTIONS?

A. If you have any questions about the proposed issuance of securities in connection with the merger and related transactions or any other questions relating to this proxy statement, please contact James S. Brannen, our President, at (847) 956-8650.

                         SUMMARY OF THE PROXY STATEMENT


     This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the merger and related transactions more fully and for a more complete description of the terms of the merger, you should carefully read this document and the Plan and Agreement of Merger, a copy of which is attached as Exhibit A.



THE COMPANIES THAT WILL BE PARTICIPATING IN THE MERGER AND RELATED TRANSACTIONS (SEE PAGES 36-49 AND PAGES 58-62) ARE:


       Security Associates International, Inc.
        2101 South Arlington Heights Road, Suite 100
        Arlington Heights, Illinois 60005
        (847) 956-8650

     Security Associates provides security alarm monitoring services for both residences and businesses. We provide these services as subcontractor for the independent alarm dealers who own the subscriber accounts. Independent alarm dealers are primarily owner-operated companies. Our ability to attract new monitoring business is enhanced and supported by a network of over 2,700 independent alarm dealers to whom we provide industry-related education in the areas of technology, finance, management and marketing. Our company was incorporated in 1990 as an Illinois corporation and, through a merger in 1992, became a Delaware corporation.

       KC Acquisition Corp.
        P.O. Box 1943
        South Hackensack, New Jersey 07606

        (800) 932-0128


     KC Acquisition is also in the business of providing security alarm monitoring services for residences and businesses as subcontractor for independent alarm dealers for subscriber accounts owned by them. KC Acquisition is privately held. Monital Signal Corporation was acquired by KC Acquisition through a merger with Griptight Holdings, Inc. in May 2000. Griptight was the parent company to Monital Signal Corporation, the capital stock of which was Griptight's sole asset.

       King Acquisition Corp.
        2101 South Arlington Heights Road, Suite 100
        Arlington Heights, Illinois 60005
        (847) 956-8650

     King Acquisition is a Delaware corporation organized by us for the purpose of effecting the proposed merger of our company and KC Acquisition. It has no material assets and has not engaged in any activities except those undertaken in connection with its merger with KC Acquisition. Our company owns all of the issued and outstanding shares of King Acquisition.

       SecurityVillage.com, Inc.
        430 East 86th Street, 9th Floor
        New York, New York 10228
        (212) 249-1200


     SecurityVillage.com intends to become the leading provider of a new category of Internet-based, security-related services, products and information for residential and commercial consumers. SecurityVillage.com intends to create a new Internet communication service that will allow subscribers to interactively view, protect and control their homes and businesses; to locate and communicate with family and colleagues; and to monitor the health and well-being of family and community members. SecurityVillage.com is a Delaware corporation organized in 1993 that has consolidated into a single entity a number of predecessor, existing and start-up companies.


THE PRINCIPAL REASONS FOR THE MERGER AND RELATED TRANSACTIONS (SEE PAGES 12-13)


     We have identified the following benefits that are expected to result from the merger and related transactions:


     - we will create the fourth largest security event monitoring company in the United States, serving over 700,000 subscribers through a dealer network of over 5,700 independent security service companies;


     - working with and through our combined dealer network, we will be able to provide installation, field service and remote monitoring services to existing and potential new subscribers throughout the United States;

     - we will create a nationwide platform for the delivery of SecurityVillage.com's security and Internet-based products, such as allowing potential subscribers to order security systems directly over the Internet and allowing subscribers to view and change their personal information and access event data in real time; and


     - operational and administrative cost savings following the merger.



OUR RECOMMENDATION TO OUR STOCKHOLDERS (SEE PAGE 13)


     Our board of directors has unanimously approved the issuance of our securities in connection with the merger and related transactions. The board believes that the merger is advisable and in your best interest and recommends that you vote FOR the proposal to issue the securities in connection with the merger and related transactions.


A SUMMARY DESCRIPTION OF THE TERMS OF THE MERGER AND RELATED TRANSACTIONS (SEE PAGES 14-23)



     This proxy statement solicits your vote for the issuance of shares of common stock, Series B convertible preferred stock and options in connection with the merger of KC Acquisition with King Acquisition, our wholly owned subsidiary. The Plan and Agreement of Merger, dated as of May 11, 2000, by and among King Acquisition, KC Acquisition, the stockholders of KC Acquisition and us, is the document that governs the merger.


     When the merger is completed, KC Acquisition will be our wholly owned subsidiary. The stockholders of KC Acquisition will receive, as a group, up to an aggregate of 45,000 shares of our Series B convertible preferred stock, which are convertible into up to an aggregate of 4.5 million shares of common stock, plus up to an aggregate of $5.0 million in cash. The merger agreement provides for a proportionate reduction in the consideration payable to the KC Acquisition stockholders to the extent that the total recurring monthly revenue of KC Acquisition is less than $1.1 million at the closing of the merger between our company and KC Acquisition.


     SecurityVillage.com will be obligated to purchase 1.2 million shares of our newly issued common stock for $6.0 million, most of which will be used to fund the proposed merger with KC Acquisition; 1.0 million shares of our newly issued common stock as a fee for its services in arranging our merger with KC Acquisition; 300,000 shares of our newly issued common stock in exchange for a $1.5 million note of a subsidiary of KC Acquisition held by SecurityVillage.com; and an option, exercisable upon the closing of our proposed merger with SecurityVillage.com, to purchase up to 3.0 million shares of our newly issued common stock at an exercise price of $5.00 per share.



THE STOCKHOLDER VOTE REQUIRED TO APPROVE THE ISSUANCE OF THE SECURITIES (SEE PAGE 25)


     The affirmative vote of holders of 60% of the votes cast by holders of common stock and Series A convertible preferred stock, voting together, is required to approve the issuance of the securities in connection with the merger.

     You are entitled to cast one vote per share of common stock and 100 votes per share of Series A convertible preferred stock (subject to certain limits) that you owned of record at the close of business on October 2, 2000, the record date.



CERTAIN CONDITIONS TO THE COMPLETION OF THE MERGER (SEE PAGES 17-18)



     Completion of the merger is conditioned upon stockholder approval of the issuance of the securities as described in this Proxy Statement and certain other conditions outlined in the merger agreement, described below.


     Other substantial conditions to our obligation to complete the merger include, but are not limited to, the following: the total recurring monthly revenue for monitoring services of KC Acquisition is not less than $600,000 at the closing of the merger of our company and KC Acquisition; KC Acquisition must have a tax basis of at least $18 million in depreciable and/or amortizable assets for federal income tax purposes, less the amount by which such assets have been depreciated and/or amortized for federal income tax purposes since January 1, 2000; and there shall have been no material adverse change in the condition (financial or otherwise), liabilities, business or prospects of KC Acquisition or any of its subsidiaries. In addition, although not a specific condition, our obligations to consummate the merger and related transactions require the consent of our company's lenders.


     In the event that SecurityVillage.com has not purchased 1.2 million shares of our newly issued common stock at or prior to the contemplated closing date of the merger, we have 120 days to obtain other financing to fund the cash portion of the merger consideration to be paid to KC Acquisition's stockholders.



THE MERGER MAY BE ABANDONED BEFORE COMPLETION IF CERTAIN EVENTS OCCUR (SEE PAGES 18-19)



     The merger agreement between KC Acquisition and us may be terminated and the merger may be abandoned at any time before the transaction is completed by any one of the following means:


     - by mutual consent of KC Acquisition and us;

     - by either party if any final decision of a governmental authority prohibits concluding the merger;

     - subject to certain conditions, by either party if the merger is not completed by December 29, 2000;

     - by us, if KC Acquisition has breached the merger agreement and the breach is not cured within ten days of notice from us; or

     - by KC Acquisition, if we have breached the merger agreement and the breach is not cured within ten days of notice from KC Acquisition.

             THE BACKGROUND OF THE MERGER AND RELATED TRANSACTIONS


     Since our company was founded in l990, we have sought to build a platform of monitored accounts and affiliated independent alarm dealers that would command the attention of other entities seeking to penetrate the residential and commercial security market in order to introduce new products and services. We started with a single central station opened in partnership with an alarm dealer in Grand Rapids, Michigan in l991. By January 1, 2000, our network had expanded to ten central stations regionally located throughout the United States. Through these facilities, we monitor approximately 393,000 alarm systems installed by 2,700 independent alarm dealers who have subcontracted the monitoring services to us.



     From the date our company was founded until June 1999, we also provided financing services directly to independent alarm dealers by purchasing alarm contracts from them, billing the customer for the monitoring service and sub-contracting the maintenance back to the dealer. Late in 1998, we concluded that our opportunities were greater in the wholesale monitoring business than they were in financing. This conclusion was reached in part because we did not believe that we could command sufficient human or financial resources to become a major force in both segments of the marketplace. Since the financial segment was already occupied by several competitors who had access to capital resources significantly greater than ours, we began to focus exclusively on a wholesale monitoring strategy. As a result, we sold our retail portfolio in June 1999.



     By early 1999, we had put in place a network of regional central stations that gave us nationwide coverage, with the exception of California and the Northeast United States. In November 1999, we acquired a small central station in southern California, which initiated our expansion on the west coast. Prior to this acquisition, we had been aware that the owners of Monital Signal Corporation were considering the sale of this New Jersey-based monitoring company. Monital is a well-regarded national wholesale monitoring facility with approximately 95,000 monitored accounts, concentrated primarily in the Northeast, but also with some concentration in the West through a satellite facility located in Denver. In August 1998, Ronald I. Davis, our Chairman of the Board, initiated a meeting with Ray Sacks, the President of Monital, at the International Security Conference and Exposition trade show in New York, regarding a potential acquisition of Monital. Both men had several additional informal meetings at industry trade shows and on the phone regarding our proposed acquisition of Monital.



     In July 1998, we signed a non-disclosure agreement and thereafter we were provided with information about Monital. We submitted an initial proposal to acquire Monital in August 1998. In October 1998, we were informed that Monital had decided to retain a consultant to assist Monital's shareholders in completing the sale transaction. Several weeks later we learned that person would be Peter Fidelman, a principal of Securetech Partners and an individual previously associated with ADT Security Services, Inc. In May 1999, we submitted a new proposal to acquire Monital. After several weeks had elapsed, we were told by Mr. Fidelman that other parties were also submitting proposals, and that additional information was being prepared and disseminated to the bidders for the purpose of having the bidders reconsider their offers. In September 1999, we submitted a revised proposal. Late in 1999, we were advised that Monital had decided to pursue a transaction with a non-U.S. bidder, which we later learned was Nomura.



     During the bidding process for Monital, Mr. Davis developed a business relationship with Mr. Fidelman. On several occasions, Mr. Davis shared his vision of our future and the future of the alarm industry with him. Mr. Fidelman indicated that he shared that vision, and discussions took place from time to time about the potential strategic fits between us and other clients of Mr. Fidelman.



     In early January 2000, Mr. Fidelman met with Messrs. Davis and Brannen and suggested a meeting in New York between the unidentified potential purchaser of Monital and us to see if there was any synergy. A meeting was held in late January 2000. At the meeting, Nomura Securities was identified as the potential purchaser of Monital through an entity in which it had invested named SecurityVillage.com. In addition to Messrs. Davis and Fidelman, Craig Marshak, a managing director of Nomura and a director of SecurityVillage.com, and Thomas J. Salvatore, one of our directors and a principal stockholder, attended the meeting. Mr. Marshak explained that Nomura was in the process of putting together a consortium of companies that would become the first Internet security web site, offering a broad array of security products, services and relationships. In addition, Mr. Marshak reported that Nomura/SecurityVillage.com had adopted a strategy similar to ours, namely using the alarm dealer installation and service capability and the hundreds of thousands of customers they represent as a platform to launch an Internet venture. He also told us that SecurityVillage.com was pursuing several other central station acquisitions.



     In November 1999, we began discussions among management and members of the board of directors about our annual strategic objectives. We decided to seek one or more partners that could bring technology or marketing resources to a venture that would enable us to capitalize on the installation and service capability of our independent alarm dealer network and the marketing potential through our dealers to their customer base. In January 2000, lists of potential partners were assembled and plans were made to evaluate each potential partner and design a strategy to initiate contact with those deemed most promising.



     The decision to pursue this strategy was made in the context of our having acquired a customer base of approximately 393,000 monitored accounts serviced by approximately 2,700 dealers. In addition, discussions were continuing with several central station owners for the acquisition of their companies. The successful conclusion of these transactions would have increased the number of accounts we monitored to more than 700,000. We believed that this size was necessary to attract a joint venture partner or alliance that would be interested in bundling and cross-marketing services to our customer base. In our opinion, attractive alliance partners do not want to deal with a small fragmented customer base.



     When we discovered that we and Nomura were pursuing similar strategies, both parties agreed that by combining our efforts, we could accelerate the implementation of our strategies and maintain the time advantage we believed we had over others who might be implementing the same strategy, some of whom we believed were much larger, better capitalized companies. As a result it was decided that our company and SecurityVillage.com should explore the possibility of joining forces.



     We began discussing a merger with KC Acquisition in June 1999 when Mr. Davis, Mr. Salvatore and James Brannen, our President and Chief Executive Officer, met with Messrs. Thomas J. Few and Tim McGinn, KC Acquisition's largest shareholders, in New Jersey. They rejected our informal proposal made at that time and no further discussions were held until November 1999, when Mr. Davis called Mr. Few and renewed the discussions. During the course of those negotiations, we learned that another suitor existed. This new suitor turned out to be SecurityVillage.com. Because the acquisition of KC Acquisition was key to completing our strategic expansion, we did not want to lose this transaction. KC Acquisition monitored more than 240,000 accounts. If KC Acquisition was acquired by SecurityVillage.com, we would be slowed down in our effort to reach a critical mass of accounts. Therefore, our management and directors decided to aggressively pursue the acquisition of KC Acquisition.



     Mr. Brannen and Mr. Salvatore conferred by phone in early January 2000 to develop a strategy for completing the acquisition of KC Acquisition. In late January 2000, Mr. Davis went to New Jersey to meet with Mr. Few. Their objective was to persuade the KC Acquisition shareholders that a combination of the two companies would create economies of scale and lead to a significantly stronger negotiating position with other strategic partners or acquisition targets, including SecurityVillage.com.



     During this meeting with the KC Acquisition shareholders, we determined that our company and KC Acquisition shared a similar vision for integrating the companies into the new Internet economy. Both parties understood the advantages of a merger. The merger would make the consolidated company far larger and would bring us closer in size to the larger, fully integrated companies. In addition, the combined company would bring significant cost savings through consolidation of marketing efforts and accounting, legal, administrative, human resources and other back-office functions. KC Acquisition also had a bi-coastal presence with multiple regional customer care centers that would make us a truly national wholesale security monitoring firm.



     On February 1, 2000, Mr. Few came to Chicago to visit us and continue the merger discussions. On February 8, 2000, Messrs. Brannen and Davis went back to New Jersey to visit KC Acquisition and continue merger discussions. On February 22, 2000, Mr. Salvatore was chosen to represent us in negotiations, partly because he lives in the New York area in proximity to KC Acquisition and its major shareholders.



     Messrs. Salvatore, Brannen, Few and McGinn spent considerable time discussing the valuation of the proposed merger between KC Acquisition and our company. The parties multiplied the number of fully diluted shares of our stock by the then-current market price. This was used to establish the value of our company. Next the parties examined the relative recurring monthly revenues of Security Associates and of KC Acquisition/Monital as the baseline value and made modest adjustments for historic and prospective growth rates. In addition, we looked at the existing capital structure of both companies and the substantial indebtedness of KC Acquisition. Based upon these calculations, KC Acquisition shareholders would receive 4.5 million common stock equivalent shares in our company plus $5 million in cash.



     In late March and early April 2000, negotiations with the KC Acquisition shareholders intensified. The mutual goal was to execute a letter of intent and then jointly negotiate with SecurityVillage.com for the acquisition of Monital and a joint venture with SecurityVillage.com. Mr. Salvatore negotiated a letter of intent among our company, KC Acquisition and its principal shareholders which was signed on April 4, 2000. Under the letter of intent, KC Acquisition and our company agreed to refrain from independently seeking any business or economic relationship with SecurityVillage.com. The intent of this provision was to present a united front to SecurityVillage.com.



     After KC Acquisition and our company signed this letter of intent on April 5, 2000, Messrs. Salvatore and McGinn approached Nomura, represented by Messrs. Marshak and Fidelman, about a strategic alliance with SecurityVillage.com. The parties had spirited discussions about strategies and the conditions for an alliance or merger to take place. The parties agreed that the security industry had been largely unresponsive to the advances that the Internet had brought to other industries, such as cable, telephone and utilities. All agreed that a combination of KC Acquisition/Monital, SecurityVillage.com and our company would facilitate the implementation of a business model for the new economy. SecurityVillage.com brought a new vision of how the Internet could work to interactively empower customers and streamline the delivery process and perception of security solutions.



     Additional discussions among the parties took place during the second and third week of April regarding valuation. We valued our company using the prevailing market price of $3.75 per share during this period. Assuming the merger with KC Acquisition was consummated, this would place the value of our company at approximately $95 million. If SecurityVillage.com raised $20 million in a private offering at a post-money valuation of $95 million, the parties agreed that the value of each constituent company would be equal and a merger could proceed. This condition to raise capital was designed to validate the market value of SecurityVillage.com, which is not publicly traded.



     During these negotiations, Nomura and SecurityVillage.com agreed to give up the right to purchase Monital and permitted KC Acquisition to complete the acquisition of Monital instead. On April 21, 2000, SecurityVillage.com agreed to accept a fee for bringing Monital, our company and KC Acquisition together.



     In addition, because of the extraordinary efforts of Mr. Salvatore in connection with these transactions, the parties agreed that he should receive an option to acquire shares representing 1% of the total outstanding common stock of SecurityVillage.com at a strike price equal to the price per share in the next round of financing.



     Following the execution of the letter of intent on April 21, 2000, KC Acquisition and our company negotiated a Plan and Agreement of Merger. See "Terms of the Merger." The Merger Agreement was signed on May 11, 2000. Negotiations with SecurityVillage.com are ongoing. See "Potential Ancillary Transactions and Agreements."

              OUR REASONS FOR THE MERGER AND RELATED TRANSACTIONS

     In reaching its decision to approve the merger and related transactions and to recommend that our stockholders vote to approve the issuance of the securities in connection with the merger and related transactions, our board of directors consulted with senior management and our financial, accounting and legal advisors and considered a number of factors. The following is not intended to be an exhaustive discussion of those factors, but rather a summary of the primary factors considered by the board of directors in making its determination that the merger and related transactions will be fair to and in the best interests of our company and our stockholders.

     When making its determination, the board of directors considered, among other things, the following factors:

     - the number and geographic location of the independent alarm dealers and subscribers served by our company, KC Acquisition and their respective subsidiaries;

     - the opportunity for the combined company to effectuate a future merger with SecurityVillage.com with a view to providing Internet-based interactive security and other services, initially in the United States;

     - the judgment, advice and analyses of our management with respect to the strategic, financial and potential operational benefits of the merger;

     - operating efficiencies that may result from the merger;

     - the advice of counsel that the merger should be tax-free to us for U.S. federal income tax purposes;

     - the number of shares of Series B convertible preferred stock to be issued in connection with the merger and the terms of those shares;


     - the number of shares of our common stock to be issued in connection with the merger and the related transactions and upon conversion of the Series B convertible preferred stock and exercise of the options; and


     - the terms of the merger agreement.

     We have identified the following benefits that are expected to result from the merger:

     - we will create the fourth largest security event monitoring company in the United States, serving over 700,000 subscribers through a dealer network of over 5,700 independent security service companies;

     - working with and through our combined dealer network, we will be able to provide installation, field service and remote monitoring services to existing and potential new subscribers throughout the United States;

     - in the event that our combined company does merge with SecurityVillage.com, we will have created a nationwide platform for the delivery of SecurityVillage.com's security and Internet-based products; and

     - unquantified operational and administrative cost savings following the merger.

     In addition to the factors described above, the board of directors also considered the following negative factors relating to the merger:

     - the challenges inherent in combining our operations with those of KC Acquisition, including managing potential conflicts in the business cultures of our companies;


     - differences between the type of monitoring software that Monital uses and the type that we use, and the related costs of standardizing and integrating these systems;



     - the danger that our competitors might aggressively solicit our independent alarm dealers during the period of our consolidation;



     - the danger that our competitors might aggressively recruit our employees during the period of our consolidation;


     - the substantial debt service obligations relating to the indebtedness of KC Acquisition and its subsidiaries that we will assume in the merger;

     - our need to provide working capital of approximately $3.5 million to fund the operations and capital expenditures of KC Acquisition for the next twelve months;

     - the likelihood of the Series B convertible preferred stock conversion rights being exercised; and

     - the dilution of our stockholders' voting interest.

     The board of directors believed that some of these risks were unlikely to occur, that we could avoid or mitigate others, and that overall, these risks were outweighed by the benefits of the merger. See Exhibit B -- "Risk Factors" for additional risks that you should consider.

     In reaching its determination to approve and recommend the merger, the board of directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to different factors.

                           OUR BOARD'S RECOMMENDATION

     Our board of directors has unanimously approved the issuance of common stock, options and Series B convertible preferred stock in connection with the merger and related transactions. The board believes that the merger and related transactions are advisable and in our company's and your best interest, and it recommends that you vote for the proposal to approve the issuance of the securities.

              RISKS RELATED TO THE MERGER AND RELATED TRANSACTIONS

     In deciding whether to approve the issuance of the securities in connection with the merger, you should carefully consider the risk factors described in Exhibit B.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement, including information incorporated by reference, contains forward-looking statements within the meaning of the federal securities laws with respect to various matters, including: the business strategies and projected benefits to be derived from the merger; pro forma information relating to the merger; tax treatment of the merger; regulatory matters; competitive positions; growth opportunities for the combined company; and plans and objectives of management. Statements in this proxy statement that are not historical facts are identified as "forward-looking statements" for the purpose of the safe harbor provided by the federal securities laws. These forward-looking statements are necessarily estimates reflecting the best judgment of the senior management of our company. They involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should be considered in light of various factors, including those set forth in this proxy statement. Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include those stated in Exhibit B -- "Risk Factors."

     Words such as "estimate," "project," "plan," "intend," "expect," "believe" and similar expressions often identify forward-looking statements. Forward-looking statements are found at various places throughout this proxy statement. You are cautioned not to place undue reliance on these forward-looking statements, which, in any event, speak only as of the date of this proxy statement or, in the case of documents incorporated by reference, as of the date of those documents.

     It is not possible to predict or identify all factors that could affect our ability to achieve the results described in any forward-looking statement. The factors referred to above should not be considered a complete statement of all the potential risks and uncertainties. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from our expectations. We undertake no obligation to revise these forward-looking statements to reflect any future events or circumstances.

                       THE PRINCIPAL TERMS OF THE MERGER


     This discussion summarizes the material provisions of the Plan and Agreement of Merger. A copy of the merger agreement is included as Exhibit A. This summary is qualified by reference to the full agreement, which you are encouraged to read.


THE RESULT OF THE MERGER


     KC Acquisition will merge with and into King Acquisition, our wholly owned subsidiary created specifically to accomplish the merger, and KC Acquisition will be the surviving corporation. KC Acquisition will continue its corporate existence under the laws of the State of New Jersey as our wholly owned subsidiary. The officers and directors of King Acquisition will be the officers and directors of KC Acquisition immediately after the merger.


     The merger will be effective at the time a certificate of merger is duly filed with each of the Delaware Secretary of State and the New Jersey Secretary of State. The merger will occur as soon as possible after all conditions to the merger, including stockholder approval of the issuance of the securities, are satisfied.

WHAT WILL BE RECEIVED BY THE PARTIES UPON COMPLETION OF THE MERGER AND THE RELATED TRANSACTIONS

     If we complete the merger, we will become the sole stockholder of KC Acquisition and the stockholders of KC Acquisition will receive, as a group, up to an aggregate of 45,000 shares of our Series B convertible preferred stock, which are convertible into up to an aggregate of 4.5 million shares of common stock, plus up to an aggregate of $5.0 million in cash. The merger agreement provides for a proportionate reduction in the consideration payable to the KC Acquisition stockholders to the extent that the total recurring monthly revenue of KC Acquisition is less than $1.1 million closing of the merger of our company and KC Acquisition.


     SecurityVillage.com is expected to receive:


     - 1.2 million shares of our newly issued common stock for $6.0 million, most of which will be used to fund the proposed merger with KC Acquisition;

     - 1.0 million shares of our newly issued common stock as a fee for its services in arranging our merger with KC Acquisition;


     - an option, exercisable in connection with and contingent upon the closing of the proposed merger of our company with SecurityVillage.com, to purchase up to 3.0 million shares of our newly issued common stock at an exercise price of $5.00 per share; and



     - 300,000 shares of our newly issued common stock in exchange for a $1.5 million note of Monital, a subsidiary of KC Acquisition, which is held by SecurityVillage.com.



THE EFFECT OF THE ISSUANCES ON OUR COMMON STOCK AND SERIES A CONVERTIBLE PREFERRED STOCK


     Nothing will happen to the existing shares of our common stock as a result of the merger. They will not be converted, and you will not need to surrender them for exchange. The number of shares you hold will remain unchanged; however, the issuance of additional securities will result in the dilution of existing stockholders' ownership percentage. In addition, the Series B convertible preferred stock will have a senior liquidation preference superior to our common stock and Series A convertible preferred stock.

EACH PARTY TO THE MERGER AGREEMENT HAS MADE REPRESENTATIONS AND WARRANTIES

     The merger agreement contains representations and warranties by us and King Acquisition with respect to incorporation, corporate power and authority, the securities to be issued in connection with the merger, filings made by our company under the Securities Act of 1933 and the Securities Exchange Act of 1934, including the financials included in such filings, and litigation.

     The merger agreement also contains detailed representations and warranties by the KC Acquisition stockholders that are primarily concerned with their ownership of the capital stock of KC Acquisition and various aspects of KC Acquisition's business and operations, such as:

     - factual information regarding the central stations from which it monitors security systems

     - capitalization

     - required consents and authorizations

     - financial statements

     - the absence of changes in its business and operations since December 31, 1999

     - assets, liabilities and liens

     - material contracts, including leases, dealer monitoring agreements

     - compliance with laws and other instruments

     - litigation

     - related party transactions

     - tax matters

     - insurance

     - benefit plans

     - directors, officers and employees

     - recent operations and financial condition and capital structure

     The KC Acquisition stockholders did limit their representations with respect to the financial condition, business, operations, assets and liabilities of Monital and its affiliates to their knowledge and the knowledge of a limited number of key employees of KC Acquisition as to occurrences before KC Acquisition acquired Monital.

EACH PARTY ALSO MADE CERTAIN COVENANTS IN THE MERGER AGREEMENT

     Under the merger agreement, the KC Acquisition stockholders have agreed, among other things, to:

     - cause KC Acquisition and its subsidiaries to carry on and preserve the business, goodwill and relationships of the company and its subsidiaries;

     - obtain required consents;

     - provide us with access to KC Acquisition's properties, books and records and other information;

     - provide us with prompt notice of defaults, litigation or threatened litigation;

     - assist in the transition of the ownership and management of KC Acquisition and its subsidiaries;

     - assist us with loan negotiations;

     - maintain, and cause KC Acquisition and its subsidiaries and their respective officers, directors and employees to maintain, the confidentiality of our proprietary information;

     - cause KC Acquisition to file all requisite tax returns for periods prior to the closing of the merger;

     - permit independent audits of the books and records of KC Acquisition;

     - make all necessary disclosures relating to the exchange of securities in connection with the merger to the appropriate state taxing authorities;

     - update disclosures made to us prior to the closing of the merger;

     - release all claims against KC Acquisition, its subsidiaries and their respective officers, employees, agents and other representatives;

     - cause KC Acquisition to use its best efforts to replace all verbal dealer or subscriber monitoring agreements with written agreements prior to the closing of the merger; and

     - comply with all applicable laws with respect to their transfer of securities received from us in the merger.

     The merger agreement also places specific restrictions on the ability of KC Acquisition to, among other things:

     - incur additional indebtedness outside of the ordinary course of business;

     - pay dividends or make distributions to its stockholders;

     - issue stock, options, warrants, or rights to acquire capital stock;

     - enter into, amend or terminate any agreement outside of the ordinary course of business;

     - increase the compensation of any employee or adopt or amend any employee benefit plan;

     - acquire or dispose of properties other than in the ordinary course of business;

     - permit any change in its business or change the manner in which the business's books are maintained;

     - create or allow the imposition of any lien or security interest on any of its businesses, properties or assets;

     - acquire any new subscriber accounts without our consent; and

     - engage in any other acts outside of the ordinary course of business.

     The merger agreement also imposes obligations and restrictions on us and certain of our principal stockholders, including the following:

     - to use our best efforts to obtain such third-party consents as may be necessary for completion of the merger;

     - to offer employment to certain employees of KC Acquisition;

     - to comply, subject to certain exceptions, with our agreements relating to confidentiality;

     - to call a meeting of our stockholders to vote on the issuance of our securities in connection with the merger and related transactions;

     - to recommend, through our board of directors, to our stockholders the approval of the securities issuance; and

     - to prepare and file with the SEC a proxy statement as soon as practicable, but in any event on or prior to September 1, 2000, and to use our best efforts to cause the proxy statement to be approved by the SEC.

KC ACQUISITION MAY NOT SEEK COMPETING OFFERS

     The KC Acquisition stockholders will not, and will cause KC Acquisition's officers and directors not to, initiate discussions or negotiate, authorize negotiations on their behalf or on behalf of KC Acquisition, or entertain any offers or proposals from any other party concerning the possible disposition of all or any portion of the business, assets or capital stock of KC Acquisition or its subsidiaries.

KC ACQUISITION'S STOCKHOLDERS HAVE AGREED NOT TO COMPETE WITH US FOLLOWING THE MERGER

     The KC Acquisition stockholders will not:

     - for five years following the merger, compete with us by establishing a remote alarm system monitoring center providing monitoring services to any location within 25 miles of any location where we or our subsidiaries provide such services;

     - provide or solicit any dealer or subscriber for the purpose of providing services similar to those provided by us or our subsidiaries;

     - reveal the customer list of KC Acquisition or its subsidiaries to any person;

     - employ any of our employees or our subsidiaries' employees for a period of one year after their employment terminates; or

     - take any other action that might adversely affect our or our subsidiaries' relationship with any dealer or subscriber.

CERTAIN CONDITIONS MUST BE SATISFIED BEFORE WE ARE OBLIGATED TO COMPLETE THE MERGER

     Our obligation to complete the merger is subject to satisfaction or waiver of certain conditions on or before the closing. These include:

     - our stockholders' approval of the issuance of the securities in connection with the merger and related transactions;

     - the representations and warranties of KC Acquisition's stockholders must be true as of the closing date as though made on that date;

     - KC Acquisition and its stockholders shall have performed all of the covenants required to be performed by them at or prior to the closing date;

     - the closing of the merger shall not violate any court or governmental order or decree and no action shall have been instituted or threatened which in our reasonable judgment has the probability of preventing the merger or making it unlawful;

     - the recurring monthly revenue payable to KC Acquisition and its subsidiaries for monitoring services must be at least $600,000 at the closing of the merger of our company and KC Acquisition;

     - KC Acquisition and its subsidiaries must have a tax basis of at least $18 million in depreciable and/or amoritizable assets for federal income tax purposes less the amount by which such assets have been depreciated and/or amortized for federal income tax purposes since January 1, 2000;

     - KC Acquisition shall have delivered a closing balance sheet as provided in the merger agreement;

     - the sale of certain retail accounts of Monital shall have been consummated;

     - all required third-party and governmental consents must have been obtained;

     - Thomas Few, Sr. shall have forgiven KC Acquisition's indebtedness of approximately $120,000 to him represented by an outstanding promissory note dated January 9, 1998;

     - there shall have been no material adverse change in the condition (financial or otherwise), liabilities, business or prospects of KC Acquisition or its subsidiaries;

     - we must have entered into a multi-year employment agreement with Thomas Few, Sr.;

     - we shall have received various certificates and other documents from KC Acquisition and its stockholders and all other documents required to be delivered to us in connection with the closing of the merger;

     - KC Acquisition and its stockholders shall have delivered to us all of the schedules required to be delivered by KC Acquisition and/or KC Acquisition stockholders, and nothing disclosed in such schedules shall have or result, or reasonably be expected to have or result, in a material adverse effect on the financial condition, results or operations, business, prospects or properties of KC Acquisition or its subsidiaries; and

     - we shall have received an opinion from counsel to KC Acquisition's stockholders with respect to certain matters including, without limitation, the existence and authority of KC Acquisition and its subsidiaries, the capitalization of KC Acquisition, the ownership of its assets, the receipt of required consents and approvals, and its compliance with environmental laws.


     Further, in the event that SecurityVillage.com has not purchased 1.2 million shares of our newly issued common stock for $6.0 million on or before completion of the KC Acquisition merger, we may elect to delay the closing for up to 120 days to obtain financing to replace the financial consideration to have been received by us.


CERTAIN CONDITIONS MUST BE SATISFIED BEFORE KC ACQUISITION'S STOCKHOLDERS ARE OBLIGATED TO COMPLETE THE MERGER

     KC Acquisition stockholders' obligation to close the merger is subject to the satisfaction or waiver of certain conditions on or before the closing. These include:

     - our representations and warranties shall be true and correct when made and as of the closing of the merger as though made as of the closing;

     - we shall have performed all covenants required to be performed by us at or prior to the closing of the merger;

     - the closing of the merger shall not violate any court or governmental order or decree and no action shall have been instituted or threatened which in the reasonable judgment of KC Acquisition stockholders, has the probability of preventing the merger or making it unlawful;

     - the stockholders must have received all documents to be delivered under the terms of the merger agreement; and

     - all required third-party and governmental consents must have been obtained.

CERTAIN REGULATORY APPROVALS MUST BE OBTAINED

     Prior to the merger, the approval of FCC for transfer of the radio licenses held by KC Acquisition and Monital must be obtained.

     AT ANY TIME BEFORE OR AFTER THE MERGER CLOSES, THE ANTITRUST DIVISION, THE FEDERAL TRADE COMMISSION, STATE ANTITRUST AUTHORITIES OR A PRIVATE PERSON COULD SEEK TO ENJOIN THE MERGER OR CAUSE EITHER OF THE COMPANIES TO DIVEST CERTAIN ASSETS.

THE MERGER MAY BE ABANDONED BEFORE COMPLETION UNDER CERTAIN CIRCUMSTANCES

     The merger agreement may be terminated and the merger abandoned at any time before the transaction is completed by any of the following means:

     - by mutual consent of KC Acquisition and us;

     - by either party if any final decision of a governmental authority prohibits concluding the merger;

     - by either party if the merger is not completed by December 29, 2000;

     - by us if the KC Acquisition stockholders have breached the merger agreement and the breach is not cured within ten days of notice; or

     - by KC Acquisition if we have breached the merger agreement and the breach is not cured within ten days of notice by KC Acquisition.

THE MERGER AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS FOR THE BENEFIT OF THE PARTIES

     For our benefit. The KC Acquisition stockholders will indemnify us for claims brought within one year against all losses, expenses or liabilities arising out of any breach by KC Acquisition of the merger agreement. However, we are not entitled to indemnification payments unless our damages are greater than $150,000 with respect to claims relating to the failure of the KC Acquisition stockholders to obtain required consents and $50,000 with respect to other claims.

     For the benefit of KC Acquisition's stockholders. We will indemnify KC Acquisition's stockholders against all losses, expenses or liabilities arising out of our misrepresentations or breach of the merger agreement.

     Termination. The representations and warranties in the merger agreement terminate on the fourth anniversary of the closing, except for those relating to taxes, title to stock and environmental matters and claims of the nature covered by insurance carried by KC Acquisition and its subsidiaries, which survive until the expiration of the applicable statute of limitations, and except for claims for fraudulent breach, which do not terminate.

AMENDMENTS AND WAIVERS OF OBLIGATIONS

     The merger agreement may be amended only by mutual written agreement. Waivers under the agreement must be in writing.

THE SHARES ISSUED IN CONNECTION WITH THE MERGER WILL BE LISTED ON THE AMERICAN STOCK EXCHANGE


     We expect to list the shares of common stock to be issued in connection with the merger and the shares of common stock issuable upon conversion of the Series B convertible preferred stock and options for trading on the American Stock Exchange.


WE DO NOT EXPECT TO PAY DIVIDENDS ON OUR COMMON STOCK OR PREFERRED STOCK FOLLOWING THE MERGER

     After the merger, we intend to retain any earnings to finance the expansion of our businesses. Any future change in our dividend policy will be at the discretion of the board of directors, who will consider factors such as our earnings, financial condition, cash flows from operations, current and anticipated cash needs, expansion plans and any restrictions that may be imposed under our credit facilities.

 OTHER AGREEMENTS RELATED TO THE MERGER AGREEMENT AND THE RELATED TRANSACTIONS


     This discussion summarizes the material provisions of certain agreements related to the proposed merger and the related transactions. The following agreements are still under negotiation and therefore are subject to change.


SECURITY ASSOCIATES/SECURITYVILLAGE.COM SUBSCRIPTION AGREEMENTS

     SecurityVillage.com and our company have agreed to enter into subscription agreements pursuant to which SecurityVillage.com will receive:

     - 1.2 million shares of our newly issued common stock for $6.0 million, most of which will be used to fund the merger with KC Acquisition;

     - 1.0 million shares of our newly issued common stock as a fee for its services in arranging our acquisition of KC Acquisition; and


     - 300,000 shares of our newly issued common stock in exchange for a $1.5 million note of a subsidiary of KC Acquisition held by SecurityVillage.com representing funds loaned by SecurityVillage.com to KC Acquisition in connection with its acquisition of Monital and its affiliates.



SECURITY ASSOCIATES/SECURITYVILLAGE.COM OPTION AGREEMENT



     SecurityVillage.com and our company have agreed to enter into an option agreement pursuant to which we grant to SecurityVillage.com an option, exercisable upon the closing of our proposed merger with SecurityVillage.com, to purchase up to 3.0 million shares of our common stock at an exercise price of $5.00 per share. The number of shares subject to the option will be equal to the lesser of (1) 3.0 million shares, or (2) the sum of (a) the total number of shares of common stock that may be acquired upon the exercise of all stock options and other equity participation rights issued by us that are outstanding as of the consummation of the merger, plus (b) the total number of shares of common stock issued by us in connection with the exercise of any options and other equity participation rights between April 21, 2000 and the consummation of the merger. As of the date of this proxy statement, the number of shares that would be subject to this option is estimated to be approximately 2.8 million.

                POTENTIAL ANCILLARY TRANSACTIONS AND AGREEMENTS


     This discussion summarizes the material provisions of certain ancillary transactions and agreements which may be related to the proposed merger and the related transactions referred to above, but which are not to be voted upon at this special meeting. The following agreements are still under negotiation and therefore are subject to change. The merger referred to in the following agreements will be submitted to our stockholders at a future meeting.


MASTER AGREEMENT


     SecurityVillage.com and our company anticipate entering into a master agreement which will provide a framework for all of the transactions related to a merger between our company and SecurityVillage.com. The documents related to this proposed transaction are described below and will be subject to modification.


SECURITY ASSOCIATES/SECURITYVILLAGE.COM MERGER AGREEMENT


     SecurityVillage.com and our company anticipate entering into a merger agreement under which each will grant to the other "put/call" rights which, if exercised, will result in a merger between the two companies. The ability to exercise these put/call rights will be subject to certain conditions being met. Our stockholders will have the opportunity to vote on any such merger if the put/call rights are exercised. The following is a summary of what we expect will be the parties' various put/call options.


        1. If SecurityVillage.com raises at least $35.0 million by December 31, 2001, based on a valuation, not including the raise, of at least $400.0 million for the combined SecurityVillage.com/SAI entity, we will have a "put" option to allows us to merge with SecurityVillage.com, with SecurityVillage.com as the surviving entity.

        2. If SecurityVillage.com raises at least $35.0 million by December 31, 2001, based on a valuation, not including the raise, of at least $400.0 million for the combined SecurityVillage.com/SAI entity, SecurityVillage.com will have a "call" option to require us to merge with SecurityVillage.com, with SecurityVillage.com as the surviving entity.

        3. If SecurityVillage.com sells common stock in a firm commitment underwriting and either (i) receives proceeds of less than $35.0 million, or (ii) the raise is based on a valuation, not including the raise, of less than $400.0 million for the combined SAI/SecurityVillage.com entity, then SecurityVillage.com will have a "call" option to require us to merge into them, provided that our stockholders receive the greater of (a) $5.00 or
     (b) the average trading price of our common stock during the 20 trading days ending 10 days prior to the closing of the underwriting.


        4. If the average trading price of our common stock during any consecutive 20 trading days is equal to or greater than $5.00 per share, SecurityVillage.com will have a "put" option, which expires December 31, 2001, to require us to merge with them, with SAI as the surviving entity.


        5. If none of the foregoing options has been exercised by December 31, 2001, we will have a "call" option to require SecurityVillage.com to merge with us, with our company as the surviving entity, provided that the average trading price of our common stock during the 20 trading days ending 10 days immediately prior to the exercise of the option is not less than $5.00, and the SecurityVillage.com stockholders receive shares of our common stock worth no less than $5.00 per share, based on the average trading price during the 20 trading days immediately prior to the closing of the merger.

     SecurityVillage.com's right to exercise any of the options described above will be conditioned on it, or investors solicited by it, undertaking all of the following:

     - investing at least $6.0 million in our common stock at a minimum price of $5.00 per share;

     - investing at least $1.5 million in KC Acquisition; and

     - receiving at least $20.0 million of equity funding representing valuation of at least $95.0 million, including the proceeds of the funding.


PROPORTIONATE OWNERSHIP OF THE MERGED ENTITY



     Assuming the purchase of our common stock by Security Village and the exercise of all options and warrants and the conversion of all shares of convertible preferred stock into shares of common stock outstanding and subject to certain other adjustments, it is anticipated that the stockholders of SecurityVillage.com will hold approximately 58% and our stockholders will hold approximately 42% shares of the combined Security Associates/SecurityVillage.com entity.


KING OPTION AGREEMENT


     KC Acquisition stockholders anticipate that they will receive an option to purchase up to 2% of the fully diluted outstanding shares of common stock of SecurityVillage.com exercisable upon the earlier to occur of (i) the effective date of SecurityVillage.com's registration statement pursuant to its initial public offering, or (ii) the closing date of our merger or combination with SecurityVillage.com.


SECURITYVILLAGE.COM/KC ACQUISITION WARRANT AGREEMENT


     SecurityVillage.com and the KC Acquisition stockholders anticipate entering into an option purchase and warrant agreement pursuant to which, simultaneously with the closing of our merger with KC Acquisition, SecurityVillage.com will:



     - pay $3.0 million for an option to purchase 30,000 shares of Series B convertible preferred stock (convertible into 3.0 million shares of SAI common stock). The option is expected to expire January 2, 2002 and to have an exercise price of $500 per share ($5.00 per common equivalent share).



     - pay $75,000 for an option to purchase 2,500 shares of Series B convertible preferred stock (convertible into 250,000 shares of SAI common stock). The option is expected to expire on January 2, 2002 and to have an exercise price of $620 per share ($6.20 per common equivalent share).


SECURITY ASSOCIATES/SECURITYVILLAGE.COM REGISTRATION RIGHTS AGREEMENT


     SecurityVillage.com and our company anticipate entering into a registration rights agreement which will require us, among other things, to register the common stock issued to SecurityVillage.com at the time of our merger with KC Acquisition within six months after obtaining stockholder approval of the issuance or sooner if practicable, and to maintain such registration for a period of one year.



     Additionally, if we merge into SecurityVillage.com, all shares of our capital stock that are not subject to trading restrictions will be exchanged for shares of SecurityVillage.com that are registered and not subject to contractual trading restrictions immediately following its initial public offering. Shares of our capital stock which were subject to trading restrictions will be exchanged for registered shares of SecurityVillage.com subject to a restriction on resale for a period of 180 days following the closing of the initial public offering.



     If SecurityVillage.com merges into us, all shares of SecurityVillage.com capital stock that are not subject to trading restrictions will be exchanged for our registered shares, subject to a restriction on resale for a period of 180 days following the closing of the proposed merger.

DEALER AGREEMENTS


     SecurityVillage.com, KC Acquisition and our company anticipate entering into dealer agreements which will provide that SecurityVillage.com will have access to our dealer networks for the purposes of marketing its services and soliciting the dealers for enrollment in the SecurityVillage.com dealer program. The terms of the dealer agreements will be six years. Palisades Partners or M&S Partners (affiliates of the current KC Acquisition stockholders) will have the right of first refusal to provide financing to dealers in KC Acquisition's independent alarm dealer network through December 31, 2005.


             MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following discussion is a summary description of the material United States federal income tax consequences of the merger. The discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations, judicial decisions and administrative rulings and practices, all as in effect on the date of this proxy statement. All of these are subject to change at any time, possibly with retroactive effect. Any such change could alter the tax consequences to Security Associates, KC Acquisition or a KC Acquisition stockholder. The discussion does not address the effects of any state, local or foreign tax laws or any federal tax laws other than federal income tax laws.


     Our counsel, Sachnoff & Weaver, Ltd., have advised us that our existing stockholders will not recognize any gain or loss as a result of the merger for federal income tax purposes. Similarly, neither we, nor King Acquisition, our merger subsidiary, nor KC Acquisition will recognize any gain or loss as a result of the merger for federal income tax purposes.


          ACCOUNTING TREATMENT OF THE MERGER AND RELATED TRANSACTIONS

     We will account for the merger as a purchase for accounting and financial reporting purposes under generally accepted accounting principles. On the date of the merger, we will record the assets and liabilities of KC Acquisition at their estimated fair market values, and the results of operations of KC Acquisition will be included in our results of operations for the periods after the merger.


     The 1.2 million shares of our common stock expected to be purchased by SecurityVillage.com for $6.0 million will be treated as a sale of stock in a private placement. The one million shares of common stock to be issued to SecurityVillage.com in connection with the merger will be treated as a fee payable to SecurityVillage.com for its services in arranging our merger with KC Acquisition. The 300,000 shares of common stock will be issued to SecurityVillage.com in exchange for outstanding KC Acquisition indebtedness. The option granted to SecurityVillage.com to acquire up to 3.0 million shares of common stock at $5.00 per share will be treated as part of the fee in connection with the transactions contemplated in this proxy statement.



      INTERESTS OF CERTAIN PERSONS IN THE MERGER AND RELATED TRANSACTIONS


     In considering our board of directors' recommendation that our stockholders should approve the proposed issuance of our securities in connection with the merger and related transactions, you should be aware that some of our executive officers, directors and principal stockholders will receive benefits as a result of the merger and related transactions that are separate from and in addition to the interests of our stockholders generally. Our board of directors was aware of these interests and considered them before approving the merger agreement and the related transactions.


THOMAS J. SALVATORE WILL RECEIVE OPTIONS TO PURCHASE STOCK OF
SECURITYVILLAGE.COM



     Upon completion of our merger with KC Acquisition, Thomas J. Salvatore, one of our directors, is expected to receive an option to acquire shares representing 1% of the outstanding common stock of SecurityVillage.com, on a fully diluted basis, as of the date of the closing of the next round of financing following April 21, 2000, at a strike price equal to the price per common-equivalent share paid in that round of financing. SecurityVillage.com and Mr. Salvatore are expected to enter into a registration rights agreement providing for the registration by SecurityVillage.com of the shares of SecurityVillage.com common stock received by Mr. Salvatore, subject to restrictions on resale for a period of 180 days.


     Mr. Salvatore has agreed to vote all shares held personally and by TJS in favor of the issuances of stock in connection with the merger and the related transactions. Mr. Salvatore currently personally owns 275,000 shares and is the beneficial owner of 137,109 shares of Series A convertible preferred stock, which is convertible into 13,710,900 of our common shares, held by TJS Partners, L.P.

     Mr. Salvatore has been a director of our company since December 1996. Since 1991, Mr. Salvatore has been the Managing General Partner of TJS Partners, L.P., our principal stockholder.


THE COMPOSITION OF OUR BOARD OF DIRECTORS IS EXPECTED TO CHANGE AFTER THE MERGER



     Prior to the closing of our merger with KC Acquisition, SecurityVillage.com and our company each expect to obtain the right to appoint a representative to observe and be included in all discussions with the board of directors of the other party. After the consummation of our merger with KC Acquisition, our company and SecurityVillage.com each expect to have the right to designate one member and one observer to the board of directors of the other company.



TJS PARTNERS AND CERTAIN SECURITYVILLAGE.COM STOCKHOLDERS ARE EXPECTED TO RECEIVE REGISTRATION RIGHTS



     If our company merges into SecurityVillage.com, following an initial public offering of the stock of SecurityVillage.com, TJS Partners, L.P. and certain other holders of non-registered capital stock of SecurityVillage.com will be entitled to participate in subsequent registrations of SecurityVillage.com stock in the following proportions: (i) for all amounts up to $30 million, the participations will be 75% to TJS Partners, L.P. and 25% to the preferred stockholders of SecurityVillage.com; and (ii) for all amounts in excess of $30 million, on a cumulative basis with all prior registrations, the participations will be 50% to TJS Partners, L.P. and 50% to the preferred stockholders of SecurityVillage.com. If SecurityVillage.com does not acquire at least 80% of the 45,000 shares of Series B convertible preferred stock held by KC Acquisition's stockholders pursuant to its option described above, the KC Acquisition stockholders will be entitled to participate in a registration in excess of $50 million, on a cumulative basis with all prior registrations, as follows: with respect to each dollar in excess of $50 million, 45% to TJS Partners, L.P., 45% to preferred stockholders of SecurityVillage.com, and 10% to KC Acquisition stockholders.


     The merger of our company and SecurityVillage.com will be subject to stockholder approval, which we will seek at a future date.

                     INFORMATION RELATING TO VOTING MATTERS

VOTE REQUIRED TO APPROVE THE ISSUANCE OF SECURITIES


     Approval of the issuance of the securities in connection with the merger requires the affirmative vote of 60% of the votes cast at a special meeting where a quorum is present. The holders of a majority of the issued and outstanding shares of common stock and Series A convertible preferred stock must be present in person or represented by proxy at the meeting for a quorum to be present. As of October 2, 2000, there were 7,719,355 shares of common stock issued and outstanding and 137,109 shares of Series A convertible preferred stock issued and outstanding (representing 13,710,900 votes, subject to certain limitations).


VOTING AGREEMENTS


     James S. Brannen, Ronald I. Davis, Thomas J. Salvatore and TJS Partners, L.P. expect to enter into a voting agreement with SecurityVillage.com, KC Acquisition and the stockholders of KC Acquisition. Under this proposed voting agreement, they would agree to vote all of their shares of our capital stock in favor of the proposal at the special meeting. In the aggregate they own the equivalent of 7,781,446 shares of common stock, which after taking into account the voting restrictions on TJS Partners' Series A convertible preferred stock, represents approximately 56% of the total number of votes entitled to be cast at the special meeting.


OUR STOCKHOLDERS WILL NOT HAVE APPRAISAL RIGHTS

     The stockholders of our company who object to the transaction are not entitled to appraisal rights.

                       SECURITY ASSOCIATES INTERNATIONAL
        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS


     Certain statements in this proxy statement that are not historical facts constitute "forward-looking statements" within the meaning of the federal securities laws. Discussions containing such forward-looking statements may be found in this section and "Information Regarding Security Associates International," as well in this proxy statement generally. In addition, when used in this document, the words "anticipates," "intends," "seeks," "believes," "plans," "estimates," and "expects" and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. We undertake no obligation to revise these forward-looking statements to reflect any future events or circumstances.


OVERVIEW


     Our revenues are derived from recurring payments for monitoring services provided to subscribers and alarm dealers pursuant to agreements. Monitoring contracts have initial terms typically ranging from one to five years with provisions for automatic renewal for periods of one year. Monitoring contracts entered into with alarm dealers generally permit cancellation with notice of 30-60 days before the end of the original, or any renewal, term.

RESULTS OF OPERATIONS

     The following table sets forth, for the periods indicated, selected statements of operations data:


     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                            SIX MONTHS
                                  YEARS ENDING DECEMBER 31,               ENDED JUNE 30,
                             ------------------------------------   ---------------------------
                                1997         1998         1999         2000           1999
                             ----------   ----------   ----------   ----------   --------------
                                                 (AUDITED)                  (UNAUDITED)
Net Revenue................  $   10,814   $   20,203   $   22,689   $   11,267     $   12,631
Operating Unit Expense.....       7,018       12,610       14,900        8,345          7,645
                             ----------   ----------   ----------   ----------     ----------
Operating Unit Margin......       3,796        7,593        7,789        2,922          4,986
Operating Expenses:
  Amortization &
     depreciation..........       3,704        6,288        5,714        2,428          3,681
  General &
     administrative........       1,595        2,488        2,546        1,034          1,345
  Selling, marketing &
     business
     development...........         297        1,614        2,460        1,293          1,230
Deferred Compensation
  Expense..................         862          609           --           --             --
                             ----------   ----------   ----------   ----------     ----------
Loss From Operations.......      (2,662)      (3,406)      (2,931)      (1,833)        (1,270)
Gain on Sale of Owned
  Subscriber Accounts......          --           --        1,899           --          2,649
Interest Expense...........      (1,863)      (2,870)      (2,565)        (743)        (1,797)
                             ----------   ----------   ----------   ----------     ----------
Net Loss...................      (4,525)      (6,276)      (3,597)      (2,576)          (418)
Dividends Accrued on
  Preferred Stock..........         413          522          450           --            300
                             ----------   ----------   ----------   ----------     ----------
Net Loss to Common
  Stockholders.............  $   (4,938)  $   (6,798)  $   (4,047)  $   (2,576)    $     (718)
Net Loss Per Share.........  $    (1.16)  $    (1.06)  $     (.59)  $     (.36)    $     (.11)
Total Weighted Average
  Number of Common Shares
  Outstanding..............   4,266,151    6,394,048    6,897,200    7,223,473      6,818,695

     The following table sets forth, for the periods indicated, selected statements of operations data as a percentage of revenues:

                                                                                        SIX MONTHS
                                                         YEARS ENDING DECEMBER 31,    ENDED JUNE 30,
                                                         -------------------------    --------------
                                                         1997      1998      1999     2000      1999
                                                         -----     -----     -----    ----      ----
                                                                 (AUDITED)             (UNAUDITED)
Net Revenue............................................   100%      100%      100%    100%       100%
Operating Unit Expense.................................    65%       63%       66%     74%        61%
Operating Unit Margin..................................    35%       37%       34%     26%        39%
Operating Expenses:
  Amortization & depreciation..........................    34%       31%       25%     22%        29%
  General & administrative.............................    14%       12%       11%      9%        10%
  Selling, marketing & business development............     3%        8%       11%     11%        10%
  Deferred compensation expense........................     8%        3%       --      --         --
Loss From Operations...................................   (24)%     (17)%     (13)%   (16)%      (10)%
Gain On Sale Of Owned Subscriber Accounts..............    --        --         8%     --         21%
Interest Expense.......................................   (17)%     (14)%     (11)%    (7)%      (14)%
Net Loss...............................................   (41)%     (31)%     (16)%   (23)%       (3)%

                             RESULTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1999 AND 2000

     For the six months ended June 30, 2000, revenues were $11,267,325 compared to $12,630,568 for the same period in the prior year, a decrease of 10.8%. The change in revenue was due to an increase in revenues from central station operations of $1,564,957 or 16.1% and a decrease in revenue from the retail operation of $3,720,169. The increase in central station revenues is due to acquisitions completed in 1999. The decrease in revenue from the retail operation is due to the sale of the owned accounts that occurred on June 30, 1999.

     Operating unit expenses increased by $699,999 from $7,645,012 to $8,345,011 or 9.2%. The increase in operating unit cost attributable to central station operations was $1,647,796 or 24.6%. The decrease in operating unit cost attributable to retail operations was $947,797. The increase in central station costs is due to acquisitions completed in 1999. The decrease in retail costs is due to the sale of the owned accounts that occurred on June 30, 1999.

     General and administrative expenses for the six months ended June 30, 2000, decreased by $310,436 or 23.1% over the same period in the prior year. The decrease was primarily attributable to the sale of the owned accounts and a realignment of management responsibilities in the central stations.

     Business development expenses increased by $62,485 or 5.1% as salespeople and related expenses were added to focus on bringing new dealers into our central stations. Included in these expenses were non-cash expenses related to the dealer stock incentive program of $110,414.

     The decrease of $1,252,383 in amortization and depreciation expenses is related to the increased amortization of goodwill of $751,571, due to acquisitions of central stations completed over the previous twelve months, combined with a decrease in amortization related to the retail operation of $2,003,954.

     The gain from the sale of the owned accounts of $2,649,184 reported for the six months ended June 30, 1999 is the result of the sale of the owned account portfolio, which occurred on June 30, 1999. The gain reflects the total cash proceeds of $22,800,000 less the net book value of the account portfolio, and the net book value of goodwill related to the purchase of the owned accounts.

     Interest expense decreased from $1,797,024 in the second quarter of 1999 to $742,819 in the second quarter of 2000. Debt decreased by approximately $27,626,000 from the second quarter of 1998 to the second quarter of 1999 due to the reduction in the FINOVA debt of $20,000,000 and the conversion of $10,000,000 of subordinated debt to preferred stock on September 30, 1999.

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

1999 COMPARED TO 1998

     Revenue. Revenue for fiscal 1999 increased by $2,485,282, or 12.3%, to $22,689,132 from $20,203,850 for fiscal 1998. The change in revenue is attributable to an increase in revenue in our central station operations of $5,707,149 and a decrease in revenue from our owned subscriber account portfolio of $3,221,867. The increase in revenue related to central station operations is due to acquisitions completed during 1998 and 1999, from revenue related to the monitoring of the subscriber accounts sold to SAFE and from an increase of approximately 33,000 monitored accounts in our existing central stations. The increase in revenue consists of the following approximate amounts: acquisitions, $4,423,150; monitoring of our previously owned subscriber accounts, $477,000; monitored accounts added to our existing central stations, $807,000. The decrease in revenue related to our owned subscriber account portfolio is attributable to the sale of the owned subscriber accounts on June 30, 1999.

     Operating Unit Expense and Margin. Operating Unit Expense includes all costs directly attributable to each operating unit rendering monitoring services. During 1998 and until June 30, 1999, these expenses also include the customer service function related to our owned subscriber account portfolio. These expenses increased from $12,610,489 in 1998 to $14,899,687 in 1999 or 18.2%. Expenses related to the central station operation increased from $10,291,901 in 1998 to $13,952,037 in 1999 or 35.6%. This increase is primarily attributable to acquisitions of central stations in 1998 and 1999 and to the hiring of additional personnel devoted to quality assurance and training. The margin attributable to the central station operations decreased from 29.8% in 1998 to 29.4% in 1999. Expenses related to our owned subscriber account portfolio decreased from $3,723,986 in 1998 to $1,746,967 in 1999 due to the sale of our owned subscriber account portfolio on June 30,1999. The margin attributable to our owned subscriber account portfolio was 46.4% in 1998 and 53.2% in 1999. The increase is due to the greater number of owned subscriber accounts in 1999, which allowed us to increase efficiency. Intercompany revenue and costs decreased from $1,405,398 in 1998 to $799,318 in 1999 due to the sale of our owned subscriber accounts on June 30, 1999.

     Operating Expenses. Amortization and depreciation decreased by $574,599, or 9.1%, from $6,288,489 to $5,713,890. The change in amortization and depreciation is due to a decrease in amortization related to our owned subscriber account portfolio of $1,972,988 offset by an increase in the amortization of goodwill of $1,398,389. The decrease is related to the sale of the owned subscriber accounts, and the increase is related to central station acquisitions in 1998 and 1999.

     General and administrative expenses increased by $58,877, or 2.4%, from $2,488,058 to $2,546,935 due to central station acquisitions.

     Selling, marketing and business development expenses increased by $845,838, or 52.4%, from $1,614,007 to $2,459,845. We decentralized our sales efforts in 1999 to better serve our customers. We added six salespeople to cover our regional sales areas. We also increased our marketing initiatives to focus on growth in existing central stations. Included in these expenses are $255,282 of non-cash expense related to our stock based dealer incentive plan. Dealer incentive expenses increased by $184,880 in 1999.

     Our deferred compensation plan was terminated in 1999. As a result, there is no expense to record. Deferred compensation expense in 1998 was $609,103.

     Gain on Sale of Owned Subscriber Accounts. As a result of the sale of our owned subscriber account portfolio to SAFE on June 30, 1999, we recorded a gain of $1,899,155. The gain reflects the total cash proceeds of $22,800,000 less the net book value of the account portfolio and the net book value of goodwill related to acquisitions made in connection with the owned subscriber accounts. Additionally, the $1,800,000 note payable to SAFE and accrued expenses related to the attrition guarantee, account reprogramming and severance expenses of $3,097,278 were charged against the gain on the sale. Included in the $3,097,278 are additional accruals of approximately $750,000, which were recorded in the fourth quarter based on our projected obligations under the attrition guarantee and the additional expenses we expect to incur to reprogram a portion of the accounts sold to phone lines owned by SAFE.

     Interest Expense. Interest expense decreased by $305,028 or 10.6% from $2,869,593 in 1998 to $2,564,565 in 1999. Total debt decreased from $35,980,500 at the end of 1998 to $14,287,812 at the end of

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

1999. The decrease in debt was attributable to a payment of $20,000,000 made to FINOVA on June 30, 1999 and the exchange of $10,000,000 of subordinated debt, plus accrued interest, for Series A convertible preferred stock on September 30, 1999. The interest rate on the subordinated debt was 12%. The interest rate on the FINOVA debt decreased from 9.75% to 9.25% on September 30, 1999 and subsequently increased to 9.5% in November when the prime rate was raised.

BUSINESS SEGMENT OPERATING RESULTS

     The following is a discussion of our industry segment operating results. We define operating earnings as income or loss before interest and income taxes. We do not allocate corporate general and administrative or corporate payroll expenses to our operating segments.

     Central Station Operations. Operating income from our central station segment decreased from $1,684,500 to $1,063,340 or a decrease of 36.9%. Revenue related to this segment increased from $14,667,212 to $19,768,281 or an increase of 34.8%. The decrease in operating income was caused by an increase in sales and marketing expenses of $851,125 related to the decentralization of our sales force and new marketing initiatives, including an increase in non-cash expenses related to our stock-based dealer incentive plan of $184,880. Amortization and depreciation increased by $1,334,935 or 66.9% related to acquisitions. Cash flow, defined as operating income plus depreciation and amortization and stock-based dealer incentive expense, related to central station operations increased from $3,680,818 to $4,649,875 or 26.3%.

     Owned Subscriber Accounts. Operating loss related to our owned subscriber accounts segment decreased from ($1,074,121) to ($338,779), or a decrease of 68.5%. Revenue decreased from $6,942,036 to $3,720,169, or 46.4%. Cash flow, defined as operating income plus depreciation and amortization, decreased from $3,218,050 to $1,980,404, or 38.5%. The changes in the results from this segment are primarily related to the sale of the owned subscriber accounts on June 30, 1999.

     Corporate Expenses. Corporate expenses decreased from $4,016,675 to $3,655,786, or 9.0%. The decrease is due primarily to the elimination of $609,103 of deferred compensation expense offset by an increase in depreciation expense and non-salary related general and administrative expense associated with the overall growth of the business in 1999.

1998 COMPARED TO 1997

     Revenue. Revenues for fiscal 1998 increased by $9,389,763, or 86.8%, to $20,203,850 from $10,814,087 for fiscal 1997. The increase in revenues was primarily related to acquisitions completed at the end of 1997 which resulted in a full year's revenue generated in 1998 as opposed to a partial year in 1997, and to acquisitions completed during 1998. The increase in revenues related to Telecommunications Associates Group, Inc. ("TAG") was approximately $3,878,000. The acquisition of TAG was completed on November 24, 1997. The increase in revenues related to the acquisition of Texas Security Central, Inc. ("TSC") and Alarm Central Monitoring, Inc. ("ACM") was approximately $2,237,000. The acquisitions of TSC and ACM were completed in June and October 1998, respectively. The acquisitions of the monitoring business of Fire Protection Services Corporation d/b/a Mountain Alarm (acquired in May, 1998), the assets of World Security Services Corp. (acquired in October, 1998) and Reliance Protection Services, Ltd. (acquired in July, 1998) increased revenue by approximately $1,040,000. The balance of the increase in revenue between the years 1998 and 1997, approximately $1,902,000, was the result of a net increase in the number of subscriber accounts owned during the year and internally generated revenue growth related to the central stations.

     Operating Unit Expense and Margin. Operating Unit Expense includes all costs directly attributable to each operating unit rendering monitoring services. In 1998 and 1997 these expenses included direct expenses related to the central station operations and the customer service function related to the owned subscriber account portfolio. These expenses increased from $7,018,392 in 1997 to $12,610,489 in 1998 or 79.7%. Expenses related to the central station operation increased from $5,102,119 in 1997 to $10,291,901 in 1998 or 101.72%.
This increase is primarily attributable to acquisitions of central stations in 1997 and 1998. The margin attributable to the central station operations increased from 23.6% in 1997 to 29.8% in 1998. The

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

increase in margin is related to an increase in the number of accounts monitored and the consolidation of the Michigan central station with Ohio. Expenses related to the owned subscriber account portfolio increased from $2,801,302 in 1997 to $3,723,986 in 1998. The margin attributable to the owned subscriber account portfolio was 44.2% in 1997 and 46.4% in 1998. The increase is due to the larger number of accounts owned in 1998. Intercompany revenue and costs increased from $885,029 in 1997 to $1,405,398 in 1998 due to an increase in the number of owned subscriber accounts monitored in 1998.

     Operating Expenses. Amortization and depreciation increased by $2,584,946, or 69.8%, from $3,703,543 to $6,288,489 due to an increase in the amortization of goodwill related to acquisitions and an increase in amortization of contract rights of $1,326,000.

     General and administrative expenses increased from $1,595,181 in 1997 to $2,488,058 in 1998 or 56.0% due to increased payroll costs related to hiring four additional management personnel in the fourth quarter of 1997 and an increase in support staff to manage the growth in the business. Non payroll expenses including state franchise taxes and professional fees also increased significantly in 1998.

     Selling, marketing and business development expenses increased from $296,977 in 1997 to $1,614,007 in 1998, or 443.48%. The increase in these expenses is related to the addition of two employees devoted to marketing initiatives, three employees devoted to a national sales effort and two employees devoted to business development efforts primarily related to central station acquisitions. The total increase in payroll and related costs is approximately $525,000. Approximately $575,000 in additional costs related to marketing the dealer incentive program and overall advertising and marketing efforts, including $70,400 of expense related to the stock-based dealer incentive program were incurred in 1998. There was also an increase in travel expenses and professional fees related to acquisitions and sales efforts of approximately $200,000.

     Deferred compensation expense decreased from $862,034 in 1997 to $609,130 in 1998. The decrease is related primarily to the decrease in the common stock value from $5.00 per share at the end of 1997 to $3.93 at the end of 1998, as this plan is a variably priced plan. Awards under this plan are approved annually by the Board of Directors. No future awards will be made under this plan for any period after December 31, 1998.

     Interest Expense. Interest expense increased $1,006,987 from $1,862,606 in 1997 to $2,869,593 in 1998, an increase of 54.1%. This increase was caused primarily by an increase in borrowings under our credit facility with FINOVA Capital Corporation from $16,521,813 at the end of 1997 to $26,609,730 at the end of 1998. In addition, we incurred interest expense of $733,055 in 1998 compared to $585,000 in 1997 related to outstanding debt on subordinated borrowings from our principal stockholder. We had $8,500,000 of debt outstanding under those subordinated notes at the end of 1998, compared to $5,500,000 outstanding at the end of 1997.

BUSINESS SEGMENT OPERATING RESULTS

     The following is a discussion of our industry segment operating results. We define operating earnings as income or loss before interest and income taxes. We do not allocate corporate general and administrative or corporate payroll expenses to our operating segments.

     Central Station Operations. Operating income from our central station segment increased from $816,678 to $1,684,500 or an increase of 106.2%. Revenue related to this segment increased from $6,680,882 to $14,667,212 or an increase of 119.5%. The increase in both operating income and revenue are the result of acquiring seven central station operations in 1998 and internal revenue growth from various programs of approximately 10%.

     Owned Subscriber Accounts. Operating loss related to the owned subscriber accounts segment increased from ($724,526) to ($1,074,121) or an increase of 48.3%. Revenue increased from $5,018,234 to $6,942,036 or 38.3%. Cash flow, defined as operating income plus depreciation and amortization, increased from $2,216,932 to $3,218,050 or 45.2%. The increase in the operating loss in this segment was caused by an increase in amortization and depreciation. The increase in revenue and cash flow is directly related to accounts acquired during the year.

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

     Corporate Expenses. Corporate expenses increased from $2,754,192 to $4,016,675 or 145.8%. The increase is due primarily to increased payroll costs related to additional executive and supervisory level personnel added in 1998. The addition of these people was required to enable us to effectively manage the growth that occurred during 1998 and that is anticipated in the future.

CAPITAL EXPENDITURES

     We made capital expenditures during 1999 and 1998 totaling $1,629,484 and $1,752,860, respectively. Of these capital expenditures in 1999 and 1998, approximately $1,000,000 and $1,130,000, respectively, relates to the installation of new financial and operating systems. The remaining expenditures in both years relate primarily to new phone systems in the central stations and the purchase of computer equipment.

LIQUIDITY AND CAPITAL RESOURCES

     General. Since January 1994, we have financed our operations and growth from a combination of internally generated cash flow, borrowings under our credit facilities and sales of equity securities. Our principal uses of cash are for capital expenditures to support internal growth, the acquisition of central monitoring station businesses and operating expenses. We intend to continue to pursue growth through the acquisition of additional central monitoring station businesses.

     We are continuing to implement our strategy to attract new dealers to our wholesale central station monitoring facilities. We intend to continue issuing shares of common stock throughout the remainder of the year under our Dealer Partner and ValueBuilder programs. The number of shares of common stock to be issued cannot be estimated at this time, but may not exceed 2,000,000 shares, including those that may be issued upon exercise of warrants previously issued to alarm dealers under these programs.


     On April 21, 2000, we entered into a letter of intent, which commits us to combine with KC Acquisition Corp. subsequent to KC Acquisition Corp.'s purchase of Griptight Holdings, Inc./Monital Signal Corporation. Both KC Acquisition and Monital operate wholesale monitoring stations in the United States. Griptight Holdings, Inc. is the parent company to Monital, the capital stock of which was Griptight's sole asset.



     The consideration for this transaction includes $5,000,000 in cash, the equivalent of 4,500,000 shares of our common stock and the assumption of approximately $35,000,000 of debt. The letter of intent also calls for us to issue to SecurityVillage.com the equivalent of 2,500,000 shares of common stock and options to purchase up to 3,000,000 shares of our common stock at a $5.00 per share exercise price in exchange for cash, as a fee in connection with the merger transactions, and for entering into a series of put and call options between our company and SecurityVillage.com. The issuance of stock and options and the put and call agreement require us to file this proxy statement and obtain stockholder approval.



     During the second quarter of 2000 we raised $1,037,250 through the exercise of options to purchase common stock. Of these options, $781,250 was exercised by two directors and an officer/director and the balance by unrelated parties. On August 9, 2000, we received an additional $250,000 from a director in exchange for 100,000 shares of our common stock. These funds have been used to pay approximately $370,000 for earn-outs on acquisitions, for the repayment of holdback notes and deferred acquisition costs, and approximately $650,000 was used for working capital. Additionally, in the third quarter we signed an agreement to provide marketing and sales services to SecurityVillage.com for $85,000 per month beginning in September 2000. In the event that our company and SecurityVillage.com do not sign a merger agreement by October 1, 2000, the agreement for the provision of marketing and sales services will terminate.


     In August, we amended our loan with FINOVA. FINOVA agreed to waive all covenant violations for March 31, 2000 and June 30, 2000. FINOVA also bought out the portion of the loan extended by Citizens Bank of Massachusetts. The loan facility was decreased from $45 million to $17.5 million. We currently have $13.476 million outstanding under the FINOVA loan. Of the remaining $4.0 million available, $3.8 million is reserved for obligations related to the sale of our retail portfolio and the remaining $200,000 is

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

reserved for capital expenditures. Funding for future acquisitions will be sought as needed. We have obligations to SAFE ranging between $1.4 and $3.6 million that may come due in the third quarter.

1999 COMPARED TO 1998

     During the year ended December 31, 1999, contract rights to monitor security systems were purchased for $1,517,537 in cash. During the same period goodwill, net of accumulated amortization, increased from $23,123,820 to $25,911,332 due to the acquisition of central stations during the year. Cash expenditures for acquisitions were $5,232,197 in 1999.


     Our owned account subscriber portfolio was sold to SAFE on June 30, 1999 for $22,800,000 in cash. We signed a note for $1,800,000, which was part of the $22,800,000 purchase price, payable within a year from the sale. This note is extinguished if SAFE purchases contracts from alarm dealers referred by us with total recurring monthly revenue of $230,000 during the term of the loan. Management cannot predict whether we will be able to meet this requirement. As of December 31, 1999, SAFE has purchased contracts with $34,263 of recurring monthly revenue. Additionally, as of December 31, 1999, dealers we had referred have signed letters of intent with SAFE for the sale of contracts with $53,024 of recurring monthly revenue and there were dealers with contracts with recurring monthly revenue totaling over $71,858 that had not yet responded to the letters of intent sent to them. There can be no assurance that SAFE will purchase all or any of the contracts referred even if letters of intent are signed.


     Of the proceeds from the sale of our owned subscriber account portfolio, $20 million was used to pay down debt on our previous line of credit with FINOVA Capital Corporation, which left a principal balance outstanding of approximately $6,600,000. The remaining cash from the sale was used for the completion of capital projects, payment of holdback notes and to pay for transition obligations related to the sale of the owned subscriber account portfolio.

     On September 30, 1999, we refinanced our previous $30 million line of credit with FINOVA Capital Corporation. The refinancing with FINOVA and Citizens Bank of Massachusetts, a wholly owned subsidiary of the Royal Bank of Scotland, consists of a term loan and an acquisition line of credit. The term loan was in the principal amount of $7 million, which covered our existing indebtedness to FINOVA and working capital. The acquisition line of credit of up to $38 million is solely for acquisitions of central monitoring station businesses. We may draw on this line of credit through March 31, 2001. On March 10, 2000, we entered into a second amendment to loan instruments which created a $1 million capital expenditure line and a line of credit up to $2 million to cover contingent obligations related to the SAFE attrition guarantee and referral obligation. This combined $3 million was taken out of, and thereby reduced, the acquisition portion of the $45 million facility discussed above. Both the term loan and the acquisition line of credit bear initial interest at a variable rate of prime plus 0.75%. The Interest Rate is, however, subject to an upward adjustment depending on the loan-to-recurring-monthly-revenue ratio. These obligations mature in five years.

     As of December 31, 1999, we had approximately $32,686,000 available for acquisitions on our existing line of credit with FINOVA Capital Corporation and Citizens National Bank of Massachusetts.

     On September 30, 1999, we entered into the Second Amendment to Security Associates International, Inc. Common Stock Subscription and Purchase Agreement with TJS Partners, L.P., our principal stockholder. Pursuant to this agreement,
(i) $10,000,000 of subordinated debt and accrued interest we owed to TJS Partners, L.P., (ii) 66,910 shares of convertible preferred stock, and (iii) 500,000 shares of 12% redeemable preferred stock, together with all accrued dividends, were exchanged for 135,709 shares of newly designated Series A convertible preferred stock.

     The Series A convertible preferred stock has a $10 par value and a liquidation preference of $350 per share, and each share is convertible into 100 shares of our common stock. The Series A convertible preferred stock is also entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

     In November 1999, we purchased central stations in Seattle, Washington and Chino, California. The total purchase price for these acquisitions was approximately $4,300,000 in cash, 100,000 shares of our

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

common stock and certain assumed liabilities. We also purchased an additional central station in Metairie, Louisiana and a central station monitoring business in Idaho in December 1999. The total purchase for these two acquisitions approximated $1,000,000 plus the assumption of liabilities.

     Current liabilities decreased during the year ended December 31, 1999 compared to 1998 from $9,850,442 to $6,859,791. Unearned revenue decreased by $3,209,921 due to the sale of our owned subscriber account portfolio and a concerted effort to convert our subscribers from quarterly, semi-annual and annual billing cycles to monthly. This was done to smooth cash flow and expedite the collection of receivables. Accrued expenses increased by $471,523 due to the exchange of $3,576,166 of accrued interest and dividends by TJS Partners for Series A convertible preferred stock, offset by additional accruals related to the sale of the owned accounts of $3,097,278. Additional increases in accruals in 1999 are approximately $950,000. Accruals of approximately $460,000 are related to acquisitions in the fourth quarter of 1999, including an accrual of $250,000 for expenses related to moving the Metairie, Louisiana facility. Additionally, accrued payroll increased approximately $400,000 in 1999 and an accrual of $90,000 related to the Employee Stock Purchase Plan is recorded in 1999. Current maturities decreased by $200,956 during the year. In 1998, current maturities were comprised of the short-term portion of the FINOVA debt ($1,330,000) and other short-term debt of $844,038. In 1999, current maturities were comprised of a short-term note of $1,800,000 due to SAFE and other short-term debt of $173,352. Senior debt borrowings decreased by approximately $14,322,002 and subordinated borrowing decreased by $8,500,000. Net capital of $192,500 was raised during the year through warrant and option exercises for the purchase of common and preferred stock. These proceeds were used to fund central station acquisitions, the purchase of fixed assets and for general corporate purposes.

1998 COMPARED TO 1997

     During the year ended December 31, 1998, contract rights to monitor security systems, net of accumulated amortization, increased $1,344,336 to $15,252,814 due to a net increase of 3,883 subscriber accounts. During the same period goodwill, net of accumulated amortization, increased from $11,933,074 to $23,123,820 due to the acquisition of seven central stations during the year. Cash expenditures for acquisitions were $12,431,112 in 1998. Cash paid for 7,032 subscriber accounts purchased was $3,897,659 in 1998.

     Current liabilities increased during the year ended December 31, 1998 compared to 1997 from $6,756,199 to $9,850,442. Unearned revenue increased by $662,402 due to acquisitions and our overall growth. Accrued liabilities increased by $1,316,541 primarily due to an increase in accrued interest and dividends due to TJS Partners, L.P. and our overall growth. Current maturities increased by $1,276,585 during the year. Senior debt borrowing increased by approximately $10,088,000 and subordinated borrowing increased by $3,000,000. Net capital of $2,048,351 was raised during the year through warrant and option exercises for the purchase of common and preferred stock. These proceeds were used to fund central station acquisitions and the acquisition of subscriber accounts from alarm dealers, the purchase of fixed assets and for general corporate purposes.

  TJS Partners, L.P.'s Investment

     During the first three quarters of 1999, TJS exercised options to purchase 250 shares of convertible preferred stock for an aggregate purchase price of $25,000. On September 30, 1999 TJS exchanged its subordinated debt, convertible preferred stock and redeemable preferred stock for Series A convertible preferred stock on the terms discussed above. Subsequently, TJS purchased 650 shares of Series A convertible preferred stock for an aggregate purchase price of $71,250. On February 9, 2000 and February 25, 2000, TJS advanced $125,000 to us in anticipation of the exercise of standby options to purchase 500 shares of Series A convertible preferred stock and $79,093 in anticipation of the exercise of standby options to purchase 827 shares of Series A convertible preferred stock, respectively.

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

  Loan Agreement with FINOVA Capital Corporation

     On December 31, 1996, we entered into a loan agreement with FINOVA. The maximum amount available under the FINOVA loan agreement was originally $15 million. On December 2, 1997, our loan agreement with FINOVA was amended. Under the amended loan agreement, our credit facility was increased to $30 million. On September 30, 1999, the loan agreement was renegotiated to increase the facility to $45 million. Certain financial covenants were changed and Citizens Bank of Massachusetts now participates in the facility with FINOVA. Our new loan agreement allows us to draw on the acquisition portion through March 31, 2001 and matures on December 31, 2004, subject to earlier termination. On March 10, 2000, we entered into a second amendment to loan instruments which created a $1 million capital expenditure line and a line of credit up to $2 million to cover contingent obligations related to the SAFE attrition guarantee and referral obligation. This combined $3 million was taken out of, and thereby reduced, the acquisition portion of the $45 million facility discussed above.

     The interest rate on borrowings under the new loan agreement is the base rate in effect from time to time plus the applicable margin. At December 31, 1999, the applicable margin was 0.75% and the interest rate was 9.50%. We paid a loan fee of $262,500 on the original closing in December 1996, and an additional $222,000 on the effective date of the increase in December 1997. We paid a loan fee of $337,500 on the new loan agreement on September 30, 1999. We are obligated to pay a commitment fee of 0.5% on the unused portion of the facility during the period we are able to draw on the facility.

     The loan agreement with FINOVA and Citizens Bank of Massachusetts contains customary covenants. The most important covenants can be summarized as follows: until all obligations under the FINOVA loan agreement are paid or performed in full, neither we nor our covered subsidiaries may, except as specifically permitted: (i) incur indebtedness; (ii) encumber our properties; (iii) merge with or acquire other companies; (iv) incur contingent liabilities; (v) make distributions on or redeem equity securities; (vi) prepay debt; (vii) enter into operating leases (in excess of scheduled amounts); (viii) make investments in or loans to other companies; (ix) make fundamental changes in our businesses; (x) change the locations of our facilities; (xi) dispose of assets; (xii) amend our organizational documents; (xiii) issue additional membership interests in certain subsidiaries; (xiv) enter into contracts with members; (xv) permit the occurrence of any violations of ERISA; or (xvi) pay management compensation in excess of permitted amounts; (xvii) allow the ratio of total debt to operating cash flow (as defined) to exceed 3.50; (xviii) allow the total debt to exceed 15 times RMR for subscriber accounts we monitor for alarm dealers; (xix) the ratio of operating cash flow (as defined) to interest expense must be at least 1 to 1;
(xx) the fixed charge coverage ratio (as defined) must be at least 1.05 to 1; and (xxi) mandatory prepayments from excess cash flow as defined in the loan agreement.

     In August 2000, we amended our loan with FINOVA. FINOVA agreed to waive all covenant violations for March 31, 2000 and June 30, 2000. FINOVA also bought out the portion of the loan extended by Citizens Bank of Massachusetts. The loan facility was decreased from $45 million to $17.5 million. We currently have $13.476 million outstanding under the FINOVA loan. Of the remaining $4.0 million available, $3.8 million is reserved for obligations related to the sale of our retail portfolio and the remaining $200,000 is reserved for capital expenditures. Funding for future acquisitions will be sought as needed. We have obligations to SAFE ranging between $1.4 and $3.6 million which may come due in the third quarter.

INFLATION

     Management does not believe that inflation had a significant impact on our results of operations for the periods presented.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

     We currently do not invest excess funds in derivative financial instruments or other market rate sensitive instruments for the purpose of managing interest rate or foreign currency exchange rate risk or for any other purpose.

     We incur debt from three sources: dealers from whom we acquire subscriber accounts, senior debt from FINOVA and a note related to the sale of our retail account portfolio. Debt owed to dealers is in the form of a "holdback note," which is collateral to a guaranty of the aggregate revenue produced by subscriber accounts purchased from the dealer for a period of time. These notes are non-interest-bearing and comprise less than 0.5% of our total debt. At June 30, 2000 we had $13,189,460 in senior debt due to FINOVA at an interest rate of prime (9.5%) plus 0.75%. We also have a note due currently of $1,800,000 at an 8% annual rate related to the sale of the owned account portfolio. There is a referral transaction pending that will satisfy our obligations under the note if SAFE closes the transaction. It cannot be determined when or if we will have to pay the note. We do not have exposure to foreign currency fluctuations and do not use derivatives for trading purposes.

INTEREST RATE RISK

     The table below provides information about our debt obligations that are sensitive to changes in interest rates. For these debt obligations, the table presents principal cash flows and related average interest rates by expected maturity dates.

                                                           MATURITY DATE
                                    -----------------------------------------------------------
                                                                                         FAIR
                                    2000   2001     2002     2003     2004     TOTAL     VALUE
                                    ----   -----   ------   ------   ------   -------   -------
                                                       (DOLLARS IN MILLIONS)
Fixed Rate Debt                     $1.8                                      $   1.8   $   1.8
Average Interest Rate                  8%                                           8%
Variable Rate Debt                         $.725   $1.550   $2.077   $8.837   $13.189   $13.189
Average Interest Rate                        9.5%     9.5%     9.5%     9.5%      9.5%

            INFORMATION REGARDING SECURITY ASSOCIATES INTERNATIONAL

OVERVIEW

     We provide security alarm monitoring services for both residences and businesses as subcontractor for independent alarm dealers for subscribers who have entered into monitoring contracts with them. Independent alarm dealers are primarily owner-operated companies that have less than 10,000 subscribers. Our ability to attract new monitoring business is enhanced and supported by a network of 2,700 independent alarm dealers, to whom we also provide industry-related education in the areas of technology, finance, management and marketing.

     We were incorporated in 1990 as an Illinois corporation and, through a merger in 1992, we became a Delaware corporation. Our original stockholders were thirty independent alarm dealers, in addition to our four founders. Three of our four founders are still active in our management: Ronald I. Davis, Chairman of the Board of Directors, James S. Brannen, President, and Stephen Rubin, Senior Vice President. We conduct our operations directly through central monitoring stations we own and through three wholly owned operating subsidiaries which operate central monitoring stations (which are the locations where the actual monitoring of the subscriber's alarms is conducted).


     We intend to continue to merge our wholly owned subsidiaries into our company in an effort to reduce costs and realize economies of scale. We may also consolidate the operations of our central monitoring stations where we believe we can realize operating economies while maintaining our regional relationships with independent alarm dealers.



     Prior to June 30, 1999, we also provided monitoring services directly to residences and businesses. On June 30, 1999, we sold our portfolio of approximately 27,000 owned (retail) subscriber accounts to Security Alarm Financing Enterprises, Inc. (SAFE). We continue to monitor these accounts under contract with SAFE and are SAFE's preferred provider of alarm monitoring services.

     The sale of our subscriber accounts to SAFE represented a major turning point in our progress. As a result of that transaction, we disposed of a non-core asset and re-focused our efforts on our core wholesale monitoring business and on our dealer network.

     Most of the proceeds of the sale of the subscriber accounts went to pay down our line of credit with FINOVA Capital Corporation. Following the subscriber account sale, we entered into a new $45,000,000 line of credit with FINOVA and Citizens Bank of Massachusetts, a wholly owned subsidiary of the Royal Bank of Scotland. At the same time, our principal outside investor, TJS Partners, L.P., agreed to restructure its investment in our company, further improving our balance sheet and our ability to expand our core wholesale monitoring business. In August 2000, we amended our loan with FINOVA. FINOVA agreed to waive all covenant violations for March 31, 2000 and June 30, 2000. FINOVA also bought out the portion of the loan extended by Citizens Bank of Massachusetts. The loan facility was decreased from $45 million to $17.5 million. We currently have $13.476 million outstanding under the FINOVA loan. Of the remaining $4.0 million available, $3.8 million is reserved for obligations related to the sale of our retail portfolio and the remaining $200,000 is reserved for capital expenditures. Funding for future acquisitions will be sought as needed. We have obligations to SAFE ranging between $1.4 and $3.6 million, which may come due in the third quarter.

     Our revenues consist of recurring monthly revenue ("RMR") payments under written contracts with independent alarm dealers to provide monitoring services to their subscribers. Total revenues increased from $2,733,253 for the fiscal year ended December 31, 1995 to $22,689,132 for the fiscal year ended December 31, 1999. Operating cash flow increased from $251,073 for the fiscal year ended December 31, 1995 to $3,105,173 for the fiscal year ended December 31, 1999. Operating cash flow is defined as earnings before depreciation, amortization, interest expense, income taxes and certain other expenses that are paid for with common stock or warrants. Our loss per share of common stock for the fiscal year ended December 31, 1999 was $0.59 per share. As a result of the sale of our subscriber account portfolio on June 30, 1999 and our new focus on the wholesale monitoring business, our results for the current fiscal year are not completely comparable to our results for prior periods. See "Security Associates International Management's Discussion and Analysis of Financial Condition and Results of Operations."

     As of June 30, 2000, we provide monitoring services for approximately 393,000 residences and businesses from our national network of regional central monitoring stations. All of these locations were monitored under contracts with approximately 2,700 alarm dealers for subscriber accounts owned by them. From January 1, 1995 through June 30, 2000, the number of subscriber accounts we monitored increased from approximately 51,471 to approximately 393,000.


     We estimate that our central monitoring stations are currently capable of monitoring at least 750,000 subscriber accounts. We expect to be able to monitor 1,000,000 subscriber accounts by the end of 2000, without any major investment and not taking into account any future acquisitions.


     Our network of independent alarm dealers consists of 2,700 dealers nationwide that are estimated to own approximately 600,000 subscriber accounts, some of which are presently monitored at central stations owned by our competitors. In order to attract new alarm dealers, and to continue to develop our relationships with those dealers already using our central monitoring stations, we, among other things, host an annual convention for independent alarm dealers. At this meeting, developments in the security industry are discussed and industry experts make numerous presentations. This meeting is designed to keep the alarm dealers abreast of new developments in technology, marketing and management as well as new business opportunities.

     We also distribute an "audio magazine" to our network of dealers on a quarterly basis and conduct numerous smaller meetings throughout the year. Our relationships with independent alarm dealers are important because dealers are the source of our revenues. We intend to continue to increase the number of subscriber accounts we monitor. In pursuing this goal, we anticipate acquiring additional central monitoring station businesses and adding additional subscriber accounts as the businesses of our existing alarm dealers grow and as new dealers join our central monitoring stations.

     In the future, we believe that we can develop future business opportunities based on our network of 2,700 independent alarm dealers representing over 15,000 trained installation and service personnel, all of whom are experts in low-voltage technology. We have also created through our dealers a network of approximately 393,000 consumers electronically connected to our regional, secure, redundant, UL-listed central monitoring stations. We believe that these networks uniquely position us to become a key participant in the delivery of in-home services as technologies converge.

INDUSTRY OVERVIEW

     General. The electronic security alarm industry is characterized by a large number of small individually owned companies involved in security alarm system installation and monitoring. According to Barnes Associates, a well-known investment banking and consulting firm in the industry, the top five companies account for approximately 45% of the market, with an estimated 10,000 to 12,000 dealers constituting the remainder of the market. Taken together, however, these 10,000 to 12,000 alarm dealers represent a nationwide presence with expertise in the installation and servicing of low voltage electronic systems. It is the needs of this nationwide market of alarm dealers, and the opportunities they represent, that we seek to address.

     We believe that another characteristic of the security alarm industry is its continuing growth. Industry statistics published by Security Sales in the 2000 Security Sales Fact Book, an industry publication, indicate that revenues for the electronic security alarm segment of the security industry grew from $9.7 billion in 1991 to $15.8 billion in 1999. The Central Station Alarm Association reported in the summer 1998 issue of Dispatch that the security services market in the United States is expected to grow at a rate of 6.4% annually between 1998 and 2004.

     The growth in the security alarm industry has been fueled by several factors. We believe the aging of the population and the increase in two-career families have both contributed to an increased focus on the security of the home. Security Sales reported in January 1999 that residences without alarm systems are more than twice as likely to be burglarized as those with systems (14.8% vs. 6.6%) and that commercial sites without alarm systems are 4.5 times more likely to be burglarized than those with systems (7.59% vs. 1.66%). Many insurance companies also offer discounts to home and business owners who install alarm systems.

     Several large, well-capitalized companies, including Western Resources, Inc. and Tyco International, Inc., are active in the security alarm industry directly or through subsidiaries. We believe that these companies were attracted by the fragmented nature of the industry and its growth potential. Additionally, utility and telephone companies are attracted by the similarity between the services provided in the security alarm industry and the services they already perform, which also involve providing services via wire connections in return for monthly fees.

     As larger participants have entered the security alarm industry, they have introduced mass-marketing techniques which have included heavy advertising and low-cost system installations tied to multi-year monitoring contracts. These long-term contracts typically have one-to-five-year initial terms and one-year automatic renewals if they are not canceled. The monthly cash flow generated by the monitoring contracts subsidizes the cost of installations. Large, well-capitalized companies can afford to initially subsidize the costs of installing alarm systems. As competition has driven the average price of installed alarm systems down, independent alarm dealers, who have more restricted access to capital, continue to search for an appropriate competitive response.

THE NEEDS OF THE INDEPENDENT DEALER COMMUNITY

     Among the major issues confronting independent alarm dealers are:

     Retaining Subscriber Accounts. Independent dealers sell and install alarm systems in homes and businesses and, at the same time, enter into contracts to provide monitoring services, typically with one-to-five-year terms. The dealer generally subcontracts with a third-party central station to provide the actual monitoring. The dealer retains as profit the difference between what it charges the subscriber as a monitoring fee and the cost of buying monitoring services from the third-party central station plus general and administrative expenses. This recurring monthly monitoring revenue is an important component of a dealer's total revenue stream. According to SDM Magazine's "Insider Report for 2000," approximately 33% of dealers' revenues consist of monitoring and service fees.

     Financing. For most independent dealers, their subscriber accounts represent their most substantial asset. Banks and other commercial lenders, which are a very important source of financing for most small businesses, have historically been unwilling to lend against subscriber accounts as collateral or to provide financing for subscriber purchases of alarm systems. Because of their more limited access to financing, independent dealers have a difficult task competing with the larger companies, who have greater access to capital. This issue has become more pronounced as the market has forced dealers to subsidize the cost of alarm system installations. The limited ability to turn subscriber accounts into the cash needed to support other aspects of their businesses and to be able to offer financing to purchasers of alarm systems is a very important concern of independent dealers.

     Training and Support. Dealers must not only be financially sophisticated, they must also be able to run their businesses economically and with a relatively small amount of resources, both human and financial. In addition, independent dealers must be able to choose effectively between competing new technologies. Dealers need the tools that will allow them to identify and exploit new opportunities both within the alarm industry and in related fields. Dealers must also be aware of regulatory changes affecting the industry. There are limited resources available to help the independent dealer meet these needs.

     New Business Opportunities. The skills needed to install security alarm systems can also be applied to the installation of other low-voltage systems, such as closed circuit television, home automation, audio and home entertainment centers and satellite dishes. Many alarm dealers currently provide these services to their subscribers. We believe that application of these same skills can generate other new business opportunities. We are seeking new opportunities for ourselves and our dealers through alliances with providers of services that are complementary with the services that we and our dealers already provide. We believe that potential partners that embrace this vision will desire to offer a broad range of related services without incurring the expense or experiencing the uncertainties of entering unfamiliar product markets or developing a nationwide network of servicing and installing dealers. Through our relationship with SecurityVillage.com we plan to offer a broad range of security and Internet-related products and services to security businesses and end-users. Independent alarm dealers who elect to participate in the SecurityVillage.com programs will realize incremental revenues. Independent dealers must be aware of and learn how to respond to new market opportunities if they are to survive and prosper in the future.

ALARM MONITORING

     Our Relationships with Independent Alarm Dealers. Our response to the challenges and opportunities presented by the security alarm industry has been significantly influenced by the personal and business experience of two of our founders. Both Ron Davis, the Chairman of the Board of Directors and Steve Rubin, a Senior Vice President, were principals of the Davis Marketing Group, an organization formed in the mid-1970s to provide consulting services to alarm dealers. Davis Marketing evolved into a franchiser of alarm installation businesses, which later became a network of dealers, initially made up of the former franchisees. The network provided its members with group buying, training and education services. In 1990, our company was formed to purchase subscriber accounts from independent alarm dealers for our own portfolio and to acquire an interest in a central monitoring station located in Grand Rapids, Michigan. The initial stockholders (other than the founders) were almost all independent alarm dealers. The relationship with our dealer network remains a key part of our growth strategy. It is this history that has made us keenly aware of, and uniquely able to address the needs of independent alarm dealers and of the opportunities that those needs represent.

     One of the unique aspects of our position in the security alarm industry is what we do not do: we do not sell and install security systems. As a result, we are not viewed as a competitor in the alarm dealer community. Several of our competitors in the monitoring business also sell and install security systems, and some are even leading mass-marketers of low-cost system installations.

     Another service we provide our dealers who wish to sell subscriber accounts, or obtain loans using subscriber accounts as collateral, is referral to Security Alarm Financing Enterprises, Inc., with whom we have formed an alliance. This alliance involves SAFE using our central stations to monitor accounts that we refer to them and which they purchase from us, paying us commissions for the referrals on accounts they purchase over agreed-upon thresholds and making us their preferred provider of monitoring services. SAFE is an alarm-industry-specialized financing company that does not sell or install security systems. SAFE's policy is to contract with the selling alarm dealer to continue servicing the underlying alarm system. SAFE also refers all inquiries relating to system enhancements to the servicing alarm dealer. This allows dealers to further enhance their businesses. By working with our company and SAFE, dealers can purchase monitoring services and obtain financing from companies they view as allies rather than competitors.

     In a market where the competition for providing monitoring service is high, we believe that the depth of our relationships with alarm dealers gives us a competitive edge.

     Provide High-Quality Monitoring Services to Independent Dealers. A subscriber account represents a stream of income that may continue for many years if the monitoring contracts are extended for additional renewal terms. An enterprising dealer can even increase the value of a subscriber account by selling add-on services such as:


     - security and other Internet-related products and services such as those offered through SecurityVillage.com;


     - alarm system maintenance and servicing;

     - two-way voice communications between the subscriber and the central monitoring station; and

     - cellular telephone or long-range radio backup to the normal land-line telephone links to the central monitoring station.

     Subscriber accounts are subject to attrition (cancellation) for many reasons that are beyond the dealer's control, such as nonpayment by the subscriber, the sale of a home or business or, to some extent, lower-cost service offerings by competitors. One element that the dealer can control, however, is attrition due to poor monitoring services provided by the central station from which it purchases those services. Dealers address this problem by contracting with companies that have a demonstrated record of providing high-quality service.

     We strive to own and operate superior central monitoring stations with highly efficient equipment and a well-trained staff to deliver high-quality monitoring services. All of our central stations are listed with Underwriters Laboratory (UL). To obtain and maintain a UL listing, a central station must be located in a building meeting UL's structural requirements, have a backup and uninterruptible power supply and have secure telephone lines and redundant computer systems that meet UL criteria. Access to the facility must also be strictly controlled. Our central stations are also capable of supporting a full range of add-on services such as two-way voice communications, cellular transmission and long-range radio access.


     Another of our objectives is to substantially increase the number of subscriber accounts to which we provide monitoring services and to increase the profitability of the services we provide. We are adding monitoring capacity and continuing the consolidation of our monitoring operations to realize additional economies of scale. We will continue to maintain and further enhance the quality of the services we provide and market to the alarm dealer community. Ron Carr, our Senior Vice President for Central Station Operations, leads this effort. Mr. Carr was formerly Director of Telecommunications and Central Station Operations for SecurityLink and, prior to that, Director of Telecommunications for ADT, Inc.


     Integrate Central Station Operations and Realize Economies of
Scale. Historically, our central monitoring stations were separately owned and operated as independent business units by the original owners. Our acquisition and consolidation of the formerly independent monitoring companies has presented us with opportunities to increase the profitability of each of these operations. We seek to exploit these opportunities by eliminating duplicative efforts. Under this program:

     - we have implemented a single centralized accounting system;

     - we have created a centralized billing, customer service and collections department to service all of our central monitoring stations; and

     - we will continue the consolidation of monitoring operations into regional central monitoring stations.

Utilizing the additional monitoring capacity in our central stations means that the incremental cost of servicing additional subscriber accounts should be substantially reduced. This can be illustrated by the acquisition in August 1998 of Reliance Protection Services, Ltd., a central monitoring station located in Schaumburg, Illinois. In that transaction, the physical facility located in Schaumburg was not purchased. Instead, all of the subscriber accounts monitored there were transferred in bulk, along with certain equipment and software, to our central station located in Des Plaines, Illinois. Only five additional personnel were necessary to accommodate the additional 11,500 subscriber accounts. By contrast, the old Reliance operation required twelve full-time employees plus a leased facility and associated expenses. Further consolidations will take place, as we deem appropriate.

     Maintain and Enhance the Quality of Monitoring Services. In the normal course of our business, we sometimes experience cancellation of accounts for various reasons, some of which are beyond our control. Accounts may be lost because, for example, dealers go out of business or subscribers relocate. Accounts may also be lost because of problems with service. Among our initiatives are the implementation of a statistical quality control system and a formal training and advancement program. We also conduct continuous reviews of the operations of each of our central monitoring stations to improve the functionality and profitability of our monitoring services.


     Previously, each of our central monitoring stations used slightly different event monitoring software and hardware. However, we have recently conformed and upgraded the computer systems used in all of our central stations. The system-wide upgrade was designed to:


     - Standardize the central station information systems to allow better information flow between the central stations.


     - Allow more efficient information exchange between the central stations, the alarm dealer and the home office.


     - Create fully redundant systems in case of system failure in one or more of the central stations.

     - Increase the efficiency of our customer service department.

     We believe that these improvements will allow us to conduct our operations in a more efficient and cost effective manner. Furthermore, we anticipate that the new systems will provide a platform from which we can offer a wider selection of value-added services to our alarm dealers. These services include providing dealers with after-hours answering services, Internet or direct access to end-user information for a dealer's subscriber accounts and automated interactive alarm system testing services.

     Implement Regional Marketing Program. We have reorganized and changed the focus of our sales force. In the past, we relied on the existing subscriber account base of the acquired central monitoring station businesses and the "natural increase" in subscriber accounts that occurs as alarm dealers who are already customers install additional alarm systems for our growth. Additionally, our sales force was centrally located and approached alarm dealers on a national basis. We have redirected our sales effort by organizing a decentralized sales force based in our regional locations. The design of our marketing programs has remained a home office function.

     The salespeople in each of our regional locations are responsible for selling our services in the region where they are located. It is our belief that we will be more successful in selling monitoring services to alarm dealers if our salespeople and customer service managers are geographically close to the dealers.

     As part of our relationship oriented strategy, we have implemented a "Value Added" providers program that allows alarm dealers to obtain discounts and preferential pricing from selected service and equipment suppliers.

DEALER FINANCING PROGRAMS

     General. Alarm dealers, like many other small businesses, from time to time need financing in order to operate and grow their businesses. The reasons a dealer might need access to cash are extremely varied and include the need to manage cash shortfalls, to finance expansion or inventory and to subsidize the costs of system installations. In addition, many dealers would like to be able to offer financing for potential purchasers of alarm systems. As is common with small businesses, access to capital is limited. Access to bank financing is also limited for both the dealers and for their subscribers who may wish to finance the purchase of the alarm system.

     For many dealers, the most significant assets they own are the contract rights for monitoring the subscriber accounts. Unfortunately, such contract rights are generally not treated as tangible assets against which banks, or other traditional lending institutions, will lend on a secured basis. This situation creates a dilemma for dealers, and an opportunity for us to strengthen our relationship with our alarm dealers because we are able to accurately assess the value of these assets and assist dealers in obtaining financing.

     Steve Rubin heads our dealer financing programs. Mr. Rubin has over twenty-eight years of experience counseling alarm dealers as to their financing options and assisting them with their financing needs.

     Sale of Subscriber Accounts. One method of financing that has developed in the security alarm industry is the sale of subscriber accounts to third parties. While we no longer purchase subscriber accounts, we do offer a referral program for our dealers through Security Alarm Financing Enterprises, Inc. (SAFE). In a typical transaction, the alarm dealer will sell subscriber contracts for a price that is a multiple of the current monthly payment amount generated by that subscriber account. This monthly payment amount is commonly called RMR in the industry, which stands for recurring monthly revenue. For example, if a single contract provided for monthly payments of $25 per month it might sell for $750, or thirty times RMR.

     Assisting Dealers in Obtaining Loans. Because high quality subscriber accounts represent a reliable future stream of revenue with little incremental costs, some dealers prefer to borrow using their subscriber accounts as collateral. As previously mentioned, banks have historically been reluctant to lend against subscriber accounts as collateral. We believe that only three sizable finance companies exist with active lending programs in the industry and their lending capacity is relatively small compared to what we believe is the potential demand for loans secured by accounts.

     Because of our familiarity with the security industry, our strategic alliance with SAFE and our knowledge of other potential lenders, we believe we are well prepared to assist alarm dealers in obtaining loans.

     The SAFE Loan Program. In November 1999, SAFE introduced its loan program. Under this program, SAFE will lend to qualified dealers for periods of up to 60 months, secured by dealer owned monitoring accounts. We refer qualified dealers to SAFE and attempt to facilitate the loan approval process. Because the SAFE program is presently only available for loan transactions in excess of $500,000 we also refer dealers to other lenders under our ValueBuilder Program

     The ValueBuilder Program. The ValueBuilder program was developed to assist alarm dealers in obtaining subscriber financing for installed alarm systems, to allow alarm dealers to obtain substantial discounts on alarm equipment and to compete in the "low" or "no" money down market.

     Under this program, dealers are able to obtain financing for their subscribers, which is repaid in 36 to 60 months. From the subscriber's point of view, only a small down payment is required to purchase the system. The subscriber account and its revenue stream secure the loan. In the event the account cancels during the first year of the program, the dealer is required to provide another account and its revenue stream to secure payment to the finance company that advanced the funds. At the end of the repayment period, the dealer retains all rights to the subscriber account and the revenue stream it generates.

DEALER SUPPORT STRATEGY

     Offer High-Quality Support Programs. The marketplace in which the independent alarm dealer competes is undergoing rapid change. The presence of large, well-capitalized companies creates a much more competitive environment. It is in this context that we believe our ongoing educational and management development program is not only valuable to our network of alarm dealers, but also can add depth and permanence to our relationships with independent dealers. Our efforts are headed by Ron Davis, Chairman of the Board, with more than twenty-eight years of experience as a speaker and author on a broad range of subjects concerning the security alarm industry, independent alarm dealers and the changes in the marketplace that have and will continue to impact them.

     We conduct numerous meetings each year at locations around the country at which issues and opportunities facing the industry are presented. We also host an annual three day educational conference attended by alarm dealers, where presentations are made by both our personnel and other professionals from within the industry, as well as specialists in such fields as finance and marketing and motivational speakers.

     Our Audio Insight program supplements these activities. Audio Insight is an audio magazine that is distributed quarterly. Each edition of Audio Insight, hosted by Mr. Davis, is a cassette of about one-hour in length, which contains ideas, interviews and insights relating to the alarm industry. We also distribute camera-ready consumer newsletters that can be customized by alarm dealers for mailing to their own subscriber base as a marketing tool. The Audio Insight cassette and the consumer newsletter program are only available to members of our dealer network.

     Assisting Dealers in Exploiting Future Opportunities. We anticipate that new business opportunities for alarm dealers will continue to develop as a result of the convergence of the technologies by which such services as telecommunications, entertainment and security are delivered with the Internet. Because of the size and geographic diversity of our dealer network and their subscribers, we intend to present our company to service and equipment providers as an easy and cost-effective way of approaching independent installers and their subscribers. We believe that the collective strength of our independent dealer network enables us to more effectively exploit these and other emerging market opportunities.

     One outstanding opportunity in this regard is our potential merger with SecurityVillage. com. SecurityVillage.com was established to become the leading provider of a new category of Web based security-related services, products and information for consumers and for the businesses participating in the security business. As the first mover into this category, SecurityVillage.com intends to create a new Internet communication service that allows subscribers to interactively view, protect and control their homes and businesses; to locate and communicate with family and colleagues; and to monitor the health and well-being of family and members of the community. See "Background of the Merger."

     Building a Deeper Relationship with Independent Dealers. We view our overall marketing strategy as an attempt to build a broad range of relationships with independent alarm dealers through which we can develop and market a range of services designed to address alarm dealer needs and build recurring revenue for our dealers and us. Our strategy is built around the premise that dealers are best served when our regional central monitoring station personnel develop a personal relationship with them. To implement this strategy we have developed a force of regional dealer liaison personnel. These dealer liaisons provide personalized one stop service to alarm dealers to address their individual needs as they arise. Meetings of central station based user groups and a national advisory council supplement their efforts.

     We implemented our user group and national council programs to gain dealer insight into the quality of the services that we provide. Each of our central stations has a user group of alarm dealer customers in its service area. These user groups meet periodically and serve as a regular source of feedback for both the central stations and for our company as a whole. We also utilize the user groups as forums at which we can test the attractiveness and demand for proposed new services before making major commitments of time and money to new programs. In addition, we have formed a national advisory council made up of representatives of our regional dealer user groups. We meet with the members of our national council twice a year. One of these meetings occurs at our annual conference.

     We believe that these initiatives will greatly enhance the quality of our monitoring services, and, therefore, their attractiveness to alarm dealers. We also believe our access to, and knowledge of, the alarm industry and independent alarm dealers is of value to others who may wish to use the services of, or sell products to, or through, our network of alarm dealers and their subscribers.

SALE OF RETAIL PORTFOLIO TO SAFE

     Sale of Retail Portfolio. On June 30, 1999, we sold our portfolio of approximately 27,000 retail subscriber accounts to Security Alarm Financing Enterprises, Inc. ("SAFE"), a leading finance company serving independent alarm dealers. We will continue to monitor these accounts and we are SAFE's preferred provider of alarm monitoring services. The total transaction value was $22,800,000, of which $1,800,000 was a loan extended by SAFE to SAI. The loan is due in one year and bears interest at the rate of 8% per year.

     The loan will be considered paid in full if during the term of the loan we refer to SAFE $230,000 in recurring monthly revenue ("RMR") from alarm dealers for purchase or for collateral for loans, which SAFE then closes, under SAFE's financing programs. There can be no assurance that we will be able to refer, or that SAFE will purchase, $230,000 in RMR during the term of the loan. If we refer $230,000 or more in RMR during the term of the loan, we will receive commissions that are calculated from the first dollar of RMR referred and purchased. We have the opportunity to earn additional commissions in the second and third year of our referral agreement if we refer and SAFE closes on $460,000 and $690,000 in RMR, respectively. At the end of the first year, SAFE has closed on transactions representing a total of $53,084 in RMR. There is a referral transaction pending that will satisfy our obligations under the note if SAFE closes the transaction. It cannot be determined when or if we will have to pay the note.

     The sale of our retail accounts to SAFE allows us to fully concentrate our resources on our primary business of providing wholesale monitoring services to independent alarm dealers.

     Line of Credit for Acquisitions and Capital Expenditures. On September 30, 1999, we refinanced our previous $30,000,000 line of credit with FINOVA Capital Corporation. The refinancing with FINOVA and Citizens Bank of Massachusetts consisted of a $7,000,000 term loan and a $38,000,000 acquisition line of credit. In August 2000, we amended our loan with FINOVA. FINOVA agreed to waive all covenant violations for March 31, 2000 and June 30, 2000. FINOVA also bought out the portion of the loan extended by Citizens Bank of Massachusetts. The loan facility was decreased from $45 million to $17.5 million. We currently have $13.476 million outstanding under the FINOVA loan. Of the remaining $4.0 million available, $3.8 million is reserved for obligations related to the sale of our retail portfolio and the remaining $200,000 is reserved for capital expenditures. Funding for future acquisitions will be sought as needed. We have obligations to SAFE ranging between $1.4 and $3.6 million which may come due in the third quarter.

     The loan bears initial interest at a variable rate of prime plus 0.75% or the LIBOR rate plus 3.5%, at our discretion. The interest rate is, however subject to an upward adjustment depending on the loan to recurring monthly revenue ratio. This obligation matures in five years.


     Restructuring of TJS Partners' Investment. On September 30, 1999, we entered into the Second Amendment to Security Associates International, Inc. Common Stock Subscription and Purchase Agreement with TJS Partners, L.P., our principal stockholder. Pursuant to this agreement: (i) $10,000,000 of subordinated debt and accrued interest owed by us to TJS Partners, L.P.; (ii) 66,910 shares of convertible preferred stock; and (iii) 500,000 shares of 12% redeemable preferred stock, together with all accrued dividends, which were held by TJS Partners, L.P., were exchanged for 135,709 shares of newly designated Series A convertible preferred stock.


     Each share of Series A convertible preferred stock has a $10 par value, a liquidation preference of $350 per share and is convertible into 100 shares of our common stock. The Series A convertible preferred stock is also entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

     The holder of Series A convertible preferred stock is entitled to vote on all matters on which holders of our common stock are entitled to vote, on an as-converted basis. However, the total voting power of all securities owned by the holder of Series A convertible preferred stock is limited to a maximum of 45% of the total number of votes eligible to vote on a matter submitted to our stockholders.


     In connection with the restructuring, our By-laws were amended to increase the percentage of votes required to approve matters presented to the stockholders from a simple majority to requiring greater than 60%. This super-majority provision will be in effect for as long as TJS Partners, L.P. owns at least 30% of our common stock on an as-converted basis. Additionally, for so long as TJS Partners, L.P. owns at least 15% of our common stock on an as-converted basis, our board of directors will consist of five directors, two of which may be designated by TJS.


LARGER CENTRAL STATION ACQUISITIONS

     Acquisition of Telecommunications Associates Group, Inc. On November 24, 1997, we purchased all of the outstanding capital stock of Telecommunications Associates Group, Inc., an Ohio corporation ("TAG"), from an unaffiliated party. The purchase price was $5,000,000, which was paid in cash at closing, plus the assumption of TAG's liabilities of approximately $1,500,000. $4,800,000 of the purchase price was financed from our general corporate funds and the balance were either liabilities assumed by us or financed by drawing on our existing credit facility with FINOVA Capital Corporation. The acquisition was accounted for under the purchase method for financial reporting purposes. TAG was a third-party alarm monitoring company that served approximately 98,000 subscriber accounts (which included approximately 48,000 two-way voice accounts which were scheduled to be, and were, returned to the owner's central monitoring station by December 31, 1998) and 350 independent alarm dealers from central monitoring stations located in Euclid, Ohio and Austin, Texas. The Austin central station was subsequently consolidated into our Houston central station.

     Acquisition of Texas Security Central, Inc. On June 17, 1998, we purchased all of the outstanding capital stock of Texas Security Central, Inc., a Texas corporation ("TSC"), from unaffiliated parties. The purchase price was $6,846,000, which was paid in cash at closing. $2,396,000 of the purchase price was financed from our general corporate funds and drawing on our existing credit facility with FINOVA Capital Corporation financed the balance. The acquisition was accounted for under the purchase method for financial reporting purposes. TSC was a third-party alarm monitoring company that served approximately 65,000 alarm monitoring subscribers and approximately 300 independent alarm dealers from central monitoring stations located in Dallas, Texas; Houston, Texas and San Antonio, Texas. The San Antonio central station was consolidated with the Houston central station in the third quarter of 1999.

     Acquisition of Alarm Monitoring Services, Inc. On November 5, 1999, we purchased all of the outstanding capital stock of Alarm Monitoring Services, Inc., a Washington corporation ("AMS"), from unaffiliated parties. The purchase price was $4,000,000, which was paid in cash at closing. The purchase price was financed by drawing on our existing credit facility with FINOVA Capital Corporation and Citizens Bank of Massachusetts. The acquisition was accounted for under the purchase method for financial reporting purposes. The acquisition was accounted for under the purchase method for financial reporting purposes. AMS was a third-party alarm monitoring company serving approximately 20,000 alarm monitoring subscribers and approximately 150 independent alarm dealers from a central monitoring station located in Seattle, Washington.

OTHER CENTRAL STATION ACQUISITIONS

     Alert Answering Service. On March 2, 1998, we purchased all of the operating assets of Camak, Inc., d/b/a Alert Communications d/b/a Alert Answering Service, an Ohio corporation ("Alert"), from an unaffiliated party. Alert was a third-party alarm monitoring company that served approximately 1,966 subscriber accounts and ten independent alarm dealers and also is a telephone answering service business serving approximately 250 subscribers. In March 1998 and June 1998, the monitoring business and the answering service business, respectively, were moved to our central monitoring station located in Euclid, Ohio. This acquisition allows us to provide expanded telephone answering services for our alarm dealers nationwide.

     Guardian Security Systems, Inc. On March 8, 1998, we purchased all of the outstanding capital stock of Guardian Security Systems, Inc., an Ohio corporation ("Guardian"), from an unaffiliated party. Guardian was a third-party alarm monitoring company that served approximately 3,270 subscriber accounts and fifteen alarm dealers and 1,349 subscriber accounts owned by Guardian from a central monitoring station located in Columbus, Ohio. In the first quarter of 1998, all of the assets and operations of Guardian were transferred to our central station located in Euclid, Ohio.

     Monitoring Business of Fire Protection Services Corporation d/b/a Mountain Alarm. On May 8, 1998, we purchased the monitoring business of Fire Protection Service Corporation, a Utah corporation, d/b/a Mountain Alarm ("Mountain") from an unaffiliated party. Mountain was a third-party alarm monitoring company that served approximately 7,800 alarm monitoring subscribers and approximately eight independent alarm dealers from a central monitoring station located in Ogden, Utah.

     Reliance Protection Services, Ltd. On July 17, 1998, we purchased all of the outstanding capital stock of Reliance Protection Services, Ltd., an Illinois corporation ("Reliance"), from unaffiliated parties. Reliance was a third-party alarm monitoring company that served approximately 12,000 alarm monitoring subscribers and approximately 100 independent alarm dealers from a central monitoring station located in Schaumburg, Illinois. All of the subscriber accounts monitored by Reliance were moved into our Des Plaines central station.

     World Security Services Corp. On October 13, 1998, we purchased all of the assets of World Security Services Corp., an Oregon corporation ("World"), from an unaffiliated party. World was a third-party alarm monitoring company that served approximately 20,000 alarm monitoring subscribers and approximately 180 independent alarm dealers from a central monitoring station located in Portland, Oregon.

     Alarm Central Monitoring, Inc. On October 23, 1998, we purchased all of the outstanding capital stock of Alarm Central Monitoring, Inc., a Texas corporation ("ACM"), from unaffiliated parties. ACM was a third-party alarm monitoring company that served approximately 13,000 alarm monitoring subscribers and approximately 50 independent alarm dealers from a central monitoring station located in Dallas, Texas. All of the subscriber accounts monitored by ACM were moved into the central station located in Dallas, Texas.

     Total Electronic Alarm Monitoring, L.L.C. On November 5, 1999, we purchased all of the assets of Total Electronic Alarm Monitoring, L.L.C., a California limited liability company ("TEAM"), from an unaffiliated third party. TEAM is a third-party alarm monitoring company serving approximately 5,000 alarm monitoring subscribers and approximately ten independent alarm dealers from a central monitoring station located in Chino, California.

     Monark Central Dispatch, Inc. On December 8, 1999, we purchased all of the assets of Monark Central Dispatch, Inc., a Louisiana corporation ("Monark"), from an unaffiliated third party. Monark is a third-party alarm monitoring company serving approximately 35,000 alarm monitoring subscribers and approximately 400 independent alarm dealers from a central monitoring station located in Metairie, Louisiana. The aggregate purchase price for all of these smaller central station acquisitions was approximately $6,656,960 plus 218,741 shares of our common stock which was valued at $802,740 on the dates of the acquisitions. All of the subscriber accounts monitored by Monark were moved into the central station located in Houston, Texas.

RISK MANAGEMENT

     The nature of the services we provide potentially exposes us to liability for employee acts or omissions or system failures. Generally, our monitoring agreements contain provisions limiting our liability to subscribers in an attempt to reduce this risk.

     We carry insurance of various types, including general liability and errors and omissions insurance. We believe the amount of our insurance coverage is adequate for a company of our type and size. Our loss experience, and that of other companies in the security industry, may affect the cost and availability of such insurance. Certain of our insurance policies, and the laws of some states, may limit or prohibit insurance coverage for punitive or other types of damages, or for liability arising from gross negligence or wanton behavior.

COMPETITION

     The security alarm industry is highly competitive and highly fragmented. While we do not compete directly with many of the large new entrants into the industry, because we do not sell and install security systems, we are nonetheless impacted by the competitive challenge these entrants present to independent alarm dealers.


     Our monitoring services compete with those offered by an estimated 250 companies which offer wholesale monitoring services from UL listed facilities. Most of these companies are small, local operations; however, some are larger and better financed than we are. In addition, we believe there are approximately 1,500 to 2,000 non-UL listed facilities.


     Our competitive strategy has these basic components: provide the alarm dealer community with high quality monitoring, provide access to financial services at competitive prices and provide dealers with the support and access to new business opportunities that will help them compete more effectively and add recurring revenue. We plan to further develop our dealer network which, we believe, will result in additional marketing opportunities for our dealers with those companies that desire access to our dealers and their subscribers.

REGULATORY MATTERS

     A number of local governmental authorities have adopted or are considering various measures aimed at reducing the number of false alarms. Such measures include:

     - subjecting alarm monitoring companies and/or subscribers to fines or penalties for transmitting false alarms,

     - requiring permits for individual alarm systems and revoking such permits following a specified number of false alarms,

     - imposing fines on alarm subscribers for false alarms,

     - imposing limitations on the number of times the police will respond to alarms at a particular location after a specified number of false alarms, and

     - requiring further verification of an alarm signal before the police will respond.

     Our operations are subject to a variety of other laws, regulations and licensing requirements of federal, state and local authorities. In certain jurisdictions, we are required to obtain licenses or permits, to comply with standards governing employee selection and training, and to meet certain standards in the conduct of our business. Many jurisdictions also require certain of our employees to obtain licenses or permits.

     The alarm industry is also subject to requirements imposed by various insurance, approval and standards organizations. Depending upon the type of subscriber served, the type of service provided and the requirements of the relevant local governmental jurisdiction, adherence to the requirements and standards of such organizations is mandatory in some instances and voluntary in others.

     Our alarm monitoring business utilizes telephone lines and radio frequencies to transmit alarm signals. The cost of telephone lines and the type of equipment that may be utilized in telephone line transmissions are currently regulated by both federal and state governments. The Federal Communications Commission and state public utilities commissions regulate the operation and utilization of radio frequencies.

EMPLOYEES


     At October 2, 2000, we employed 382 individuals. Currently, none of our employees are represented by a labor union or covered by a collective bargaining agreement. We believe that relationships with our employees are good.


PROPERTIES

     Our executive offices are located at 2101 South Arlington Heights Road, Arlington Heights, Illinois and our central monitoring stations are located at:

     - 2116 South Wolf Road, Des Plaines, Illinois;

     - 1471 S.W. 12th Avenue, Pompano Beach, Florida;

     - 1514 East 191 Street, Euclid, Ohio;

     - 9750 Brockbank, Dallas, Texas;

     - 12610 Richmond Avenue, Houston, Texas;


     - 4507 North Channel Avenue, Portland, Oregon;


     - 1249 N.E. 145th, Seattle, WA;


     - 2178 Washington Boulevard, Ogden, Utah.



     All of our facilities are leased. The following is a summary of the term for each of our leases:


     - The Arlington Heights lease expires December 31, 2002, but can be renewed by us at our option for one additional five year term;


     - The Des Plaines lease expires December 31, 2000. This monitoring facility will be moved to the home office location in the third quarter of 2000, the lease is still in negotiation;


     - The Pompano Beach lease expires December 31, 2003, but can be renewed by us at our option for one additional five year term;

     - The Euclid lease expires December 31, 2004, but can be renewed by us at our option for one additional five year term;

     - The Dallas lease expires June 16, 2003, but can be renewed by us at our option for one additional five year term;

     - The Houston lease expires June 16, 2003, but can be renewed by us at our option for one additional five year term;


     - The Portland lease expires May 31, 2003, but can be renewed by us at our option for one additional three year term;



     - The Seattle lease expires May 31, 2002, but can be renewed by us at our option for two additional five year terms; and



     - The Ogden lease expires May 8, 2003, with no option to renew.


LEGAL PROCEEDINGS


     On September 10, 1999, a Writ of Summons was issued against SAI North Central Command Center, Inc., our wholly owned subsidiary, and Blair Communications, Inc. (First Evangelical Lutheran Church vs. Blair Communications, Inc. et al, No. 1999-04689 (Blair County, Pennsylvania)). The case involves damages resulting from a fire at the First Evangelical Lutheran Church. In June 2000, a complaint was filed asserting that SAI North Central was liable for the damage to the church based on the theory that the installing dealer was acting as SAI North Central's agent. Damages sought exceed $4.0 million. SAI believes it has no liability in this matter and will vigorously defend its position.

     From time to time we experience routine litigation in the normal course of our business. We do not believe that any pending litigation will have a material adverse affect on our financial condition or results of operations.

STOCK INFORMATION


     Our common stock has been traded on the American Stock Exchange under the symbol "SAI" since January 25, 1999. Our common stock was previously traded on the American Stock Exchange under the symbol "IDL" beginning on March 4, 1998. Prior to that the common stock was traded on the OTC Bulletin Board. The following table sets forth, for the periods indicated, the range of high and low bid quotations for our common stock as reported on the OTC Bulletin Board and the high and low sales prices as reported on the American Stock Exchange. The OTC Bulletin Board quotations reflect inter-dealer quotations, without retail mark-up, mark-down or commission and may not represent actual transactions.


                                                                    HIGH BID   LOW BID
                                                                    --------   -------
1998  First Quarter (through March 3, 1998).......................   $5.625     $4.50


                                                                    LAST REPORTED SALE
                                                                    -------------------
                                                                     HIGH         LOW
                                                                    -------     -------
1998  First Quarter (March 4, 1998 to March 31, 1998).............   $8.50       $5.25
      Second Quarter..............................................   $7.06       $5.25
      Third Quarter...............................................   $5.75       $4.44
      Fourth Quarter..............................................   $4.50       $3.94
1999  First Quarter...............................................   $5.00       $2.50
      Second Quarter..............................................   $3.44       $2.50
      Third Quarter...............................................   $3.38       $2.50
      Fourth Quarter..............................................   $3.94       $1.50
2000  First Quarter...............................................   $4.00       $2.00
      Second Quarter..............................................   $5.63       $3.38
      Third Quarter...............................................   $3.50       $2.38
      Fourth Quarter (through October 2, 2000)....................   $2.69       $2.00



     On October 2, 2000, the last reported sale price of our common stock was $2.25 per share. At October 2, 2000, we had approximately 233 stockholders of record, not including beneficial owners whose stock is held in street name.


                        RECENT ACCOUNTING PRONOUNCEMENTS

     In December 1999, the SEC issued Staff Accounting Bulletin No. 101 (SAB
101), "Revenue Recognition." Management does not believe the adoption of SAB 101 will have a material impact on our financial condition or results of operations.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

                       SECURITY ASSOCIATES INTERNATIONAL
                        PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

     The following unaudited Pro Forma Combined Balance Sheet as of June 30, 2000 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (the Company) (SAI) merger with KC Acquisition Corp. (KC) as if it had occurred on January 1, 2000. KC acquired Griptight Holdings, Inc.
(GHI) on May 11, 2000. The KC balance sheets are consolidated with Griptight with all appropriate purchase adjustments at June 30, 2000. The Pro Forma Combined Balance Sheet was prepared to illustrate the estimated effects of that acquisition as if it also occurred on January 1, 2000. The Pro Forma Balance Sheet does not purport to represent what the Company's financial position would actually have been if the transaction had occurred on the dates indicated or to predict the Company's financial position for any future period.


                                                                              PRO FORMA     PRO FORMA
                                                          KC(2)    SAI(1)    ADJUSTMENTS    COMBINED
                                                          ------   -------   -----------    ---------
ASSETS

Cash....................................................   1,451       366                     1,817
Account Receivables, net................................   1,244     2,323                     3,567
Account Receivables, related party......................     232        --                       232
Other assets, net.......................................     187       734                       921
                                                          ------   -------     -------       -------
          Total current assets..........................   3,114     3,423                     6,537
                                                          ------   -------     -------       -------
Fixed assets, net.......................................   2,528     3,670                     6,198
Intangible assets, net..................................  30,515    24,662      29,127(3)     84,304
Other long term assets..................................     756       392                     1,148
                                                          ------   -------     -------       -------
          Total long term assets........................  31,271    25,054      29,127        85,452
                                                          ------   -------     -------       -------
          Total assets..................................  36,913    32,147      29,127        98,187
                                                          ======   =======     =======       =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts Payable........................................     595       724                     1,319
Current maturities of long-term notes payable...........   4,516     1,815                     6,331
Accrued expenses and other liabilities..................   1,294     3,274       1,000(7)      5,568
Unearned revenue........................................   2,866       248                     3,114
                                                          ------   -------     -------       -------
          Total current liabilities.....................   9,271     6,061       1,000        16,332
NOTES PAYABLE, net of current maturities................   1,595    13,190      (1,500)(4)    13,285
NOTES PAYABLE, related party............................  31,147        --      (1,000)(8)    30,147
                                                          ------   -------     -------       -------
          Total liabilities.............................  42,013    19,251      (1,500)       59,764

STOCKHOLDERS' EQUITY (DEFICIT)
Series B Convertible Preferred Stock....................      --        --         450(5)        450
Series A Convertible preferred stock....................      --     1,371          --         1,371
Common stock............................................   1,700         8      (1,698)(6)        10
Warrants, net...........................................      --       137       4,277(5)      4,414
Additional paid-in capital..............................      --    36,228      20,798(5)     57,026
Retained earnings (deficit).............................  (6,800)  (24,848)      6,800(6)    (24,848)
                                                          ------   -------     -------       -------
          Total stockholders' equity (deficit)..........  (5,100)   12,896      30,627        38,423
                                                          ------   -------     -------       -------
          Total liabilities and stockholders' equity....  36,913    32,147      29,127        98,187
                                                          ======   =======     =======       =======


---------------

(1) Data for SAI is as of June 30, 2000.

(2) Data for KC is as of June 30, 2000.

(3) Includes $28.127 million allocated to value ascribed to KC's dealer contracts and $1.0 million allocated to the covenant not to compete.


(4) Reflects debt from SecurityVillage on the KC balance sheet satisfied with 300,000 shares of SAI common stock.



(5) Reflects the issuance of 45,000 shares of Series B preferred stock convertible into 4,500,000 shares of SAI common stock. Fair market value of the common stock is estimated at $2.5 per share which is the market value on August 29, 2000. Also included in additional paid in capital is the issuance of 2,500,000 shares of SAI common stock of which 300,000 shares are designated to reduce debt of $1,500,000 due to SecurityVillage, 1,200,000 shares of SAI common stock sold to SecurityVillage for $6,000,000 and 1,000,000 shares of stock plus 2,814,127 options paid to Security Village as a fee. Each option is valued at $1.52 using the Black-Scholes valuation method.


(6) Reflects the elimination of KC's equity plus $2,500 par value of 2,500,000 shares of SAI's common stock conveyed to Security Village.

(7) Estimated acquisition costs included in goodwill.

(8) Note payable to Palisades Partners, a related party, to be paid upon the closing of the merger.

                       SECURITY ASSOCIATES INTERNATIONAL

                     PRO FORMA COMBINED STATEMENT OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


     The following unaudited Pro Forma Combined Statement of Income for the six month period ended June 30, 2000 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (SAI) merger with KC Acquisition Corp. (KC) as if it had occurred on January 1, 2000. KC acquired Griptight Holdings, Inc. (GHI) on May 11, 2000. The Pro Forma Statement of Income was prepared to illustrate the estimated effects of that acquisition as if it also occurred on January 1, 2000. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the transaction had occurred on the dates indicated or to predict the Company's results of operations for any future period.


                                                           PRO FORMA     PRO FORMA                 PRO FORMA     PRO FORMA
                                   KC(2)     GHI(3)       ADJUSTMENTS    COMBINED      SAI(1)     ADJUSTMENTS     COMBINED
                                  -------   ---------     -----------    ---------   ----------   -----------    ----------
Revenue.........................    8,451       2,777           --         11,228        11,267           --         22,495
Direct Expenses.................    4,932       1,708           --          6,640         8,345           --         14,985
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Direct Margin...................    3,519       1,069           --          4,588         2,922           --          7,510
                                  -------   ---------       ------       --------    ----------    ---------     ----------
General and administrative......      886         835(10)       --          1,721         1,034           --          2,755
Selling, marketing and business
 development....................    1,248         192           --          1,440         1,293           --          2,733
Amortization and depreciation...    1,293         229          340(4)       1,862         2,428        1,038(8)       5,328
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Income (loss) from operations...       92        (187)        (340)(4)       (435)       (1,833)      (1,038)        (3,306)
Loss on sale of retail accounts
 to related party...............   (1,908)         --           --         (1,908)           --           --         (1,908)
Interest expense, net...........   (1,446)         13         (886)(5)     (2,319)         (743)          --         (3,062)
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Income (loss) From Continuing
 Operations Before Income
 Taxes..........................   (3,262)       (174)      (1,226)        (4,662)       (2,576)      (1,038)        (8,276)
Income tax expense..............       --        (134)        (134)(6)         --            --           --             --
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Income (loss) from Continuing
 Operations.....................   (3,262)       (308)      (1,092)        (4,662)       (2,576)      (1,038)        (8,276)
Loss From Discontinued
 Operations.....................       --         (94)          94(7)          --            --           --             --
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Net income (loss)...............   (3,262)       (402)        (998)        (4,662)       (2,576)      (1,038)        (8,276)
                                  -------   ---------       ------       --------    ----------    ---------     ----------
Net income (loss) per
 share -- Basic.................  (16,180)  $(401,994)                   $(23,310)   $     (.36)                 $     (.85)
Weighted average shares
 outstanding -- Basic...........      200           1           (1)           200     7,223,473    2,499,800(9)   9,723,273

---------------

 (1) Data for SAI is for the six months ended June 30, 2000.


 (2) Data for KC is for the six months ended June 30, 2000 and is consolidated with GHI after May 11, 2000.



 (3) Data for GHI is for the period from January 1, 2000 through May 11, 2000.


 (4) Amortization is calculated based on intangibles of $10,200,000 amortized over 15 years.

 (5) Interest expense is based on $14,170,000 at 12.5% interest borrowed by KC to purchase GHI.

 (6) Income tax expense is eliminated in the pro forma adjustments to reflect the tax loss caused by increased interest expense.

 (7) As the parent has been dissolved and the only entity going forward is the subsidiary, Monital Signal Corp., the loss from discontinued operations has also been eliminated. There are no further obligations related to the discontinued operation after March 31, 2000.

 (8) Amortization is calculated based on estimated intangibles of $28.127 million amortized over 15 years and $1.0 million allocated to non-compete amortized over 5 years.


 (9) Reflects 1,000,000 common shares paid as a fee to a third party plus 1,200,000 shares issued for cash to effect the transaction less 200 shares of KC eliminated. Also includes 300,000 common shares conveyed to a third party to reduce debt by $1,500,000. Consideration of 45,000 shares of Preferred B will be paid to the shareholders of KC. Diluted EPS is not shown as the result will be anti-dilutive.


(10) Includes approximately $220,000 of expense related to professional fees and bonuses paid in connection with the sale of GHI to KC.

                       SECURITY ASSOCIATES INTERNATIONAL



                     PRO FORMA COMBINED STATEMENT OF INCOME


                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



     The following unaudited Pro Forma Combined Statement of Income for the year ended December 31, 1999 was prepared to illustrate the estimated effects of Security Associates International, Inc.'s (SAI) merger with KC Acquisition Corp.
(KC) as if it had occurred on January 1, 1999. KC acquired Griptight Holdings, Inc. (GHI) in May 2000. The Pro Forma Statement of Income was prepared to illustrate the estimated effects of that acquisition as if it also occurred on January 1, 1999. The Pro Forma Statement of Income does not purport to represent what the Company's results of operations would actually have been if the transaction had occurred on the dates indicated or to predict the Company's results of operations for any future period.



                                                            PRO FORMA     PRO FORMA                 PRO FORMA     PRO FORMA
                                      KC(2)      GHI(3)    ADJUSTMENTS    COMBINED     SAI (1)     ADJUSTMENTS     COMBINED
                                     --------   --------   -----------    ---------   ----------   -----------    ----------
Revenue............................  $ 12,868   $  7,511                    20,379    $   22,689                      43,068
Direct Expenses....................     7,747      4,937                    12,684        14,900                      27,584
                                     --------   --------     -------       -------    ----------    ---------     ----------
Direct Margin......................     5,121      2,574                     7,695         7,789                      15,484
                                     --------   --------     -------       -------    ----------    ---------     ----------
General and administrative.........     1,428      1,189                     2,617         2,547                       5,164
Selling, marketing and business
  development......................     2,040        494                     2,534         2,460                       4,994
Amortization and depreciation......     2,074        533         680(4)      3,287         5,713        2,075(8)      11,075
                                     --------   --------     -------       -------    ----------    ---------     ----------
Income (loss) from operations......      (421)       358        (680)(4)      (743)       (2,931)      (2,075)        (5,749)
Gain on sale of owned accounts.....        --         --                        --         1,899                       1,899
Other (expense) income.............       (62)        33                       (29)           --                         (29)
Interest expense, net..............    (1,816)       (71)     (1,771)(5)    (3,658)       (2,565)                     (6,223)
                                     --------   --------     -------       -------    ----------    ---------     ----------
Income (loss) From Continuing
  Operations Before Income Taxes...    (2,299)       320      (2,451)       (4,430)       (3,597)      (2,075)       (10,102)
  Income tax expense...............         9        214        (223)(6)        --            --                          --
                                     --------   --------     -------       -------    ----------    ---------     ----------
Income (loss) from Continuing
  Operations.......................    (2,308)       106      (2,228)       (4,430)       (3,597)      (2,075)       (10,102)
Loss From Discontinued
  Operations.......................        --        109        (109)(7)        --            --                          --
                                     --------   --------     -------       -------    ----------    ---------     ----------
Net income (loss)..................    (2,308)        (3)     (2,119)       (4,430)       (3,597)      (2,075)       (10,102)
Dividends accrued on preferred
  stock............................        --         --                        --          (450)                       (450)
Net income (loss) available to
  common Stockholders..............  $ (2,308)  $     (3)     (2,119)       (4,430)       (4,047)      (2,075)       (10,552)
                                     --------   --------     -------       -------    ----------    ---------     ----------
Net income (loss) per
  share -- Basic...................  $(11,541)  $220,640                   (21,105)   $     (.59)                 $    (1.12)
Weighted average shares
  outstanding -- Basic.............       200          1          (1)          200     6,897,200    2,499,800(9)   9,397,000


---------------


(1) Data for SAI is for the year ended December 31, 1999.



(2) Data for KC is for the year ended December 31, 1999.



(3) Data for GHI is for the year ended March 31, 2000.



(4) Amortization is calculated based on estimated goodwill of $10,200,000 amortized over 15 years.



(5) Interest expense is based on $14,170,000 at 12.5 % interest borrowed by KC to purchase GHI.



(6) Income tax expense is eliminated in the pro forma adjustments to reflect the tax loss caused by increased interest expense.



(7) As the parent has been dissolved and the only entity going forward is the subsidiary, Monital Signal Corp., the loss from discontinued operations has also been eliminated. There are no further obligations related to the discontinued operation after March 31, 2000.



(8) Amortization is calculated based on estimated intangibles of $28.127 million amortized over 15 years and $1.0 million allocated to non-compete amortized over 5 years.



(9) Reflects 1,000,000 common shares paid as a fee to a third party plus 1,200,000 shares issued for cash to effect the transaction, less 200 shares of KC eliminated. Also includes 300,000 common shares conveyed to a third party to reduce debt by $1,500,000. Consideration of 45,000 shares of Preferred B will be paid to the shareholders of KC. Diluted EPS is not shown as the result will be anti-dilutive.

                                 KC ACQUISITION

        MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS


     Certain statements in this proxy statement that are not historical facts constitute "forward-looking statements" within the meaning of the federal securities laws. Discussions containing such forward-looking statements may be found in the sections entitled, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Information Regarding KC Acquisition," as well in this proxy statement generally. In addition, when used in this document the words "anticipates," "intends," "seeks," "believes," "plans," "estimates," and "expects" and similar expressions as they relate to us or our management are intended to identify such forward-looking statements. Such statements are subject to a number of risks and uncertainties. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. We undertake no obligation to revise these forward-looking statements to reflect any future events or circumstances.


OVERVIEW


     KC Acquisition's revenues are derived from recurring payments for monitoring services provided to subscribers and alarm dealers pursuant to agreements. Monitoring contracts have initial terms typically ranging from one to five years usually with provisions for automatic renewal for periods of one year. Monitoring contracts entered into with alarm dealers generally permit cancellation with notice of 30-60 days before the end of the original or any renewal term.


RESULTS OF OPERATIONS

     The following table sets forth, for the periods indicated, selected statements of operations data:


     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                      SIX MONTHS ENDED
                                       YEARS ENDING DECEMBER 31,          JUNE 30,
                                      ----------------------------   ------------------
                                       1997      1998       1999       2000      1999
                                      -------   -------   --------   --------   -------
                                               (AUDITED)                (UNAUDITED)
Net Revenue.........................  $ 9,728   $10,592   $ 12,868   $  8,451   $ 5,837
Operating Unit Expense..............    6,214     5,446      7,747      4,932     2,920
                                      -------   -------   --------   --------   -------
Operating Unit Margin...............    3,514     5,146      5,121      3,519     2,917
Operating Expenses:
  Amortization & depreciation.......      608     1,810      2,074      1,293       975
  General & administrative..........    1,618     1,262      1,428        886       669
  Selling, marketing & business
     development....................      996     1,544      2,040      1,248       940
                                      -------   -------   --------   --------   -------
Income (loss) From Operations.......      292       530       (421)        92       333
Loss on abandonment of fixed
  assets............................     (111)      (43)       (62)        --        --
Loss on sale of retail accounts.....       --        --         --     (1,908)       --
Interest Expense....................     (382)   (1,706)    (1,816)    (1,446)     (813)
                                      -------   -------   --------   --------   -------
Net Loss before state income
  taxes.............................     (201)   (1,219)    (2,299)    (3,262)     (480)
State income taxes..................       15        10          9         --        23
                                      -------   -------   --------   --------   -------
Net Loss To Common Stockholders.....  $  (216)  $(1,229)  $ (2,308)  $ (3,262)  $  (503)
Net Loss Per Share..................  $(1,079)  $(6,145)  $(11,541)  $(16,314)  $(2,527)
Total Weighted Average Number Of
  Common Shares Outstanding.........      200       200        200        200       200

     The following table sets forth, for the periods indicated, selected statements of operations data as a percentage of revenues:


                                                                                     SIX MONTHS
                                                                YEARS ENDING           ENDED
                                                                DECEMBER 31           JUNE 30,
                                                            --------------------    ------------
                                                            1997    1998    1999    2000    1999
                                                            ----    ----    ----    ----    ----
                                                                     (AUDITED)      (UNAUDITED)
Net Revenue...............................................  100%    100%    100%    100%    100%
Operating Unit Expense....................................   64%     51%     60%     58%     50%
Operating Unit Margin.....................................   36%     49%     40%     42%     50%
Operating Expenses:
  Amortization & depreciation.............................    6%     17%     16%     15%     17%
  General & administrative................................   17%     12%     11%     11%     11%
  Selling, marketing & business development...............    9%     15%     16%     15%     16%
Income (Loss) From Operations.............................    4%      5%     (3%)     1%      6%
Loss on abandonment of fixed assets.......................   (1%)    (1%)    (1%)    --      --
Loss on sale of retail accounts...........................   --      --      --     (23%)    --
Interest Expense..........................................   (4%)   (16%)   (14%)   (17%)   (14%)
Income (loss) before state income taxes...................   (3%)   (12%)   (18%)   (39%)    (8%)
State Income taxes........................................    0%      0%      0%     --       0%
Net Loss..................................................   (3%)   (12%)   (18%)   (39%)    (8%)

                             RESULTS OF OPERATIONS

  Six Months Ended June 30, 1999 and 2000

     For the six months ended June 30, 2000, revenues were $8,450,498 compared to $5,836,738 for the same period in the prior year, an increase of 44.78%. The change in revenue was due to an acquisition of a central station in June 1999 that has approximately 30,000 monitored accounts and an acquisition of a central station in May 2000 that has approximately 95,000 accounts. Revenue from these acquisitions in the second quarter were $1,881,242. The remaining increase in revenue is attributable to growth in the existing business.

     Operating unit expenses increased from $2,920,167 to $4,931,636 or 68.88% during the six-month period ended June 30, 2000 primarily due to the acquisitions and the overall growth in the Company. Direct expenses related to the acquisitions were $1,360,131. Additional personnel required to manage overall growth resulted in an increase in payroll and related expenses of approximately $426,000. The remaining increase in direct costs is attributable to an increase variable costs related to growth.

     General and administrative expenses for the six months ended June 30, 2000, increased by $216,976 or 32.42% over the same period in the prior year. The increase is attributed to an increase in compensation expense of approximately $130,000 and $85,000 related to acquisitions.

     Business development expenses increased by $307,439 or 32.68% due to an increase in royalties of $50,000 and $179,000 in expense related to expanding the sales organization which includes expenses related to maintaining a new sales office in Ohio. The remaining increase is attributable to the acquisitions.

     Amortization and depreciation expenses increased by 317,736 or 32.58% due to the increase in the amortization of intangible assets related to the acquisitions.

     The loss on the sale of retail accounts relates to all of the retail accounts being sold to a related party in May 2000.

     Interest expense increased from $813,926 in the second quarter of 1999 to $1,446,368 in the second quarter of 2000. Debt increased by approximately $17,130,000 from June 30, 1999 to June 30, 2000. The increases were the result of the acquisition in June 1999 and May 2000, capital expenditures and debt borrowed for working capital.

1999 COMPARED TO 1998

     Revenue. Revenue for fiscal 1999 increased by $2,275,629, or 21.5%, to $12,868,002 from $10,592,373 for fiscal 1998. The change in revenue is attributable to an acquisition done in June 1999 that contributed $900,000 in revenue in 1999. The remaining increase in revenue is attributed to internal. Approximately 17,300 accounts resulting in $1,375,000 of revenue was added in 1999.

     Operating Unit Expense and Margin. Operating Unit Expense includes all costs directly attributable to each operating unit rendering monitoring services. These expenses increased from $5,446,202 in 1998 to $7,746,629 in 1999 or 42.2%. This increase is primarily attributable to direct costs related to the acquisition of $756,000, an increase in payroll of $550,000 related to systems conversions and increasing staff in the customer service areas, an increase in bad debt expense of $283,000 and an increase in variable direct expenses of $566,000 related to internal growth. Additionally, a refund of excessive telephone charges and excise taxes of $428,000 was received in 1998 as a one time credit.

     Operating Expenses. Amortization and depreciation increased by $264,855, or 14.6%, from $1,809,915 to 2,074,770. The change in amortization and depreciation is due to the goodwill recorded to account for the acquisition in June 1999.

     General and administrative expenses increased by $165,394 or 13.1% from $1,262,158 to $1,427,552 due to an increase in group health insurance of $100,000 and additional administrative costs related to the acquisition.

     Selling, marketing and business development expenses increased by $496,208 or 32.1% from $1,543,943 to $2,040,151. The increase is due to an increase in royalties of $300,000 and the expansion of the sales organization, notably a new sales office opened in Ohio during the year.

     Loss on abandonment of fixed assets. Fixed assets were disposed during the year due to the replacement of computer equipment. The disposal of these assets resulted in a loss of $62,493. In 1998, the loss on abandonment of $43,564 was from assets written off due to the relocation of our headquarters.

     Interest Expense. Interest expense increased by $110,259 or 6.5% from $1,705,493 in 1998 to $1,815,752 in 1999. Total debt increased by $3,835,016 during 1999 primarily due to an acquisition in June 1999. The interest rate on the debt was 8.9% at December 31, 1999.

1998 COMPARED TO 1997


     Revenue. Revenue for fiscal 1998 increased by $863,531, or 8.88%, to $10,592,373 from $9,728,842 for fiscal 1997. The increase in revenues is primarily related to internal growth, as there were 18,000 more monitored accounts at the end of 1998 compared to 1997.



     Operating Unit Expense and Margin. Operating unit expense includes all costs directly attributable to each operating unit rendering monitoring services. These expenses decreased from $6,214,091 in 1997 to $5,446,202 in 1998 or 12.36%. This decrease is primarily attributable to a decrease in telephone costs of $428,000 related to a one time credit received for excessive billing, a decrease in bad debt expense of approximately $200,000 and a decrease in expenses related to moving the monitoring facility in 1997. Equipment maintenance and insurance costs also decreased during 1998 as a result of replacing old equipment and negotiating better rates on insurance.


     Operating Expenses. Amortization and depreciation increased by $1,201,129, or 197.30%, from $608,786 to $1,809,915 due to an increase in the amortization of goodwill related to acquisitions.


     General and administrative expenses decreased from $1,618,045 in 1997 to $1,262,158 in 1998 or 21.99% due to a decrease in officer's salaries of $337,000 and a reduction in officer's life insurance expenses of $61,000. These decreases were related to the termination of the officers in 1998 related to the sale of the business from King Central to KC Acquisition in early January 1998. The remaining increases were related to growth.


     Selling, marketing and business development expenses increased from $996,365 in 1997 to $1,543,943 or 54.96% in 1998. The increase in these expenses is related to an increase in royalties of $300,000 and an increase in selling expenses of approximately $248,000. The increase in selling expenses reflects the reorganization and expansion of the sales force in 1998 to focus on growth.

     Loss on abandonment of fixed assets. Fixed assets were disposed during the year due to the relocation of the New Jersey office to new facilities. The disposal of these assets resulted in a loss of $43,564.


     Interest Expense. Interest expense increased $1,324,342 from $381,151 in 1997 to $1,705,493 in 1998, an increase of 347.46%. This increase was caused primarily by the debt incurred to acquire KC Acquisition in January 1998. KC Acquisition had approximately $19,000,000 of debt outstanding at the end of 1998, compared to approximately $4,444,000 outstanding at the end of 1997.


CAPITAL EXPENDITURES


     KC Acquisition made capital expenditures during 1999, 1998 and 1997 totaling $370,093, $87,102 and $357,192, respectively. The expenditures relate primarily to central station and computer equipment.


LIQUIDITY AND CAPITAL RESOURCES


     Since January 1998, all debt has been provided by M &S Partners, a related party. KC Acquisition has incurred new debt since January 1998 from time to time to finance capital projects and working capital at interest rates ranging from 23.0% to 24.6%. KC Acquisition is currently anticipating acquiring new sources of capital to provide adequate cash to fund its debt service shortfall of approximately $2.0 to $3.0 million annually.


     Debt of $13,011,000 was added in the first six months of 2000 from M&S Partners. Debt of $11,391,350 was used to acquire Griptight (Monital) in May 2000. The remaining debt of $1,619,650 was used to finance working capital. Additional debt of $1.5 million was acquired from SecurityVillage.com. All of these proceeds were used in the acquisition closed on May 12, 2000.

  1999 Compared to 1998


     On June 23, 1999, KC Acquisition acquired the California central station business of Criticom International Corporation for a contract price of $3,105,000. The acquisition was accounted for under the purchase method of accounting. The acquisition was completely financed through M&S Partners, a related party controlled by our minority stockholders.


     Current liabilities increased during the year ended December 31, 1999 compared to 1998 from $4,245,147 to $5,275,835. Accrued expenses increased by $435,555 due to an increase in accruals related to insurance of $100,000, contingencies of $105,000 and royalties of $175,000. Current maturities increased by $602,838 during the year due to increase in debt related to the acquisition.

  1998 Compared to 1997

     On January 8, 1998, KC Acquisition acquired all of the assets and liabilities of King Central, Inc. for $13,115,000 plus assumed liabilities of $7,181,000. The acquisition was accounted for under the purchase method of accounting. The acquisition was financed with debt of $16,200,000 through M&S Partners, a related party controlled by our minority stockholders and $2,523,000 in debt from the majority stockholder. The interest rate on the debt was a fixed rate of 7.7%.

     Current liabilities increased during the year ended December 31, 1998 compared to 1997 from $3,596,828 to $4,245,147. Unearned revenue decreased by $247,099. Accrued liabilities increased by $101,826 primarily due to an increase in accrued interest and accrued insurance. Current maturities increased by $782,625 during the year due to the increase in debt.

YEAR 2000 ISSUE

     The Year 2000 date change had no adverse effect on our business or operations.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK


     KC Acquisition currently does not invest excess funds in derivative financial instruments or other market rate sensitive instruments for the purpose of managing interest rate risk or for any other purpose.



     KC Acquisition incurs debt primarily from M&S Partners, a related party. The interest rate applicable to this debt ranges from 7.7 % to 24.5%. KC Acquisition does not have exposure to foreign currency fluctuations and does not use derivatives for trading purposes.



     Interest Rate Risk -- The table below provides information about KC Acquisition's debt obligations that are sensitive to changes in interest rates. For these debt obligations, the table presents principal cash flows and related average interest rates by expected maturity dates.


                                               MATURITY DATE
                               ----------------------------------------------               FAIR
                               2000    2001    2002     2003    2004    2005    TOTAL      VALUE
                               -----   -----   -----   ------   -----   -----   ------   ----------
                                                      (DOLLARS IN MILLIONS)
Fixed Rate Debt..............  2,169   4,330   3,774   14,395   5,302   7,165   37,135     37,135
Average Interest Rate........    9.9%    9.9%    9.9%     9.9%    9.9%    9.9%     9.9%

                      INFORMATION REGARDING KC ACQUISITION

OVERVIEW

     KC Acquisition Corp. provides security alarm monitoring services for both residences and businesses as subcontractor for independent security alarm dealers. Monitoring services are provided on a nationwide basis for subscribers who have entered into monitoring agreements with the independent alarm dealers. Independent alarm dealers are primarily owner operated companies that provide sales, installation and servicing of alarm systems to their subscribers and contract for the monitoring services through third parties such as KC Acquisition.

     KC Acquisition's ability to attract new monitoring business, both from existing dealers and from new dealers, is enhanced and supported by a nationwide network of 2,700 independent dealers to whom it also provides various industry related dealer programs, financial services, management and administrative services as well as marketing, sales, billing and collection services.

     On January 8, 1998, KC Acquisition acquired all of the assets and assumed all liabilities of King Central, Inc. ("KCI"). The purchase price was $13,115,000 plus assumed liabilities of approximately $7,181,000. The initial financing was provided by M&S Partners, a related party owned by the 20% minority shareholders of KC Acquisition ($16.2 million) and by its majority shareholder ($2,523,000). The majority shareholder, who owned 20% of KCI, contributed his share of the sale proceeds to KC Acquisition: $1.7 million as common stock and $823,000 as a non-interest bearing note payable. The acquisition was accounted for using the purchase method.


     On May 11, 2000, KC Acquisition indirectly acquired all of the capital stock of Monital. The purchase price was $12,575,325 plus assumed liabilities of approximately $3,441,872. The financing was provided by M&S Partners ($11,075,325), an affiliate of KC Acquisition, and by SecurityVillage.com ($1,500,000). The acquisition was accounted for using the purchase method.


     KC Acquisition conducts its operations directly through three central monitoring stations, which it owns, and through two central monitoring stations that are owned and operated by Monital, a wholly owned subsidiary of KC Acquisition.

     - KC Acquisition directly owns and operates central monitoring stations in Hackensack, New Jersey, Van Nuys, California, and Santa Fe Springs, California.

     - Monital owns and operates central station monitoring facilities in Manasquan, New Jersey and Denver, Colorado.


     - In addition to the central monitoring stations, KC Acquisition also owns and operates branch Dealer Care offices in Livonia, Michigan; Marietta, Georgia; and So. Euclid, Ohio.


     These facilities provide customer service, sales and administrative services to dealers in their respective regions.

     KC Acquisition's revenues consist of recurring monthly revenue ("RMR") payments under written contracts with independent alarm dealers to provide monitoring services to their subscribers. Total revenues increased from approximately $9,725,000.00 for the fiscal year ending December 31, 1997 to $12,868,000 for the fiscal year ending December 31, 1999. Operating cash flow increased from $1,340,878 for the fiscal year ending December 31, 1997 to $2,052,211 for the fiscal year ending December 31, 1999. Operating cash flow is defined as earnings before depreciation, amortization, interest expense, income taxes and certain other expenses (losses incurred on abandonment of fixed assets and bad debt).

     As of June 30, 2000, KC Acquisition monitored over 346,000 residences and businesses from its network of central monitoring stations. All of these locations were monitored under contracts with independent alarm dealers. From January 1, 1998 through June 30, 2000, the number of monitored accounts owned either directly by KC Acquisition or through its subsidiary increased by approximately 108,000 subscriber accounts.

     KC Acquisition estimates that the existing central monitoring stations are capable of monitoring at least 650,000 subscriber accounts.

     KC Acquisition's Relationship with Independent Alarm Dealers. The success that KC Acquisition has enjoyed over the years comes from a total dedication to the support of its independent alarm dealers. Since KC Acquisition does not provide any end user sales, alarm installations or security products, it is not in competition with its dealers. This allows KC Acquisition to become a strategic partner with its dealers, with both totally focused on producing new sales and account retention, which in turn provides growth and stability to the dealer as well as KC Acquisition.

     It has been the mission of KC Acquisition from its inception to provide the highest level of monitoring services to its dealers and their subscribers by offering cutting edge technologies on a consistent basis.

     The second, and equally important, mission of KC Acquisition is to provide dealers with ongoing dealer support products and services designed to better enable the dealers to compete in their respective marketplaces. This results in their ability to sell more security systems and increase their recurring revenue and building more value in their companies.

     Some examples of the services offered by KC Acquisition include:

     1. Smith & Wesson(R) Dealer Program. This program is offered by KC Acquisition to its dealer base through an exclusive licensing arrangement with Smith & Wesson(R). It enables dealers to market and sell security systems under the name of Smith & Wesson(R) Security Systems. This program is designed to give the dealer a competitive edge in his or her marketplace by capitalizing on a powerful name brand that is recognized by consumers thereby increasing the credibility of the dealers. As part of this program, the dealer is provided with numerous professional marketing and sales support materials and products to assist them in their success.

     2. KC Acquisition offers another more generic dealer program to those of its dealers who desire the marketing, sales and service support of a formal dealer program, but want to market under their own name brand. The products and services, as well as support, that KC Acquisition offers its dealers under this program are very similar to those offered under the Smith & Wesson(R) program, but in the name of the dealer.

     3. Many financial programs are offered by KC Acquisition to its dealer base under the name of King Capital Financial Services, a tradename of KC Acquisition. These services will still be offered through King Capital Financial Services, which will be spun off prior to the closing of the merger of SAI and KC Acquisition.

     These services are designed to make available to dealers the capital necessary to assist the them in procuring more sales and in growing their businesses. Such capital resources are typically not available to security alarm dealers from conventional sources such as banks and other lending institutions.

     The capital which KC Acquisition provides to its dealers includes, but is not necessarily limited to:

     - financing of new installations both of residential and commercial applications, which gives dealers the ability to compete in their markets with national companies who offer either free or low cost installations to consumers in return for long term monitoring agreements;

     - capital in the form of loans to finance acquisitions or other working capital needs of the dealer; and

     - an acquisition program that is designed to offer the dealer a way to raise capital without incurring debt, by selling a portion of their monitoring agreements or, in some cases, to provide a total exit strategy for the time when the dealer decides to either retire or exit from the business.

     4. In addition to the above, KC Acquisition also offers to its dealers many administrative and business services designed to free up the dealers from the normal non-revenue producing aspects of their businesses, while giving him or her the freedom to concentrate on growth and account retention. Some of the services offered for these purposes include billing and collection services, telephone answering service and customer service functions to name a few.

     As previously stated, all such programs and services are designed to accomplish both growth and account retention for our dealers and by doing so accomplish growth and account retention for KC Acquisition.


     KC Acquisition's commitment is to continue to identify and make available to its dealers the ongoing programs, services and products to further enhance their mutual goals.


     Increasing Monitoring Business on a Regional Basis. KC Acquisition's objective is to continue to grow its business by a combination of growth through its existing dealer base as outlined above, and through the addition of new dealers throughout the country. Adding new dealers has always been a priority for KC Acquisition and one which has met with much success over the years.

     The approach to securing new dealer relationships has (and will continue to be have) two components:

     1. The primary new dealer relationship development functions are performed by a national network of regional sales managers. They are presently located as follows:

          - Hackensack, New Jersey -- covering all dealers in the New England and Mid Atlantic states.

          - Atlanta, Georgia -- covering the South Eastern states.

          - Livonia, Michigan -- covering the Western states.


          - two managers work out of its Santa Fe Springs, California office and collectively cover the thirteen Western states.


          - South Euclid, Ohio -- covering all dealers throughout the country who participate under the Smith & Wesson(R) program.

     These Regional Sales Managers are responsible for both the acquisition of new dealer business as well as the support and growth of existing dealers within their regions.


     The Regional Sales Managers are supported by a network of "dealer care centers" located in Hackensack, New Jersey, Marietta, Georgia, Livonia, Michigan, Santa Fe Springs, California and Van Nuys, California.


     These centers are responsible for all customer service aspects to the dealers in their respective regions.


     It is of utmost importance to have a regional presence throughout the country to support the dealer base, and these central stations -- the five 24-hour monitoring stations and the network of dealer care centers -- provide that presence for the KC Acquisition dealer network.



     2. The second path KC Acquisition takes in bringing new dealers is through an ongoing program of acquisitions of third party monitoring companies that are in the same business as KC Acquisition. Such acquisitions, once completed, are usually merged into one of KC Acquisition's existing central station facilities to gain the maximum in efficiencies and savings. Depending upon the individual location of the acquired company and market conditions, KC Acquisition may establish a dealer care center in the general location of the acquired company to maintain the presence that the acquired dealers have been used to. Establishing a dealer care center is relatively inexpensive compared to keeping a 24-hour central station operating.



     The following acquisitions were undertaken by KC Acquisition in recent years as part of its growth program:



     - West -- In July 1995, KC Acquisition acquired the assets of Western Pacific Monitoring Services of Van Nuys, California. This facility was left open as a 24-hour monitoring facility.


     - Mid-West -- In July 1996, KC Acquisition acquired the assets of Sprint Monitoring Services, a division of Sprint of Mansfield, Ohio. This acquisition was merged into KC Acquisition's Hackensack, New Jersey facility.

     - West -- In June 1999, KC Acquisition acquired the assets of Criticom, California the western branch of a company operated under the name of International Dispatch Center (IDC), located in Santa Fe Springs, California.


     This operation was left open as a 24-hour facility and because of future growth capacity this facility affords KC Acquisition, will become the new Western hub of KC Acquisition and the facility in Van Nuys, California will be merged into Santa Fe Springs in the first quarter of 2001.


     - East -- In May 2000, KC Acquisition acquired the stock of Monital Signal Corp. Monital maintained two full operating facilities, one in Manasquan, New Jersey and a smaller one in Denver, Colorado.

     It is intended that Monital will continue to operate under its own brand from the existing facility in New Jersey. The Denver operation will be merged into the Monital New Jersey facility.

EMPLOYEES

     As of July 26, 2000, KC Acquisition employed 260 individuals. Currently, none of KC Acquisition's employees are represented by a labor union or covered by a collective bargaining agreement. KC Acquisition believes that relationships with its employees are good and is committed to the quality of those relationships.

PROPERTIES

     KC Acquisition's executive offices are located at 325 South River Street, Hackensack, New Jersey and its central monitoring facilities and dealer care centers are located at:


2150 Northwest Parkway                         2210 Landmark Place
Suite O                                        Manasquan, NJ 08736
Marietta, GA 30067
                                               5290 East Yale Circle
33411 Schoolcraft Road                         Cadesco Bldg. Suite 107
Livonia, MI 48150                              Denver, CO 80222
14101 Archwood Street                          4320 Mayfield Road
Van Nuys, CA 91405                             Suite 201
                                               So. Euclid, OH 44121
11925 Los Nietos Road
Santa Fe Springs, CA 90067


     All of KC Acquisition's facilities are leased with the exception of the Monital facility in Manasquan, New Jersey, which is owned by Monital.


LEGAL PROCEEDINGS


     Four separate complaints have been filed against King Central (the predecessor of KC Acquisition), Tom Few, Sr. and Tom Few, Jr. in the Superior Court of California, County of Los Angeles, Central Judicial District. Claud's Alarm Systems, Inc., a California corporation, filed a complaint on May 23, 2000; Eagle Protection Services, a California corporation, filed a complaint on June 7, 2000; General Alarm Services, Inc., a California corporation, filed a complaint on June 27, 2000; and Nick Hedlund d/b/a ACS -- American Commercial Services, a California corporation, filed a complaint on June 27, 2000. Each of these complaints alleges breach of contract, unfair trade practices, breach of fiduciary duty, interference with contractual relationships, negligence, and commercial extortion and seeks damages in the amount of $1,000,000 plus punitive damages of an unspecified amount. Each of the above plaintiffs is an alarm dealer that had entered into an alarm monitoring services contract with Criticom International Corporation. In June 1999, King purchased the assets of Criticom, including the telephone lines utilized for monitoring the accounts of these plaintiffs. The basis for each of the above-listed complaints is the plaintiff's position that such telephone lines were to be returned to them upon termination of their alarm monitoring services contract. KC Acquisition believes that these claims are without merit and is vigorously defending each of them.

     From time to time, KC Acquisition experiences routine litigation in the normal course of business. KC Acquisition does not believe that any pending litigation will have a material adverse affect on its financial condition or results of operations.

                        RECENT ACCOUNTING PRONOUNCEMENTS

     In December 1999, the SEC issued Staff Accounting Bulletin No. 101 (SAB
101), "Revenue Recognition." KC Acquisition's management does not believe the adoption of SAB 101 will have a material impact on its financial condition or results of operations.

              MANAGEMENT AFTER THE MERGER AND RELATED TRANSACTIONS

     Prior to the closing of our merger with KC Acquisition, SecurityVillage.com and our company each will have the right to appoint a representative to observe and be included in all discussions with the board of directors of the other party. After the consummation of our merger with KC Acquisition, our company and SecurityVillage.com each shall have the right to designate one member and one observer to the board of directors of the other company.

     Following the merger, James S. Brannen will remain President and Chief Executive Officer of Security Associates; Thomas Few Sr. will remain president of KC Acquisition and Raymond Sacks will remain president of Monital. All of our other officers of our will remain the same as prior to the merger.

                               PRINCIPAL HOLDERS


     The following table lists certain information regarding the beneficial owners of our common stock as of October 2, 2000, which includes: (i) each person known to us to beneficially own more than five percent of the outstanding shares of our common stock; (ii) each of our company's directors; (iii) the named executive officers; and (iv) all of our company's directors and executive officers as a group. We believe that except as noted each person or entity named below has sole voting and investment power with respect to all shares of common stock shown as beneficially owned by each holder, subject to community property laws where applicable. Some of the listed holders of common stock who hold their shares in street name may have already sold their shares as of the effective date of this prospectus. The address for each of the persons listed below, unless otherwise noted, is: c/o Security Associates International, Inc., 2101 S. Arlington Heights Road, Suite 100, Arlington Heights, Illinois 60005.



                                                               BENEFICIAL OWNERSHIP
                                                              -----------------------
                                                              NUMBER OF
NAME                                                            SHARES     PERCENT(1)
----                                                          ----------   ----------
TJS Partners, L.P.(2).......................................  13,710,900     63.98%
  115 East Putnam Avenue
  Greenwich, CT 0683
Ronald I. Davis(3)..........................................   1,014,695      4.72%
James S. Brannen(4).........................................     643,278      3.00%
Stephen Rubin(5)............................................     501,198      2.33%
Daniel S. Zittnan(6)........................................     138,349         *
Ronald J. Carr(7)...........................................     121,096         *
Thomas J. Salvatore(8)......................................  13,985,900     65.27%
  c/o TJS Partners, L.P.
  155 E. Putnam Avenue
  Greenwich, CT 06830
Douglas Oberlander(9).......................................     144,474         *
  10225 N. Knoxville Avenue
  Peoria, Illinois 61615
Michael B. Jones(10)........................................      91,000         *
  c/o ProFinance Associates, Inc.
  6540 Lusk Boulevard, Suite C-240
  San Diego, CA 92121
All executive officers and directors as a group (12           16,746,823     77.03%
  persons)(11)..............................................


---------------

 * = less than 1%.


 (1) Applicable percentage of ownership as of October 2, 2000, is based upon 21,430,255 shares of common stock outstanding (including 13,710,900 shares issuable upon conversion of outstanding shares of convertible preferred stock). Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and unless otherwise noted includes voting and investment power with respect to the shares shown as beneficially owned.


 (2) Consists of 137,109 shares of Series A convertible preferred stock. Each share of Series A convertible preferred stock is convertible into and has the voting rights of 100 shares of common stock. TJS is the only holder of convertible preferred stock.

 (3) Includes 944,695 shares owned by Mr. Davis and J, S & R Ltd., L.P. Also includes 70,000 shares that may be acquired within sixty days upon exercise of options. Excludes 5,337 shares owned by Beverly Davis, Mr. Davis' wife, 5,200 shares owned by Scott Davis, Mr. Davis' son, 5,000 shares owned by Deborah Davis, Scott's wife, 10,000 shares owned by Ethan Davis, Mr. Davis' grandson, 10,000 shares owned by Benjamin Davis, Mr. Davis' grandson, 2,500 shares owned by Emma Davis, Mr. Davis' granddaughter, and 16,801 shares owned by Ann Davis, Mr. Davis' sister, as to which Mr. Davis disclaims beneficial ownership.

 (4) Includes 595,500 shares owned by Mr. Brannen and a family limited partnership, and 47,778 shares that may be acquired within sixty days upon exercise of options Excludes 7,580 shares owned by Martha A. Brannen, Mr. Brannen's wife, 10,000 shares owned by Craig Brannen, 10,000 shares owned by Sarah B. Ozee and 10,000 shares owned by Peter Brannen, Mr. Brannen's children, as to which Mr. Brannen disclaims beneficial ownership.

 (5) Includes 431,198 shares owned by Mr. Rubin, and 70,000 shares that may be acquired within sixty days upon exercise of options. Excludes 5,600 shares owned by Jamie Rubin, Mr. Rubin's son, as to which Mr. Rubin disclaims beneficial ownership.

 (6) Includes 38,349 shares owned by Mr. Zittnan, and 100,000 shares that may be acquired within sixty days upon exercise of options.

 (7) Includes 21,096 shares owned by Mr. Carr, and 100,000 shares that may be acquired within sixty days upon exercise of options. Excludes 5,000 shares owned by Mr. Carr's wife.


 (8) Consists of 275,000 shares of common stock owned by Mr. Salvatore and 137,109 shares of Series A convertible preferred stock owned by TJS (which is convertible into 13,710,900). Mr. Salvatore controls voting and disposition of the shares of Series A convertible preferred stock as the Managing Partner of TJS.


 (9) Includes 119,474 shares owned by Mr. Oberlander, and 25,000 shares that may be acquired within sixty days upon exercise of options.

(10) Includes 6,000 shares owned by Mr. Jones; and 85,000 shares of common stock that may be acquired within sixty days upon exercise of options. Of these options, options to purchase 25,000 shares are held by a family trust.

(11) Includes 597,778 shares that may be acquired within sixty days upon the exercise of options.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL


     Our board of directors is authorized to issue up to 1,000,000 shares of preferred stock without stockholder approval. The terms of any preferred stock, such as dividend rights, conversion prices, voting rights, redemption prices and terms, can also be set by the board of directors. We have designated 137,686 shares of preferred stock as Series A convertible preferred stock, of which 137,109 are currently outstanding, and 45,000 shares of Series B convertible preferred stock, of which none are currently outstanding.


SERIES A CONVERTIBLE PREFERRED STOCK

     The Series A convertible preferred stock has a $10.00 par value, a liquidation preference of $350 per share and each share is convertible into 100 shares of our common stock. The Series A convertible preferred stock is also entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

     The holder of Series A convertible preferred stock is entitled to vote on all matters on which holders of common stock are entitled to vote, on an as-converted basis. However, the total voting power of all securities owned by the holder of Series A convertible preferred stock is limited to a maximum of 45% of the total number of votes eligible to vote on a matter submitted to our stockholders.

     The Series A convertible preferred stock is convertible into common stock at the option of the holder at any time. The shares automatically convert upon the first sale of our common stock to underwriters pursuant to a registration statement, provided the offering results in the receipt by our company of proceeds of not less than $30.0 million at not less than $10.00 per share.

SERIES B CONVERTIBLE PREFERRED STOCK

     We intend to issue 45,000 shares of Series B convertible preferred stock, par value $10.00 per share, in connection with the merger. The shares of Series B convertible preferred stock will have a liquidation preference of $500 per share. Upon the liquidation, dissolution and winding up of our company, the shares of Series B convertible preferred stock will rank senior to the outstanding Series A convertible preferred stock and senior to the common stock. Initially, each share will be convertible into 100 shares of common stock. Holders of the Series B convertible preferred stock will also be entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

     The holders of Series B convertible preferred stock will be entitled to vote on all matters on which holders of our common stock and Series A convertible preferred stock are entitled to vote, and to have the number of votes equal to the number of shares of common stock into which such shares of Series B convertible preferred stock are then convertible.


     The Series B convertible preferred stock is convertible into common stock at the option of the holder at any time. The shares automatically convert if we make a public offering of our common stock that results in the receipt by us of not less than $30.0 million, at not less than $10.00 per share of common stock, or the consummation of a "Qualifying IPO" will be defined in the agreement currently being negotiated between our company and SecurityVillage.com.


     The terms of the Series B convertible preferred stock may be amended only with the affirmative vote or written consent of the holders of a majority of the shares of Series B convertible preferred stock then outstanding, voting as a class.

          PROPOSED POSTPONEMENT OR ADJOURNMENT OF THE SPECIAL MEETING


     Your board of directors may determine that it will recommend that the special meeting scheduled for November 17, 2000 be postponed or adjourned. One reason for this action would be to allow additional time for management to solicit proxies in support of the issuance of the securities in connection with the merger. Approval of this action by our stockholders would require the affirmative vote of 60% of the votes represented at the meeting in person or by proxy. An abstention or failure to vote on this proposal will NOT count as votes against this proposal. Your board of directors recommends a vote FOR adoption of the proposal to postpone or adjourn the special meeting if requested by your board of directors.


                         WHERE TO FIND MORE INFORMATION

     We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our filed reports, statements or other information at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our public filings are also available from commercial document retrieval services and at the World Wide Web site maintained by the SEC at "http://www.sec.gov." Reports, proxy statements and other information about us also may be inspected at the NASD's offices at 1735 K Street, Washington, D.C. 20006.


     You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement. This proxy statement is dated October 6, 2000. You should not assume that the information contained in the proxy statement is accurate as of any other date, and neither the mailing of this proxy statement to our stockholders nor the issuance of our common stock or preferred stock in connection with the merger shall create any contrary implication.


                            EXPENSES OF SOLICITATION


     We will pay all expenses in connection with the solicitation of proxies. We estimate that the total amount of such expenses will be approximately $600,000, of which approximately $300,000 has been expended to date. Solicitation may be made personally, or by telephone, telegraph or mail, by one or more of our employees, who will receive no additional compensation for such activities. Cost represented by salaries and wages of regular employees are not included in the cost figures stated above. In addition, we may engage the services of a professional proxy solicitation firm to assist in the solicitation of proxies and will pay the fees and expenses charged them. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in forwarding copies of solicitation materials to beneficial owners of our common stock and convertible preferred stock held by such persons on October 2, 2000.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

     We will hold our 2001 Annual Meeting of stockholders in accordance with our bylaws and Delaware General Corporation Law. Any proposals of stockholders to be presented at the 2001 meeting must be received by our Secretary no later than January 30, 2001, for inclusion in our annual proxy statement and form of proxy.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, REGARDLESS OF THE NUMBER OF SHARES THAT YOU HOLD. YOU ARE, THEREFORE, URGED TO EXECUTE AND RETURN, AT YOUR EARLIEST CONVENIENCE, THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED.

     The above Notice of Special Meeting and proxy statement are sent by order of the board of directors.

                                                  /s/ JAMES S. BRANNEN
                                            ------------------------------------
                                            James S. Brannen
                                            President and Chief Executive
                                            Officer

Arlington Heights, Illinois

October 6, 2000

                                   EXHIBIT A
                          PLAN AND AGREEMENT OF MERGER


                                    BETWEEN

                    SECURITY ASSOCIATES INTERNATIONAL, INC.,

                             KING ACQUISITION CORP.

                             KC ACQUISITION CORP.,

                             MR. THOMAS J. FEW SR.,

                               MR. DAVID L. SMITH

                                      AND

                             MR. TIMOTHY M. MCGINN

                           DATED AS OF: MAY 11, 2000

                          PLAN AND AGREEMENT OF MERGER

     THIS PLAN AND AGREEMENT OF MERGER (the "Agreement"), dated and effective as of 3:00 p.m., Central Daylight Savings Time, May 11, 2000, is entered into by and among Security Associates International, Inc, a Delaware corporation ("SAI"), King Acquisition Corp., a Delaware corporation ("King Acquisition"), KC Acquisition Corp., a New Jersey corporation (the "Company"), Mr. Thomas J. Few Sr. ("Few"), Mr. David L. Smith ("Smith") and Mr. Timothy M. McGinn ("McGinn") (Messrs. Few, Smith and McGinn are sometimes referred to herein individually as a "Selling Shareholder" and collectively as the "Selling Shareholders").

                                    RECITALS

     WHEREAS, the board of directors of the Company, and the shareholders of the Company (the "Shareholders"), have approved the transactions contemplated hereby and have determined that it is advisable and in their respective best interests to consummate the merger described in Article II (the "Merger") and the other transactions contemplated herein; and

     WHEREAS, the respective boards of directors of SAI and King Acquisition have approved the transactions contemplated hereby, subject to the approval of the shareholders of SAI, and have determined that it is advisable and in their respective best interests to consummate the Merger and the other transactions contemplated herein; and

     WHEREAS, as a result of the Merger, King Acquisition will be merged with and into the Company, all of the outstanding capital stock of the Company will be converted into the right to receive a combination of cash and securities of SAI, all of the outstanding capital stock of King Acquisition will be converted into capital stock of the Company and the Company will be the surviving corporation, all on the terms and subject to the conditions set forth in this Agreement; and

     WHEREAS, for Federal income tax purposes the Parties intend that the Merger shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code (as defined herein);

     NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein and other good and valuable consideration, the parties hereto, on the basis of, and in reliance upon, the representations, warranties, covenants, obligations and agreements set forth in this Agreement, and upon the terms and subject to the conditions contained herein, agree as follows:

                                   ARTICLE 1

                                  DEFINITIONS

     The following terms shall have the meanings assigned below when used in this Agreement:

     1.1 "Account" shall mean a written monitoring agreement pursuant to which the Company or its Subsidiaries provides Monitoring Services to Subscribers. All Accounts are "Dealer Owned Accounts," as defined below;

     1.2 "Affiliate" shall mean, with respect to any particular Person, any Person controlling, controlled by or under common control with such Person, whether by ownership or control of voting securities, by contract or otherwise;

     1.3  "Agreement" shall mean this Plan and Agreement of Merger;

     1.4  "AMEX" shall mean the American Stock Exchange;

     1.5 "Antenna" shall mean a radio antenna and antenna site used by the Company or its Subsidiaries pursuant to an antenna site license agreement to which the Company or its Subsidiaries is a party ("Antenna Lease");

     1.6 "Acquisition Common" shall mean the common stock, $0.01 par value, of King Acquisition;

     1.7 "Assets" shall mean all of the assets (as defined under GAAP) of the Company and its Subsidiaries, including, but not limited to, the assets listed on Schedule 3.12(a);

     1.8 "Audited Company Financial Statements" shall have the meaning assigned in Section 3.7(a);

     1.9 "Billed Accounts" shall mean Dealer Owned Accounts for which the Company or its Subsidiaries bills Subscribers on behalf of the Dealers which own the Accounts;

     1.10 "Central Stations" shall mean the central monitoring stations owned and operated by the Company, or its Subsidiaries, which are located at the locations set forth on Schedule 3.4;

     1.11  "Closing" shall mean the consummation of the Merger;

     1.12 "Closing Date" shall mean the third business day following the date upon which the conditions to closing referred to in Articles 7 and 8, as applicable, of this Agreement have been satisfied or waived by the Party authorized to do so as provided in this Agreement and the Escrow Agreement or such other date as the Parties may agree in writing;

     1.13 "Closing Date Balance Sheet" shall mean the balance sheet, prepared as provided in Section 3.7, delivered at the Closing showing the assets and liabilities of the Company and its Subsidiaries as of a date not more than five days prior to the Closing Date;

     1.14 "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute thereto, and the rules and any successor statute thereto, and the rules and regulations issued and promulgated thereunder, as in effect from time to time;

     1.15  "Company" shall mean KC Acquisition Corp., a New Jersey corporation;

     1.16 "Company Common" shall mean the Common Stock, with no par value per share, of the Company;

     1.17 "Company Financial Statements" shall mean the Audited Company Financial Statements, the Unaudited Company Financial Statements, the Escrow Date Balance Sheet and the Closing Date Balance Sheet;

     1.18 "Company Released Claims" shall have the meaning assigned in Section 5.15;

     1.19 "Company Released Parties" shall have the meaning assigned in Section 5.15;

     1.20  "Company Releasing Parties" shall have the meaning assigned in
Section 6.5;

     1.21 "Confidential Information" shall mean any and all oral, written, electronic or other information designated as confidential or which ought to be considered as confidential from its nature or from the circumstances surrounding its disclosure, regardless of whether such information was disclosed before, on or after the date of this Agreement, other than such information that (i) is generally available or known by the public immediately prior to the time of disclosure (except through the actions or inactions of the Person to whom disclosure has been made) or (ii) has been acquired or developed independent from the Person making the disclosure thereof.

     1.22 "Contracts" shall mean Accounts, Dealer Monitoring Agreements, and all agreements, contracts and arrangements relating to the businesses conducted by the Company and its Subsidiaries;

     1.23 "Dealer" shall mean an individual or business entity that contracts in writing to provide Monitoring Services to Subscribers, and who in turn subcontracts the provision of the actual Monitoring Services from the Company or its Subsidiaries;

     1.24 "Dealer Monitoring Agreements" shall mean the written contracts (and those oral contracts summarized on Schedule 1.24 attached hereto) pursuant to which the Company or its Subsidiaries has contracted to provide Monitoring Services to Dealer Owned Accounts;

     1.25  "Dealer Owned Account" shall mean any Account owned by a Dealer;

     1.26 "Distributed Business Items" means the assets and liabilities of the business lines of the Company historically operated under the names "King Capital" and "Monitoring Services" (the "Transferred Business Units") that are described on Schedule 1.26 attached hereto and that are being transferred by the Company to Morlyn Financial Group, LLC ("Morlyn") prior to Closing.

     1.27  "Effective Time" shall have the meaning assigned in Section 2.1;

     1.28 "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of Section 3(3) of ERISA which is (i) maintained for employees of the Company or any ERISA Affiliate or (ii) has at any time within the preceding six years been maintained for the employees of the Company its Subsidiaries or any other current or former ERISA Affiliate.

     1.29 "Environmental Laws" shall mean any and all federal, state and local laws, rules, regulations and ordinances that relate to or impose liability or standards of conduct concerning public or occupational health and safety or protection of the environment, as now or hereafter in effect and as have been or hereafter may be amended or re-authorized, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Sec. 9601 et seq.), the Hazardous Materials Transportation Act (42 U.S.C. Sec. 1802 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Sec. 6901, et seq.), the Federal Water Pollution Control Act (33 U.S.C. Sec. 1251 et seq. ), the Toxic Substances Control Act (15 U.S.C. Sec. 2601 et seq.), the Clean Air Act (42 U.S.C. Sec. 7901 et seq.), the National Environmental Policy Act (42 U.S.C. Sec. 4231 et seq.), the Refuse Act (33 U.S.C. Sec. 407 et seq.), the Safe Drinking Water Act (42 U.S.C. Sec. 300(f) et seq.), the Occupational Safety and Health Act (29 U.S.C. Sec. 651 et seq.), and all rules, regulations, codes, ordinances and guidance documents promulgated or published thereunder, and the provisions of any licenses, permits, orders and decrees issued pursuant to any of the foregoing.

     1.30 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute thereto, and the rules and regulations issued and promulgated thereunder, as in effect from time to time.

     1.31 "ERISA Affiliate" shall mean any Person who is a member of group which is under common control with the Company, who together with the Company is treated as a single employer within the meaning of Section 414(b), (c), and (m) of the Code and, if not otherwise so included, any other Subsidiary.

     1.32 "Equipment" shall mean the tangible assets used or useful in connection with the Monitoring Business or any other business conducted by the Company or its direct or indirect Subsidiaries, including, but not limited to that listed on Schedule 3.12(a);

     1.33 "Equipment Lease" shall mean a lease pertaining to Equipment and shall also include the Antenna Lease.

     1.34 "Escrow Agent" shall mean the Person acting as the escrow agent pursuant to the Escrow Agreement;

     1.35 "Escrow Agreement" shall mean the Escrow Agreement to be entered into among the Parties and the Escrow Agent pursuant to Section 9.2 which provides, among other things, for the closing into, and release from, escrow of the transactions contemplated by this Agreement on the terms and subject to the conditions contained therein;

     1.36 "Escrow Closing" shall mean the closing in escrow pursuant to the Escrow Agreement as contemplated in Section 9.2 and in the Escrow Agreement.

     1.37 "Escrow Date Balance Sheet" shall mean the balance sheet, prepared as provided in Section 3.7, delivered at the Escrow Closing, showing the assets and liabilities of the Company and it Subsidiaries as of a date not more than five days prior to the Escrow Closing Date.

     1.38 "Escrow Closing Date" shall mean June 30, 2000 or such earlier date which is three business days after the date upon which the conditions to closing, other than SAI Stockholder Approval, referred to in

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Articles 7 and 8 of this Agreement have been satisfied or waived by the Party authorized to do so as provided in this Agreement or such other date as the Parties may agree upon in writing;

     1.39  "Excluded Assets" shall have the meaning assigned in Section 3.12(b);

     1.40  "Facilities" shall have the meaning assigned in Section 3.27(a);

     1.41  "Form Contracts" shall have the meaning assigned in Section 3.13;

     1.42 "GAAP" shall mean "Generally Accepted Accounting Principles" which shall mean the accounting rules, principles and conventions adopted by the American Institute of Certified Public Accountants and referred to by that name;

     1.43 "Hazardous Materials" shall mean any hazardous, toxic, dangerous or other waste, substance or material defined as such in, regulated by or for the purposes of any Environmental Law.

     1.44 "including" shall indicate examples of a foregoing general statement and is not a limitation on that general statement.

     1.45  "Indemnitee" shall have the meaning assigned in Section 10.2;

     1.46  "Indemnitor" shall have the meaning assigned in Section 10.2;

     1.47 "Intellectual Property" shall mean all of the patents, trademarks, trade names (excluding, the names "King Capital" and Monitoring Services"), service marks, trade secrets, designs, know-how, copyrights, computer programs and software and all rights, licenses and contracts relating to any of the foregoing, and all other proprietary rights and information of the Company and its Subsidiaries;

     1.48 "Knowledge" means actual knowledge and knowledge a reasonable person would have after due investigation and includes such knowledge of such Party's officers, directors, the Company's Central Regional Manager, the Company's National Sales Manager, legal counsel, financial representatives and subsidiaries.

     1.49 "Lease" shall mean each Real Estate Lease, each Equipment Lease and each other lease pursuant to with the Company or its Subsidiaries rent or lease Property;

     1.50 "Leasehold Property" shall mean any real estate which is the subject of a Lease under which the Company or its Subsidiaries is or has been the lessee.

     1.51  "Liabilities" shall have the meaning assigned under GAAP.

     1.52 "Letter of Intent" shall mean the letter of intent, dated as of April 21, 2000, among SecurityVillage.com, Inc. ("Security Village"), SAI, the Company and TJS Partners, L.P. which provides, among other things for the Merger and the other transactions contemplated in this Agreement;

     1.53  "Lien" shall have the meaning assigned in Section 3.12;

     1.54 "Material Adverse Effect" shall have the meaning assigned in Section 3.7;

     1.55  "Material Contract" shall have the meaning assigned in Section 3.10;

     1.56  "Merger" shall have the meaning assigned in the first Recital;

     1.57 "Minimum RMR" shall mean RMR payable to the Company and its Subsidiaries of not less than $1,100,000;

     1.58 "Monital" shall mean Monital Signal Corporation, Griptight Holdings, Inc. and their respective subsidiaries prior to the Monital Acquisition;

     1.59 "Monital Acquisition" shall mean the merger of Griptight Holdings, Inc. and Monital Signal Corporation into a Subsidiary of the Company (the "Monital Acquisition Subsidiary") and the acquisition of a 20% equity interest in Monital Signal Corporation, which transactions will result in the Company owning 99.2% of the Monital Acquisition Subsidiary;

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

     1.60 "Monital Retail Account Transactions" shall mean the sale by Monital of its retail accounts to Palisades Partners or its assignee for a purchase price of $450,000, the application of the proceeds therefrom to indebtedness of Monital to M&S Partners, the potential loan from Palisades Partners or its assignee to Monital for the release of certain liens or encumbrances on such retail accounts and the subsequent repayment of such loan by SAI upon the closing of the Merger, all as contemplated in Section 2(d) of the Letter of Intent;

     1.61 "Monitoring Business" shall mean the business of providing Monitoring Services as presently conducted;

     1.62 "Monitoring Services" shall mean the provision of remote alarm monitoring services to Subscribers, and all related security services, including but not limited to, notification and dispatch of emergency personnel, supervised openings and closings, closed circuit monitoring and any other security related services;

     1.63 "Multiemployer Plan" shall mean any multiemployer plan as defined pursuant to Section 3(37) of ERISA to which the Company or any ERISA Affiliate makes, or accrues an obligation to make, contributions, or has made, or has been obligated to make, contributions within the preceding six (6) years;

     1.64 "Pension Plan" shall mean any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Part 3 of Title I of ERISA, or Section 412 of the Code and which (i) is maintained for employees of the Company, its direct or indirect Subsidiaries or any ERISA Affiliate, or (ii) has at any time within the preceding six years been maintained for the employees of the Company or any of its current or former ERISA Affiliates;

     1.65 "Permits" shall mean all governmental licenses, registrations, permits, approvals and applications therefor;

     1.66 "Person" shall mean any individual, trust, corporation, partnership, limited partnership, limited liability company or other business association or entity, court, governmental body or governmental agency;

     1.67 "Prebilled RMR" shall mean RMR billed by the Company or its Subsidiaries to Dealers in advance for monitoring services to be performed subsequent to the Closing Date;

     1.68 "Proxy Statement" shall mean the proxy statement distributed by SAI to its stockholders in connection with the meeting of the stockholders of SAI called for the purpose, among other things, of obtaining SAI Stockholder Approval;

     1.69  "Real Estate Leases" shall have the meaning assigned in Section
3.11(a);

     1.70  "Required Consents" shall have the meaning assigned in Section 5.3;

     1.71 "RMR" shall mean the total regular recurring monthly amounts payable by Dealers, as appropriate, for Monitoring Services. RMR shall exclude any amounts due under Dealer Monitoring Agreements listed on Schedule 1.72. RMR includes all service charges, including leased equipment revenue. RMR does not include any amounts derived from:

        (a) reimbursement for or payment of telephone line or other utility charges associated with the installation, monitoring, maintenance, or furnishing of the alarm services;

        (b) reimbursement or payments of false alarm assessments;

        (c) reimbursement or payment of taxes, fees or other charges imposed by any governmental authority or utility relating to the furnishing of alarm services;

        (d) reimbursement or payment for time and materials charges that are receivable from any seller or installer of monitoring equipment for services which are not provided on a regular or recurring basis; or

        (e) charges incurred in connection with the maintenance of alarm systems or the underlying equipment.

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

     1.72 "SAI" shall mean Security Associates International, Inc., a Delaware corporation;

     1.73 "King Acquisition" shall mean King Acquisition Corp., a Delaware corporation;

     1.74  "SAI Common" shall mean the common stock, $.001 par value, of SAI;

     1.75 "SAI Financial Statements" shall have the meaning assigned in Section 4.5;

     1.76 "SAI Indemnified Parties" shall have the meaning assigned in Section 10.1(a);

     1.77 "SAI Preferred" shall mean the Series B Convertible Preferred Stock, par value $0.01 per share of SAI, having substantially the terms, preferences and provisions previously disclosed to the Selling Shareholders;

     1.78  "SAI SEC Reports" shall have the meaning assigned in Section 4.5;

     1.79 "SAI/King LOI" shall mean the letter of intent, dated April 5, 2000, between SAI and the Selling Shareholders of the Company relating to the acquisition of the Company by SAI and referred to in Section 3(c)(y) of the Letter of Intent;

     1.80 "SAI Stockholder Approval" shall have the meaning assigned in Section 7.21;

     1.81 "SAI Stockholders Meeting" shall have the meaning assigned in Section 6.4;

     1.82  "SEC" shall mean the Securities and Exchange Commission;

     1.83  "Securities Act" shall mean the Securities Act of 1933, as amended;

     1.84 "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended;

     1.85 "SecurityVillage" shall mean SecurityVillage.com, Inc., a Delaware corporation;

     1.86  "Shareholder Indemnified Parties" shall have the meaning assigned in
Section 10.1(b);

     1.87 "Shareholders" shall have the meaning assigned in the first Recital of this Agreement;

     1.88 "Shares" shall mean all of the issued and outstanding capital stock of the Company;

     1.89 "Selling Shareholder Released Claims" shall have the meaning assigned in Section 6.5;

     1.90 "Selling Shareholder Released Parties" shall have the meaning assigned in Section 6.5;

     1.91 "Selling Shareholder Releasing Parties" shall have the meaning assigned in Section 5.15;

     1.92 "Selling Shareholders" shall mean Messrs. Thomas J. Few Sr., David L. Smith and Timothy M. McGinn;

     1.93 "Subscriber" shall mean any individual or entity who has contracted to obtain remote security system monitoring services for a security alarm system installed on the premises of that individual or entity;

     1.94  "Subsidiary" shall have the meaning assigned in Section 3.3;

     1.95 "SV/SAI Agreement" shall have the meaning assigned in Section 3 of the Letter of Intent;

     1.96 "SV Option" means the option referred to in Section 1 of the Letter of Intent pursuant to which SecurityVillage has the right to acquire up to 8% of the equity of the Company (on a fully diluted basis after giving effect to the Monital Acquisition) for $1.5 million (or in lieu thereof a call option for such 8% equity interest or another investment vehicle that provides equivalent economic value to SecurityVillage);

     1.97  "Taxes" shall have the meaning assigned in Section 3.23;

     1.98  "Termination Event" shall mean (1) a "Reportable Event" described in
Section 4043 of ERISA and the regulations issued thereunder; or (ii) the withdrawal of the Company or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2); or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or (iv) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (vi) the partial or complete withdrawal of the Company or any ERISA Affiliate from a Multiemployer Plan or (vii) the imposition of a lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under
Section 4042 of ERISA.

     1.99 "Third Party Claim" shall have the meaning assigned in Section 10.2(a); and

     1.100 "Unaudited Company Financial Statements shall mean the reviewed financial statements of the Company and its Subsidiaries for each of the two years ended December 31, 1999 and the financial statements of the Company for the three month period ended March 31, 2000, all as more fully described in
Section 3.7 of this Agreement.

                                   ARTICLE 2

                                   THE MERGER

     In connection with the Merger, the respective boards of directors and shareholders of King Acquisition and the Company have, by resolutions duly adopted, approved the following provisions of this Article II as their "Plan of Reorganization" within the meaning of applicable law:

     2.1 Articles of Merger. Subject to the provisions of this Agreement, Certificates of Merger executed on behalf of each of King Acquisition and the Company and meeting the requirements of applicable law (the "Certificates of Merger"), shall be duly prepared, executed and acknowledged by the Company, King Acquisition and such other parties as may be appropriate, and thereafter the Certificates of Merger shall be delivered to the Secretary of State of the states of New Jersey and Delaware, as provided under applicable law, for filing at or before the Closing. The Merger shall become effective on the date upon which the Certificates of Merger are filed in accordance with applicable law (the "Effective Time").

     2.2 Closing. The Closing shall take place as provided in Article 9 and in the Escrow Agreement.

     2.3  Effects of the Merger.

        (a) At the Effective Time, the separate corporate existence of King Acquisition shall cease, King Acquisition shall be merged with and into the Company and the Company, as the surviving corporation in the Merger (the "Surviving Corporation"), shall continue its corporate existence under the laws of the state of New Jersey under such name as SAI shall designate.

        (b) At and after the Effective Time, the Merger will have the effects set forth under applicable law.

     2.4 Certificate of Incorporation and Bylaws. The Certificate of Incorporation of King Acquisition, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation immediately after the Effective Time and shall thereafter continue to be its Certificate of Incorporation until amended as provided therein and under applicable law.

     2.5 Directors and Officers. The directors of King Acquisition holding office immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time. The officers of King Acquisition holding office immediately prior to the Effective Time shall be the officers of the Surviving Corporation immediately after the Effective Time.

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

     2.6 Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of King Acquisition, the Company or the holders of any of the following securities, the following securities will be converted in the manner set forth below:

        (a) Each share of Company Common which is issued and outstanding immediately prior to the Effective Time (other than treasury shares) shall be canceled and extinguished and converted into and become a right to receive (x) 225 shares of SAI Preferred (having in the aggregate a $22.5 million liquidation value and convertible into 4.5 million shares of SAI Common in the aggregate), and (y) and $25,000 ($5 million in the aggregate); provided, however, that if as the result of the conversion of any Shareholder's Company Common upon consummation of the Merger, a fractional interest in a share of SAI Preferred would be deliverable under this Section 2.6.(a), in lieu of a fractional share being delivered therefor, such fractional interest shall automatically be converted into the right to receive an amount in cash (without interest) equal to the product of the average of the high and low sale prices of the SAI Common as reported by the AMEX on the trading day immediately prior to the Effective Time, multiplied by the number of shares of SAI Common into which such fractional interest would be convertible. No such holder will be entitled to dividends, voting rights or any other rights as a shareholder in respect of any fractional share.

        (b) The SV Option shall be canceled and extinguished and converted and become a right to receive 300,000 shares of SAI Common in the aggregate.

        (c) To the extent that actual RMR is less than the Minimum RMR, then the number of shares of SAI Preferred, SAI Common, and cash to be exchanged pursuant to this Section 2.6 shall be proportionately reduced.

        (d) Each share of Acquisition Common issued and outstanding immediately prior to the Effective Time shall be converted into one validly issued, fully paid and nonassessable share of Company Common.

     2.7 Closing of Company Transfer Books. Immediately prior to the Effective Time the stock transfer books of the Company shall be closed and no transfer of shares of Company stock shall thereafter be made or recognized. After the Effective Time valid certificates previously representing shares of Company Common which are presented in accordance with this Agreement to the Surviving Corporation shall be exchanged as provided in Section 2.8.

     2.8 Exchange of Common Certificates. Each holder of a certificate or certificates representing shares of Company Common issued and outstanding immediately prior to the Effective Time shall at or as soon as practicable following the Closing, surrender to SAI for exchange a certificate or certificates, duly endorsed in blank or accompanied by duly executed stock powers, representing the number of shares of Company Common held by such holder. In exchange therefor, SAI shall (x) issue to such holder of Company Common a certificate or certificates representing the number of shares of SAI Preferred to be issued to such holder pursuant to Section 2.6(a), and (y) the amount of cash, if any, to be paid to be paid to such holder pursuant to Sections 2.6(a). Surrendered certificates shall forthwith be canceled. At Closing, SecurityVillage will surrender the original SV Option to SAI in exchange for the SAI Common called for by Section 2.6(b). Until so surrendered and exchanged, each such certificate (or the SV Option, as applicable) shall represent solely the right to receive the consideration therefor provided in Sections 2.6(a) and 2.6(b), without interest, and SAI shall not be required to issue to such holder the stock to which such holder otherwise would be entitled; provided, that procedures allowing for payment against receipt of customary and appropriate certifications and indemnities shall be provided with respect to lost or destroyed certificates.

     2.9 Rights of the Company Shareholders. From and after the Effective Time, the holders of shares of Company Common issued and outstanding at the Effective Time shall have no rights with respect to such shares other than to surrender the certificate or certificates representing such shares pursuant to Section 2.8.

     2.10 Taking of Necessary Action; Further Action. SAI and King Acquisition, on the one hand, and the Company and the Selling Shareholders, on the other hand, shall use reasonable efforts to take all such action

(including action to cause the satisfaction of the conditions to the Merger) as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to vest the Surviving Corporation with full possession of all the rights, privileges, immunities and franchises of the Company and Acquisition, the officers of the Surviving Corporation are fully authorized in the name of either the Company or Acquisition or otherwise to take, and shall take, all such action.

                                   ARTICLE 3

             REPRESENTATIONS WARRANTIES OF THE SELLING SHAREHOLDERS

     The Selling Shareholders, jointly and severally, represent, warrant and acknowledge to SAI, King Acquisition, and their respective successors and assigns that on the date of execution of this Agreement, at the Escrow Closing and at the Closing, except in each case as set forth on the applicable Disclosure Schedules attached hereto and except as provided in Section 3.32:

     3.1  Organization and Standing; Certificate of Incorporation and
By-laws. The Company and each Subsidiary of the Company is a corporation duly organized and validly existing under and by virtue of, the laws of the state of its incorporation and is in good standing under such laws. The Company and each Subsidiary of the Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company and each Subsidiary of the Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of the activities conducted by it makes such qualification or licensing necessary, each of which is listed on Schedule 3.1. The Company and its Subsidiaries do business under the names listed on Schedule 3.1 and do not conduct any business, and are not commonly known by any other names, other than as set forth on Schedule 3.1. The Company and each Subsidiary of the Company has complied with all laws requiring the registration or other recording of such names in each jurisdiction in which the Company or such direct or indirect Subsidiary does business. The certified copies of the Certificate or Articles of Incorporation and By-laws of the Company and each of its Subsidiaries attached to Schedule 3.1, are true, correct and complete and contain all amendments through the date hereof.

     3.2 Power and Authority. The Company, each of its Subsidiaries and the Selling Shareholders have, and will have at the Closing, all requisite legal power and authority to execute and deliver this Agreement, to consummate the Merger and to carry out and perform their obligations under this Agreement. None of the Company's shareholders has dissented from the transactions contemplated by this Agreement and no shareholder of the Company has or will have dissenter's rights as a result thereof. This Agreement has been duly executed and delivered by the Company and each Selling Shareholder, and constitutes a legal, valid and binding obligation of the Company and each Selling Shareholder, enforceable against each in accordance with its terms. Attached to Schedule 3.2 are certified copies of the resolutions of the Company authorizing the transactions contemplated hereby, which have not been amended or revoked.

     3.3 Subsidiaries. Except as disclosed on Schedule 3.3, the Company has no Subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or business entity. As used herein, a "Subsidiary" is any corporation, limited liability company, partnership, or other business entity with respect to which the Company owns, directly or indirectly, any equity interest, and includes any Subsidiary of a Subsidiary.

     3.4 Central Stations. The Company and its Subsidiaries own and operate the Central Stations from which they monitor security systems pursuant to the Accounts and the Dealer Monitoring Agreements. The Central Stations are located at the locations described on Schedule 3.4.

     3.5 Capitalization. The authorized capital stock of the Company consists, and will consist at the Closing, of 2,500 shares of common stock, with no par value per share, of which 200 shares are issued and outstanding, and all of which are, and at the Closing will be, owned, beneficially and of record by Few, Smith and McGinn, the Selling Shareholders, as follows: Few (160 shares), Smith (20 shares) and McGinn (20 shares). All of such shares have been duly authorized and validly issued and are fully paid and nonassessable. The authorized, issued and outstanding capital stock of each Subsidiary of the Company is, and at the Closing will be, as set forth on
Schedule 3.5. Except for the 0.8% interest in Monital held by LWG Holdings Limited, an English limited company, all shares of capital stock of each Subsidiary of the Company are, and at the Closing will be, owned beneficially and of record by the Company or a Subsidiary of the Company, free and clear of all liens, encumbrances, restrictions and claims of every kind. Except for the SV Option and except as described on Schedule 3.5, there are no pre-emptive rights, options, warrants, conversion rights, rights of exchange or other rights, plans or agreements of any nature whatsoever providing for the purchase, issuance or sale of any capital stock of the Company or any Subsidiary of the Company or of any securities convertible into or exchangeable for any shares of the capital stock of the Company or any Subsidiary of the Company. Except for the Letter of Intent, no shareholder of the Company or any Subsidiary of the Company is party to any agreement or arrangement pursuant to which it is obligated to dispose of any of the capital stock of the Company or any Subsidiary of the Company to any party other than SAI in connection with the Merger. Other than the Selling Stockholders, there are no other holders of capital stock of the Company. All securities of the Company and each Subsidiary of the Company were issued and transferred in compliance with all applicable federal and state securities laws and regulations. The Merger and the exchange of the shares of Company Common involved therein as contemplated by this Agreement will be in compliance with all applicable federal and state securities regulations.

     3.6 Consents and Approvals. No approval or authorization of the Shareholders or the directors of the Company or of any governmental authority or agency or any other third party is required for the consummation by the Company of the Merger or the other transactions contemplated by this Agreement, except for those listed on Schedule 3.6, all of which have been obtained and copies of which have been delivered to SAI. Except as contemplated by this Agreement, no filing or registration with any court or governmental or regulatory agency or board is required to be made on behalf of the Company or any Subsidiary of the Company in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     3.7  Company Financial Statements; Closing Date Balance Sheet.

        (a) The Company has delivered to SAI the Unaudited Company Financial Statements; and, prior to the Escrow Closing , the Company will deliver to SAI the Escrow Date Balance Sheet, and prior to the Closing, the Company will deliver to SAI the Closing Date Balance Sheet. The Unaudited Company Financial Statements are attached to Schedule 3.7. The Unaudited Company Financial Statements are complete and correct in all material respects and do not contain any information which is false or misleading. The Escrow Date Balance Sheet and the Closing Date Balance Sheet will contain, among other things, specific schedules setting forth the Company's RMR as of the dates thereof, and will be true, accurate, complete and correct in all material respects and will not contain any information which is false or misleading as of their respective dates. The Unaudited Company Financial Statements do, the Escrow Date Balance Sheet, and the Closing Date Balance Sheet will, fairly present the financial condition and operating results of the Company and its Subsidiaries as of the dates, and during the periods, indicated therein. Prior to the Escrow Closing, the Company will provide SAI with audited financial statements for periods covered by the Unaudited Company Financial Statements (the "Audited Company Financial Statements"). The Audited Company Financial Statements will fairly present the financial condition and operating results of the Company and its Subsidiaries as of the dates, and during the periods, indicated therein, and will be prepared in accordance with GAAP, consistently applied throughout the periods indicated, except for the absence of footnotes and subject in the case of interim financials, including the Escrow Date Balance Sheet and the Closing Date Balance Sheet, to the effect of normal year-end adjustments (which will not be material). The Audited Company Financial Statements will not differ from the Unaudited Company Financial Statements in any material respect. Since December 31, 1999, there has not been any material adverse change, or any event or condition which could reasonably be expected to result in any material adverse change, in the financial condition, results or operations, business, prospects or properties of the Company or any of its Subsidiaries, the Monitoring Business or any other business conducted by the Company or any of its Subsidiaries (a "Material Adverse Effect").

        (b) The books and records of the Company and each of its Subsidiaries are and have been properly prepared and maintained in form and substance adequate for preparing audited financial statements in accordance with GAAP, and fairly and accurately reflect all of the assets and liabilities of the Company, its Subsidiaries and all contracts and transactions to which the Company or its Subsidiaries is or was a party or by which the Company, its Subsidiaries or any of their respective businesses or assets is or was affected. The corporate minute books of the Company and each of its Subsidiaries, copies of which have been made available to SAI, correctly reflect all resolutions adopted and all other material corporate actions taken at all meetings or through consents of the directors (including committees thereof) and the shareholders of the Company and each of its Subsidiaries. The stock transfer books and stock ledger of the Company and each of its Subsidiaries are complete and correctly reflect all issuances and transfers of the capital stock of the Company and each of such Subsidiaries.

        (c) At the Closing the Company will have a tax basis of at least (i) $18 million in depreciable and/or amortizable assets for Federal income tax purposes, calculated in accordance with GAAP, less (ii) the amount by which such assets have been depreciated and/or amortized for Federal income tax purposes since January 1, 2000, calculated in accordance with GAAP.

     3.8 Absence of Changes. Except for Monital Retail Account Transactions, the transfer of the Distributed Business Items and the incurrence in the ordinary course of indebtedness in the ordinary course of business for working capital and/or under the Company's "8X" program, and except as otherwise set forth in Schedule 3.8, since December 31, 1999:

        (a) neither the Company nor any of its Subsidiaries has entered into any material agreement or transaction which was not in the ordinary course of business;

        (b) there has been no material damage to, destruction of or loss of physical property (whether or not covered by insurance) or any other material adverse change in the Company, its Subsidiaries, or their Assets, the Monitoring Business or any other business conducted by the Company or any of its Subsidiaries;

        (c) except as permitted pursuant to Section 5.11, neither the Company nor any of its Subsidiaries has declared or paid any dividend or made any distribution (in cash, securities or other property) on its capital stock, or redeemed, purchased or otherwise acquired any of its capital stock;

        (d) neither the Company nor any of its Subsidiaries has increased the compensation of its officers, or the rate of pay of its employees as a group; and there are no impending resignations or terminations of any officers or employees of the Company or any of its Subsidiaries;

        (e) there has been no labor dispute involving the Company or any of its Subsidiaries;

        (f) there has not been any material change in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

        (g) there have not been any loans made by the Company or any of Subsidiaries to any of their employees, officers or directors;

        (h) neither the Company nor any of its Subsidiaries has borrowed any amount or incurred or become subject to any liabilities (absolute or contingent), except non-material expenses incurred in the ordinary course of business;

        (i) neither the Company nor any of its Subsidiaries has paid any material obligations or liabilities, other than current liabilities paid in the ordinary course of business;

        (j) neither the Company nor any of its Subsidiaries has mortgaged, pledged or subjected to any lien, charge or any other encumbrance, any of its properties or assets;

        (k) neither the Company nor any of its Subsidiaries has sold, assigned, transferred or leased any of its assets other than in the ordinary course of business;

        (l) neither the Company nor any of its Subsidiaries has made any material capital expenditures or commitments therefor;

        (m) neither the Company nor any of its Subsidiaries has changed its accounting methods or practices;

        (n) there has been no other event or condition of any character that has or can reasonably be expected to result in a Material Adverse Effect to the Company and its Subsidiaries;

        (o) neither the Company nor any of it Subsidiaries has changed the pricing for its services or indicated that reduced pricing for their services could be expected; and

        (p) neither the Company nor any of its Subsidiaries has, to the Knowledge of the Company or the Selling Shareholders received, verbally or in writing, any notice of intent to cancel or reduce use of its services by any Dealer.

     3.9 Liabilities and Indebtedness. Schedule 3.9 contains a true and complete list of each and every Liability of the Company and each of its Subsidiaries, including, but not limited to, all prebilled RMR and unearned revenue and each and every agreement or other instrument under or pursuant to which the Company or any of its Subsidiaries has outstanding indebtedness or obligations of greater than $10,000 individually or $50,000 in the aggregate. The Company has furnished SAI with true and correct copies of each such agreement and instrument, including all amendments and copies of any guarantee security agreements and/or financing statements executed by the Company or any of its Subsidiaries relating to said agreements. Neither the Company nor any of its Subsidiaries is in default in any material respect under any of its agreements or evidences of indebtedness. Except as recorded on the face of the Closing Balance Sheet or as disclosed on Schedule 3.9 attached hereto, neither the Company nor any of its Subsidiaries has any material (individually or in the aggregate) Liabilities or obligations, absolute or contingent.

     3.10 Material Contracts. Schedule 3.10 contains a true, accurate and complete list of each and every agreement, contract, arrangement or understanding of the Company and each of its Subsidiaries pursuant to which the Company or its Subsidiaries is obligated (or potentially obligated) to pay more than $10,000 or pursuant to which the Company or any of its Subsidiaries is obligated (or potentially obligated) to provide services with a value in excess of $10,000 ("Material Contract"). No party (including the Company or any of its Subsidiaries) to any Material Contract is in default in any material respect thereunder. Except as set forth on Schedule 3.10, neither the Company nor any of its Subsidiaries is a party to any Material Contract.

     3.11  Leases.

        (a) Schedule 3.11(a) contains a true and complete list of all real estate leases of the Company and each of its Subsidiaries (the "Real Estate Leases") and sets forth a brief summary of the principal terms thereof. True and complete copies of all such Real Estate Leases have been supplied to SAI, including all amendments thereto. The Company and its Subsidiaries will be able to utilize all of the Central Stations under such Real Estate Leases for those Facilities for the balance of the terms of their respective leases, including any renewal terms. Neither the Company nor its Subsidiaries or any Shareholder has any Knowledge of any intention on the part of any lessor to terminate any Real Estate Lease or raise the rental rate or take any other action that might make the continued use by the Company or any of its Subsidiaries of any of the Facilities housing the Central Stations more onerous.

        (b) Schedule 3.11(b) contains a true, accurate and complete list of every equipment lease of the Company and each of its Subsidiaries, including the Antenna Lease ("Equipment Leases") and sets forth a brief summary of the principal terms of each such lease. True, accurate and complete copies of all such Equipment Leases have been supplied to SAI, including all amendments thereto. The Company and its Subsidiaries will be able to utilize all of the equipment leased under such Equipment Leases for the balance of the terms of their respective leases, including any renewal terms. Neither the Company, its Subsidiaries nor any Shareholder has any Knowledge of any intention on the part of any lessor to terminate any Equipment Lease or raise the rental rate or take any other action that might make the continued use by the Company or any of its Subsidiaries of any of the equipment leased thereunder more onerous.

        (c) Schedule 3.11(c) contains a true, accurate and complete list of all Leases not listed in Schedules 3.11(a) or 3.11(b). Neither the Company, its Subsidiaries nor any other party is in default under the terms of any Lease. None of the Leases requires the consent of the lessors thereunder to the transactions contemplated by this Agreement. Consummation of the transactions contemplated hereby will not result in the cancellation of any of the Leases or the acceleration of the obligations thereunder. Prior to the Escrow Closing, the Company shall have obtained and delivered to SAI all necessary landlord and other lessor consents necessary for the Company and its Subsidiaries to operate the Central Stations, and to assume the rights of the Company or its Subsidiaries under the Leases.

     3.12 Title to Properties and Assets; Liens, etc. The Company or one of its Subsidiaries has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, claim, encumbrance, restriction or charge ("Lien"), except for the Liens listed on Schedule 3.12. The Company or its Subsidiaries own or lease all such equipment and properties as are necessary to the Monitoring Business and each other business conducted by the Company or its Subsidiaries.
Schedule 3.12(a) contains a true, accurate and complete list of all (x) Leases which require the consent of a party other than the Company or its Subsidiaries in connection with the Merger, and (y) Assets of the Company and its Subsidiaries which consist of:

        (a) Cash and Securities;

        (b) Bank Accounts;

        (c) Contracts;

        (d) Real Estate;

        (e) Equipment;

        (f) Intellectual property;

        (g) Leasehold interests in Real Estate Leases and Equipment Leases;

        (h) The rights to the telephone lines used in the Monitoring Business, all of which are listed on Schedule 3.12(a);

        (i) Accounts receivable;

        (j) Prepaid expenses and deposits;

        (k) All books and records of the Company and each of its Subsidiaries, including without limitation all financial, accounting and personnel records, all original Contracts, monitoring and service records, lockout codes, computer codes, up and download codes and information, and all other documentation necessary or appropriate in order for the Company and its Subsidiaries to operate the Monitoring Business and the other business operated by the Company and its Subsidiaries;

        (l) All other contracts and commitments by which the Company or any of its Subsidiaries is bound;

        (m) The goodwill of the Company;

        (n) All contracts and policies of insurance; and

        (o) All other assets and rights used in the operation of the Monitoring Business, excepting only those listed on Schedule 3.12(b) as "Excluded Assets".

     All Equipment owned by the Company or any of its Subsidiaries is, and at the Closing will be, in good operating condition and repair, ordinarily wear and tear excepted. All of the Equipment is in compliance with all applicable statutes, rules, regulations and ordinances.

     Except as disclosed on Schedule 3.12(a), all real property owned by the Company or any of its Subsidiaries is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature, except (a) liens for current taxes not yet due, and (b) (i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of the Company or its Subsidiaries, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Except as disclosed on Schedule 3.12(a), all buildings, plants, and structures owned by the Company and its Subsidiaries lie wholly within the boundaries of the real property owned by the Company or its Subsidiaries and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

     Schedule 3.12(b) is a true and complete list of those assets formerly owned by the Company or any of its Subsidiaries which have been distributed to the shareholders of the Company or any of its Subsidiaries or entities controlled by such shareholders at or prior to the Closing. Assets listed on Schedule 3.12(b) which are to be distributed to the Selling Shareholders immediately prior to the Closing, if any, shall be referred to herein as "Excluded Assets." Except as disclosed on Schedule 3.12 or referred to specifically in this Agreement, other than the Excluded Assets, no Asset of the Company or any of its Subsidiaries has been disposed of since December 31, 1999, other than in the ordinary course of business.

     3.13 Form Contracts. Attached to Schedule 3.13 are the forms of agreements the Company and its Subsidiaries use with Dealers and Subscribers to document its arrangements for monitoring Dealer Owned Accounts (collectively, the "Form Contracts"). The Form Contracts include all contracts currently in use, and earlier forms of contracts that were used for agreements that are still in effect. Neither the Company nor any of its Subsidiaries has entered into any oral agreements with any Subscriber or Dealer, except for those agreements described in reasonable detail on Schedule 3.13. Except as disclosed on Schedule
3.13 there are no agreements with any Dealer or Subscriber materially varying from the provisions of the Form Contracts. Neither the Company nor any of its Subsidiaries provides monitoring to any Subscriber of a Dealer that has not executed a written contract with that Dealer. The Company and each of its Subsidiaries has delivered to SAI all of the Dealer Monitoring Agreements of the Company and its Subsidiaries and copies of the form agreements used by the respective Dealers for each Dealer Owned Account.

     3.14 Telephone Lines. Schedule 3.14 contains a true, accurate and complete list of (i) each telephone line being used in the operations of the Company and its Subsidiaries; (ii) the name of the owner of the line if other than the Company or one of its Subsidiaries, (iii) the name of the telephone service supplier for each line; (iv) all charges associated with each line, including without limitation, advertising and yellow pages charges, and (v) the specific use to which each line is put. Where the use of a line is dedicated to a particular Dealer or other entity, Schedule 3.14 also sets forth a brief description of the agreement for dedication of that line. Except as disclosed on
Schedule 3.14, the Company and its Subsidiaries have the exclusive right to use all the telephone lines. Except those disclosed on Schedule 3.14, there are no charges associated with the telephone lines. Immediately following the Closing the Company and its Subsidiaries will have all right, title, interest in and the right to use as currently used all of said telephone lines. All of the contract rights and outstanding obligations of the Company and its Subsidiaries with respect to any and all Yellow Page listings and advertisements are set forth on
Schedule 3.14. The Company will provide SAI with the forms of any and all telephone agency and supersession letters and will take such actions as are necessary for the continuing right of the Company and its Subsidiaries to use of all such telephone lines after the Closing.

     3.15 Compliance with Other Instruments. Neither the Company nor any of its Subsidiaries is in violation of any term of its respective Articles or Certificate of Incorporation or By-laws, or of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree applicable to the Company or such Subsidiary. The execution, delivery and performance of and compliance with this Agreement (i) have not resulted and will not result in any violation of, or conflict with, or constitute a default under, the Articles or Certificate of Incorporation or By-laws of the Company or any of its Subsidiaries or of the governing documents of any Selling Shareholder, (ii) have not resulted, and will not result, in the creation of, any Lien upon any of the properties or assets of the Company or its Subsidiaries or any Selling Shareholder, (iii) have not resulted and will not result in the loss of any license, permit, certificate, legal privilege or legal right enjoyed or possessed by the Company or any of its Subsidiaries; (iv) do not and will not give any party to any agreement to which the Company or any of its Subsidiaries is a party a right of termination; and (v) do not and will not require the consent of any other person or entity under any agreement, indenture, mortgage, lease or other instrument or undertaking by which the Company, any of its Subsidiaries or any Selling Shareholder is bound or to which any of their respective properties are subject. No Selling Shareholder is a party to, subject to or bound by any agreement or any judgment, order, writ, prohibition, injunction or decree of any court or other governmental body which would prevent the execution or delivery of this Agreement by such Selling Shareholder, such Selling Shareholder's approval of the Merger or the conversion of such Shareholder's shares of Company Common pursuant to the Merger.

     3.16  Compliance with Laws.

        (a) The Company and each of its Subsidiaries has complied, and is currently in compliance, with all laws, rules, regulations, and orders applicable to the operation of its remote alarm monitoring business or any other business conducted by the Company or any such Subsidiary. Neither the Company nor any of its Subsidiaries has taken any action which would, or failed to take any action which failure would, in any way preclude or prevent the Company or any such Subsidiary from continuing to operate the Monitoring Business or any other business conducted by the Company or any such Subsidiary following the Closing. The Company and its Subsidiaries, and their respective employees, have, and following the Closing, the Company, its Subsidiaries, and their respective employees will continue to have, all Permits necessary for the conduct of the Monitoring Business (including, if required separate licenses required for the monitoring of burglar alarm systems, fire alarm systems and combined systems) and any other business conducted by the Company or any such Subsidiary in all jurisdictions in which the Company or any such Subsidiary does business, and all such Permits are currently in effect. Schedule 3.16(a) contains a true, accurate and complete list of all states in which the Company, its Subsidiaries or individuals acting on their behalf are licensed, the entities and individuals licensed in each of such state and the Accounts with respect to which such entities and individuals are licensed.

        (b) No violations are, or have been, recorded in respect of any such Permits and no proceedings are pending, or to the Knowledge of the Company and the Selling Shareholders, threatened concerning revocation or limitation of any such Permit. No such Permit will be revoked as a result of the transactions contemplated by this Agreement. Copies of all Permits used in the conduct of the business of the Company and its Subsidiaries are attached to Schedule 3.16.

        (c) To the Knowledge of the Company and the Selling Shareholders, all of the Dealers for which the Company and its Subsidiaries provide Monitoring Services are licensed as installers of security systems by the appropriate entities in the jurisdictions in which they conduct business, and neither the Company, its Subsidiaries nor any of their respective shareholders are aware of any fact which could lead to the revocation or suspension of any of such Dealer's licenses.

     3.17 Intellectual Property. The Company and each of its Subsidiaries owns or has the right to use, and following the Closing the Company and each of its Subsidiaries will continue to own and have the right to use, free and clear of all Liens, all Intellectual Property used in the conduct of their respective businesses without infringing upon or otherwise acting adversely to the right or claimed right of any person. Schedule 3.17 contains a true and complete list of the Intellectual Property of the Company, its Subsidiaries and the owner(s), licensors, grantors and licensee(s) thereof. Except as disclosed on Schedule 3.17, neither the Company nor any of its Subsidiaries is, or following the Closing will be, obligated or under any liability to make any payments for royalties, fees or otherwise to any owner of, licensor of, or other claimant to, any Intellectual Property, with respect to the use thereof or in connection with the conduct of its business or otherwise. Neither the Company nor any of its Subsidiaries has granted any licenses allowing third parties to use any of the Intellectual Property of the Company or its Subsidiaries. The conduct of the Monitoring Business or any other business conducted by the Company and its Subsidiaries does not, and will not, violate the Intellectual Property or any other proprietary interest of any other Person. The Company and its Subsidiaries possess, and after the Closing will possess, ownership of or licenses to utilize all proprietary technology necessary for the conduct of the Monitoring Business and any other business conducted by the

Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is in default under any agreement governing its use of any Intellectual Property.

     3.18  Schedule 3.18 consists of the following:

        (a) Schedule 3.18(a) is a true, accurate and complete list of the Dealer Monitoring Agreements of the Company, its Subsidiaries, and sets forth completely and accurately, as of April 30, 2000 (i) the RMR due from each Dealer under each such agreement; (ii) the agings of the accounts receivable from each Dealer under each such agreement; and (iii) the method of billing such Dealers.

        (b) Except as disclosed on Schedule 3.18(a), all Accounts and Dealer Monitoring Agreements or included in the RMR are evidenced by written contracts, except those oral agreements described on Schedule 3.18. The Accounts and Dealer Monitoring Agreements arose in bona-fide arms length transactions in the normal course of business and such agreements are valid and binding obligations of the Dealers and Subscribers that are parties thereto without any counterclaims, set-offs or other defenses thereto, and neither the Company, its Subsidiaries or any selling Shareholder has any basis to believe that the amounts payable under such Accounts and Dealer Monitoring Agreements are not collectible. Neither the Company nor any of its Subsidiaries has any basis to believe that any Account or Dealer Monitoring Agreement will not continue in existence after the Closing.

     3.19 Litigation, etc. There are no actions, suits, proceedings or investigations pending or threatened against the Company, its Subsidiaries or their respective properties before any court, arbitration panel or governmental agency (nor, to the Selling Shareholder's or the Company's Knowledge, is there any reasonable basis therefor), nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding against the Company, its Subsidiaries or their respective assets or the Monitoring Business or any other business conducted by the Company and its Subsidiaries, except as described on Schedule
3.19. Schedule 3.19 also contains a true and complete list of every incident for the last five years in which a Subscriber or third party asserted that it experienced a loss related to any failure or omission of the Company, its Subsidiaries (other than Monital except to the extent disclosed in the Monital Acquisition) or their provision of Monitoring Services, a short description of the claim and its current status or resolution.

     3.20 Related Party Transactions. Except as disclosed on Schedule 3.20, neither the Company, its Subsidiaries nor any shareholder, officer, director, employee of the Company, its Subsidiaries, or any member of their immediate families, is, directly or indirectly, interested in any contract with the Company or its Subsidiaries, including but not limited to any agreement, written or unwritten, for employment or consulting, or any lease for real or personal property. No officer or employee of the Company or its Subsidiaries is a party to or bound by any agreement, contract or commitment, or subject to any restrictions (including confidentiality or non-compete restrictions) in connection with any previous or current employment of any such person, which adversely affects, or in the future may adversely affect, the business of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a guarantor or indemnitor of any indebtedness of any other Person, except as disclosed on Schedule 3.20. All existing agreements between each Shareholder and the Company or its Subsidiaries have been (or on or prior to the Closing will be) terminated and, thereafter, except as contemplated herein, such Shareholder will not be a party to, subject to or bound by any agreement, commitment or understanding whatsoever between such Shareholder and the Company.

     3.21  Securities Law Compliance.

        (a) Each of the Selling Shareholders understands and agrees that: (i) the SAI Preferred to be issued pursuant to the Merger has not been, and as of the Effective Time will not be, registered under the Securities Act or under any state securities laws; (ii) the SAI Preferred is being offered and issued in reliance upon Federal and state exemptions for transactions not involving any public offering; (iii) a "stop transfer" order will be placed against the certificates representing shares of SAI Preferred issued pursuant to the Merger until such time as (A) such SAI Preferred is registered under the Securities Act or (B) until SAI has received an opinion of counsel satisfactory to it that a proposed transfer or sale does not require registration or qualification under applicable law; and (iv) until removed in accordance with Section 5.17, the certificates representing the shares of SAI Preferred and SAI Common issued in the Merger will bear the legend set forth below:

     The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws, in reliance on exemptions under the Act and applicable state securities laws. No transfer or sale of these shares or any interest therein may be made without such registration and qualification unless the issuer has received an opinion of counsel satisfactory to it that a proposed transfer or sale does not require registration or qualification under applicable law.

        (b) The Selling Shareholders each further represent that: (i) he is acquiring the SAI Preferred to be acquired him pursuant to the Merger solely for his own account for investment purposes and not with a view to the distribution thereof within the meaning of the Securities Act; (ii) he is a sophisticated investor with knowledge and experience in business and financial matters and is an "accredited investor" within the meaning of Rule 501 under the Securities Act; (iii) he has had access to all SAI SEC Reports filed by SAI during the current year and the year preceding the current year, and has had the opportunity to obtain additional information and ask questions and receive answers as desired in order to evaluate the merits and risks inherent in holding the SAI Preferred; (iv) he has not been offered the SAI Preferred by any form of general advertising or general solicitation; and (v) he is able to bear the economic risk and lack of liquidity inherent in holding the SAI Preferred.

     3.22 Brokers or Finders. Neither the Company, its Subsidiaries nor any Shareholder has dealt with any broker or finder, and have not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, its Subsidiaries or any Selling Shareholder, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with the transactions contemplated by this Agreement.

     3.23 Tax Matters. The Company and each of its Subsidiaries: (i) has timely filed all income, sales and employment tax returns that are required to have been filed with all appropriate federal, state, county and local governmental agencies that relate to the Company or its Subsidiaries or with respect to which the Company or any of its Subsidiaries is liable or otherwise in any way subject, including without limitation all tax returns due for the period ending December 31, 1999, (and all such returns fairly reflect the operations of the Company and its Subsidiaries for tax purposes), and all taxes, fees, assessments and governmental charges of any nature ("Taxes") shown by such returns to be due and payable have been paid, except for those amounts set forth on Schedule 3.23 as being contested in good faith and for which appropriate amounts have been reserved and are reflected on the Company's Financial Statements, and will be reflected on the Escrow Date Balance Sheet or the Closing Date Balance Sheet, as the case may be, in accordance with GAAP; (ii) has timely paid all Taxes owed by it or which it is obligated to withhold from amounts owing to any employee (including without limitation social security taxes), creditor or third party and (iii) has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency. The assessment of any additional Taxes for periods for which returns have been filed will not exceed the liability therefor appearing on the Escrow Date Balance Sheet or the Closing Date Balance Sheet, as the case may be, and there are no material unresolved questions or claims concerning the tax liability of the Company, its Subsidiaries. The tax returns of the Company and its Subsidiaries have not been reviewed or audited by any federal, state, local or county taxing authority. There is no pending dispute with any taxing authority relating to any of said tax returns. The Company's Financial Statements do, and the Escrow Date Balance Sheet and the Closing Date Balance Sheet will, accurately reflect all of the tax liability of the Company and its Subsidiaries for Taxes as of their respective dates. All of the income, sales and employment-related tax returns of the Company and its Subsidiaries for the years 1997, 1998 and 1999 are attached to Schedule 3.23. The books of the Company and its Subsidiaries will be closed as of the Closing Date in order to properly determine the Taxes due for the period ending on the Closing Date. The Selling Shareholders will fully cooperate with the Company and its Subsidiaries in preparing their respective tax returns, including, but not limited to, those for the stub period ending on the Closing Date (the "Stub Period"). Neither the Company nor the Selling Shareholders have taken or failed to take, or prior to the

Closing will take or fail to take, any action which would result in the loss of the Company's status as a Subchapter S corporation or which would otherwise affect the Company's status as a Subchapter S Corporation prior to Closing.

     3.24 Insurance. The Company and each of its Subsidiaries has valid workers' compensation, fire, casualty, liability and errors and omissions policies, in such amounts and with such coverage as is reasonably related to the foreseeable risks of the Company and its Subsidiaries, in each case with reputable insurers. The Company has provided to SAI true, accurate and complete copies of all such policies. All of the fire, casualty, liability and errors and omissions policies of the Company and its Subsidiaries are "occurrence" policies not "claims made" policies. Neither the Company nor any of its Subsidiaries (a) is in default with respect to any provision contained in any such policy, or (b) has failed to give any notice or present any claim under any such policy in due and timely fashion. Neither the Company nor any of its Subsidiaries will be placed in default, nor will their coverage be canceled, as a result of the transactions contemplated by this Agreement. There are no outstanding unpaid claims under any such policy. Neither the Company nor any of its Subsidiaries has received notice of, nor have they Knowledge of, any inaccuracy in any application for such policies, any failure to pay premiums when due or any similar state of facts that might form the basis for termination of any such insurance or rejection of any claim. Within three years prior to the Closing Date, neither the Company nor any of its Subsidiaries has canceled or terminated any insurance policy, nor has any insurance company canceled or terminated any insurance policy of the Company or its Subsidiaries or rejected any claim under such policy. All such policies will remain in full force and effect following the Closing. Following the Closing, the Company and its Subsidiaries will be able to cancel all such policies upon no more than thirty (30) days written notice without payment of any additional premium or any penalty.

     3.25 Pension Plans. Neither the Company nor any of its Subsidiaries maintains or contributes to, or has any obligation under, or on the Closing Date will maintain, contribute to, or have any obligation under, any Employee Benefit Plan other than those identified on Schedule 3.25. The Company has provided SAI with true, accurate and complete copies of all contracts, agreements, and documents described in Exhibit 3.25.

        (a) ERISA and Code Compliance and Liability. The Company and each ERISA Affiliate is in compliance with all applicable provisions of ERISA with respect to all Employee Benefit Plans. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Company or any ERISA Affiliate that remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

        (b) Funding. No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) occurred, nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Company or any ERISA Affiliate failed to make any contributions or to pay and amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section
     4041)(c)(3)(C), 4063(a) or 4068 of ERISA with respect to any Pension Plan.

        (c) Prohibited Transactions and Payments. Neither the Company nor any ERISA Affiliate has (i) engaged in a non-exempt "prohibited transaction" as such term is defined in Section 406 of ERISA or Section 4975 of the Code;
     (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid; (iii) failed to make a required contribution or payment to a Multiemployer Plan; or (iv) failed to make a required installment or other required payment under Section 412 of the code.

        (d) No Termination Event. No Termination Event has occurred or is reasonably expected to occur.

        (e) ERISA Litigation. No material proceeding, claim, lawsuit and/or investigation is existing or threatened concerning or involving any (i) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Company or any of its Subsidiaries, (ii) Pension Plan or (iii) Multiemployer Plan.

     3.26  Directors, Officers and Employees.

        (a) Directors, Officers and Employees. Schedule 3.26 sets forth the names of each director, officer and employee of the Company and each of its Subsidiaries and states the rate of compensation payable to each. Attached to Schedule 3.26 are copies of each written employment agreement and noncompetition agreement with any of such directors, officers and employees. Except as set forth in Schedule 3.26, no such agreement shall cause the Company or its Subsidiaries to make additional payments as a result of the Merger.

        (b) Labor Matters. Neither the Company nor any of its Subsidiaries has been, or is, a party to any collective bargaining agreement with any union representing any of its employees. The Company and each of its Subsidiaries has been, and is, in compliance with all applicable laws, rules and regulations relating to employment and employment practices, immigration laws, terms and conditions of employment, wages and hours. None of the employees of the Company or its Subsidiaries is represented by a labor union. There has not been, and there are not presently, pending or threatened any unfair labor practice or discrimination charges or complaints against the Company or its Subsidiaries before the National Labor Relations Board, the Equal Employment Opportunity Commission or any similar national, state or local body.

        (c) Continued Service by Certain Employees. Mr. Thomas J. Few Sr. has agreed, without additional consideration, to remain employed by SAI, the Company or its Subsidiaries at his current compensation level. The individuals listed on Schedule 3.26(c) will continue to act as the Company's qualifying license holders. The Selling Shareholders agree to have each such employee execute a letter agreement with SAI providing for the following:

           (i) Continued employment by SAI, the Company or a Subsidiary of the Company;

           (ii) Continued compensation at current levels; and

           (iii) Confidentiality and non-competition undertakings.

     3.27  Environmental Matters.

     Except as set forth in Schedule 3.27:

        (a) The Company and its Subsidiaries are, and at all times have been, in full compliance with, and have not been and are not in violation of or liable under, any Environmental Law. None of the Selling Shareholders or the Company or its Subsidiaries has any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held to be responsible received, any order, notice, or other communication from (i) any governmental body or private citizen acting in the public interest, or
     (ii) the current or prior owner or operator of any owned or leased property or facility ("Facilities"), of any actual or potential violation or failure to comply with any Environmental Law, or of any obligation to undertake or bear the cost of any environmental, health, and safety liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company or its Subsidiaries has had an interest, or with respect to any property or Facility at or to which hazardous materials were generated, manufactured, refined, transferred, imported, used, or processed by the Company, or any other Person for whose conduct they are or may be held responsible, or from which hazardous materials have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

        (b) There are no pending or, to the Knowledge of the Selling Shareholders, the Company or its Subsidiaries, threatened claims, Liens, or other restrictions of any nature, resulting from any environmental, health, and safety liabilities or arising under or pursuant to any Environmental Law, with respect to or affecting any of the Facilities or any other properties and assets (whether real, personal, or mixed) in which Company has or had an interest.

        (c) None of the Selling Shareholders or the Company or its Subsidiaries has Knowledge of any basis to expect, nor has any of them or any other Person for whose conduct they are or may be held responsible, received, any citation, directive, inquiry, notice, Order, summons, warning, or other communication that relates to hazardous activity, hazardous materials, or any alleged, actual, or potential violation or failure to comply with any Environmental Law, or of any alleged, actual, or potential obligation to undertake or bear the cost of any environmental, health, and safety liabilities with respect to any of the Facilities or any other properties or assets (whether real, personal, or mixed) in which the Company or its Subsidiaries had an interest, or with respect to any property or Facility to which hazardous materials generated, manufactured, refined, transferred, imported, used, or processed by the Company, or its Subsidiaries or any other Person for whose conduct they are or may be held responsible, have been transported, treated, stored, handled, transferred, disposed, recycled, or received.

        (d) There are no hazardous materials present on or in the environment at the Facilities or at any geologically or hydrologically adjoining property, including any hazardous materials contained in barrels, above or underground storage tanks, landfills, land deposits, dumps, equipment (whether moveable or fixed) or other containers, either temporary or permanent, and deposited or located in land, water, sumps, or any other part of the Facilities or such adjoining property, or incorporated into any structure therein or thereon.

        (e) There has been no release or, to the Knowledge of the Selling Shareholders, the Company, or its Subsidiaries threat of a release, of any hazardous materials at or from the Facilities or at any other locations where any hazardous materials were generated, manufactured, refined, transferred, produced, imported, used, or processed from or by the Facilities, or from or by any other properties and assets (whether real, personal, or mixed) in which the Company or its Subsidiaries has or had an interest, or to the Knowledge of the Selling Shareholders, Company or its Subsidiaries any geologically or hydrologically adjoining property, whether by the Company, its Subsidiaries or any other Person.

The Selling Shareholders have delivered to SAI true and complete copies and results of any reports, studies, analyses, tests, or monitoring possessed or initiated by or on behalf of the Company pertaining to hazardous materials or hazardous activities in, on, or under the Facilities, or concerning compliance by the Company, or any other Person for whose conduct they are or may be held responsible, with Environmental Laws.

     3.28 UL Compliance and Compliance with Laws. The Central Stations are certified by Underwriters Laboratories, Inc. ("U.L."). A copy of each U.L. listing of the Central Stations is attached to schedule 3.28. The Selling Shareholders are not aware of any reason why the Central Stations would lose their U.L. certifications. No Accounts require inspections to be or remain in compliance with any governmental regulation, law or code, and all Accounts are in compliance with any applicable code or regulation.

     3.29 Ownership of Stock. The Selling Shareholders are the lawful owners, both beneficially and of record, of the Shares, have good and marketable title to the Shares and, except for the King Option referred to in Section 3 of the Letter of Intent, such ownership and title are free and clear of all liens, encumbrances, preemptive rights, shareholders' agreements, voting trusts or similar agreements, rights of first refusal, restrictions on transfer and other restrictions and claims of every kind. The Shares are fully paid and non-assessable and have the rights set forth in the Company's Articles or Certificate of Incorporation and Bylaws. Schedule 3.29 sets forth the Shares owned by each Shareholder; and each Selling Shareholder has good and marketable title to the Shares owned by such Selling Shareholder.

     3.30 Proxy Statement. The information supplied by the Company for inclusion in the Proxy Statement shall not, at the time the Proxy Statement is first mailed to the stockholders of SAI, at the time of the SAI Stockholders Meeting or at the Effective Time, contain any statement which, at such time and in light of the circumstances under which it was made, is false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements made in the Proxy Statement not false or misleading. If at any time prior to the Effective Time any event relating to the Company, it Subsidiaries or any of their respective affiliates, officers or directors should be discovered by the Company which should be set forth in a supplement to the Proxy Statement, the Company shall promptly inform SAI.

     3.31 Representations and Warranties True on Closing Date. The representations and warranties made by the Selling Shareholders herein, and all statements made in any exhibit, schedule or certificate or other document or instrument furnished pursuant to this Agreement, do not contain, and as of the Closing will not contain, any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Selling Shareholders have clearly and fully disclosed to SAI, in writing, all material facts concerning the Company and its Subsidiaries necessary for SAI to accurately evaluate its investment in the Company and its Subsidiaries, their Assets and the Monitoring Business and other business conducted by the Company and its Subsidiaries.

     3.32 Representations relating to Monital. Notwithstanding anything in this Agreement to the contrary, the Selling Shareholders' representations and warranties as they relate to Monital, are made to the Knowledge of the Selling Shareholders, the Company, the Central Regional Manager of the Company, the National Sales Manager of the Company, the Company's Subsidiaries (except Monital) and the respective officers, directors, legal counsel and financial advisors of the Company and its Subsidiaries (except Monital) for all facts, circumstances and conditions occurring with respect to Monital prior to the consummation by the Company of the Monital Acquisition. The Selling Shareholders hereby represent and warrant that (i) they have disclosed and provided, or prior to the Escrow Closing Date will have disclosed and provided, to SAI all documents and information received by the Selling Shareholders and/or their representatives during the course of their due diligence investigation of Monital (including without limitation, their document review and management interviews) and (ii) they have no Knowledge that any of the representations and warranties made in the transaction documents for the Monital Acquisition are untrue.

     3.33 Selling Shareholder Released Claims. Neither the Company nor any Subsidiary has any pending claim or cause of action of any kind whatsoever against any Selling Shareholder, including, but not limited to, any claim relating to such Selling Shareholder's performance of his duties as an officer, director or employee of the Company or any of its Subsidiaries, or any facts or circumstances which now or, with the passage of time, would give rise to any such claim or cause of action. Neither the Company nor any Subsidiary has assigned or otherwise transferred, or prior to the Closing will assign or otherwise transfer, any right or interest in or to any such claim or cause of action, including, but not limited to, Selling Shareholder Released Claims.

                                   ARTICLE 4

                        REPRESENTATIONS, WARRANTIES, AND
                  ACKNOWLEDGEMENTS OF SAI AND KING ACQUISITION

     SAI and King Acquisition, jointly and severally, represent, warrant, and acknowledge to the Selling Shareholders that:

     4.1 Incorporation. SAI is a validly existing corporation in good standing under the laws of the State of Delaware. King Acquisition is a validly existing corporation in good standing under the laws of the state of Delaware.

     4.2 Power and Authority. SAI and King Acquisition each have the requisite corporate power and authority to own and operate their respective properties and assets, and to carry on their respective businesses as presently conducted and as proposed to be conducted. Subject to approval of the Merger and other transactions contemplated herein by the shareholders of SAI and its lenders, SAI and King Acquisition each have all requisite corporate power and authority to execute and deliver this Agreement; to consummate the Merger and to carry out and perform its obligations under the terms of this Agreement.

     4.3 Authorization. All action on the part of SAI and King Acquisition necessary for the authorization, execution, delivery and performance of this Agreement and the performance of all of the obligations of SAI and King Acquisition hereunder have been taken or will be taken prior to the Closing. This Agreement has been duly executed and delivered by SAI and King Acquisition, respectively, and constitutes their valid and binding obligations, enforceable against each in accordance with its terms. Except as contemplated by this Agreement, no filing or registration with any court or governmental or regulatory agency or board is required to be made on behalf of SAI or King Acquisition in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     4.4 SAI Securities. SAI has taken, or prior to the Closing will take, all actions necessary to authorize and approve the issuance of the SAI Preferred and the SAI Common to be issued in connection with the Merger, and as of the Effective Time the SAI Preferred and the SAI Common will, when issued in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable. Except as contemplated in the Letter of Intent, there are no statutory or contractual shareholders' preemptive rights or rights of refusal with respect to the issuance of the SAI Preferred or the SAI Common upon consummation of the Merger.

     4.5 Commission Filings. SAI has filed and made available to the Company and the Shareholders all forms, reports and documents required to be filed by SAI with the SEC under the Securities Exchange Act, and the Securities Act during the one year period ending on the date hereof (collectively, the "SAI SEC Reports"). The SAI SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Exchange Act, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SAI SEC Reports or necessary in order to make the statements in such SAI SEC Reports, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of SAI included in the SAI SEC Reports (the "SAI Financial Statements") complied when filed as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, and were, when filed, in accordance with the books and records of SAI, complete and accurate in all material respects, and presented fairly the consolidated financial position and the consolidated results of operations, changes in Shareholders' equity and cash flows of SAI and its Subsidiaries as of the dates and for the periods indicated, in accordance with generally accepted accounting principles, consistently applied, subject in the case of interim financial statements to normal year-end adjustments and the absence of certain footnote information.

     4.6 Litigation, etc. Except as previously disclosed to the Selling Shareholders or included in the SAI SEC Reports, there are no actions, suits, proceedings or investigations pending or, to SAI's Knowledge, threatened against SAI before any court, arbitration panel or governmental agency (nor, to SAI's Knowledge, is there any reasonable basis therefor) which were not incurred in the ordinary course and would have a material adverse effect on SAI, nor is there any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator outstanding, that in any such case seeks to enjoin or challenge the transactions contemplated hereby.

     4.7 Disclosure. The representations and warranties made by SAI herein, and all statements made in any exhibit, schedule or certificate furnished by SAI pursuant to this Agreement, do not contain, and at the Closing Date will not contain, any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 5

                     COVENANTS OF THE SELLING SHAREHOLDERS

     5.1 Maintenance of Business. From the date hereof until the Closing, the Selling Shareholders shall cause the Company and its Subsidiaries to carry on and preserve the business, goodwill and the relationships of the Company, its Subsidiaries and the Monitoring Business and any other business conducted by the Company or its Subsidiaries with Dealers, Subscribers, suppliers, employees, agents and others in substantially the same manner as they have been prior to the date hereof. The Company will provide SAI with prior notice prior to making any changes to employee compensation or benefits.

     5.2 Absence of Certain Changes. From the date hereof until the Closing, except for the Monital Retail Account Transactions, the transfer of the Distributed Business Items or as otherwise expressly permitted or contemplated hereby, the Selling Shareholders shall not cause or permit the Company and its Subsidiaries to, and neither the Company nor any of its Subsidiaries shall, without SAI's prior express written consent:

        (a) incur any additional indebtedness for money borrowed, or guarantee any indebtedness or obligation of any other party other than the incurrence of working capital indebtedness and 8x program debt in the ordinary course of business;

        (b) pay any dividends or make any distributions to its shareholders (other than distributions permitted pursuant to Section 5.11) with respect to its capital stock;

        (c) issue any capital stock or securities convertible into capital stock or grant or issue any options, warrants or rights to subscribe for its capital stock or securities convertible into its capital stock;

        (d) enter into, amend or terminate any agreement or arrangement, other than in the ordinary course of business and the Company shall notify SAI prior to entering into, amending or terminating any material agreement or arrangement even in the ordinary course of business;

        (e) increase the compensation payable or to become payable to any of its officers, employees or agents, or adopt or amend any employee benefit plan;

        (f) acquire or dispose of any properties or assets used in its business except in the ordinary course of business;

        (g) permit any change in its business or the manner in which its books and records are maintained;

        (h) create or suffer to be imposed any lien, mortgage, security interest or other charge on or against its business, properties or assets;

        (i) acquire any new accounts other than pursuant to transactions mutually consented to by SAI and the Company;

        (j) engage in any activities or transactions outside the ordinary course of its business as conducted at the date hereof; or

        (k) agree or commit to any of the foregoing.

     5.3 Necessary Consents. Prior to the Closing, the Selling Shareholders will use their best efforts to obtain written consents and take such other actions as may be necessary or appropriate to allow the consummation of the transactions contemplated hereby and to allow the continuation of the business and operations of the Company and its Subsidiaries after the Closing, including but not limited to, any consents required with respect to any Real Estate Leases or Equipment Leases for continued use of such Facilities and Equipment following the Closing on the terms set forth in such Real Estate Leases and Equipment Leases (collectively, "Required Consents").

     5.4 Access to Information. From the date hereof until the Closing, the Company and the Selling Shareholders shall give SAI and its accountants, legal counsel and other representatives full access, during normal business hours, to all of the properties, books, contracts, commitments and records relating to the business, Assets and Liabilities of the Company and its Subsidiaries, and will furnish SAI, its accountants, legal counsel and other representatives during such period all such information concerning their affairs as SAI may reasonably request; provided, that any furnishing of such information or any investigation by SAI shall not affect SAI's right to rely on the representations, warranties and covenants made by the Selling Shareholders in this Agreement. SAI shall, to the extent that it has actual Knowledge, based on its review of materials received from the Company, of any misstatements or omissions in the Company's disclosure schedules, use its best efforts to inform the Company of such misstatements or omissions.

     5.5 Certain Defaults; Litigation. The Selling Shareholders will give prompt notice to SAI of:

        (a) any default by the Company, its Subsidiaries or any other party, subsequent to the date of this Agreement and prior to the Closing under any instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it is bound, which default could, if not remedied, result in any Material Adverse Effect on the Company, its Subsidiaries or the Monitoring Business or other business conducted by the Company or its Subsidiaries or which would render incorrect any representation or warranty made herein, and

        (b) any suit, action, proceeding or investigation instituted or threatened against or affecting the Company, its Subsidiaries or the Monitoring Business or other business conducted by the Company and its Subsidiaries subsequent to the date of this Agreement and prior to the Closing.

     5.6 Assistance in Transition. From the date hereof until the Closing, the Selling Shareholders shall provide, and cause the Company and it Subsidiaries to provide, SAI all reasonable assistance in connection with the transition of ownership and management of the Company and its Subsidiaries.

     5.7 Other Negotiations. Except as expressly set forth in the Letter of Intent, from the date hereof until the termination of this Agreement, the Selling Shareholders and the Company will not, and will cause the Company's officers and directors not to, initiate discussions or negotiate, or authorize any Person to discuss or negotiate on behalf of the Selling Shareholders or the Company, with any party other than SAI, or entertain or consider any inquiries or proposals received from any party other than SAI, concerning the possible disposition of all or any portion of the business, assets or capital stock of the Company or its Subsidiaries.

     5.8 Assistance in Compliance with Loan Covenants. The Company and the Selling Shareholders will cooperate with in (i) SAI's negotiating of all of the documentation to be entered into by the Company, the Shareholders, SAI, SAI's lenders, and any other party in connection with obtaining financing for the acquisition of the Shares, (ii) any actions required of SAI, the Company or the Shareholders to comply with the covenants contained in any loan agreement with SAI's lenders and (iii) closing the transactions contemplated thereby or by this Agreement. Each Selling Shareholder agrees to enter into a Consent to Assignment of Acquisition Instruments, in the form of Exhibit 5.8(a) hereto, pursuant to which such Selling Shareholder will agree that SAI's lenders may enforce SAI's remedies under this Agreement in the event of SAI's default under its loan agreements with such lenders. In addition, the Selling Shareholders will use their best efforts to cause each lessor under the Leases to enter into an agreement, in the form of Exhibit 5.8(b), collaterally assigning the Company's interests in each such lease to SAI's lenders.

     5.9 Noncompetition and Nonsolicitation. The Selling Shareholders each acknowledge that but for their agreement to be bound by the terms of this
Section 5.9, SAI would not consummate the transactions contemplated by this Agreement. From the date hereof until the fifth (5th) anniversary of the Closing Date (unless otherwise provided), each Selling Shareholder agrees that he will refer all inquiries by current or former clients (as of the Closing) of the Company and its Subsidiaries relating to the business of the Company and its Subsidiaries to SAI, and that he will not, directly or indirectly:

        (a) enter into competition with the Company or SAI, or their respective Subsidiaries, by establishing a remote alarm system monitoring center providing monitoring services to any location within twenty five (25) miles of any location where the Company, SAI or their respective Subsidiaries provide such services;

        (b) provide, or solicit any Dealer or Subscriber for the purposes of providing, any services similar to those provided by the Company, SAI or their respective Subsidiaries, either directly or through any other Person.

        (c) reveal the customer list of the Company or its Subsidiaries to any Person;

        (d) employ any employee of the Company, SAI or their respective Subsidiaries or solicit or encourage any such employee to terminate his or her employment with any of the foregoing (other than employees who have worked primarily for the Transferred Business Units and who accept employment with Morlyn on or prior to Closing), at any time within one year after such employee's termination of employment with the Company or SAI; or

        (e) for so long as the Company and its Subsidiaries are engaged in the Monitoring Business and its other businesses, take any other action which is intended to, or which would reasonably be expected to:

           (i) adversely affect the Company's, SAI's or their respective Subsidiaries' interest in any Contract;

           (ii) adversely affect the Company's, SAI's or their respective Subsidiaries' contractual relationship with any Dealer or Subscriber; or

           (iii) discourage any Dealer, Subscriber or supplier from continuing its business relationship with the Company, SAI or their respective Subsidiaries after the Closing on the same terms as were maintained prior to the Closing.

     For purposes of this Section 5.9, the term "Selling Shareholder" shall also include any corporation, partnership or other business entity in which a Selling Shareholder now or in the future owns, directly or indirectly, a controlling equity interest, and the parents, spouse, or children, of a Selling Shareholder, or any entity in which any of them own, directly or indirectly, a controlling interest. Notwithstanding any other provision of this Agreement, each Selling Shareholder agrees that money damages would not be a sufficient remedy for breach of this Section 5.9 and that SAI shall be entitled to specific performance, injunctive relief or other equitable relief as a remedy for breach of this Section 5.9; provided, however, that all such equitable remedies would be in addition to all remedies available at law to SAI.

     5.10 Confidentiality. From the date hereof until the Closing, the Selling Shareholders will, and will cause the Company and its Subsidiaries and their respective officers, directors and employees to, treat as strictly confidential all Confidential Information concerning SAI, the Company and their respective Subsidiaries that is not part of the public domain and shall not disclose any such information to any third party. At all times after the Closing each of the Selling Shareholders will treat and hold as confidential all Confidential Information concerning SAI, the Company and their respective Subsidiaries, refrain from using any of such Confidential Information (except, as applicable, in direct furtherance of such Shareholder's duties on behalf of SAI, the Company or their respective Subsidiaries (as directed by SAI)) and shall deliver promptly to the SAI or the Company or destroy, at the request and option of SAI, all tangible embodiments (and all copies) of Confidential Information concerning SAI, the Company or their respective Subsidiaries which are in such Shareholder's possession. In the event that any of the Selling Shareholders is requested or required (by oral question or written request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information concerning SAI, the Company or their respective Subsidiaries, such Shareholder will notify SAI promptly of the request or requirement so that SAI may seek an appropriate protective order or waive compliance with the provisions of this Section 5.10. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Selling Shareholders is, on the advice of counsel, compelled to disclose any of such Confidential Information to any tribunal or else stand liable for contempt, such Selling Shareholder may disclose such Confidential Information to the tribunal; provided, however, that the disclosing Selling Shareholder shall, upon the request of SAI or the Company and at their expense, exert all reasonable efforts to obtain an order or other assurance that confidential treatment will be accorded to such portion of the Company Confidential Information required to be disclosed as the Company or SAI shall reasonably designate.

     5.11 Tax Returns. The Selling Shareholders agree to cause the Company and its Subsidiaries to file for all tax periods prior to the Closing Date, all Federal, state, and local income, property, and payroll tax returns. The Selling Shareholders hereby agree to indemnify SAI pursuant to Article 10 hereof for any costs incurred for any unpaid tax liabilities related to the Company or its Subsidiaries arising from any state of facts existing prior to the Closing Date, including, but not limited to, Federal, state, and local income taxes. With regard to the partial tax year ended on the Closing Date (the "Stub Period"), the Selling Shareholders shall cause the

Company's final Subchapter S return for such period to be prepared and filed. The Company will cause its Subsidiaries to prepare and file in a timely manner their final tax return(s) for the Stub Period consistent with the basis for preparation previously disclosed by Weil Gotshal. The Company will make a distribution to the Selling Shareholders in an amount equal to their Federal and state tax liability arising from the inclusion of the Company's income on their personal Federal and state tax returns for such period as reflected on such tax returns or as certified to SAI by the accountant preparing such returns to the extent not previously distributed by the Company. The Selling Shareholders will indemnify the Company for any tax liability of the Company or its Subsidiaries for the Stub Period in excess of the amount shown on the final tax returns of the Company and its Subsidiaries for the Stub Period.

     5.12 Financial Statement Audits. If at any time SAI deems it necessary or advisable to have an independent audit performed on the financial statements of the Company or its Subsidiaries, (including, without limitation, in connection with the Proxy Statement), the Selling Shareholders will fully cooperate with SAI and the independent auditors in the performance of the audit. In furtherance and not in limitation of the foregoing, the Selling Shareholders will cooperate and provide all assistance reasonably requested by SAI's independent accountants and the Company's independent accountants (including without limitation, executing any and all customary management representation letters with respect to the Company's financial statements) in connection with the preparation and delivery to SAI of audited financial statements and for the Company as of and for each of the fiscal years ended December 31, 2003.

     5.13 Disclosure to State Taxing Authorities. The Selling Shareholders shall make all necessary disclosures related to the exchange of the Shares in connection with the Merger as are required under the applicable state laws, and no amounts are required to be withheld from consideration to be received by the Selling Shareholders in connection with the Merger pursuant to such laws.

     5.14 Update Disclosure; Breaches. From and after the date of this Agreement until the Closing, the Selling Shareholders shall promptly notify SAI, by written update to the attachments hereto, of (i) the occurrence or non-occurrence of any event which would be likely to cause any condition to its obligations to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied, (ii) any fact, condition or occurrence which would be likely to result in any of the representations or warranties of the Selling Shareholders not being true and correct as of the Closing, or (iii) the failure of the Selling Shareholders to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by the Company, its Subsidiaries or the Selling Shareholders pursuant to this Agreement which would be likely to result in any condition to the obligations of any Party to effect the Merger and the other transactions contemplated by this Agreement not to be satisfied. The delivery of any notice pursuant to this Section 5.14 shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to SAI.

     5.15 Waiver and Release. Subject to, and conditioned upon, the consummation of the Merger, each Selling Shareholder, on behalf of himself and his heirs, executors, administrators, successors and assigns (with respect to each Selling Shareholder, the "Selling Shareholder Releasing Parties"), irrevocably and unconditionally waives and releases any and all rights with respect to, and releases, forever acquits and discharges each of the Company and its Subsidiaries and their officers, employees, agents and other representatives, and their respective heirs, executors, administrators, successors and assigns (the "Company Released Parties"), with respect to, each and all claims, demands, charges, complaints, obligations, causes of action, suits, liabilities, indebtedness, sums of money, covenants, agreements, instruments, contracts (written or oral, express or implied), controversies, promises, fees, expenses (including attorneys' fees, costs and expenses), damages and judgments, at law or in equity, in contract or tort, in federal, state or other judicial, administrative, arbitration or other proceedings, of any nature whatsoever, known or unknown, suspected or unsuspected, previously, now or hereafter arising, in each case which arise out of, are based upon or are connected with facts or events occurring or in existence on or prior to the Effective Time (the "Company Released Claims"). Each Selling Shareholder further represents and warrants that such Shareholder has not assigned or otherwise transferred any right or interest in or to any of the Released Claims. This
Section 5.15 shall not apply to any of the following: (a) claims for salaries and benefits accrued through the Closing under the express terms of the written benefit plans of the Company or its Subsidiaries, or (b) claims for indemnification pursuant to Section 10.1(b) herein.

     5.16 Verbal Dealer Monitoring Arrangements. The Company and the Selling Shareholders shall use their best efforts to replace all verbal Dealer or Subscriber monitoring arrangements with written agreements reflecting such arrangements prior to Closing.

     5.17  Post-Closing Transfer of SAI Securities.

        (a) The Selling Shareholders hereby acknowledge and agree that the SAI Preferred or the SAI Common issued in connection with the Merger may not be transferred except pursuant to (a) a registered offering under the Securities Act (in which case all transfers shall be made in accordance with all applicable provisions of the Registration Agreement), (b) Rule 144 promulgated pursuant to the Securities Act (or any similar rule or rules then in force) if available, or (c) subject to the conditions specified in subparagraph (b) below, any other legally available means of transfer.

        (b) In connection with the transfer of any SAI Preferred or SAI Common issued in connection with the Merger (other than a transfer pursuant to a registered public offering), the holder thereof shall deliver written notice to SAI describing in reasonable detail the transfer or proposed transfer, together with an opinion of securities counsel (with such opinion and such counsel being satisfactory to SAI) to the effect that such transfer of SAI Preferred or SAI Common may be effected without registration of such SAI Preferred or SAI Common under the Securities Act or any applicable state securities law. In addition, if the holder of SAI Preferred delivers to SAI such an opinion that concludes that no subsequent transfer of such SAI Preferred or SAI Common will require registration under the Securities Act or any applicable state securities law, SAI shall promptly upon such contemplated transfer deliver new certificates for such SAI Preferred or SAI Common which do not bear the restrictive legend set forth in Section 3.21(a). If SAI is not required to deliver new certificates for such SAI Preferred or SAI Common not bearing such legends, the holder thereof shall not transfer the same until the prospective transferee has confirmed to SAI in writing its agreement to be bound by the conditions contained in this Section.

                                   ARTICLE 6

                                COVENANTS OF SAI

     6.1 Necessary Consents. Prior to the Closing, SAI will use its best efforts obtain such consents and take such other actions as may be necessary or appropriate to allow the consummation of the Merger and the other transactions contemplated hereby, including the approval of its shareholders.

     6.2 Offer of Employment. SAI agrees that SAI, the Company or its Subsidiaries will offer employment to each of the individuals listed on Schedule
6.2 at the annual salary rates set forth on Schedule 6.2. Each such employee that accepts such an offer will be an employee at will.

     6.3 Confidentiality. SAI agrees to abide by the confidentiality provisions of the Letter of Intent; provided, however, that SAI, as a reporting company under the Securities Exchange Act and as an issuer of securities under the Securities Act, may make all disclosures concerning this Agreement, the Selling Shareholders and the Company and its Subsidiaries as are required by Federal and state securities laws, as determined by SAI and its counsel.

     6.4 SAI Stockholders Meeting. SAI shall call a meeting of its stockholders (the "SAI Stockholders Meeting"), to be held as promptly as practicable for the purpose of voting, among other things, upon the Merger and the issuance of the shares of SAI Preferred and SAI Common contemplated hereunder, SAI will, through its Board of Directors recommend to its stockholders, as applicable, approval of such matters and will coordinate and cooperate with respect to the timing of such meetings and shall use its best efforts to hold such meeting on the same day and as soon as practicable after the date hereof. As promptly as practicable after the execution of this Agreement, but in any event on or prior to September 1, 2000, SAI shall prepare and file with the SEC the Proxy Statement, shall use its best efforts to cause the Proxy to become approved by the SEC as soon as after such filing as practicable, and shall promptly furnish a copy of the Proxy Statement to each of SAI's Stockholders.

     6.5 Subject to, and conditioned upon, the consummation of the Merger, the Company, its Subsidiaries and their respective successors and assign (the "Company Releasing Parties"), irrevocably and unconditionally waives and releases any and all rights with respect to, and releases, forever acquits and discharges each of the Selling Shareholders and their respective heirs, executors, administrators, successors and assigns ("Selling Shareholder Released Parties"), with respect to, each and all claims, demands, charges, complaints, obligations, causes of action, suits, liabilities, indebtedness, sums of money, covenants, agreements, instruments, contracts (written or oral, express or implied), controversies, promises, fees, expenses (including attorneys' fees, costs and expenses), damages and judgments, at law or in equity, in contract or tort, in federal, state or other judicial, administrative, arbitration or other proceedings, of any nature whatsoever, known or unknown, suspected or unsuspected, previously, now or hereafter arising, in each case which arise out of, are based upon or are connected with facts or events occurring or in existence on or prior to the Effective Time ("Selling Shareholder Released Claims"). This Section 6.5 shall not apply to limit or diminish in any way the Selling Shareholders' joint and several obligations under Article 10.

                                   ARTICLE 7

                          SAI'S CONDITIONS FOR CLOSING

     The obligations of SAI and King Acquisition to consummate the Merger and the other transactions contemplated by this Agreement are subject to the fulfillment, at or before the Escrow Closing and the Closing, of all the following conditions, unless waived in writing by SAI:

     7.1 Representations True. The representations and warranties of the Selling Shareholders in this Agreement shall be true and correct when made and shall be true and correct at the Escrow Closing and at the Closing as those made as of the Escrow Closing and the Closing, respectively.

     7.2 Covenants Performed. The Company and the Selling Shareholders shall have performed or complied with all of the terms, covenants and conditions of this Agreement to be performed or complied with at or prior to the Closing.

     7.3 No Violations; No Actions. As of the Escrow Closing and as of the Closing, consummation of the transactions contemplated by this Agreement shall not violate any order, decree or judgment of any court or governmental entity and no action or proceeding shall have been instituted by any Person or threatened by any governmental entity which, in either such case, in the reasonable judgment of SAI, has a probability of resulting in an order judgment or decree restraining, prohibiting or rendering unlawful the consummation of the Merger or the other transactions contemplated by this Agreement.

     7.4 Company RMR. As of the Escrow Closing and as of the Closing, the Company's RMR shall not be less than $600,000.

     7.5 Company Assets. As of the Escrow Closing and as of the Closing, the Company will have a tax basis of at least (i) $18 million in depreciable and/or amortizable assets for Federal income tax purposes, calculated in accordance with GAAP, less (ii) the amount by which such assets have been depreciated and/or amortized for Federal income tax purposes since January 1, 2000, calculated in accordance with GAAP.

     7.6 Closing Balance Sheet. The Company shall have delivered the Closing Balance Sheet to SAI.

     7.7 Monital Retail Account Transactions. In the event that the Monital Acquisition is consummated prior to the Closing, the Monital Retail Account Transactions shall have been consummated.

     7.8  FCC Approvals. All required FCC approvals shall have been obtained.

     7.9 Few Company Note. Mr. Few shall have forgiven the indebtedness represented by the outstanding promissory note, dated January 9, 1998, from the Company to him.

     7.10 No Material Adverse Change. During the period commencing on the date of execution of this Agreement to the Closing, there shall not have been any material adverse change in the condition (financial or otherwise), liabilities, business or prospects of the Company or any of its Subsidiaries.

     7.11 Closing Balance Sheets. The Company shall have delivered to SAI the Escrow Date Balance Sheet prior to the Escrow Closing and the Closing Date Balance Sheet prior to the Closing.

     7.12 Opinion of Counsel for the Selling Shareholders. SAI shall have received opinions from counsel for the Selling Shareholders, in form and substance satisfactory to SAI, dated as of the Escrow Closing Date and to be dated as of the Closing Date, respectively, covering the subject matter contained in Sections 3.1, 3.2, 3.3, 3.5, 3.6, 3.12, 3.15, 3.16, 3.17, 3.19,
3.20, 3.21, 3.25, 3.27 and 3.29.

     7.13 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to SAI, and SAI shall have received all such originals or certified or other copies of such documents as it may reasonably request.

     7.14 Employment Agreement. SAI, the Company or its Subsidiaries shall have entered into a written employment agreement with Mr. Few, in the form attached as Exhibit 7.14.

     7.15 Delivery of Documents. SAI shall have received all documents and other items to be delivered by the Selling Shareholders under Section 9.3 and 9.4.

     7.16 Exhibits. The Selling Shareholders shall have completed and attached hereto all Exhibits and Schedules required by this Agreement, and all such Schedules shall have been acceptable to SAI, in its sole discretion.

     7.17 Required Consents. As of the Closing Date, all corporate, statutory, regulatory and third party consents and approvals which are required under the laws or regulations of the United States and any other authority shall have been obtained; and all other necessary consents and approvals of third parties to the transactions contemplated hereby and to the continued uninterrupted operation of the business of the Company and its Subsidiaries shall have been obtained, including, but not limited to, the Required Consents.

     7.18 SV/SAI Transactions. In the event that the transactions contemplated in the SV/SAI Agreement to be consummated at or prior to the consummation of the transactions contemplated hereby shall not have been consummated, SAI's obligation to close shall not be excused but may, at SAI's election, be delayed for up to 120 days to the extent necessary to obtain financing to replace the financial consideration to have been received by SAI as a result of the consummation of the transactions contemplated in the SV/SAI Agreement.

     7.19 Monital Acquisition Documents. If the Company and the other parties thereto shall have executed the Monital Acquisition Documents prior to the Escrow Closing Date, true, accurate and complete copies of the Monital Acquisition Documents shall be attached hereto as Schedule 7.19.

     7.20 Officer's and Other Certificates. The Selling Shareholders shall have delivered to SAI the following:

        (a) certificates of the each Selling Shareholder, dated as of the Escrow Closing Date and to be dated as of the Closing Date, respectively, stating that the conditions specified in Sections 7.1, 7.2, 7.3, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10, 7.17 and 7.19 have been fulfilled at or prior to the Escrow Closing and the Closing, respectively;

        (b) certificates of the Company, executed on behalf of the Company by its President, dated as of the Escrow Closing Date and to be dated as of the Closing Date, respectively, stating that the conditions specified in Sections 7.1, 7.2, 7.3, 7.4, 7.5, 7.7, 7.8, 7.9, 7.10, 7.17 and 7.19 have been fulfilled at or prior to the Closing;

        (c) certificates of the Company's Secretary, dated as of the Escrow Closing Date and to be dated as of the Closing Date, respectively certifying that: (x) that attached thereto are true, accurate and complete copies of the Articles or Certificate of Incorporation and By-laws of the Company and each of its Subsidiaries, and all amendments thereto, and copies of the resolutions adopted by the Board of Directors and Shareholders approving the Merger and other transactions contemplated by this Agreement; and that (y) there have been no amendments or modifications to the attached Articles or Certificates of Incorporation since the date of such certificate and that the attached resolutions are in full force and effect on the date of such certificate and have not been superceded or modified in any manner whatsoever; and

        (d) incumbency certificates, in form and content, dated as of the Closing Date, satisfactory in form and content to SAI and its counsel.

     7.21 SAI Stockholder Approval. The stockholders of SAI shall have approved the Merger and the issuance of the SAI Preferred and SAI Common required pursuant to this Agreement ("SAI Stockholder Approval").

     7.22 Disclosure Schedules. The Company and the Selling Shareholders shall have delivered to SAI all of the Schedules called for to be delivered by the Company and/or the Selling Shareholders pursuant to this Agreement (including without limitation, information concerning Monital for the period after the closing of the Monital Acquisition and for the Company and its other Subsidiaries for all other periods); and no fact, event, circumstance, contract or condition disclosed in such Disclosure Schedules shall have or result, or reasonably be expected to have or result, in a material adverse effect on the financial condition, results or operations, business prospects or properties of the Company or its Subsidiaries.

     7.23 Disposal of Distributed Business Items. The Company shall have completed the transfer of the Distributed Business Items to and Morlyn shall have assumed the related liabilities of the Company and its Subsidiaries.

                                   ARTICLE 8

                  SELLING SHAREHOLDERS' CONDITIONS FOR CLOSING

     The obligation of the Selling Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing, of all the following conditions, unless waived in writing by a majority in interest of the Selling Shareholders:

     8.1 Representations True. The representations and warranties of SAI set forth in Article 4 shall be true and correct when made and true and correct as of the Closing as though made as of the Closing.

     8.2 Covenants Performed. SAI shall have performed or complied with all of the terms, covenants and conditions of this Agreement to be performed or complied with by SAI at or before the Closing.

     8.3 No Violations; No Actions. As of the Closing, consummation of the transactions contemplated by this Agreement shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction and no action or proceeding shall have been instituted by any person or entity or threatened by any governmental agency which, in either such case, in the reasonable judgment of the Selling Shareholders, has a probability of resulting in an order judgment or decree restraining, prohibiting or rendering unlawful the consummation of the transactions contemplated by this Agreement.

     8.4 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be in form and substance satisfactory to the Selling Shareholders, and they shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     8.5 Delivery of Documents. The Selling Shareholders shall have received all documents and other items to be delivered by SAI under Section 9.3 and 9.5.

     8.6 Required Consents. As of the Closing, all statutory and regulatory consents and approvals which are required under the laws or regulations of the United States and any other authority shall have been obtained; and all other necessary consents and approvals of third parties to the transactions contemplated hereby shall have been obtained; provided, however, that the consents of the shareholders of SAI and King Acquisition shall not have been obtained prior to the meeting of shareholders of SAI contemplated herein.

                                   ARTICLE 9

                                    CLOSINGS

     9.1 Time and Place. The Escrow Closing and the Closing, as the case may be, shall each commence at the offices of SAI, or at any other place to which the Parties shall mutually agree, at 10:00 a.m. on the Escrow Closing Date or the Closing Date, as the case may be, or such other times, dates or places as the Parties may mutually agree upon in writing. All actions to be taken, and all documents and instruments to be delivered, at the Escrow Closing or the Closing, as the case may be, shall be deemed to have been taken or delivered, as the case may be, simultaneously. SAI shall file the Proxy Statement with the SEC by no later than September 1, 2000, unless the delay shall have been the result of a breach or delay on the part of the Company or SV or the Selling Shareholders.

     9.2 Escrow Closing. At or prior to the Escrow Closing, the Parties and the Escrow Agent shall enter into an escrow agreement (the "Escrow Agreement") which, in form and substance, shall be reasonably (x) consistent with the terms and of this Agreement, and (y) satisfactory to the Parties. Pursuant to the terms and conditions of the Escrow Agreement, on the Escrow Closing Date, the parties shall execute and deliver to the Escrow Agent all documents and instruments required to be executed and delivered, and take such other actions as may be required by this Agreement to be taken, in connection with the Escrow Closing; and the transactions contemplated hereby shall be considered tendered in escrow (the "Escrow Closing"). From and after the Escrow Closing until the Closing, (i) the parties shall continue to comply with their respective covenants under this Agreement, including without limitation, those in Articles 5 and 6, and (ii) the Closing shall take place on the Closing Date upon the terms and conditions set forth herein and in the Escrow Agreement.

     9.3 Actions to be taken in connection with the Closing. At the Closing, on the Closing Date, upon the unanimous direction of the parties thereto to be given upon satisfaction of the conditions to Closing set forth in Articles 7 and 8:

        (a) SAI shall deliver to the Selling Shareholders a certificate, dated the Closing Date, in form and substance satisfactory to the Selling Shareholders and their counsel, confirming that the shareholders of SAI and SAI, as the sole shareholder of King Acquisition, have approved Merger and transactions contemplated hereby;

        (b) the Selling Shareholders shall deliver to SAI the corporate records of the Company and its Subsidiaries relating to the Monitoring Business and other business conducted by the Company and its Subsidiaries; and

        (c) the applicable Parties (or the Escrow Agent, as applicable) shall,:
     (i) file or cause to be filed the appropriate Certificates of Merger with the Secretary of State of the states of New Jersey and Delaware; (ii) deliver to SAI the items called for by Section 9.4; and (iii) make the payments to the Selling Shareholders referred to in Section 9.5(a) and deliver to the Selling Shareholders the other items called for by Section 9.5.

     9.4 Deliveries of the Selling Shareholders. At or prior to the Closing, the Selling Shareholders will execute and deliver or cause to be executed and delivered, simultaneously with the execution and delivery of the items referred to in Section 9.5 below, the following:

        (a) Stock Certificates. Certificates representing the Company Shares endorsed in blank over to SAI or accompanied by duly executed stock powers endorsed in blank;

        (b) Corporate Documents. The Articles or Certificate of Incorporation of the Company and each of its Subsidiaries, certified by the Secretary of State of their respective state(s) of incorporation, as of a date not more than ten days prior to the Closing Date, and the By-Laws of the Company and each of its Subsidiaries, certified by the Secretary of the Company as in effect at the Closing;

        (c) Certificate of Good Standing. A Long-form Certificate of Good Standing, dated not more than ten days prior to the Closing Date, with respect to the Company, issued by the Secretary of State of the state of New Jersey and Certificates of Good Standing, dated not more than ten days prior to the Closing Date, issued by the Secretary of State of each foreign jurisdiction in which the Company or any of its Subsidiaries is qualified to do business;

        (d) Consents. Evidence that all consents, approvals, or authorizations of or notifications to any third parties (including governmental agencies), if any, required to exchange the Shares in connection with the Merger and to consummate the Merger and the other transactions contemplated hereby and to continue to operate the business of the Company and its Subsidiaries without interruption have been obtained, including without limitation, any revenue notices required by the state of New Jersey with any corresponding taxes due paid by the Selling Shareholders, and the consent the lessors under the Real Estate Leases and the Equipment Leases for the continued use of any leased Equipment and the Facilities following the Closing on the terms contained in the respective leases.

        (e) Opinion of Counsel. The opinion of counsel referred to in Section
     7.12 of this Agreement;

        (f) Certificates. The certificates referred to in Section 7.20 of this Agreement;

        (g) Collateral Assignment of Leases. The Collateral Assignment of Leases for each of the Company's Leases and Equipment Leases in form and content reasonably satisfactory to SAI and the Selling Shareholders;

        (h) Employment Agreement. Executed employment agreement(s) between the SAI or the Company and the individual(s) referred to Section 7.14;

        (i) Evidence of Release of Liens. Evidence, in form and substance satisfactory to SAI, that all liens, charges and encumbrances on the Shares, the Company and its properties (other than Liens on the property of the Company or its Subsidiaries incurred in the ordinary course of their respective businesses) have been fully released prior to the Closing, or will be released concurrently with the Closing;

        (j) Resignations. The written resignations of each director and officer of the Company and each of its Subsidiaries, effective as of the Closing;

        (k) Signature Cards. Substitute signature cards for all of the bank accounts of the Company and each of its Subsidiaries naming persons designated by SAI as the new signatories for said bank accounts;

        (l) Credit Cards. All corporate credit cards of the Company and its Subsidiaries; and

        (m) Other Documents. Such other documents and instruments as SAI or its counsel reasonably shall deem necessary to consummate the transactions contemplated hereby.

     9.5 Deliveries of SAI. At the Closing, SAI will execute and deliver or cause to be executed and delivered, simultaneously with the delivery of the items referred to in Section 9.4 above, the following:

        (a) Payment of Cash Consideration. SAI shall pay the cash consideration to be paid pursuant to Article 2 in connection with the Merger to the Selling Shareholders at the Closing by bank wire transfer;

        (b) Delivery of SAI Preferred and SAI Common. SAI shall deliver a certificate or certificates representing the shares of SAI Preferred or SAI Common to which each equity holder of the Company is entitled in connection with the Merger for delivery pursuant to Article 2;

        (c) Resolutions. A copy of the resolutions of the Board of Directors and Stockholders of SAI and the Board of Directors and SAI, as the sole shareholder of King Acquisition, certified by SAI's Secretary as having been duly and validly adopted and being in full force and effect, authorizing execution and delivery of this Agreement, the consummation of the Merger and the performance of the transactions contemplated hereby by SAI and SAI, respectively, subject to SAI Stockholder Approval;

        (d) Corporate Documents. The Certificate of Incorporation of SAI and the Certificate of Incorporation of King Acquisition, certified by the Secretary of State of the state's of Delaware and New Jersey, respectively, as of a date not more than ten days prior to the Closing Date, and the By-Laws of SAI and King Acquisition, certified by the secretary of SAI as in effect at the Closing;

        (e) Certificate of Good Standing. Certificates of Good Standing, dated not more than ten days prior to the Closing Date, with respect to SAI and King Acquisition, issued by the Secretary of State of the states of Delaware and New Jersey;

        (f) Officer's Certificate. Certificates, dated as of the Escrow Closing Date and the Closing Date, respectively, from an officer of SAI, confirming the satisfaction of the conditions required pursuant to Sections 8.1 and
     8.2 as of the Escrow Closing and the Closing, respectively; and

        (g) Other Documents. Such other documents and instruments as the Selling Shareholders or their counsel reasonably shall deem necessary to consummate the transactions contemplated hereby.

     All actions and proceedings hereunder and all documents and other papers required to be delivered by SAI or King Acquisition hereunder or in connection with the consummation of the Merger and the other transactions contemplated hereby and all other related matters shall have been approved by, and, in the case of such documents and papers, shall be in form and substance reasonably satisfactory to, the Company, the Selling Shareholders and their respective counsel.

                                   ARTICLE 10

                                INDEMNIFICATION

     10.1  Indemnification.

        (a) Subject to Section 10.1(d), the Selling Shareholders, jointly and severally, will indemnify and hold harmless SAI, its Subsidiaries and their respective successors, affiliates and assignees and their respective shareholders, officers, directors, employees and agents ("SAI Indemnified Parties") against any losses, claims, damages or liabilities, including, without limitation, reasonable attorneys' fees and other reasonable defense costs, in each case, to the extent not covered by insurance (hereafter "Losses"), to which any SAI Indemnified Party becomes subject in connection with the following; provided, however, that, in the event that the Merger is not consummated as provided herein, the Company and the Selling Shareholders, jointly and severally, shall be responsible for the indemnification obligations of the Selling Shareholders contained in
     Section 10.1(a); and provided further, that in the event that the Merger is not consummated as provided herein, the Selling Shareholders shall be responsible for the indemnification obligations contained in Section 101.(a) only if such Selling Shareholders caused the Company to take, or to fail to take, any action or failure to act giving rise to the claim for indemnification thereunder:

           (i) finders' fees or brokerage commissions incurred or alleged to have been incurred by the Selling Shareholders with respect to the transactions contemplated by this Agreement;

           (ii) any liability of the Company or its Subsidiaries not disclosed in writing prior to the Escrow Closing (other than liabilities of a similar type as those disclosed which arise thereafter prior to the Closing in the ordinary course of business to the extent expressly permitted by the terms of this Agreement);

           (iii) any misrepresentation of fact, or failure to disclose a material fact, by the Selling Shareholders;

           (iv) any breach of any representation or warranty by the Selling Shareholders contained in this Agreement or in any document delivered hereunder;

           (v) any claims which have been or may be in the future asserted arising out of the provision of Monitoring Services (or failure to adequately provide such services) or otherwise arising out of the business conducted by the Company or its Subsidiaries which occurred prior to the Closing;

           (vi) any breach of any covenant or agreement by the Company or the Selling Shareholders contained herein or in any document delivered hereunder, to be performed prior to or after the Closing;

           (vii) the failure to obtain any Required Consent; or

           (viii) any other liability or expense resulting from a dispute or cause of action relating to the business of the Company or its Subsidiaries, arising from an event, act, or omission occurring before the Closing or related to the enforcement of the indemnification provisions of this Agreement.

        (b) SAI will indemnify and hold harmless the Selling Shareholders, their heirs, successors, affiliates, assigns ("Selling Shareholder Indemnified Parties") against any Loss to which any Selling Shareholder Indemnified Party becomes subject in connection with:

           (i) finders' fees or brokerage commissions incurred or alleged to have been incurred by SAI with respect to the purchase transaction;

           (ii) any misrepresentation of fact, or failure to disclose a material fact, by SAI;

           (iii) any breach of any representation or warranty by SAI contained herein or in any document delivered hereunder;

           (iv) any breach of any covenant or agreement by SAI contained herein or in any document delivered hereunder, to be performed prior to or after the Closing Date; or

           (v) any liability or expense resulting from a dispute or cause of action relating to the Company or its Subsidiaries, arising from an event, act or omission occurring after the Closing.

        (c) Such indemnification shall include any and all actions, suits, proceedings, demands, assessments or judgments, costs and expenses incidental to any of the foregoing matters set forth in Section 10.1(a) and 10.1(b) or enforcement of the indemnification provisions of this Agreement.

        (d) The obligation of the Selling Shareholders to indemnify SAI under
     Section 10.1(a) shall be subject to the following:

           (i) The Selling Shareholders will be obligated to indemnify SAI from and against any Losses (other than Losses under Section 10.1(a)(vii)) only after SAI shall have suffered aggregate Losses in excess of $50,000, at which point the Selling Shareholders will be obligated to indemnify SAI from and against all Losses relating back to the first dollar; and

           (ii) The Selling Shareholders will be obligated to indemnify SAI from and against any Losses under Section 10.1(a)(vii) only after SAI shall have suffered aggregate Losses under such Section in excess of $50,000 (with respect to any particular Required Consent), or $150,000 (with respect to all Required Consents in the aggregate), at which point the Selling Shareholders will be obligated to indemnify SAI from and against all such Losses in excess of such amounts; and

           (iii) The Selling Shareholders shall be obligated to indemnify SAI from and against any Losses arising out of the breach of any of the representations and warranties made by the Selling Shareholders only to the extent that SAI makes a written claim within the applicable survival period (as specified in Section 12.1) with respect to the breach which gives rise to such Losses.

     10.2 Indemnification Procedures. For the purposes of this Section 10.2, the term "Indemnitee" shall refer to the person or persons entitled, or claiming to be entitled, to be indemnified, pursuant to the provisions of Section 10.1. The term "Indemnitor" shall refer to the person or persons having the obligation to indemnify pursuant to such provisions.

        (a) Notice. An Indemnitee shall promptly give the Indemnitor written notice of any matter which an Indemnitee has determined has given or could give rise to a right of indemnification under this Agreement, stating the amount of the Loss, if known, and method of computation thereof, all with reasonable particularity and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises. If an Indemnitee shall receive notice of any claim by a third party which is or may be subject to indemnification (a "Third Party Claim"), the Indemnitee shall give the Indemnitor prompt written notice of such Third Party Claim and shall permit the Indemnitor, at its option, to participate in the defense of such Third Party Claim by counsel of its own choice (subject to Indemnitee's approval, which shall not be unreasonably withheld) and at the Indemnitor's expense. If, however, the Indemnitor acknowledges in writing its obligation to indemnify the Indemnitee hereunder against all Losses that may result from such Third Party Claim (subject to the limitations set forth herein), then the Indemnitor shall be entitled, at its option, to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice, provided however, that Indemnitee shall have the right to approve in its sole reasonable discretion the choice of counsel. In the event the Indemnitor exercises its right to undertake the defense of any such Third Party Claim, the Indemnitee shall co-operate with the Indemnitor in such defense and make available to the Indemnitor, at the Indemnitor's expense, all witnesses, pertinent records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitor. Similarly, in the event the Indemnitee is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnitor shall co-operate with the Indemnitee in such defense and make available to it all such witnesses, records, materials and information in its possession or under its control relating thereto as is reasonably required by the Indemnitee. In the event that the Indemnitor fails to agree to undertake defense of the Third Party Claim within thirty (30) days of receipt of notice of such claim from the Indemnitee, the Indemnitee shall be entitled to undertake such defense with counsel of its own choice, and the Indemnitor shall promptly reimburse the Indemnitee for all expenses incurred. The Indemnitor without the written consent of the Indemnitee may settle no Third Party Claim, unless the settlement involves only the payment of money by the Indemnitor. Similarly, no Third Party Claim, which is being defended in good faith by the Indemnitor, shall be settled by the Indemnitee without the written consent of the Indemnitor.

        (b) Calculation of Losses. Losses shall be determined after taking into account any insurance proceeds received by an Indemnitee or its affiliates from a non-affiliated insurance company on account of such Losses (after taking into account any costs incurred in obtaining such proceeds and any increase, determined in the reasonable judgment of the Indemnitee and confirmed by the insurance company, in insurance premiums as a result of the claim for which such proceeds were paid). The Indemnitor shall not be liable for any increase in Losses sustained by the Indemnitee, resulting from Indemnitee's failure to give Indemnitor timely written notice of any matter likely to give rise to a right of Indemnification hereunder.

                                   ARTICLE 11

                                  TERMINATION

     11.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, by written notice by the terminating Party to the other Parties, whether before or after approval of the matters presented in connection with the Merger by the Selling Shareholders of the Company, as follows:

        (a) by mutual written consent of SAI and the Company; or

        (b) by either SAI or the Company, if the Merger shall not have been consummated by December 29, 2000 (provided, however, that the right to terminate this Agreement under this Section 11.1(b) shall not be available to any Party whose failure to fulfill any obligation under this

     Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date, and provided further, that this Agreement may be extended up to 45 days by either Party by written notice to the other Party if the Merger would have been consummated but for the absence of one or more required Approvals or third-party consents, and such Approval(s) or consent(s) can reasonably be expected to be obtained within such 45 day period); or

        (c) by either SAI or the Company if a court of competent jurisdiction or other governmental entity shall have issued a final order, decree or ruling, or taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, and all appeals with respect to such order or action have been exhausted or the time for appeal of such order, decree, ruling or action shall have expired;

        (d) by SAI, if a material breach of any representation, warranty, covenant or agreement on the part of the Selling Shareholders set forth in this Agreement shall have occurred which would cause the conditions set forth in Article 7 not to be satisfied, and, that with respect to any breach of a covenant or agreement hereunder, such covenant or agreement is incapable of being cured or, if capable of being cured, shall not have been cured within ten (10) business days following receipt by the Company of written notice of such breach from SAI;

        (e) by the Company, if a material breach of any representation, warranty, covenant or agreement on the part of SAI set forth in this Agreement shall have occurred which would cause the conditions set forth in
     Article 8 not to be satisfied, and, with respect to any breach of a covenant or agreement hereunder, such covenant or agreement is incapable of being cured or, if capable of being cured, shall not have been cured within ten (10) business days following receipt by SAI of written notice of such breach from the Company; or

        (f) by the Company, if the Proxy Statement has not been filed by SAI on or prior to September 1, 2000.

     11.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 11.1, there shall be no Liability or obligation on the part of SAI, the Company, or their respective officers, directors, shareholders or affiliates, except as provided in Article 10, and further except for the liability of any Party then in breach of any of its representations, warranties, covenants or agreements in this Agreement; and provided, that the provisions of Sections 5.9, 5.10 and 6.3, Article 10 and this Section 11.2 shall remain in full force and effect and survive any termination of this Agreement.

                                   ARTICLE 12

                                 MISCELLANEOUS

     12.1 Survival. The covenants and indemnification obligations of the parties contained in this Agreement and their respective obligations to be performed under the terms hereof at, prior to or after the Closing hereunder, shall not expire with, or be terminated or extinguished by, such Closing, but shall survive the Closing and any investigation made at any time by or on behalf of a party. The representations and warranties set forth in this Agreement shall survive the Closing until the fourth anniversary of the Closing, except for representations and warranties relating to taxes, title to stock and environmental matters and claims of the nature covered by the insurance carried by the Company and its Subsidiaries, which shall survive until the expiration of the applicable statute of limitation of the particular matter, and except claims for fraudulent breach, which shall have no expiration period.

     12.2 Further Assurances. At the request of a party to this Agreement, and without further consideration, the other party agrees to execute such documents and instruments and to do such further acts as may be necessary or desirable to effectuate the transactions contemplated hereby.

     12.3 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW

JERSEY WITHOUT GIVING ANY EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE SELLING SHAREHOLDERS AGREE THAT THEY WILL NOT ASSERT ANY CLAIM AGAINST ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF SAI OR ANY OF ITS AFFILIATES, PURSUANT TO ANY CLAIM THEY MAY HAVE UNDER THIS AGREEMENT BY REASON OF ANY FAILURE OR ALLEGED FAILURE BY SAI TO MEET ITS OBLIGATIONS HEREUNDER. THE PARTIES HERETO AGREE AND INTEND THAT THE PROPER AND EXCLUSIVE FORUM FOR THE LITIGATION OF ANY DISPUTES OR CONTROVERSIES ARISING OUT OF, OR RELATED TO, THIS AGREEMENT SHALL BE THE COURTS OF THE STATE OF ILLINOIS FOR THE COUNTY OF COOK. EACH PARTY AGREES THAT HE OR IT WILL NOT COMMENCE OR MOVE TO TRANSFER ANY ACTION OR PROCEEDING, ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN OR TO ANY COURT OTHER THAN A STATE COURT LOCATED IN THE COUNTY OF COOK IN THE STATE OF ILLINOIS. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFORESAID COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE SELLING SHAREHOLDERS AT THE ADDRESSES PROVIDED HEREIN, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING CONTAINED IN THIS SECTION SHALL AFFECT THE RIGHT OF SAI TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. IN THE EVENT THAT ANY PARTY SHOULD COMMENCE OR MAINTAIN ANY ACTION ARISING OUT OF OR RELATED TO THIS AGREEMENT IN A FORUM OTHER THAN THE STATE COURTS LOCATED IN THE STATE OF ILLINOIS, COUNTY OF COOK, THE OTHER PARTY SHALL BE ENTITLED TO MOVE FOR THE DISMISSAL OF SUCH ACTION, AND THE NON-MOVING PARTY STIPULATES THAT SUCH ACTION SHALL BE DISMISSED. THE PARTIES AGREE THAT PRIOR TO INSTITUTING ANY SUIT, THEY WILL GIVE WRITTEN NOTICE OF THEIR INTENT TO DO SO AND MAKE A REASONABLE ATTEMPT TO RESOLVE ANY DISPUTE BY NEGOTIATING WITH EACH OTHER IN GOOD FAITH.

     12.4 Successors and Assigns. This Agreement shall be binding on, and inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors, and assigns.

     12.5 Each Party to Bear Own Costs. The Selling Shareholders and SAI shall each bear its own legal and other expenses incurred on its behalf with respect to the preparation of this Agreement, any related documents and the transactions contemplated hereby.

     12.6 Entire Agreement; Amendment. This Agreement, its Schedules, the Escrow Agreement and the other documents delivered to be delivered pursuant to this Agreement constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Accordingly, this agreement supercedes, among other things, the SAI/King LOI and all provisions of the Letter of Intent or the SV/SAI Agreement relating to the consummation of the acquisition of the Company by SAI which are covered by the terms of this Agreement. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     12.7 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed:

To SAI or King Acquisition at:              Security Associates International, Inc.
                                            2101 South Arlington Heights Road
                                            Arlington Heights, Illinois 60005-4142
                                            ATTN: PRESIDENT

To KC ACQUISITION CORP. at:                 KC Acquisition Corp.
                                            P.O. Box 1943
                                            South Hackensack, NJ 07606-0543

To Mr. Thomas J. Few Sr. at:                Mr. Thomas J. Few Sr.
                                            c/o King Acquisition Corp.
                                            325 South River Street
                                            Hackensack, NJ 07601

To Mr. Timothy M. McGinn at:                Mr. Timothy M. McGinn
                                            c/o McGinn Smith
                                            99 Pine Street
                                            Albany, N.Y. 12207

To Mr. David L. Smith at:                   Mr. David L. Smith
                                            c/o McGinn Smith
                                            99 Pine Street
                                            Albany, N.Y. 12207

     Any party may change its address for purposes of this Section by giving notice of the new address to the other party in the manner set forth above.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or seventy-two (72) hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

     12.8 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement, upon any breach or default by the other party under this Agreement, shall impair any such party, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     12.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     12.10 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     12.11 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and shall not be considered in construing or interpreting this Agreement.

     12.12 Incorporation by Reference. The Schedules, Exhibits, certificates and other documents attached hereto or referred to herein are deemed to be a part of this Agreement and are incorporated herein by this reference.

                                     *****

     The foregoing Agreement is hereby executed as of the date first above written.

                                            SECURITY ASSOCIATES
                                            INTERNATIONAL, INC.


                                            By:    /s/ JAMES S. BRANNEN

                                              ----------------------------------
                                              James S. Brannen, its President

                                            KING ACQUISITION CORP.


                                            By:    /s/ JAMES S. BRANNEN

                                              ----------------------------------
                                              James S. Brannen
                                              Title:
                                              ----------------------------------

                                            KC ACQUISITION CORP.


                                            By:      /s/ THOMAS J. FEW

                                              ----------------------------------

                                            Title:           President

                                               ---------------------------------

                                            SELLING SHAREHOLDERS


                                                    /s/ THOMAS J. FEW

                                            ------------------------------------
                                            Thomas J. Few, Sr.


                                                  /s/ TIMOTHY M. MCGINN

                                            ------------------------------------
                                            Timothy M. McGinn


                                                   /s/ DAVID L. SMITH

                                            ------------------------------------
                                            David L. Smith

                                                                       EXHIBIT B

                                  RISK FACTORS


     This proxy statement contains and incorporates by reference forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including those set forth in the following "Risk Factors" section and provided elsewhere or incorporated by reference in this proxy statement. The following factors should be considered carefully by each stockholder, in addition to the other information provided elsewhere or incorporated by reference in the proxy statement, in evaluating whether to vote for or against the issuance of the shares in connection with the merger.


WE HAVE A HISTORY OF NET LOSSES, AND WE EXPECT TO INCUR SIGNIFICANT ADDITIONAL LOSSES IN THE FUTURE.


     We sustained net losses from continuing operations of $4.0 million for the year ended December 31, 1997, $6.8 million for the year ended December 31, 1998, $4.0 million for the year ended December 31, 1999, and $2.6 million for the six months ended June 30, 2000. On a pro forma basis after giving effect to the merger with KC Acquisition, we would have incurred a loss from continuing operations of $10.6 million for the year ended December 31, 1999 and $8.2 million for the six months ended June 30, 2000. These losses reflect, among other factors, the substantial non-cash charges for amortization of purchased subscriber accounts and goodwill associated with acquired central monitoring station businesses and the interest on our indebtedness. We expect to incur significant additional losses during the next several years. We cannot assure you that we will achieve or sustain profitability.


WE WILL HAVE A SUBSTANTIAL AMOUNT OF CONSOLIDATED DEBT AFTER THE MERGER, WHICH COULD MATERIALLY ADVERSELY AFFECT OUR FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS PROSPECTS.


     We will have a large amount of consolidated indebtedness. On a pro forma basis adjusted for the completion of the merger with KC Acquisition, we would have had approximately $49.8 million of consolidated indebtedness and stockholders' equity of $30.6 million at June 30, 2000. Some of this debt bears interest at a floating rate; therefore, our financial results might be affected by changes in prevailing interest rates. The terms of these credit facilities limit, but do not prohibit, the incurrence of additional indebtedness without our lenders' consent. In addition, we may incur additional indebtedness in the future primarily to fund acquisitions of central monitoring station businesses as part of our business strategy. If we incur additional debt, the risks could intensify. This large amount of indebtedness could for example:


     - limit our ability to obtain additional financing for working capital, capital expenditures, acquisitions and other general corporate activities;

     - limit our flexibility in planning for, or reacting to, changes in our business and the industry in which we operate;

     - detract from our ability to successfully withstand a downturn in our business or the economy generally; and

     - place us at a competitive disadvantage against other less leveraged competitors.

The occurrence of any one of these events could have a material adverse effect on our business, financial condition, results of operations and prospects. In addition, we will be required to find financing for any future acquisitions. There can be no assurance that additional funding can be secured on acceptable terms, if at all.

WE MAY NOT BE ABLE TO GENERATE SUFFICIENT CASH FLOW TO MEET OUR DEBT SERVICE OBLIGATIONS.

     Our future cash flow may be insufficient to meet our debt payment obligations. Our ability to obtain sufficient cash to make scheduled payments on our debt obligations as they become due will depend on future cash flow from operations and our financial performance, which will be affected by a range of economic, competitive and business factors. We cannot control many of these factors, such as general economic and financial conditions in the alarm monitoring industry and the economy at large or initiatives of our competitors.

     If we do not generate sufficient cash flow from operations to service this debt, we may be required to undertake alternative financing plans, such as refinancing or restructuring our debt, selling assets, reducing or delaying capital investments or seeking to raise additional capital. We cannot assure you that any refinancing would be possible, that any assets could be sold, or, if sold, of the timing of the sales and the amount of proceeds realized from those sales, or that additional financing could be obtained on acceptable terms, if at all. Our inability to obtain sufficient cash to satisfy our debt obligations, or to refinance our indebtedness on commercially reasonable terms, would have a material adverse effect on our business, financial condition, results of operations and prospects. Moreover, our failure to pay these obligations when due could result in the acceleration of the debt, which could cause our other debt to accelerate. The debt under our credit facilities is secured by liens on all of our assets and, if that debt were accelerated, the lenders under the facilities could seek to foreclose.

UNCERTAINTIES EXIST ABOUT ACHIEVING THE BENEFITS OF THE MERGER AND INTEGRATING THE BUSINESSES.

     We cannot assure you that we will realize any of the anticipated benefits of the merger. Whether we achieve these benefits will depend in part upon our ability to integrate our businesses in an efficient manner. To achieve the expected merger benefits, we will incur significant costs, expend significant capital and fund substantial anticipated operating losses. Our costs could be higher than anticipated and we may have to expend additional capital and fund higher-than-expected operating losses to achieve the anticipated benefits of the merger. In addition, there can be no assurance that the merger of our combined company with SecurityVillage.com will occur.

COMBINING THE COMPANIES COULD HAVE AN ADVERSE IMPACT.

     The integration of our business and KC Acquisition's and Monital's businesses will require substantial attention from management. The diversion of management's attention and any difficulties encountered in the transition and integration process could have a material adverse effect on the revenues, levels of expenses and operating results of the combined company.

WE DID NOT OBTAIN A FAIRNESS OPINION IN CONNECTION WITH THE MERGER AND RELATED TRANSACTIONS.

     We did not obtain a fairness opinion from an investment bank or similar company with respect to the fairness of the merger consideration. In addition, changes in the operations and prospects of us or KC Acquisition, general market and economic conditions and other factors may have altered the relative values of the companies. Because our shares being issued in the merger and related transactions are being issued at a fixed price or ratio, increases or decreases in our stock price will benefit or harm our stockholders and the purchasers of our shares.

WE MAY INCUR UNEXPECTED LIABILITIES WHEN WE MERGE WITH KC ACQUISITION.

     During the acquisition process, we may fail or be unable to discover some of the liabilities of KC Acquisition. These liabilities may result from noncompliance with applicable federal, state or local laws. While we will try to minimize our potential exposure by obtaining representations and warranties contained in the merger agreement. We also required each stockholder of KC Acquisition to indemnify us against undisclosed liabilities. However, we cannot assure you that this indemnification will be adequate to fully offset the possible liabilities associated with a merger with KC Acquisition.

THE COST OF THE MERGER MAY BE MORE THAN EXPECTED.

     We estimate that the direct costs of the merger will be from $400,000 to $600,000. We also estimate that we will have to expend capital equal to approximately $1.0 million and fund estimated KC Acquisition and Monital cash flow deficiencies of approximately $2.5 million during the twelve months following the merger.

If these costs, capital expenditures or operating losses are higher than estimated, the merger benefits may be reduced or delayed.

OUR PRESENT STOCKHOLDERS' VOTING POWER WILL BE REDUCED AND NEW MAJOR STOCKHOLDERS WILL BE PRESENT.


     The issuance of shares of our convertible preferred stock and common stock in the merger and the related transactions and upon exercise of assumed options will substantially dilute the voting interest of our current stockholders. The convertible preferred stock will entitle the holders to one hundred votes per share on all matters submitted to holders of our common stock. These convertible preferred stock voting rights and the new common shares to be issued will dilute the voting power of our present common stockholders. As a result of the merger, KC Acquisition stockholders will own approximately 16.0% and SecurityVillage.com may own up to 8.8%, respectively of the voting power of our company after the merger (including shares that may be issued upon conversion of our convertible preferred stock and exercise of all assumed options).


IF KC ACQUISITION OR MONITAL LOSES KEY PERSONNEL OR ARE UNABLE TO HIRE ADDITIONAL QUALIFIED PERSONNEL, THE COMBINED BUSINESSES MIGHT SUFFER.


     The loss of the services of one or more of key personnel could seriously harm KC Acquisition's or Monital's businesses. Both companies depend on the continued services and performance of senior management and other key personnel, particularly Raymond Sacks and Thomas Few, Sr. Although we will enter into multi-year employment agreements with Messrs. Sacks and Few if we complete the merger, the contractual relationships can be terminated under certain circumstances, and some of these circumstances may not be within our control.


     KC Acquisition's and Monital's future success also depend upon the continued service of their other executive officers and their technical, marketing, finance and support personnel and their ability to attract additional personnel in each of these areas. Competition for qualified personnel in these areas is intense, particularly at the senior level, and they might not be able to hire the kind and number of employees they need. KC Acquisition's or Monital's failure to attract and retain these key employees could have a material adverse effect on their business, results of operations and financial condition. In addition, employees may leave KC Acquisition or Monital and subsequently seek to compete against our company.

     Monital's event monitoring system is highly customized and loss of personnel familiar with its features could cause significant operational problems.

SECURITY ALARM MONITORING BUSINESSES FACE POSSIBLE ADVERSE EFFECTS OF FALSE ALARM ORDINANCES.

     Many municipalities have expressed concerns about the perceived high incidence of false alarms and the cost of responding to them. This may lead to reluctance on the part of police to respond to alarm signals or slower police responses. If either of these were to occur the demand for new alarm systems or monitoring services could decline.

     A number of local governments have adopted, or are considering, measures aimed at reducing the cost of responding to false alarms and, if enacted, could adversely affect our financial performance. Such measures include:

     - subjecting alarm monitoring companies to fines or penalties for transmitting false alarms,

     - licensing individual alarm systems and the revocation of licenses following an excessive number of false alarms,

     - imposing fines on subscribers for false alarms,

     - imposing limitations on the number of times the police will respond to alarms after an excessive number of false alarms, and

     - requiring further verification of an alarm signal before the police will respond.

SECURITY ALARM MONITORING BUSINESSES LOSE SOME SUBSCRIBERS OVER TIME.

     All security alarm monitoring businesses experience the loss of accounts. These losses occur as a result of, among other factors:

     - relocation of subscribers;

     - adverse financial and economic conditions; and

     - competition from other alarm service companies.

     In addition, security alarm monitoring businesses may experience the loss of accounts to the extent they do not adequately service those accounts. An increase in this rate of subscriber loss could have a material adverse effect on our revenues and earnings.


SECURITY ALARM MONITORING BUSINESSES ARE EXPOSED TO RISKS OF LITIGATION.


     Providing fire and burglary alarm monitoring services may expose us to risks of liability for employee acts or omissions or system failure. Most of our alarm monitoring agreements contain provisions limiting our potential liability in an attempt to reduce this risk. However, in the event of litigation there can be no assurance that these limitations will be enforced, and the costs and results of such litigation could have an adverse effect on us.

     We carry insurance of various types, including general liability and errors and omissions insurance. Our loss experience specifically, and the loss experience of other security service companies generally, may affect the availability and cost of our insurance. Certain of our insurance policies and the laws of some states may limit or prohibit insurance coverage for punitive or certain other types of damages, or liability arising from gross negligence.


THE SECURITY ALARM MONITORING INDUSTRY IS HIGHLY COMPETITIVE.


     The security alarm industry is highly competitive and highly fragmented. While we do not compete directly with many of the large new entrants or participants into the industry because we do not sell and install security systems, we are nonetheless impacted by the competitive challenge these entrants present to independent alarm dealers.

     Our monitoring services compete with those offered by an estimated 1,800 to 2,300 companies. Of those companies an estimated 250 firms offer monitoring services from Underwriters Laboratories listed facilities. Most of the companies providing monitoring services are small, local operations.

     Other companies have adopted a strategy similar to ours that includes the acquisition of central monitoring station businesses. Some of these competitors have greater financial resources than we do or may be willing to offer higher prices than we are prepared to offer to acquire monitoring stations. The effect of such competition may be to reduce our rate of growth or increase the price we pay, which could have an adverse effect on our business. There can be no assurance that we will be able to find acceptable acquisitions. The effect of competition may be to reduce the purchase opportunities available to us, thus reducing our rate of growth, or to increase the price we pay for monitoring stations, which could have a material adverse effect on our return on our business, and results of operations, financial condition, prospects and ability to service debt.

WE DO NOT EXPECT TO PAY DIVIDENDS.

     After the merger, we intend to retain any earnings to finance the expansion of our businesses. Any future change in our dividend policy will be at the discretion of the board of directors who will consider factors such as our earnings, financial condition, cash flows from operations, current and anticipated cash needs, expansion plans and any restrictions that may be imposed under our credit facilities.

                                                                       EXHIBIT C



            SECURITY ASSOCIATES INTERNATIONAL, INC. AND SUBSIDIARIES



FINANCIAL STATEMENTS FOR YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1999 AND
                 THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)


                         INDEX TO FINANCIAL STATEMENTS



Report of Independent Public Accountants....................  C-2
Consolidated Financial Statements:
  Consolidated Balance Sheets as of December 31, 1998 and
     1999...................................................  C-3
  Consolidated Statements of Operations for the Years Ended
     December 31, 1997, 1998 and 1999.......................  C-4
  Consolidated Statements of Stockholders' Equity for the
     Years Ended December 31, 1997, 1998 and 1999...........  C-5
  Consolidated Statements of Cash Flows for the Years Ended
     December 31, 1997, 1998 and 1999.......................  C-6
Notes to Consolidated Financial Statements..................  C-7

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of


Security Associates International, Inc.:



     We have audited the accompanying consolidated balance sheets of SECURITY ASSOCIATES INTERNATIONAL, INC. (a Delaware corporation) AND SUBSIDIARIES as of December 31, 1998 and 1999, and the related consolidated statements of operations, stockholders' equity and cash flows for the years ended December 31, 1997, 1998 and 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Associates International, Inc. and Subsidiaries as of December 31, 1998 and 1999, and the results of their operations and their cash flows for the years ended December 31, 1997, 1998 and 1999, in conformity with generally accepted accounting principles.



     Our audits were made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The schedule listed in Item 14(a)(2) of this form 10-KSB/A is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic consolidated financial statements. This schedule has been subjected to the auditing procedures applied in the audits of the basic consolidated financial statements and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic financial statements taken as a whole.



                                            Arthur Andersen LLP



Chicago, Illinois


February 2, 2000

                    SECURITY ASSOCIATES INTERNATIONAL, INC.


                                AND SUBSIDIARIES



                          CONSOLIDATED BALANCE SHEETS



                                                            DECEMBER 31,
                                                     ---------------------------
                                                         1998           1999       JUNE 30, 2000
                                                     ------------   ------------   -------------
                                                                                     UNAUDITED
                                             ASSETS

CURRENT ASSETS:
  Cash and cash equivalents........................  $  1,480,869   $    631,521   $    366,415
  Accounts receivable, net.........................     3,633,352      1,828,895      2,323,040
  Other current assets.............................       286,033        550,009        734,043
                                                     ------------   ------------   ------------
          Total current assets.....................     5,400,254      3,010,425      3,423,498
                                                     ------------   ------------   ------------
FURNITURE AND EQUIPMENT, net.......................     2,974,346      4,045,524      3,669,359
                                                     ------------   ------------   ------------
OTHER ASSETS:
  Contract rights to monitor security systems,
     net...........................................    15,252,814             --             --
  Goodwill, net....................................    23,123,820     25,911,332     24,661,486
  Other assets, net................................       774,516        373,369        392,208
                                                     ------------   ------------   ------------
          Total other assets.......................    39,151,150     26,284,701     25,053,694
                                                     ------------   ------------   ------------
          Total assets.............................  $ 47,525,750   $ 33,340,650   $ 32,146,551
                                                     ============   ============   ============

                              LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable.................................  $    514,877   $    463,310   $    620,523
  Payable to related party.........................            --             --        104,093
  Current maturities of long-term notes payable....     2,174,038      1,973,352      1,814,631
  Accrued expenses.................................     3,452,199      3,923,722      3,274,013
  Unearned revenues................................     3,709,328        499,407        247,867
                                                     ------------   ------------   ------------
          Total current liabilities................     9,850,442      6,859,791      6,061,127
NOTES PAYABLE, net of current maturities...........    25,306,462     12,314,460     13,189,460
NOTES PAYABLE, related party.......................     8,500,000             --             --
                                                     ------------   ------------   ------------
          Total liabilities........................    43,656,904     19,174,251     19,250,587
                                                     ------------   ------------   ------------
STOCKHOLDERS' EQUITY (DEFICIT):
  Convertible preferred stock, $10 par value;
     66,660 shares outstanding on December 31, 1998
     (liquidation value of $16,665,000 at December
     1998..........................................       666,596             --             --
  12% redeemable/convertible preferred stock, $10
     par value; 500,000 shares outstanding on
     December 31, 1998.............................     5,000,000             --             --
  Series A convertible preferred stock, $10 par
     value, 137,686 shares authorized, 136,359
     shares outstanding on December 31, 1999,
     liquidation preference $350 per share.........            --      1,363,590      1,371,090
  Common stock, $.001 par value; 50,000,000 shares
     authorized; 6,771,807 and 7,145,287 shares
     outstanding on December 31, 1998 and 1999,
     respectively..................................         6,771          7,145          7,506
  Warrants, net....................................        60,748        111,689        137,159
  Additional paid-in capital.......................    16,360,092     34,955,971     36,227,932
  Accumulated deficit..............................   (18,225,361)   (22,271,996)   (24,847,723)
                                                     ------------   ------------   ------------
          Total stockholders' equity...............     3,868,846     14,166,399     12,895,964
                                                     ------------   ------------   ------------
          Total liabilities and stockholders'
            equity.................................  $ 47,525,750   $ 33,340,650   $ 32,146,551
                                                     ============   ============   ============



        The accompanying notes to the consolidated financial statements are an integral part of these balance sheets.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                             SIX MONTHS ENDED
                                                  FOR THE YEARS ENDED DECEMBER 31,               JUNE 30,
                                               ---------------------------------------   -------------------------
                                                  1997          1998          1999          2000          1999
                                               -----------   -----------   -----------   -----------   -----------
                                                                                                (UNAUDITED)
Net Revenue..................................  $10,814,087   $20,203,850   $22,689,132   $11,267,325   $12,630,568
Operating Unit Expense.......................    7,018,392    12,610,489    14,899,687     8,345,011     7,645,012
                                               -----------   -----------   -----------   -----------   -----------
Operating Unit Margin........................    3,795,695     7,593,361     7,789,445     2,922,314     4,985,556
Operating Expenses:
  Amortization and depreciation..............    3,703,543     6,288,489     5,713,890     2,428,179     3,680,562
  General and administrative.................    1,595,181     2,488,058     2,546,935     1,034,094     1,344,530
  Selling, marketing and business
    development..............................      296,977     1,614,007     2,459,845     1,292,948     1,230,463
  Deferred compensation expense..............      862,034       609,103            --            --            --
                                               -----------   -----------   -----------   -----------   -----------
         Total operating expenses............    6,457,735    10,999,657    10,720,670     4,755,221     6,255,555
                                               -----------   -----------   -----------   -----------   -----------
    Loss from Operations.....................   (2,662,040)   (3,406,296)   (2,931,225)   (1,832,907)   (1,269,999)
Gain on Sale of Owned Subscriber Accounts....           --            --     1,899,155            --     2,649,184
Interest Expense.............................    1,899,155    (2,869,593)   (2,564,565)     (742,819)   (1,797,024)
                                               -----------   -----------   -----------   -----------   -----------
         Loss before income taxes............   (4,524,646)   (6,275,889)   (3,596,635)   (2,575,726)     (417,839)
Provision for Income Taxes...................           --            --            --            --            --
         Net loss............................   (4,524,646)   (6,275,889)   (3,596,635)   (2,575,726)     (417,839)
Dividends Accrued on Preferred Stock.........     (412,997)     (522,084)     (450,000)           --      (300,000)
                                               -----------   -----------   -----------   -----------   -----------
         Net loss available to common
            stockholders.....................  $(4,937,643)  $(6,797,973)   (4,046,635)   (2,575,726)     (717,839)
                                               ===========   ===========   ===========   ===========   ===========
Net Loss Per Share...........................  $     (1.16)  $     (1.06)  $      (.59)  $      (.36)  $      (.11)
                                               ===========   ===========   ===========   ===========   ===========
Weighted Average Number of Common Shares
  Outstanding................................    4,266,151     6,394,048     6,897,200     7,233,473     6,818,695
                                               ===========   ===========   ===========   ===========   ===========

The accompanying notes to the consolidated financial statements are an integral part of these statements.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                              CONVERTIBLE           12% REDEEMABLE
                                                        COMMON STOCK        PREFERRED STOCK        PREFERRED STOCK
                                                     ------------------   -------------------   ----------------------
                                                      SHARES     AMOUNT   SHARES     AMOUNT      SHARES      AMOUNT
                                                     ---------   ------   -------   ---------   --------   -----------
Balance, December 31, 1996.........................  3,699,375   $3,699    35,478   $ 354,780    344,165   $ 3,441,650
  Issuance of preferred stock......................         --      --     29,107     291,066         --            --
  Issuance of common stock related to deferred
    compensation plan..............................    162,265     162         --          --         --            --
  Issuance of common stock.........................  2,410,655   2,411         --          --         --            --
  Accrued dividends................................         --      --         --          --         --            --
  Net loss.........................................         --      --         --          --         --            --
                                                     ---------   ------   -------   ---------   --------   -----------
Balance, December 31, 1997.........................  6,272,295   6,272     64,585     645,846    344,165     3,441,650
  Issuance of preferred stock......................         --      --      2,075      20,750    155,835     1,558,350
  Issuance of common stock related to deferred
    compensation plan..............................    154,693     154         --          --         --            --
  Issuance of common stock.........................    344,819     345         --          --         --            --
  Warrants.........................................         --      --         --          --         --            --
  Accrued dividends................................         --      --         --          --         --            --
  Net loss.........................................         --      --         --          --         --            --
                                                     ---------   ------   -------   ---------   --------   -----------
Balance, December 31, 1998.........................  6,771,807   6,771     66,660     666,596    500,000     5,000,000
  Issuance of Series A Convertible preferred
    stock..........................................         --      --    (66,660)   (666,596)  (500,000)   (5,000,000)
  Issuance of common stock.........................    373,480     374         --          --         --            --
  Warrants.........................................         --      --         --          --         --            --
  Accrued dividends................................         --      --         --          --         --            --
  Net loss.........................................         --      --         --          --         --            --
                                                     ---------   ------   -------   ---------   --------   -----------
Balance, December 31, 1999.........................  7,145,287   7,145         --          --         --            --
                                                     =========   ======   =======   =========   ========   ===========
  Issuance of common stock.........................    360,813     361         --          --         --            --
  Warrants.........................................         --      --         --          --         --            --
  Net loss.........................................         --      --         --          --         --            --
                                                     ---------   ------   -------   ---------   --------   -----------
Balance, June 30, 2000 (unaudited).................  7,506,100   $7,506        --   $      --         --   $        --
                                                     =========   ======   =======   =========   ========   ===========



                                                  SERIES A CONVERTIBLE
                                                    PREFERRED STOCK                 ADDITIONAL                       TOTAL
                                                  --------------------                PAID-IN     ACCUMULATED    STOCKHOLDERS'
                                                  SHARES      AMOUNT     WARRANTS     CAPITAL       DEFICIT         EQUITY
                                                  -------   ----------   --------   -----------   ------------   -------------
Balance, December 31, 1996......................       --   $       --   $     --   $ 3,958,080   $ (6,489,745)   $ 1,268,464
  Issuance of preferred stock...................       --           --         --     4,267,793             --      4,558,859
  Issuance of common stock related to deferred
    compensation plan...........................       --           --         --       861,872             --        862,034
                                                                                                                      162,265
  Issuance of common stock......................       --           --         --     5,476,566             --      5,478,977
  Accrued dividends.............................       --           --         --            --       (412,997)      (412,997)
  Net loss......................................       --           --         --            --     (4,524,646)    (4,524,646)
                                                  -------   ----------   --------   -----------   ------------    -----------
Balance, December 31, 1997......................       --           --         --    14,564,311    (11,427,388)     7,230,691
  Issuance of preferred stock...................       --           --         --       224,250             --      1,803,350
  Issuance of common stock related to
    compensation plan...........................       --           --         --       608,949             --        609,103
                                                                                                                      154,693
  Issuance of common stock......................       --           --         --       962,582        962,927
  Warrants......................................       --           --     60,748            --             --         60,748
  Accrued dividends.............................       --           --         --            --       (522,084)      (522,084)
  Net loss......................................       --           --         --            --     (6,275,889)    (6,275,889)
                                                  -------   ----------   --------   -----------   ------------    -----------
Balance, December 31, 1998......................       --           --     60,748    16,360,092    (18,225,361)     3,868,846
  Issuance of Series A Convertible preferred
    stock.......................................  136,359    1,363,590         --    17,972,922             --     13,669,916
  Issuance of common stock......................       --           --         --       622,957             --        623,331
  Warrants......................................       --           --     50,941            --             --         50,941
  Accrued dividends.............................       --           --         --            --       (450,000)      (450,000)
  Net loss......................................       --           --         --            --     (3,596,635)    (3,596,635)
                                                  -------   ----------   --------   -----------   ------------    -----------
Balance, December 31, 1999......................  136,359    1,363,590    111,689    34,955,971    (22,271,996)    14,166,399
                                                  =======   ==========   ========   ===========   ============    ===========
  Issuance of common stock......................      750        7,500         --     1,271,961             --      1,279,822
  Warrants......................................       --           --     25,470            --             --         25,470
  Net loss......................................       --           --         --            --     (2,575,727)    (2,575,727)
                                                  -------   ----------   --------   -----------   ------------    -----------
Balance, June 30, 2000 (unaudited)..............  137,109   $1,371,090   $137,159   $36,227,932   $(24,847,723)   $12,895,964
                                                  =======   ==========   ========   ===========   ============    ===========


The accompanying notes to the consolidated financial statements are an integral part of these statements.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                                               THE SIX MONTHS ENDED
                                                    FOR THE YEARS ENDED DECEMBER 31,                 JUNE 30,
                                               ------------------------------------------   --------------------------
                                                   1997           1998           1999          2000           1999
                                               ------------   ------------   ------------   -----------   ------------
                                                                                                   (UNAUDITED)
Cash Flows From Operating Activities:
  Net loss...................................  $ (4,524,646)  $ (6,275,889)  $ (3,596,635)  $(2,575,726)  $   (417,839)
  Adjustments to reconcile net loss to net
    cash (used for) provided by operating
    activities --
    Gain on sale of owned subscriber
      accounts...............................            --             --     (1,899,155)           --     (2,649,184)
    Issuance of common stock for services....            --         16,502         67,226        59,169         12,041
    Amortization and depreciation............     3,703,543      6,288,489      5,713,890     2,231,214      3,680,562
    Deferred compensation expense............       862,034        609,103             --            --             --
    Warrants and stock issued under dealer
      stock incentive plan...................            --         70,402        255,282       110,414        112,072
    Changes in assets and liabilities --
      Accounts receivable, net...............    (1,047,691)      (304,071)     2,156,519      (494,145)     1,239,979
      Other current assets...................        46,147         97,990       (209,187)     (184,034)      (107,005)
      Other long-term assets.................       (63,598)       (22,952)        92,322       (58,139)        92,322
      Accounts payable.......................       (36,503)      (235,706)      (176,567)      261,306         22,098
      Accrued expenses.......................     1,481,086        174,850        424,136      (649,711)     1,204,630
      Unearned revenue.......................       279,937        (55,703)    (3,139,285)     (251,540)    (1,398,145)
                                               ------------   ------------   ------------   -----------   ------------
         Net cash provided by (used for)
           operating activities..............       700,309        363,015       (311,454)   (1,551,192)     1,793,531
                                               ------------   ------------   ------------   -----------   ------------
Cash Flows From Investing Activities:
  Purchase of contract rights to monitor
    security systems, net....................    (8,056,738)    (3,897,659)    (1,517,537)           --     (1,528,800)
  Proceeds from sale of owned subscriber
    accounts.................................            --             --     22,195,906            --     22,195,906
  Purchase of fixed assets...................      (311,612)    (1,752,860)    (1,629,484)     (428,249)      (822,060)
  Cash paid for acquisition, net.............    (5,818,484)   (12,431,112)    (5,232,197)      (39,194)            --
                                               ------------   ------------   ------------   -----------   ------------
         Net cash provided by (used for)
           investing activities..............   (14,186,834)   (18,081,631)    13,816,688      (467,443)    19,845,046
                                               ------------   ------------   ------------   -----------   ------------
Cash Flows From Financing Activities:
  Proceeds from issuance of capital stock....     9,987,836      2,048,351        192,500     1,037,250         25,000
  Dividends accrued on preferred stock.......      (412,997)      (522,084)      (450,000)           --       (300,000)
  Deferred financing costs...................      (385,400)            --       (393,020)           --             --
  Proceeds from stockholders receivable......        25,180         50,000             --            --             --
  Repayment of notes payable to related
    parties..................................      (136,000)            --             --            --             --
  Proceeds from notes payable to related
    parties..................................     5,000,000      3,000,000      1,500,000            --             --
  Repayment of notes payable.................    (4,358,280)      (578,588)   (20,856,438)     (158,721)   (20,476,485)
  Proceeds from notes payable................     8,655,464      9,680,173      5,652,376       875,000      1,500,000
                                               ------------   ------------   ------------   -----------   ------------
         Net cash provided by (used for)
           financing activities..............    18,375,803     13,677,852    (14,354,582)    1,753,529    (19,251,485)
                                               ------------   ------------   ------------   -----------   ------------
Increase (Decrease) in Cash..................     4,889,278     (4,040,764)      (849,348)     (265,106)     2,387,092
Cash and Cash Equivalents, beginning of
  year.......................................       632,355      5,521,633      1,480,869       631,521      1,480,869
                                               ------------   ------------   ------------   -----------   ------------
Cash and Cash Equivalents, end of year.......  $  5,521,633   $  1,480,869   $    631,521   $   366,415   $  3,867,961
                                               ============   ============   ============   ===========   ============


The accompanying notes to the consolidated financial statements are an integral part of these statements.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
         DECEMBER 31, 1997, 1998 AND 1999 AND JUNE 30, 2000 (UNAUDITED)

1. DESCRIPTION OF THE BUSINESS

  Company Background

     Security Associates International, Inc. ("SAI" or "the Company") provides monitoring services to independent alarm dealers on a subcontract basis. Revenues are composed primarily of fees for monitoring services.

2. SUMMARY OF MAJOR ACCOUNTING POLICIES

  Principles of Consolidation

     The financial statements consolidate the accounts of SAI, and its wholly owned subsidiaries. All intercompany items and transactions have been eliminated.

  Use of Estimates

     The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Revenue Recognition

     Monitoring fee revenue is recognized as earned over the related contract period. Services may be billed in advance on a monthly, quarterly or annual basis and amounts not earned are included as unearned revenues.

  Accounts Receivable

     The Company grants unsecured trade credit to customers in the normal course of business. Receivables in the accompanying consolidated balance sheets are net of reserves for doubtful accounts of approximately $737,000, $499,000 and $390,200 as of December 31, 1998 and 1999, and June 30, 2000, respectively.

  Other Current Assets

     Other current assets include prepaid expenses of $280,558 and $456,117 at December 31, 1998 and 1999 and $436,030 at June 30, 2000. The remaining balance for each of the periods presented is comprised primarily of deposits, except for June 30, 2000 which also includes $217,023 in deferred acquisition costs that will be capitalized as part of the purchase price in the KC Acquisition purchase.

  Goodwill


     Goodwill is recorded as the intangible value assigned to dealer contracts to perform monitoring services and is amortized on a straight-line basis over a period of three to fifteen years. The Company regularly reviews the performance of acquired businesses to evaluate the realizability of the underlying goodwill. Goodwill in the accompanying consolidated balance sheets is net of accumulated amortization of approximately $2,724,000, and $4,861,000 as of December 31, 1998 and 1999, respectively and approximately $6,600,000 as of June 30, 2000.


  Other Long-Term Assets

     Other long-term assets consist primarily of deferred financing costs. The deferred financing costs are being amortized over the life of the related loan. Other long-term assets in the accompanying consolidated

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

balance sheets are net of accumulated amortization of approximately $301,000 and $20,000 as of December 31, 1998 and 1999, respectively and $60,697 as of June 30, 2000.

  Furniture and Equipment


     Furniture and equipment are stated at cost. Depreciation is calculated using straight-line methods for both financial statement and income tax purposes over an estimated useful life of three to seven years. Depreciation expense for 1998 and 1999 was approximately $349,000 and $1,028,000 and for the six months ended June 30, 2000 was approximately $828,200.


     The following is a summary of furniture and equipment by major class of assets:

                                                        DECEMBER 31,
                                                   -----------------------    JUNE 30,
                                                      1998         1999         2000
                                                   ----------   ----------   -----------
                                                                             (UNAUDITED)
Equipment........................................  $3,388,570   $5,310,710   $5,692,177
Automobiles/trucks...............................      20,188       20,188       20,188
Leasehold improvements...........................     121,054      282,365      283,026
Work in process..................................     113,202           --       65,364
                                                   ----------   ----------   ----------
                                                    3,643,014    5,613,263    6,060,755
Less -- Accumulated depreciation.................     668,668    1,567,739    2,391,396
                                                   ----------   ----------   ----------
                                                   $2,974,346   $4,045,524   $3,669,359
                                                   ==========   ==========   ==========

  Rent Expense

     The Company leases its office building and the facilities from which their central stations operate for various periods and amounts through the year 2004. Rent expense was approximately $511,000, $830,000 and $920,000 for the years ended December 31, 1997, 1998 and 1999, respectively and $648,250 for the six months ended June 30, 2000.

     Future minimum lease payments are as follows:

As of December 31
     2000.................................................  $974,225
     2001.................................................   827,000
     2002.................................................   789,000
     2003.................................................   497,000
     2004 and thereafter..................................   374,400
                                                            ========

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Accrued Expenses

     Accrued expenses are composed of the following:

                                                        DECEMBER 31,
                                                   -----------------------    JUNE 30,
                                                      1998         1999         2000
                                                   ----------   ----------   -----------
                                                                             (UNAUDITED)
Accrued interest.................................  $1,569,920   $  188,741   $  277,105
Accrued dividends................................     935,081           --           --
Accrued payroll and vacation.....................     377,840      775,558      774,552
Accruals related to sale of owned subscriber
  accounts.......................................          --    2,260,289    1,718,224
Accrued telephone................................     104,900      148,675      172,807
Other............................................     464,458      550,459      331,325
                                                   ----------   ----------   ----------
                                                   $3,452,199   $3,923,722   $3,274,013
                                                   ==========   ==========   ==========

  Income Taxes

     SAI accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). As of December 31, 1998 and 1999, SAI had net operating loss carryforwards of approximately $16.0 million and $16.9 million, respectively. The net operating loss carryforward as of June 30, 2000 was $20.6 million. The tax net operating losses begin to expire in 2005. As of December 31, 1998 and 1999 and June 30, 2000 no tax benefit has been recognized for these loss carryforwards.

     The components of the Company's deferred tax assets are as follows:

                                                      DECEMBER 31,
                                                -------------------------    JUNE 30,
                                                   1998          1999          2000
                                                -----------   -----------   -----------
                                                                            (UNAUDITED)
Net operating loss carryforwards..............  $ 6,181,000   $ 6,491,000   $ 7,482,000
Temporary timing differences..................      606,000     1,324,000     1,209,000
                                                -----------   -----------   -----------
          Total deferred tax assets...........    6,787,000     7,815,000     8,691,000
Valuation allowance...........................   (6,787,000)   (7,815,000)   (8,691,000)
                                                -----------   -----------   -----------
          Net deferred tax assets.............  $        --   $        --   $        --
                                                ===========   ===========   ===========

  Net Loss Per Share

     Net loss per share is computed based upon the weighted number of common shares outstanding during the periods presented. Stock options and Series A Convertible Preferred Stock have not been included in the calculation of net loss per share as their effect would be antidilutive.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Statement of Cash Flows

     SAI considers investments purchased with an original maturity of three months or less to be cash equivalents. Supplemental cash flow information includes the following:


                                             DECEMBER 31,                     JUNE 30,
                                 ------------------------------------   ---------------------
                                    1997         1998         1999        2000        1999
                                 ----------   ----------   ----------   --------   ----------
                                                                             (UNAUDITED)
Supplemental schedule of cash
  flow information --
  Cash paid during the year for
     interest..................  $1,141,493   $2,177,909   $1,861,887   $691,035   $1,318,104
Supplemental schedule of
  noncash activities --
  Issuance of stock for
     subscription receivable...      50,000           --           --         --           --
  Issuance of stock for central
     station and contract
     rights acquisitions.......          --      691,770      337,478     98,460       33,273
  Accrued expenses incurred in
     the sale of owned
     subscriber accounts.......          --           --    3,097,278         --    2,347,728
  Purchase of contract rights
     reduced by unearned
     revenue acquired..........     580,616      397,544      149,710         --      149,710
  Note payable from sale of
     owned subscriber
     accounts..................          --           --    1,800,000         --    1,800,000
  Subordinated debt paid for
     with Series A Convertible
     Preferred Stock...........          --           --   10,000,000         --           --
  Accrued interest and
     dividends paid for with
     Series A Convertible
     Preferred Stock...........          --           --    3,576,166         --           --
  Holdback notes reduced due to
     account attrition.........     476,492      505,518      279,629         --           --
  Purchase of contract rights
     with notes................   1,021,813      863,921      245,850         --      211,374


  Fair Value of Financial Instruments


     The fair value of the Company's long-term debt, which approximates the carrying value, is estimated based on the current rates offered to SAI for debt of the same remaining maturities.


  Reclassifications

     The presentation of the statement of operations has been changed to more clearly depict SAI's activities. Therefore, prior period results have been reclassified to conform to the new presentation.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3. ACQUISITIONS

     In November and December 1999, SAI acquired four central monitoring stations located in the U.S. All of these acquisitions were accounted for under the purchase method of accounting. SAI acquired these central monitoring stations with $5,232,197 in cash plus 100,000 shares of the SAI's common stock with a fair market value of $200,000 at the time of acquisition. Total goodwill of $5,401,181 was recorded and is being amortized over a 3-15 year period. The consolidated financial statements include the results of these acquired companies since the date of acquisition.

     In 1998, the Company acquired seven central monitoring stations located in the U.S. All of these acquisitions were accounted for under the purchase method of accounting. The Company acquired these companies with $12,431,113 in cash plus 89,000 shares of the Company's common stock with a fair market value of $510,062 at the time of the acquisition. Total goodwill of $12,567,650 was recorded and is being amortized over a 3-15 year period. The consolidated financial statements include the results of these acquired companies since the date of acquisition.

     On November 24, 1997, SAI purchased the stock of a central station. The acquisition was accounted for under the purchase method of accounting. The purchase price was $5,000,000 in cash. Goodwill of approximately $5,088,000 was recorded as a result of this transaction and is being amortized over 15 years.

     The following pro forma consolidated results of operations have been prepared as if the acquisitions of central monitoring stations occurred at the beginning of the year of acquisition and in the year immediately preceding the acquisition. The sale of the owned subscriber accounts discussed in Note 5 is shown as if the transaction occurred at the beginning of 1998 and 1999. The pro forma results of operations includes adjustments for amortization of intangible assets and changes in interest expense corresponding to changes in debt (dollars in 000's):

                                                      1997         1998          1998
                                                   ----------   -----------   ----------
                                                                (UNAUDITED)
Monitoring fees and other revenues...............  $   21,130   $   17,146    $   18,969
Selling and administrative expenses..............      18,017       15,589        18,166
Payroll expense paid to terminated employees.....         578        1,219            --
Amortization and depreciation....................       5,419        2,468         3,395
                                                   ----------   ----------    ----------
  Loss from operations...........................      (2,884)      (2,130)       (2,592)
Interest expense.................................       2,955        1,252         1,589
                                                   ----------   ----------    ----------
  Loss before income taxes.......................      (5,839)      (3,382)       (4,181)
Income tax expense...............................          --           --            --
                                                   ----------   ----------    ----------
          Net loss...............................      (5,839)      (3,382)       (4,181)
Dividends accrued on preferred stock.............         413          522           450
                                                   ----------   ----------    ----------
Net loss available to common stockholders........  $   (6,252)  $   (3,904)       (4,631)
                                                   ==========   ==========    ==========
Net loss per share...............................  $    (1.45)  $     (.61)   $     (.66)
Weighted average shares outstanding..............   4,301,151    6,429,048     6,980,533
                                                   ==========   ==========    ==========

     The pro forma statement of income does not purport to represent what the Company's results of operations would actually have been had the acquisition or disposition been effected for the periods presented, or to predict the Company's results of operations for any future period.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4. PREFERRED STOCK

     On September 30, 1999, SAI entered into the Second Amendment to Security Associates International, Inc. Common Stock Subscription and Purchase Agreement with TJS Partners, L.P., SAI's principal stockholder. Pursuant to this agreement: (i) $10,000,000 of subordinated debt and accrued interest owed by SAI to TJS Partners, L.P.; (ii) 66,910 shares of Convertible Preferred Stock; and,
(iii) 500,000 shares of 12% Redeemable Preferred Stock, together with all accrued dividends were exchanged for 135,709 shares of newly designated Series A Convertible Preferred Stock.

     The Series A Convertible Preferred Stock has a $10 par value, a liquidation preference of $350 per share and is convertible into 13,570,900 shares of SAI's common stock. The Series A Convertible Preferred Stock is also entitled to receive dividends equal to those that would have been received if the holder had converted into common stock.

     The holder of Series A Convertible Preferred Stock is entitled to vote on all matters on which holders of SAI's common stock are entitled to vote, on an as-converted basis. However, the total voting power of all securities owned by the holder of Series A Convertible Preferred Stock is limited to a maximum of 45% of the total number of votes eligible to vote on a matter submitted to our stockholders.


     In connection with the restructuring, SAI's By-laws were amended to increase the percentage of votes required to approve matters presented to the stockholders from a simple majority to requiring approval by greater than sixty percent (60%). This super-majority provision will be in effect for as long as TJS Partners, L.P. owns thirty percent (30%) of SAI's common stock on an as-converted basis. Additionally, for so long as TJS Partners, L.P. owns at least fifteen percent (15%) of SAI's common stock on an as-converted basis, SAI's Board of Directors will consist of five directors.


5. SALE OF OWNED SUBSCRIBER ACCOUNTS

     On June 30, 1999 SAI sold its portfolio of approximately 27,000 owned subscriber accounts to an unaffiliated third party. SAI will continue to monitor these accounts.

     The total transaction value was $22,800,000 of which $1,800,000 was a loan extended by the purchaser. The loan is due on June 30, 2000 and bears interest at the rate of 8% per annum. The loan and interest will be considered paid in full with no cash paid by SAI, if during the term of the loan SAI meets certain minimum new business referral targets.

     SAI also agreed to guarantee attrition between 8% and 13% on a substantial majority of the portfolio sold for a one year period. The remaining small portion of the portfolio has a substantially higher attrition guarantee percentage. An accrual for $1,700,000 was recorded to recognize this guarantee. Additionally, SAI recorded an accrual of $547,000 for severance and related expenses and an accrual for $850,000 to provide for moving the accounts sold to phone lines owned by the purchaser.

6. LONG-TERM NOTES PAYABLE

     On September 30, 1999, SAI refinanced its previous $30,000,000 line of credit with FINOVA Capital Corporation. This previous line of credit had a principal balance outstanding of approximately $6,600,000 on the closing date. The refinancing with FINOVA and Citizens Bank consists of a term loan and an acquisition line of credit. The term loan was in the principal amount of $7,000,000, which covered SAI's existing indebtedness to FINOVA and working capital. The acquisition line of credit of up to $38,000,000 is solely for acquisitions of central monitoring stations. SAI may draw on this line of credit through March 31, 2001. The Company is currently negotiating with its financing sources to modify its financing arrangements. Management believes that these arrangements will provide adequate resources to fund current needs. Both the

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


term loan and the acquisition line of credit bear initial interest at a variable rate of prime plus 0.75% (9.25% at year end, 10.25% at June 30, 2000). The interest rate is, however subject to an upward adjustment depending on the loan to recurring monthly revenue ratio. The loans mature as follows:


                    2.75% per quarter, beginning July, 2001
                    3.0% per quarter, beginning April, 2002
                    4.25% per quarter, beginning April, 2003
                   5.75% per quarter, beginning April, 2004,
                         balance due December 31, 2004

     Long-term debt consists of the following notes payable:

                                                      DECEMBER 31,
                                                -------------------------    JUNE 30,
                                                   1998          1999          2000
                                                -----------   -----------   -----------
                                                                            (UNAUDITED)
Note payable to Finova........................  $26,609,730   $12,314,460   $13,189,460
Note payable in connection with sale of owned
  subscriber accounts.........................           --     1,800,000     1,800,000
Notes payable to Alarm Dealers................      786,806       162,998        14,631
Other.........................................       83,964        10,354            --
                                                -----------   -----------   -----------
          Total long-term debt................   27,480,500    14,287,812    15,004,091
Current maturities............................   (2,174,038)   (1,973,352)   (1,814,631)
                                                -----------   -----------   -----------
                                                $25,306,462   $12,314,460   $13,189,460
                                                ===========   ===========   ===========
Notes payable to stockholder..................  $ 8,500,000            --            --
                                                ===========   ===========   ===========

     Future maturities of long-term debt are as follows:

                     As of December 31
2001........................................................      725,000
2002........................................................    1,550,000
2003........................................................    2,077,000
2004........................................................    8,837,460
                                                               ----------
                                                               13,189,460
                                                               ==========

7. EMPLOYEE BENEFIT PLAN

     In April 1997, the Company adopted a 401(k) plan. Effective June 1, 1997, employees were enrolled subject to the eligibility requirements of the plan. The Company matches participant contributions up to 50% of the first 4% of each participant's compensation that is contributed to the plan. Company contributions to the plan in 1999, 1998 and 1997 were approximately $85,000, $24,200 and $6,000, respectively. Company contributions to the plan during the first quarter of 2000 were approximately $51,500.

     On April 1, 1999 SAI adopted an employee stock purchase plan to provide employees an opportunity to purchase shares of its common stock through payroll deductions. Under this Plan, eligible employees may purchase shares of SAI common stock at 85% of their market value on April 1, 1999. Individual purchases of stock may not exceed $25,000 in fair market value annually (determined at the time of grant). Employees in the plan as of April 1, 1999 will be entitled to receive their shares on July 1, 2001. Total shares committed, based on employees currently in the plan, are approximately 100,000.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8. LEGAL PROCEEDINGS

     From time to time SAI experiences routine litigation in the normal course of its business. As these claims fall primarily under available insurance coverage, management does not believe that any pending litigation will have a material adverse effect on the Company's financial condition or results of operations.


     In June, 2000 a complaint was filed naming a subsidiary of SAI among other parties seeking damages in excess of $4.0 million. SAI believes it has no liability in this matter and will vigorously defend its position.


9. STOCK OPTIONS AND WARRANTS

     At the discretion of management and approval by the Board of Directors, the Company may grant options and warrants to purchase shares of the Company's common stock and convertible preferred stock to certain individuals. The exercise price may not be less than fair market value of the common stock at the date of grant. Management and the Board of Directors determine vesting periods and expiration dates at the time of grant.

     The Company applies APB Opinion No. 25 in accounting for options and warrants issued to employees and directors. Accordingly, no compensation cost has been recognized for stock options and warrants granted to those individuals.

     In January 2000 SAI issued options to purchase 815,000 shares of common stock to its officers and directors under a stock option plan pending approval by our stockholders. Options to purchase these shares have an exercise price of $2.75 per share, vest over a two year period and expire 6 years from the date of the grant. Additional options to purchase 100,000 shares at an exercise price of $2.88 per share were issued to new officers of SAI and 123,000 options to purchase shares at an exercise price of $3.13 per share were issued to key employees. These options expire 6 years from the date of grant and vest over a three year period. The options are valued at $1.62, $1.71 and $1.85, per share respectively under the Black-Scholes option pricing model.

     On July 8,1999 the Company issued options to purchase 1,580,000 shares of common stock to its officers and directors under a stock option plan approved by the shareholders. Options to purchase 790,000 of these shares have an exercise price of $4.50 per share and the remaining options have an exercise price of $6.00 per share. All options expire 6 years from the date of grant and vest over a three year period. Had compensation costs for the stock options and warrants issued to directors and employees been determined based on the fair value at their grant date, the Company's net income and earnings per share would have been reduced to the pro forma amounts indicated below:

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     In May 2000, SAI issued options to purchase 150,000 shares of common stock at a strike price of $3.625 per share to a director in return for his services as a broker. These options vest immediately and expire 60 days from the date of the grant. The options are valued at .32 each under the Black-Scholes option pricing model. The aggregate value of the options ($56,000) will be capitalized as part of the purchase price in SAI's merger with KC Acquisition. The options were exercised in June 2000.

                                                        DECEMBER 31,
                                           ---------------------------------------    JUNE 30,
                                              1997          1998          1999          2000
                                           -----------   -----------   -----------   -----------
                                                                                     (UNAUDITED)
Net loss --
  As reported............................  $(4,524,646)  $(6,275,889)  $(4,046,635)  $(2,575,726)
  Pro forma..............................   (4,670,146)   (6,363,889)   (5,887,335)   (4,294,576)
Primary loss per share --
  As reported............................        (1.16)        (1.06)         (.59)         (.36)
  Pro forma..............................        (1.19)        (1.07)         (.85)         (.59)

     The Company also issues warrants and stock to dealers under its dealer incentive program. The stock and warrants issued under this program vest 25% upon issuance and 25% on each of the first three anniversary dates after issuance. The number of shares and warrants issued under this program at December 31, 1998 and 1999 were 254,912 and 548,802 respectively. The amount charged to expense related to stock and warrants issued under this program was $255,282 and $70,402 during 1999 and 1998, respectively. The share value was determined based on the market price of the Company's stock on the date of issuance. The fair value of each option and warrant was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions; risk-free interest rates between 4.53% and 6.17%; zero dividend yield; expected lives through the expiration dates; and volatility between 42.30% and 135.46%.

     The following summarizes the stock options and warrants for common stock as of December 31, 1997, 1998 and 1999, and March 31, 2000 and the changes during the periods then ending:

                                  1997                  1998                  1999              JUNE 30, 2000
                          --------------------   ------------------   --------------------   --------------------
                                      WEIGHTED             WEIGHTED               WEIGHTED               WEIGHTED
                                      AVERAGE              AVERAGE                AVERAGE                AVERAGE
                                      EXERCISE             EXERCISE               EXERCISE               EXERCISE
                           SHARES      PRICE     SHARES     PRICE      SHARES      PRICE      SHARES      PRICE
                          ---------   --------   -------   --------   ---------   --------   ---------   --------
                                                                                                 (UNAUDITED)
Beginning of period.....  1,840,878    $ .74     480,223    $1.76       418,827    $3.53     1,908,827    $5.18
  Granted...............     50,000     6.00     181,104     6.00     1,580,000     5.25     1,188,000     2.91
  Exercised.............  1,410,655      .55     207,500     1.18        90,000     1.07       297,222     2.96
  Canceled..............         --       --      35,000     6.00            --       --        25,000     3.00
                          ---------    -----     -------    -----     ---------    -----     ---------    -----
End of period...........    480,223    $1.76     418,827    $3.53     1,908,827    $5.18     2,774,605    $4.45
                          =========    =====     =======    =====     =========    =====     =========    =====
Exercisable as of end of
  period................    405,223              252,999                268,275                672,720
                          =========              =======              =========              =========

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The future expiration of the common stock options is as follows:


                                               OPTIONS OUTSTANDING    OPTIONS EXERCISABLE
                                               --------------------   --------------------
                                                           WEIGHTED              WEIGHTED
                                                NUMBER     AVERAGE     NUMBER     AVERAGE
                                                  OF       EXERCISE      OF      EXERCISE
                                                SHARES      PRICE      SHARES      PRICE
                                               ---------   --------   --------   ---------
As of December 31 --
     2000....................................
     2002....................................    156,104     6.00      95,552       6.00
     2003....................................     22,723     4.14      22,723       4.14
     2004....................................     25,000     6.00      25,000       6.00
     2005....................................  2,570,778     5.25     529,445       4.50
     June 30, 2006...........................         --       --          --         --
                                               ---------    -----     -------      -----
                                               2,774,605    $5.29     672,720      $4.76
                                               =========    =====     =======      =====


     The Company has granted stock options and warrants to purchase shares of convertible preferred stock which mirror certain of the Common Stock options and warrants listed above and are only exercisable upon exercise of the respective Common Stock options and warrants.

     The following summarizes the stock options and warrants for convertible preferred stock as of December 31, 1997, 1998 and 1999, and the changes during the years then ended:

                                 1997                1998                1999            JUNE 30, 2000
                           -----------------   -----------------   -----------------   -----------------
                                    WEIGHTED            WEIGHTED            WEIGHTED            WEIGHTED
                                    AVERAGE             AVERAGE             AVERAGE             AVERAGE
                                    EXERCISE            EXERCISE            EXERCISE            EXERCISE
                           SHARES    PRICE     SHARES    PRICE     SHARES    PRICE     SHARES    PRICE
                           ------   --------   ------   --------   ------   --------   ------   --------
                                                                                          (UNAUDITED)
Beginning of year........  33,409   $153.65    4,302    $130.46    2,227    $137.79    1,327    $153.80
    Granted..............      --        --       --         --       --         --      250     300.00
    Exercised............  29,107    156.62    2,075     118.07      900     106.94      750     133.33
    Canceled.............      --        --       --         --       --         --       --         --
                           ------   -------    -----    -------    -----    -------    -----    -------
End of year/period.......   4,302   $130.46    2,227    $137.79    1,327    $153.80      327    $ 88.97
                           ======   =======    =====    =======    =====    =======    =====    =======

10. SEGMENT INFORMATION

     Effective January 1, 1998, the Company adopted FASB No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement requires that public business enterprises report certain financial information in a similar manner as reported to the chief operating decision makers of the Company for the purposes of evaluating performance and allocating resources to the various operating segments. For the purposes of this disclosure, the Company has identified two operating segments, based upon the types of customers served. The Company owns accounts to which it invoices subscribers directly for monitoring services. The Company also provides monitoring to dealers in its central station operation.

     The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates performance based on operating income or loss before interest and income taxes and operating cash flows as defined by operating income or loss plus depreciation and amortization. The Company does not separately identify interest expense, for its operating segments. Intersegment sales and transfers are immaterial and therefore not disclosed below. The Company also does not allocate corporate, general and administrative and payroll expense to its operating segments.

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                                AND SUBSIDIARIES

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     On June 30, 1999 SAI sold its owned accounts. See Note 5.

     Financial data by operating segment together with the items necessary to reconcile these amounts to the consolidated financial statements are shown below for the years ended December 31, 1997, 1998 and 1999:


                                                                        CORPORATE
                                              OWNED        CENTRAL         AND
                                            ACCOUNTS       STATION     INTERCOMPANY   CONSOLIDATED
                                           -----------   -----------   ------------   ------------
Year Ended December 31, 1997 --
  Revenues...............................  $ 5,018,234   $ 6,680,882   $  (885,029)   $10,814,087
  Selling, marketing and business
     Development expenses................           --            --       296,977        296,977
  Depreciation and amortization..........    2,941,458       762,085            --      3,703,543
  Operating income (loss)................     (724,526)      816,678    (2,754,192)    (2,662,040)
  Total assets...........................   20,531,034    15,477,669            --     36,008,703
  Capital expenditures...................      141,419       170,193            --        311,612
                                           -----------   -----------   -----------    -----------
Year Ended December 31, 1998 --
  Revenues...............................  $ 6,942,036   $14,667,212   $(1,405,398)   $20,203,850
  Selling, marketing and business
     development expenses................           --            --     1,614,007      1,614,007
  Depreciation and amortization..........    4,292,171     1,996,318            --      6,288,489
  Operating income (loss)................   (1,074,121)    1,684,500    (4,016,675)    (3,406,296)
  Total assets...........................   20,174,732    27,351,018            --     47,525,750
  Capital expenditures...................      281,360     1,358,298       113,202      1,752,860
                                           -----------   -----------   -----------    -----------
Year Ended December 31, 1999 --
  Revenues...............................  $ 3,720,169   $19,768,281   $  (799,318)   $22,689,132
  Selling, marketing and business
     development expenses................           --       851,125     1,608,720      2,459,845
  Depreciation and amortization..........    2,319,183     3,331,253        63,454      5,713,890
  Operating income (loss)................     (338,779)    1,063,340    (3,655,786)    (2,931,225)
  Total assets...........................           --    31,688,384     1,652,266     33,340,650
  Capital expenditures...................           --     1,527,455       102,029      1,629,484
                                           -----------   -----------   -----------    -----------
Six months ended June 30, 2000
  (unaudited)
  Revenues...............................    3,720,169     9,702,368      (791,969)    12,630,568
  Depreciation and amortization..........    2,319,183     1,361,379            --      3,680,562
  Operating income (loss)................     (338,779)      706,681    (1,637,901)    (1,269,999)


     The Company is currently providing services to customers only within the United States and all long-lived assets are located in the United States. No single customer accounted for more than 10% of the Company's revenues.

                                                                       EXHIBIT D



                              KC ACQUISITION CORP.


                              FINANCIAL STATEMENTS


     INCLUDED ARE THE FINANCIAL STATEMENTS OF: (1) KC ACQUISITION CORP. FOR THE YEARS ENDED DECEMBER 31, 1998 AND DECEMBER 31, 1999 AND FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED); (2) KING CENTRAL, INC. (KC ACQUISITION CORP.'S PREDECESSOR) FOR THE YEAR ENDED DECEMBER 31, 1997; AND (3) GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY (MONITAL SIGNAL CORPORATION) FOR THE YEARS ENDED MARCH 31, 1999 AND MARCH 31, 2000.


                           KC ACQUISITION CORPORATION
                                 AND SUBSIDIARY

                              FINANCIAL STATEMENTS
                                  YEARS ENDED
                           DECEMBER 31, 1999 AND 1998

                            AND THE SIX MONTHS ENDED


                           JUNE 30, 2000 (UNAUDITED)


                                    CONTENTS


                                                               PAGE
                                                               ----
Independent Auditors' Report................................   D-2
Consolidated Financial Statements
  Consolidated Balance Sheets...............................   D-3
  Consolidated Statements of Operations.....................   D-4
  Consolidated Statements of Shareholders' Equity
     (Deficiency)...........................................   D-5
  Consolidated Statements of Cash Flows.....................   D-6
  Notes to Consolidated Financial Statements................   D-8

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
KC Acquisition Corporation
Hackensack, New Jersey

     We have audited the accompanying consolidated balance sheets of KC Acquisition Corporation and Subsidiary as of December 31, 1999 and 1998, and the related consolidated statements of operations, shareholders' equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of KC Acquisition Corporation and Subsidiary as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                            LIPMAN, SELZNICK & WITKOWSKI

                                            A Professional Corporation

June 1, 2000
Edison, New Jersey

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS


                                                                DECEMBER 31,
                                                          -------------------------    JUNE 30,
                                                             1998          1999          2000
                                                          -----------   -----------   -----------
                                                                                      (UNAUDITED)
                                             ASSETS

Current assets
  Cash and cash equivalents.............................  $ 1,195,148   $   728,886   $ 1,451,143
  Accounts receivable, net..............................      465,430       568,347     1,243,852
  Accounts receivable, related party....................      232,395       130,414       231,961
  Prepaid expenses......................................       64,545        59,208       186,781
                                                          -----------   -----------   -----------
          Total current assets..........................    1,957,518     1,486,855     3,113,737
                                                          -----------   -----------   -----------
Furniture, equipment and improvements, net..............      983,372     1,517,977     2,527,602
                                                          -----------   -----------   -----------
Intangible assets
  Contract rights to monitor security systems, net......   16,882,864    18,459,545    28,109,953
  Debt issuance costs, net..............................    2,142,661     2,405,601     2,384,104
  Other.................................................      126,500        54,667        21,420
                                                          -----------   -----------   -----------
                                                           19,152,025    20,919,813    30,515,477
                                                          -----------   -----------   -----------
Other assets............................................      260,689       383,685       755,964
                                                          -----------   -----------   -----------
          Total assets..................................  $22,353,604   $24,308,330   $36,912,780
                                                          ===========   ===========   ===========

                        LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
  Current portion of related party debt.................  $ 1,177,300   $ 1,815,054   $ 3,189,063
  Current portion of long-term debt.....................      190,222       155,306       156,133
  Accounts payable......................................      484,839       512,225       594,656
  Accrued expenses and other............................      418,739       854,294     1,165,723
  Customer deposits.....................................      136,675       157,371       128,358
  Deferred revenue......................................    1,837,372     1,781,585     2,865,736
                                                          -----------   -----------   -----------
          Total current liabilities.....................    4,245,147     5,275,835     8,099,669
                                                          -----------   -----------   -----------
Long-term liabilities
  Related party debt, net of current portion............   16,599,388    20,511,385    32,195,099
  Long-term debt, net of current portion................      322,308       166,596     1,594,967
  Due to officer........................................      715,663       191,556       122,859
                                                          -----------   -----------   -----------
          Total long-term liabilities...................   17,637,359    20,869,537    33,912,925
                                                          -----------   -----------   -----------
Commitment and contingencies
Shareholders' equity (deficiency)
  Common stock, no par value; authorized, issued and
     outstanding 200 shares.............................    1,700,000     1,700,000     1,700,000
  Deficit...............................................   (1,228,902)   (3,537,042)   (6,799,814)
                                                          -----------   -----------   -----------
          Total shareholders' equity (deficiency).......      471,098    (1,837,042)   (5,099,814)
                                                          -----------   -----------   -----------
          Total liabilities and shareholders' equity
            (deficiency)................................  $22,353,604   $24,308,330   $36,912,780
                                                          ===========   ===========   ===========


  The accompanying notes are an integral part of these consolidated financial statements.

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                   YEARS ENDED              SIX MONTHS ENDED
                                                  DECEMBER 31,                  JUNE 30,
                                            -------------------------   ------------------------
                                               1998          1999          2000          1999
                                            -----------   -----------   -----------   ----------
                                                                              (UNAUDITED)
Net revenue...............................  $10,592,373   $12,868,002   $ 8,450,498   $5,836,738
Operating unit expense....................    5,446,202     7,746,629     4,931,636    2,920,167
                                            -----------   -----------   -----------   ----------
Operating unit margin.....................    5,146,171     5,121,373     3,518,862    2,916,571
                                            -----------   -----------   -----------   ----------
Operating expenses
  Amortization and depreciation...........    1,809,915     2,074,770     1,292,856      975,120
  General and administrative..............    1,262,158     1,427,552       886,252      669,276
  Selling, marketing and business
     development..........................    1,543,943     2,040,151     1,248,085      940,646
                                            -----------   -----------   -----------   ----------
          Total operating expenses........    4,616,016     5,542,473     3,427,193    2,585,042
                                            -----------   -----------   -----------   ----------
Income (loss) from operations.............      530,155      (421,100)       91,669      331,529
                                            -----------   -----------   -----------   ----------
Other expenses
  Interest expense........................    1,705,493     1,815,752     1,446,368      813,925
  Loss on sale of retail accounts.........           --            --     1,908,073           --
  Loss on abandonment of fixed assets.....       43,564        62,493            --           --
                                            -----------   -----------   -----------   ----------
                                              1,749,057     1,878,245     3,354,441      813,925
                                            -----------   -----------   -----------   ----------
Loss before state income taxes............   (1,218,902)   (2,299,345)   (3,262,772)    (482,396)
Provision for state income taxes..........       10,000         8,795            --       23,000
                                            -----------   -----------   -----------   ----------
Net loss..................................  $(1,228,902)  $(2,308,140)  $(3,262,772)  $ (505,396)
                                            ===========   ===========   ===========   ==========
Net loss per share........................  $    (6,145)  $   (11,541)  $   (16,314)  $   (2,527)
                                            ===========   ===========   ===========   ==========
Weighted average number of common shares
  outstanding.............................          200           200           200          200
                                            ===========   ===========   ===========   ==========


  The accompanying notes are an integral part of these consolidated financial statements.

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

          CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIENCY)

                                                                                         TOTAL
                                                    COMMON STOCK                     SHAREHOLDERS'
                                                 -------------------                    EQUITY
                                                 SHARES     AMOUNT       DEFICIT     (DEFICIENCY)
                                                 ------   ----------   -----------   -------------
Issuance of common stock.......................   200     $1,700,000   $        --    $ 1,700,000
Net loss.......................................    --             --    (1,228,902)    (1,228,902)
                                                  ---     ----------   -----------    -----------
Balance, December 31, 1998.....................   200      1,700,000    (1,228,902)       471,098
Net loss.......................................    --             --    (2,308,140)    (2,308,140)
                                                  ---     ----------   -----------    -----------
Balance, December 31, 1999.....................   200      1,700,000    (3,537,042)    (1,837,042)
Net loss (unaudited)...........................    --             --    (3,262,772)    (3,262,772)
                                                  ---     ----------   -----------    -----------
Balance, June 30, 2000.........................   200     $1,700,000   $(6,799,814)   $(5,099,814)
                                                  ===     ==========   ===========    ===========

  The accompanying notes are an integral part of these consolidated financial statements.

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                      YEARS ENDED DECEMBER 31,    SIX MONTHS ENDED JUNE 30,
                                                      -------------------------   --------------------------
                                                         1998          1999           2000          1999
                                                      -----------   -----------   ------------   -----------
                                                                                         (UNAUDITED)
Cash Flows from Operating Activities:
  Net loss.........................................   $(1,228,902)  $(2,308,140)  $(3,262,772)   $ (505,396)
  Adjustments to reconcile net loss to net cash
    provided by operating activities
    Amortization and depreciation..................     1,809,915     2,074,770     1,292,856       975,120
    Bad debts......................................       239,925       398,541         7,957            --
    Loss on abandonment of fixed assets............        43,564        62,493            --            --
    Loss on sale of retail contract rights.........            --            --     1,908,073            --
  Changes in assets and liabilities
    Accounts receivable, net.......................      (225,377)     (353,629)       85,003      (603,595)
    Accounts receivable, related party.............      (232,395)      101,981      (101,547)       91,215
    Prepaid expenses...............................         8,073         5,337        51,483        41,137
    Accounts payable...............................        33,236        27,386        34,041      (115,904)
    Accrued expenses and other.....................       128,569       397,800        87,702       149,889
    Customer deposits..............................        41,355        20,696       (29,013)       (6,675)
    Deferred revenue...............................      (247,109)      (55,787)     (463,241)      (61,228)
                                                      -----------   -----------   -----------    ----------
         Net cash provided by (used in) operating
           activities..............................       370,854       371,448      (389,458)      (35,437)
                                                      -----------   -----------   -----------    ----------
Cash Flows from Investing Activities:
  Purchase of fixed assets.........................       (87,102)     (370,093)      (13,734)      (20,681)
  Costs of contract rights acquisition.............            --            --      (180,000)           --
  Proceeds from sale of marketable securities......            --            --       287,126            --
  Cash in acquired subsidiary......................            --            --       542,440            --
  Proceeds from sale of retail accounts............            --            --       450,000            --
  (Increase) decrease in other assets..............       105,777      (122,996)      (47,279)      (12,405)
                                                      -----------   -----------   -----------    ----------
         Net cash provided by (used in) investing
           activities..............................        18,675      (493,089)    1,038,553       (33,086)
                                                      -----------   -----------   -----------    ----------
Cash Flows from Financing Activities:
  Repayment of officer loan........................      (107,337)     (524,107)      (68,697)     (426,000)
  Proceeds of notes payable to related parties.....     1,657,028     1,832,938     2,553,049       326,050
  Repayment of notes payable to related parties....      (863,680)   (1,308,470)     (886,646)     (530,194)
  Repayment of long-term debt......................      (206,344)     (190,629)   (1,524,544)     (122,441)
  Debt issuance costs..............................            --      (154,353)           --            --
                                                      -----------   -----------   -----------    ----------
         Net cash provided by (used in) financing
           activities..............................       479,667      (344,621)       73,162      (752,585)
                                                      -----------   -----------   -----------    ----------
Increase (decrease) in cash........................       869,196      (466,262)      722,257      (821,108)
Cash and cash equivalents, beginning of period.....       325,952     1,195,148       728,886     1,195,148
                                                      -----------   -----------   -----------    ----------
Cash and cash equivalents, end of period...........   $ 1,195,148   $   728,886   $ 1,451,143    $  374,040
                                                      ===========   ===========   ===========    ==========
Cash Paid During the Period for:
  Interest.........................................   $ 1,554,643   $ 1,861,868   $ 1,279,388    $  831,298
                                                      ===========   ===========   ===========    ==========
  Taxes............................................   $     5,876   $    19,966   $         0    $   23,000
                                                      ===========   ===========   ===========    ==========


        The accompanying notes to the consolidated financial statements are an integral part of these balanced sheets.

     Supplemental schedule of noncash investing and financing activities:

        In January 1998, the Company acquired all the assets of King Central, Inc. and assumed all the liabilities through financing as follows:

Fair value of assets acquired.........................   $ 20,578,000
Debt acquisition costs................................      1,870,000
Liabilities assumed (net of refinanced debt of
  $3,456,000).........................................     (3,725,000)
Related party debt incurred...........................    (16,200,000)
Officer loan..........................................       (823,000)
Common stock issued...................................     (1,700,000)

        On December 28, 1998, the Company borrowed an additional $1,450,000 from a related party and recast the debt. The $646,661 cost of refinancing was financed as part of the additional loan.

        During June 1999, the assets of a central station (Note 8) were acquired through financing as follows:

Fair value of assets acquired..........................   $ 3,252,829
Debt acquisition costs.................................       625,209
Liabilities assumed....................................       (37,755)
Related party debt incurred............................    (4,166,334)
Cash...................................................       326,051

        During 1999, the Company also purchased other contract rights for $185,000 that were financed through a related party.


                                  (unaudited)


        On May 11, 2000, the Company acquired the stock of Monital Signal Corporation through financing as follows:

Fair value of assets acquired.........................   $ 15,474,757
Cash in acquired subsidiary...........................        542,440
Debt acquisition cost.................................        316,025
Cash received.........................................      1,249,650
Liabilities assumed...................................     (3,441,872)
Related party debt incurred...........................    (12,641,000)
Note from Security Village.com........................     (1,500,000)


   The accompanying notes are an integral part of the consolidated financial statements.

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998
               AND THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Principles of Consolidation. The consolidated financial statements include the accounts of KC Acquisition Corporation (KCA) and its wholly owned subsidiary KC Funding Corporation (KCF). KCA operates the business under the names King Central, King Capital and Monitoring Services. KCF owns certain accounts subject to bank financing. Both are referred to in the Notes to Consolidated Financial Statements as the Company. All intercompany transactions and balances have been eliminated.

     Business Acquisition. On January 9, 1998, the Company acquired all of the assets and assumed all liabilities of King Central, Inc. (KCI). The purchase price was $13,115,000 plus assumed liabilities of approximately $7,181,000. The initial financing was provided by M&S Partners, a related party owned by the 20% minority shareholders, ($16.2 million) and the majority shareholder ($2,523,000). The majority shareholder, who owned 20% of KCI, contributed his share of the sale proceeds to the Company; $1.7 million as common stock and $823,000 as a non-interest bearing note payable. The acquisition was accounted for using the purchase method.

     Nature of Business. The Company provides alarm monitoring services nationwide primarily to the subscribers of security dealer/installers through offices located in New Jersey, California, Georgia, Michigan and Ohio.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     Cash Equivalents. The Company's policy is to treat all obligations with maturity of 90 days or less at the time of purchase as cash equivalents.

     Accounts Receivable. The Company grants unsecured trade credit to customers in the normal course of business. Receivables in the accompanying balance sheet are net of allowances for doubtful accounts of $200,000 as of December 31, 1998 and $100,000 as of December 31, 1999 and $123,800 as of June 30, 2000.

     Furniture, Equipment and Improvements and Depreciation and
Amortization. Furniture, equipment and improvements are stated at cost. Depreciation and amortization are being provided by the straight-line method over the estimated useful lives of the related assets.

     Intangible Assets. Intangible assets are being amortized on a straight-line basis over their estimated useful lives as follows:

Contract rights..........................................    15 Years
Covenant not to compete..................................   2.5 Years
Debt issuance costs......................................     5 Years

     Accumulated amortization was $1,664,715 at December 31, 1998, $3,566,490 at December 31, 1999 and $4,725,000 at June 30, 2000.

     Income Taxes. The shareholders of the Company elected under Subchapter S of the Internal Revenue Code and for state income tax purposes not to be taxed as a corporation and have consented to include their prorata share of the Company's income in their individual returns. The Company remains subject to state corporate income taxes at a reduced rate.

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

     Advertising Costs. The Company's policy is to expense advertising costs in the period in which the expense is incurred. Advertising expense, was $53,241 in 1998, $41,473 in 1999 and $67,700 in 2000.

     Deferred Revenue. Deferred revenue represents subscriber billings for services not yet rendered. Annual service charges are deferred and taken into income as earned. Agreements to provide services stipulate that prepayments received are nonrefundable.

     Recent Pronouncements. In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("FAS 133"), Accounting for Derivative Instruments and Hedging Activities. FAS 133, as amended, is effective for all fiscal years beginning after June 15, 2000. FAS 133 requires that all derivatives be recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedged transaction and the type of hedge transaction. The ineffective portion of all hedges will be recognized in earnings. The Company believes that such adoption will not have a material effect on its consolidated results of operations or financial position.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. The Company believes that such adoption will not have a material effect on its consolidated results of operations or financial position.

2. FURNITURE, EQUIPMENT AND IMPROVEMENTS

                                              ESTIMATED         DECEMBER 31,
                                               USEFUL      -----------------------    JUNE 30,
                                                LIVES         1998         1999         2000
                                             -----------   ----------   ----------   -----------
                                                                                     (UNAUDITED)
Furniture and equipment....................   5-10 Years   $  945,404   $1,626,815   $2,077,302
Building and leasehold improvements........  10-39 Years      183,168      184,368      742,795
Land.......................................                                             124,418
                                                           ----------   ----------   ----------
                                                            1,128,572    1,811,183    2,944,515
Less accumulated Depreciation..............                   145,200      293,206      416,913
                                                           ----------   ----------   ----------
                                                           $  983,372   $1,517,977   $2,527,602
                                                           ==========   ==========   ==========

3. LONG-TERM DEBT


                                                              DECEMBER 31,
                                                        -------------------------    JUNE 30,
                                                           1998          1999          2000
                                                        -----------   -----------   -----------
                                                                                    (UNAUDITED)
Notes payable, related party(a).......................  $17,776,688   $22,326,439   $35,384,162
Capital leases(b).....................................      380,204       258,021       202,882
Note payable, Security Village........................                                1,500,000
Notes payable, other(d)...............................      132,276        63,880        48,218
                                                        -----------   -----------   -----------
                                                         18,289,168    22,648,340    37,135,262
Less current portion..................................    1,367,522     1,970,360     3,345,196
                                                        -----------   -----------   -----------
                                                        $16,921,646   $20,677,980   $33,790,066
                                                        ===========   ===========   ===========


     (a) The Company has eleven notes with M&S Partners, a company whose majority owners own 20% of the Company. The monthly installments total approximately $461,000 including interest at rates from 7.7% to

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

24.6%. Balloon payments are due at certain intervals and the notes are secured by specific monitoring contracts. The Company is required to maintain an end of month balance of $430,000 in a lockbox, which is included in cash on the balance sheet, and $650,000 in a reserve fund, which is included in other assets.

     Debt issuance costs paid to M&S Partners in conjunction with the borrowings were $1,870,000 in 1998, $1,426,223 in 1999 and $316,025 in 2000. Interest
incurred was $1,565,726 in 1998 and $1,783,557 in 1999 and $1,106,051 in 2000.

     In February 2000, the Company borrowed an additional $370,000 from the same related party. In May, the Company borrowed $12,641,000 from the same related party of $11,391,350 was used to purchase Monital and $1,249,650 to finance working capital.

     (b) Capital leases are secured by computer and telephone equipment included in fixed assets (cost of $435,252 and accumulated amortization of $124,350 at December 31, 1999). Capitalized lease obligations represent the present value of lease payments due over the remaining lease terms.

     Minimum annual capital lease payments at December 31, 1999 are:

2000.....................................................   $130,001
2001.....................................................    125,648
2002.....................................................     30,190
                                                            --------
                                                             285,839
Less amount representing interest at 7.25%...............     27,818
                                                            --------
                                                            $258,021
                                                            ========

     (c) The note to Security Village of $1,500,000 was received primarily as funds to purchase Monital. The note is due December 31, 2001. The note bears a premium of $225,000 which will be accreted over the life of the loan.

     (d) The note is payable in monthly installments of $3,024 including interest at 8.6%.

     Maturities of long-term debt are as follows:

                                                DECEMBER 31, 1999
                                                 CAPITAL LEASES                   JUNE 30, 2000
                                RELATED PARTY       AND OTHER          TOTAL          TOTAL
                                -------------   -----------------   -----------   -------------
                                                                                   (UNAUDITED)
2000..........................   $ 1,815,054        $155,306        $ 1,970,360     2,180,918
2001..........................     2,047,433         135,287          2,182,720     4,331,419
2002..........................     2,610,524          31,308          2,641,832     3,799,998
2003..........................    12,736,393              --         12,736,393    14,428,343
2004..........................     3,117,035              --          3,117,035     5,360,625
2005..........................            --              --                 --     7,033,959
                                 -----------        --------        -----------    ----------
                                 $22,326,439        $321,901        $22,648,340    37,135,262
                                 ===========        ========        ===========    ==========

                   KC ACQUISITION CORPORATION AND SUBSIDIARY

4. ACCRUED EXPENSES

     Accrued expenses are composed of the following:

                                                         DECEMBER 31,
                                                      -------------------    JUNE 30,
                                                        1998       1999        2000
                                                      --------   --------   -----------
                                                                            (UNAUDITED)
Accrued interest....................................  $151,850   $105,734   $  272,714
Accrued payroll and vacation........................    89,109    193,808      249,564
Lawsuits............................................        --    105,000      105,000
Royalties...........................................        --    150,000      175,000
Health insurance....................................   109,434    161,936      172,091
Other...............................................    68,346    137,816      191,354
                                                      --------   --------   ----------
                                                      $418,739   $854,294   $1,165,723
                                                      ========   ========   ==========

5. COMMITMENTS AND CONTINGENCIES

     a. Leases. The Company is obligated under operating leases for property and equipment expiring at various dates through 2003. Rent expense amounted to $344,851 in 1998, $472,409 in 1999 and $252,455 in 2000. Minimum future annual rental commitments under all noncancelable operating leases at December 31, 1999 are as follows:

                                                                                 REAL
                                                        TOTAL      EQUIPMENT    ESTATE
                                                      ----------   ---------   --------
2000................................................  $  656,195   $323,828    $332,367
2001................................................     415,285    107,006     308,279
2002................................................     172,969     25,570     147,399
2003................................................      34,445     10,712      23,733
                                                      ----------   --------    --------
                                                      $1,278,894   $467,116    $811,778
                                                      ==========   ========    ========

     b. Royalty Agreement. The Company has a trademark and sub-license agreement for the use of the Smith & Wesson name in marketing alarm systems and monitoring services. The agreement has a term of nine years and ten months that commenced on March 1, 1998 and expires on December 31, 2008. The agreement required minimum royalties of $300,000 for 1998, $600,000 for 1999 and $700,000 per year for each year thereafter payable in quarterly installments of $175,000 beginning in the first quarter of 2000. The agreement can be terminated every two years at the Company's option beginning in August 31, 2000.

     c. Uninsured Cash. Approximately $693,000 of cash is uninsured as of December 31, 1999. At June 30, 2000 approximately $888,000 (unaudited) of cash was uninsured.

     d. Litigation. The Company is involved in litigation and various legal matters which have arisen in the ordinary course of business. Management has accrued $105,000 to cover potential losses. The Company does not believe that the outcome of these issues will have a material effect on the Company's financial position or results of operations.

     e. Related Party Transactions. The Company provides monitoring services to a company owned by the shareholders of the Company. The Company sold retail accounts to this related party for $450,000 which resulted in a loss of $1,908,073. Revenue from this related company was approximately $232,000 in 1998, $621,000 in 1999 and $472,000 in 2000.

     f. Self-Funded Health Plan. The Company has an employee benefit plan that began in August 1998, which provides heath benefits to all eligible employees. The plan is partially self-insured by the Company

                   KC ACQUISITION CORPORATION AND SUBSIDIARY which has an excess loss insurance agreement with New England Financial. Insurance expense under the plan was $119,962 in 1998, $317,255 in 1999 and $229,502 in 2000.

6. STATE INCOME TAXES

     As of December 31, 1998 and 1999, the Company had net operating loss carryforwards of approximately $780,000 and $1,300,000, respectively, for state purposes. Due to the S corporation elections, the effect of these losses on deferred taxes is not material.

7. NET LOSS PER SHARE

     Net loss per share is computed based upon the weighted number of common shares outstanding during the periods presented. The Company has no other common stock equivalents.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts reflected in the financial statements for cash and accounts receivable approximate their respective fair values due to the short maturities of these instruments. It is not practicable to estimate the fair value of long-term debt because of the inability to estimate fair value without incurring excessive costs.

9. ACQUISITIONS

     On June 23, 1999, the Company acquired the California central station of Criticom International Corporation for a contract price of $3,105,000. The acquisition was accounted for under the purchase method of accounting. The acquisition was completely financed through M&S Partners, a related party controlled by minority shareholders of the Company. $2,705,000 was allocated to contract rights, which are being amortized over 15 years, and $400,000 was allocated to furniture and equipment. M&S Partners received a fee of $622,709 in conjunction with the financing.

     On March 29, 1999, the Company acquired certain contract rights for $185,000, which were financed by M&S Partners.


10. ACQUISITION OF MONITAL SIGNAL CORPORATION (UNAUDITED)


     Acquisition of Monital Signal Corporation. On May 11, 2000, the Company, through a newly formed wholly owned subsidiary, acquired 99% of the common stock of Griptight Holdings, Inc., a corporation whose sole asset was 80% of the stock of Monital Signal Corporation (Monital). At the same time, the Company also acquired 20% of the stock in Monital from the Estate of Eric Hurst. The purchase price of $11,110,400, financing costs of $316,025 and all other closing costs were financed by a loan of $12,641,000 from M&S Partners, a related party, and a loan of $1.5 million from Security Village.com, Inc.

     In connection with the above transaction, the Company entered into an agreement to merge with and into Security Associates International, Inc. The closing is expected to occur in October 2000.

     The consolidated financial statements include the results of these acquisitions since the dates acquired.

                               KING CENTRAL, INC.

                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1997

                                    CONTENTS


                                                               PAGE
                                                               ----
Independent Auditors' Report................................   D-14
Financial Statements
  Balance Sheet.............................................   D-15
  Statement of Operations...................................   D-16
  Statement of Deficit......................................   D-17
  Statement of Cash Flows...................................   D-18
  Notes to Financial Statements.............................   D-19

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders of
King Central, Inc.
Hackensack, New Jersey

     We have audited the accompanying balance sheet of King Central, Inc. as of December 31, 1997, and the related statements of operations, deficit and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of King Central, Inc. as of December 31, 1997, and the results of their operations and their cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                            LIPMAN, SELZNICK & WITKOWSKI

                                            A Professional Corporation

May 25, 2000
Edison, New Jersey

                               KING CENTRAL, INC.

                                 BALANCE SHEET
                               DECEMBER 31, 1997

                                  ASSETS

Current assets
  Cash......................................................   $   474,393
  Accounts receivable, net..................................       757,404
  Prepaid expenses..........................................        60,750
                                                               -----------
          Total current assets..............................     1,292,547
                                                               -----------
Furniture, equipment and improvements, net..................     1,605,262
                                                               -----------
Intangible assets
  Contract rights to monitor security systems, net..........     2,701,746
  Covenant not to compete, net..............................       100,000
                                                               -----------
                                                                 2,801,746
                                                               -----------
Other assets................................................       128,334
                                                               -----------
          Total assets......................................   $ 5,827,889
                                                               ===========

             LIABILITIES AND SHAREHOLDERS' EQUITY DEFICIENCY

Current liabilities
  Current portion of long-term debt.........................   $   584,897
  Accounts payable..........................................       401,607
  Accrued expenses and other................................       316,913
  Customer deposits.........................................        95,320
  Due to related party......................................       113,620
  Deferred revenue..........................................     2,084,471
                                                               -----------
          Total current liabilities.........................     3,596,828
                                                               -----------
Long-term liabilities
  Long-term debt, net of current portion....................     3,341,924
  Due to related party, net of current portion..............       172,997
  Due to officers...........................................       230,870
                                                               -----------
          Total long-term liabilities.......................     3,745,791
                                                               -----------
Commitments and contingencies
Shareholders' equity deficiency
  Common stock, no par value; authorized 2,500 shares;
     issued and outstanding
     200 shares.............................................        10,000
  Deficit...................................................    (1,524,730)
                                                               -----------
          Total shareholders equity deficiency..............    (1,514,730)
                                                               -----------
          Total liabilities and shareholders' equity
          deficiency........................................   $ 5,827,889
                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                               KING CENTRAL, INC.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1997

Net revenue.................................................   $ 9,728,842
Operating unit expense......................................     6,214,091
                                                               -----------
Operating unit margin.......................................     3,514,751
                                                               -----------
Operating expenses
  Amortization and depreciation.............................       608,786
  General and administrative................................     1,618,045
  Selling, marketing and business development...............       996,365
                                                               -----------
                                                                 3,223,196
                                                               -----------
Income from operations......................................       291,555
                                                               -----------
Other expense
  Interest expense..........................................       381,151
  Loss on abandonment of fixed assets.......................       111,469
                                                               -----------
                                                                   492,620
                                                               -----------
Loss before state income taxes..............................      (201,065)
State income taxes..........................................        14,786
                                                               -----------
Net loss....................................................      (215,851)
                                                               ===========
Net loss per share..........................................   $ (1,079.25)
                                                               ===========
Weighted average number of common shares outstanding........           200
                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                               KING CENTRAL, INC.

                              STATEMENT OF DEFICIT
                          YEAR ENDED DECEMBER 31, 1997

Balance, beginning of year..................................   $(1,308,879)
Net loss....................................................      (215,851)
                                                               -----------
Balance, end of year........................................   $(1,524,730)
                                                               ===========

    The accompanying notes are an integral part of the financial statements.

                               KING CENTRAL, INC.

                            STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1997

Cash flows from operating activities
  Net loss..................................................   $(215,851)
  Adjustment to reconcile net loss to net cash provided by
     operating activities:
     Depreciation and amortization..........................     608,786
     Provision for bad debts................................     440,537
     Loss on abandonment of fixed assets....................     111,469
     Changes in current assets and liabilities that provided
      (used cash)
       Accounts receivable..................................    (474,500)
       Prepaid expenses.....................................       4,780
       Accounts payable.....................................      96,556
       Accrued expenses and other...........................      36,840
       Due to related party.................................     (36,591)
       Customer deposits....................................     (10,051)
       Deferred revenue.....................................      61,001
                                                               ---------
          Net cash provided by operating activities.........     622,976
                                                               ---------
Cash flows from investing activities
  Capital expenditures......................................    (357,192)
  Increase in other assets..................................     (18,202)
  Purchase of contract rights...............................     (95,157)
  Decrease in restricted cash...............................     125,000
                                                               ---------
          Net cash used in investing activities.............    (345,551)
                                                               ---------
Cash flows from financing activities
  Repayment of long-term debt...............................    (480,994)
                                                               ---------
Net decrease in cash........................................    (203,569)
Cash, beginning of year.....................................     677,962
                                                               ---------
Cash, end of year...........................................   $ 474,393
                                                               =========
Cash paid during the year for:
  Interest..................................................   $ 394,465
                                                               =========
  Taxes.....................................................   $   3,111
                                                               =========

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

     During 1997, the Company financed the purchase of telephone equipment under capital leases in the amount of $515,579.

     The Company reduced contract rights to monitor security systems for a holdback of $161,581 that would not be paid to the seller of certain contracts.

     Also, accounts receivable of $101,160 was classified to contract rights when the contracts were acquired for non-payment of the receivable.

    The accompanying notes are an integral part of the financial statements.

                               KING CENTRAL, INC.

                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of Business. The Company provides alarm monitoring services nationwide primarily to the subscribers of security dealer/installers through offices located in New Jersey, California, Georgia, Michigan and Massachusetts.

     Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     Cash Equivalents. The Company's policy is to treat all obligations with a maturity of 90 days or less at the time of purchase as cash equivalents.

     Accounts Receivable. The Company grants unsecured trade credit to customers in the normal course of business. Receivables in the accompanying balance sheet are net of reserves for doubtful accounts of approximately $186,000 as of December 31, 1997.

     Furniture, Equipment and Improvements and Depreciation and
Amortization. Furniture, equipment and improvements are stated at cost. Depreciation and amortization are being provided by the straight-line method over the estimated useful lives of the related assets.

     Intangible Assets. Intangible assets are being amortized on a straight-line basis over their estimated useful lives as follows:

Contract rights to monitor security systems..............   15 Years
Covenant not to compete..................................    5 Years

     Accumulated amortization amounted to $540,139 as of December 31, 1997.

     Income Taxes. The shareholders of the Company elected under Subchapter S of the Internal Revenue Code not to be taxed as a corporation and have consented to include their prorata share of the Company's income in their individual returns. The Company is taxed as a regular corporation for state tax purposes. Deferred taxes relating to state taxes are not a material amount.

     Revenue Recognition and Deferred Revenue. Deferred revenue represents billings for services not yet rendered. Annual service charges are deferred and taken into income as earned. Agreements to provide services stipulate that prepayments received are nonrefundable.

     Advertising Costs. The Company's policy is to expense advertising costs in the period in which the expense is incurred. Advertising expense, which included related party advertising (see Note 5), for the year ended December 31, 1997 was $314,274.

                               KING CENTRAL, INC.

2. FURNITURE, EQUIPMENT AND IMPROVEMENTS

                                                               ESTIMATED
                                                              USEFUL LIVES
                                                              ------------
Computer equipment..........................................     7 years     $1,497,723
Furniture and equipment.....................................    10 years        992,030
Leasehold improvements......................................    10 years        240,668
Transportation equipment....................................     3 years         10,288
                                                                             ----------
                                                                              2,740,709
Less accumulated depreciation and amortization..............                  1,135,447
                                                                             ----------
                                                                             $1,605,262
                                                                             ==========

3. LONG-TERM DEBT

Notes payable, bank(a)......................................   $2,060,000
Installment note, due December 31, 2001(b)..................    1,235,000
Installment note, due January 15, 1999(c)...................       52,667
Capital leases (note 4).....................................      579,154
                                                               ----------
                                                                3,926,821
Less current portion........................................      584,897
                                                               ----------
Long-term portion...........................................   $3,341,924
                                                               ==========

---------------

(a) The notes were payable in monthly installments of $33,300 including interest at prime (8.5% at December 31, 1997) plus 3/4%. On January 9, 1998, the notes were repaid in conjunction with the sale of the Company (see Note 8).

(b) The note was payable in quarterly installments of $65,000 plus interest at 8% and was secured by a bank letter of credit for the outstanding balance of the note. The note was repaid in conjunction with the sale of the Company.

(c) The note was payable in two principal payments of $37,333 due on January 15, 1998 and $15,334 due on January 15, 1999. Interest payments were made quarterly at 8% of the remaining principal balance. The note was assumed in conjunction with the sale of the Company.

     Annual maturities of long-term debt are as follows:

1998....................................................   $  584,897
1999....................................................      510,488
2000....................................................      507,705
2001....................................................      535,277
2002....................................................      400,007
Thereafter..............................................      803,550
                                                           ----------
                                                           $3,314,924
                                                           ==========

                               KING CENTRAL, INC.

4. ACCRUED EXPENSES

     Accrued expenses are composed of the following:

Accrued interest.........................................   $ 40,456
Accrued payroll and vacation.............................     81,078
Accrued service contracts................................     98,209
Accrued telephone........................................     43,123
Other....................................................     54,047
                                                            --------
                                                            $316,913
                                                            ========

5. STATE INCOME TAXES

Current...................................................   $17,486
Tax effect of net operating loss carryforward.............    (2,700)
                                                             -------
                                                             $14,786
                                                             =======

     The Company has a net operating loss carryforward for state tax purposes of approximately $17,000 expiring through the year 2003.

6. COMMITMENTS AND CONTINGENCIES

     a. Related Party Transactions. The Company participates in advertising and promotion programs with a related party, KingAlarm Distributors (KAD), in which two of the Company's shareholders have a controlling interest. Advertising and promotion expense paid to KAD was approximately $116,000 in 1997. Approximately 75% of the Company's customers are dealers to whom KAD sells its products. Due to related party in current liabilities includes $49,996 of advertising and promotion programs cost, a $5,000 loan due in monthly installments of $2,500 and $58,624 as the current portion of the note due to KAD.

     The note to KAD is payable in monthly installments of $6,250, including interest at 8.5% per annum. The note was assumed in conjunction with the sale of the Company.

     Annual maturities of the KAD note are as follows:

1998.....................................................   $ 58,624
1999.....................................................     63,555
2000.....................................................     69,173
2001.....................................................     40,269
                                                            --------
                                                            $231,621
                                                            ========

     The Company also subleases office under noncancelable leases. Rent expense includes $68,412 paid to KAD in 1997.

     The Company pays 7% interest to the officers. Interest expense paid to the officers was $16,161 in 1997.

     Other assets include $50,000 due from an officer.

     b. Leases. The Company has entered into a lease for its headquarters that commenced in April 1997. The lease requires monthly payments of $16,667 for sixty months and gives the Company the option to lease the premises for five additional years. In addition, the Company is obligated under operating leases for

                               KING CENTRAL, INC.

property and equipment expiring at various dates through 2002. Rent expense amounted to $292,104 in 1997. Minimum future annual rental commitments under all noncancelable operating leases are as follows:

                                                                       REAL       KAD
                                               TOTAL     EQUIPMENT    ESTATE    SUBLEASE
                                              --------   ---------   --------   --------
1998........................................  $282,201    $7,098     $243,204   $31,899
1999........................................   244,387     1,183      243,204        --
2000........................................   221,604        --      221,604        --
2001........................................   200,004        --      200,004        --
2002........................................    50,001        --       50,001        --
                                              --------    ------     --------   -------
                                              $998,197    $8,281     $958,017   $31,899
                                              ========    ======     ========   =======

     c. Capital Leases. Assets under capital leases relate to computer and telephone equipment included in furniture, equipment and improvements (cost of $947,660 and accumulated amortization of $312,982 at December 31, 1997). Capitalized lease obligations outstanding at December 31, 1997 ($579,154) represent the present value of the lease payments due over the remaining lease terms and is included in long-term debt.

     Minimum annual payments are:

1998.....................................................   $256,852
1999.....................................................    148,338
2000.....................................................    129,719
2001.....................................................    125,648
2002.....................................................     28,247
                                                            --------
                                                             688,804
Less amount representing interest (approximately 8.9%)...    109,650
                                                            --------
Present value of net minimum payments under capital
  lease..................................................    579,154
Less current portion.....................................    207,224
                                                            --------
                                                            $371,930
                                                            ========

     d. Repurchase of Company Stock. The Company and its shareholders have agreed that the Company will repurchase on demand all shares of any shareholder upon death. The value of the shares will be determined under the provisions of the shareholders' agreement.

     e. Uninsured Cash. Approximately $475,000 of cash is uninsured as of December 31, 1997.

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying amounts reflected in the financial statements for cash and accounts receivable approximate their respective fair values due to the short maturities of these instruments. It is not practicable to estimate the fair value of long-term debt because of the inability to estimate fair value without incurring excessive costs.

8. LITIGATION

     The Company is involved in litigation and various legal matters, which have arisen in the ordinary course of business. Management believes that the ultimate resolution of any existing matter will not have a material effect on the Company's financial position.

9. SUBSEQUENT EVENT

     On January 9, 1998, all assets net of liabilities of the Company were sold to KC Acquisition Corp., a newly formed corporation owned eighty percent by the twenty percent shareholder of the Company.

                            GRIPTIGHT HOLDINGS, INC.
                                 AND SUBSIDIARY

                       CONSOLIDATED FINANCIAL STATEMENTS

                      YEARS ENDED MARCH 31, 1999 AND 2000


                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                               PAGE
                                                               ----
Independent Auditors' Report................................   D-24
Consolidated Balance Sheets March 31, 1998, 1999 and 2000...   D-25
Consolidated Statements of Operations For the Years Ended
  March 31, 1998, 1999 and 2000.............................   D-26
Consolidated Statements of Changes in Stockholder's Equity
  For the Years Ended March 31, 1998, 1999 and 2000.........   D-27
Consolidated Statements of Cash Flows For the Years Ended
  March 31, 1998, 1999 and 2000.............................   D-28
Notes to Consolidated Financial Statements..................   D-29

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Griptight Holdings, Inc. and Subsidiary:

     We have audited the accompanying consolidated balance sheets of Griptight Holdings, Inc., and Subsidiary as of March 31, 1998, 1999 and 2000, and the related consolidated statements of operations, changes in stockholder's equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Griptight Holdings, Inc. and Subsidiary as of March 31, 1998, 1999 and 2000, and the consolidated results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

     As discussed in Note 14 to the consolidated financial statements, an error resulting from the omission of a deferred compensation payable, was discovered by management of the Company during the current year. Accordingly, an adjustment has been made to retained earnings as of April 1, 1997, to correct the error.

                                            WITHUM, SMITH & BROWN

Red Bank, New Jersey
June 5, 2000

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

                          CONSOLIDATED BALANCE SHEETS

                                                                           MARCH 31,
                                                              ------------------------------------
                                                                 1998         1999         2000
                                                              ----------   ----------   ----------
                                              ASSETS

Current Assets:
  Cash and cash equivalents.................................  $  650,551   $  526,072   $  588,083
  Marketable securities.....................................      99,663      221,714      153,654
  Trade accounts receivable, less allowance for doubtful
    accounts of $9,301, $28,865 and $29,652 in 1998, 1999
    and 2000, respectively..................................     537,995      452,044      354,834
  Inventories...............................................     453,283      162,917       65,301
  Prepaid expenses..........................................      75,387       85,106      111,553
  Other current assets......................................          --       17,781       11,980
                                                              ----------   ----------   ----------
         Total Current Assets...............................   1,816,879    1,465,634    1,285,405
Property, Plant and Equipment -- Net........................   1,085,200    1,067,320    1,114,740
Other Assets:
  Deposits..................................................       3,255        2,670        2,670
  Intangible assets -- net..................................     730,067    1,603,364    2,578,554
  Deferred tax assets.......................................     220,000      147,200           --
                                                              ----------   ----------   ----------
         Total Other Assets.................................     953,322    1,753,234    2,581,224
                                                              ----------   ----------   ----------
         Total Assets.......................................  $3,855,401   $4,286,188   $4,981,369
                                                              ==========   ==========   ==========

                               LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities:
  Accounts payable..........................................  $  158,895   $   60,526   $   32,026
  Accrued expenses..........................................     261,792      270,744      234,874
  Current maturities of long-term debt......................     120,861      265,317      603,990
  Deferred compensation payable.............................          --           --      590,651
  Deferred revenue..........................................     986,623    1,110,610    1,169,964
  Dividends payable.........................................          --       71,250           --
  Due to parent.............................................         763       68,765       68,765
  Corporate income taxes payable............................       6,373       14,503       31,335
  Current portion of other liabilities......................      36,813       87,211      119,211
                                                              ----------   ----------   ----------
         Total Current Liabilities..........................   1,572,120    1,948,926    2,850,816
Long-Term Debt, Net of Current Maturities...................     386,528      519,304      739,612
Deferred Compensation Payable...............................     253,100      275,900           --
Net Liabilities of Discontinued Operations..................     255,000       50,000           --
Other Liabilities, Net of Current Portion...................      47,913       70,700      125,449
Minority Interest...........................................     269,034      268,440      217,834
Stockholder's Equity:
  Common stock, no par value, authorized 2,500 shares; 1
    share issued and outstanding............................     300,000      300,000      300,000
  Additional paid-in capital................................     327,783      327,783      327,783
  Retained earnings.........................................     443,923      532,868      469,507
  Accumulated other comprehensive income (loss).............          --       (7,733)     (49,632)
                                                              ----------   ----------   ----------
         Total Stockholder's Equity.........................   1,071,706    1,152,918    1,047,658
                                                              ----------   ----------   ----------
         Total Liabilities And Stockholder's Equity.........  $3,855,401   $4,286,188   $4,981,369
                                                              ==========   ==========   ==========

  The Notes to Financial Statements are an integral part of these statements.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                              FOR THE YEARS ENDED MARCH 31,
                                                          -------------------------------------
                                                             1998          1999         2000
                                                          -----------   ----------   ----------
Net Revenue:
  Wholesale monitoring..................................  $ 5,351,408   $5,648,614   $6,161,820
  Retail monitoring.....................................      106,412      513,944      861,826
  Sale of security system parts.........................    1,712,167    1,446,404      487,470
                                                          -----------   ----------   ----------
          Total Net Revenue.............................    7,169,987    7,608,962    7,511,116
                                                          -----------   ----------   ----------
Operating Unit Expenses:
  Monitoring expenses...................................    3,885,328    4,048,814    4,462,556
  Costs of security system parts sold...................    1,487,152    1,389,695      475,269
                                                          -----------   ----------   ----------
          Total Operating Unit Expenses.................    5,372,480    5,438,509    4,937,825
                                                          -----------   ----------   ----------
Operating Unit Margin...................................    1,797,507    2,170,453    2,573,291
Operating Expenses:
  Depreciation and amortization.........................      219,837      365,237      533,105
  General and administrative............................      748,806      833,376    1,189,386
  Selling and marketing.................................      513,356      606,071      493,490
                                                          -----------   ----------   ----------
          Total Operating Expenses......................    1,481,999    1,804,684    2,215,981
                                                          -----------   ----------   ----------
Operating Income........................................      315,508      365,769      357,310
Other Income (Expense):
  Interest income.......................................       25,141       17,931       11,704
  Interest expense......................................       (9,503)     (62,261)     (82,972)
  Loss on sale of equipment.............................      (14,252)          --           --
  Loss on sale of marketable securities.................           --           --       (2,246)
  Minority interest in subsidiary's (earnings) losses...      (84,658)     (14,406)      35,606
                                                          -----------   ----------   ----------
          Total Other Income (Expense) -- Net...........      (83,272)     (58,736)     (37,908)
                                                          -----------   ----------   ----------
Income From Continuing Operations Before Income Taxes...      232,236      307,033      319,402
Provision For (Benefit From) Income Taxes...............     (193,771)     113,865      213,964
                                                          -----------   ----------   ----------
Income From Continuing Operations.......................      426,007      193,168      105,438
Discontinued Operations:
  Loss from discontinued operations, net of income tax
     benefit of $-0- in 1998, 1999 and 2000.............   (1,337,595)     (44,223)    (108,799)
  Gain on sale of discontinued operations, net of income
     tax of $-0- in 1998................................      881,553           --           --
                                                          -----------   ----------   ----------
Net Income (Loss).......................................  $   (30,035)  $  148,945   $   (3,361)
                                                          ===========   ==========   ==========
Weighted Average Number of Shares Outstanding...........            1            1            1
                                                          ===========   ==========   ==========
Income From Continuing Operations Per Share.............  $   426,007   $  193,168   $  105,438
                                                          ===========   ==========   ==========
Net Income (Loss) Per Share.............................  $   (30,035)  $  148,945   $   (3,361)
                                                          ===========   ==========   ==========

  The Notes to Financial Statements are an integral part of these statements.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
               FOR THE YEARS ENDED MARCH 31, 1998, 1999 AND 2000

                                                                                   ACCUMULATED
                                   COMMON STOCK                                       OTHER
                                 ----------------     ADDITIONAL      RETAINED    COMPREHENSIVE
                                 SHARE    AMOUNT    PAID-IN-CAPITAL   EARNINGS    INCOME (LOSS)     TOTAL
                                 -----   --------   ---------------   ---------   -------------   ----------
Balance, April 1, 1997, as
  previously reported..........    1     $300,000      $327,783       $ 672,518     $     --      $1,300,301
Prior-period adjustment........   --           --            --        (198,560)          --        (198,560)
                                  --     --------      --------       ---------     --------      ----------
Balance, April 1, 1997, as
  restated.....................    1      300,000       327,783         473,958           --       1,101,741
Components of Comprehensive
  Income (Loss):
  Net loss.....................   --           --            --         (30,035)          --         (30,035)
  Change in unrealized loss on
     available-for-sale
     securities................   --           --            --              --           --              --
                                  --     --------      --------       ---------     --------      ----------
          Total Comprehensive
            Income (Loss)......                                                                      (30,035)
                                  --     --------      --------       ---------     --------      ----------
Balance, March 31, 1998........    1      300,000       327,783         443,923           --       1,071,706
Components of Comprehensive
  Income (Loss):
  Net income...................   --           --            --         148,945           --         148,945
  Change in unrealized loss on
     available-for-sale
     securities................   --           --            --              --       (7,733)         (7,733)
                                  --     --------      --------       ---------     --------      ----------
          Total Comprehensive
            Income (Loss)......                                                                      141,212
                                  --     --------      --------       ---------     --------      ----------
Cash Dividends -- Common
  Stock........................   --           --            --         (60,000)          --         (60,000)
                                  --     --------      --------       ---------     --------      ----------
Balance, March 31, 1999........    1      300,000       327,783         532,868       (7,733)      1,152,918
Components of Comprehensive
  Income (Loss):
  Net loss.....................   --           --            --          (3,361)          --          (3,361)
  Change in unrealized loss on
     available-for-sale
     securities................   --           --            --              --      (41,899)        (41,899)
                                  --     --------      --------       ---------     --------      ----------
          Total Comprehensive
            Income (Loss)......   --           --            --              --           --         (45,260)
                                  --     --------      --------       ---------     --------      ----------
Cash Dividends -- Common
  Stock........................   --           --            --         (60,000)          --         (60,000)
                                  --     --------      --------       ---------     --------      ----------
Balance, March 31, 2000........    1     $300,000      $327,783       $ 469,507     $(49,632)     $1,047,658
                                  ==     ========      ========       =========     ========      ==========

  The Notes to Financial Statements are an integral part of these statements.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                             FOR THE YEARS ENDED MARCH 31,
                                                         -------------------------------------
                                                           1998         1999          2000
                                                         ---------   -----------   -----------
Cash Flows From Operating Activities:
  Net earnings from continuing operations..............  $ 426,007   $   193,168   $   105,438
  Adjustments to reconcile net earnings to net cash
     provided by operating activities:
     Depreciation and amortization.....................    219,837       365,237       533,105
     Deferred compensation.............................      4,900        22,800       314,751
     Deferred income taxes.............................   (220,000)       72,800       147,200
     Loss on sale of marketable securities.............         --            --         2,246
     Minority interest in earnings (losses) of
       subsidiary......................................     84,658        14,406       (35,606)
     Loss on sale of equipment.........................     14,252            --            --
     (Increase) decrease in operating assets:
       Trade accounts receivable.......................    (31,688)       85,951        97,210
       Inventories.....................................    (44,365)      290,366        97,616
       Prepaid expenses................................    (46,578)       (9,719)      (26,447)
       Other current assets............................     19,681       (17,781)        5,801
       Corporate income taxes receivable...............     47,066            --            --
     Increase (decrease) in operating liabilities:
       Accounts payable................................     43,819       (98,369)      (28,500)
       Accrued expenses................................   (172,072)        5,202       (32,120)
       Due to parent...................................        763        68,002            --
       Deferred revenue................................     46,428       123,987        59,354
       Corporate income taxes payable..................      6,373         8,130        16,832
       Other liabilities...............................     84,726        73,185        86,749
                                                         ---------   -----------   -----------
          Net Cash Provided By Continuing Operating
            Activities.................................    483,807     1,197,365     1,343,629
                                                         ---------   -----------   -----------
          Net Cash Provided By (Used In) Discontinued
            Operating Activities.......................     75,416      (249,223)     (158,799)
                                                         ---------   -----------   -----------
          Net Cash Provided By Operating Activities....    559,223       948,142     1,184,830
                                                         ---------   -----------   -----------
Cash Flows From Investing Activities:
  Proceeds from sale of equipment......................     14,250            --            --
  Purchases of property and equipment..................   (268,571)     (143,449)     (205,798)
  Purchases of intangible assets.......................   (512,941)     (980,173)   (1,202,258)
  Purchases of marketable securities...................    (99,663)     (129,784)           --
  Decrease in deposits.................................         --           585            --
  Proceeds from sales of marketable securities.........     20,500            --        23,915
                                                         ---------   -----------   -----------
          Net Cash Used In Investing Activities........   (846,425)   (1,252,821)   (1,384,141)
                                                         ---------   -----------   -----------
Cash Flows From Financing Activities:
  Proceeds from the issuance of long-term debt.........    275,889       404,835       774,499
  Principal payments of long-term debt.................    (27,345)     (224,635)     (363,177)
  Cash distributions to minority stockholder of
     subsidiary........................................         --            --       (30,000)
  Cash distributions to majority stockholder...........         --            --      (120,000)
                                                         ---------   -----------   -----------
          Net Cash Provided By Financing Activities....    248,544       180,200       261,322
                                                         ---------   -----------   -----------
Net Increase (Decrease) in Cash and Cash Equivalents...    (38,658)     (124,479)       62,011
Cash and Cash Equivalents, at Beginning of Year........    689,209       650,551       526,072
                                                         ---------   -----------   -----------
Cash and Cash Equivalents, at End of Year..............  $ 650,551   $   526,072   $   588,083
                                                         =========   ===========   ===========

  The Notes to Financial Statements are an integral part of these statements.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  Principles of Consolidation

     The consolidated financial statements include the accounts of Griptight Holdings, Inc., and its subsidiary, collectively referred to as the Company. Griptight Holdings, Inc. owns 80% of the outstanding common stock of Monital Signal Corporation. All significant intercompany accounts and transactions have been eliminated.

     Griptight Holdings, Inc. is a wholly owned subsidiary of L.W.G. Holdings Limited (a United Kingdom Corporation). L.W.G. Holdings Limited is referred to as the parent company.

  Nature of Business

     Griptight Holdings, Inc. is a non operating holding company. Monital Signal Corporation was established in 1982 and is located in Manasquan, New Jersey, and provides commercial and residential security system monitoring services to alarm installers and their customers and also retails security system parts. Monital Signal Corporation maintains customer service centers in New Jersey and Colorado. Monital Signal Corporation services customers throughout the United States. Monital Signal Corporation also sells security system parts.

  Minority Interest

     Minority interest represents the minority stockholder's proportionate share of the stockholder's equity and net income in the subsidiary.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Concentration of Credit Risk

     The Company maintains cash balances at various financial institutions. Accounts at these financial institutions are insured by the Federal Deposit Insurance Corporation up to $100,000. At March 31, 1998, 1999 and 2000, the Company maintained balances in these institutions in excess of the insured limits.

     Other financial instruments which potentially subject the Company to concentration of credit risk consist principally of trade receivables. Concentrations of credit risk with respect to trade receivables are limited due to the large number of these customers and their dispersion across different businesses and geographic regions. As of March 31, 1998, 1999 and 2000, the Company had no significant concentrations of credit risk with respect to the accounts receivable.

  Revenue Recognition

     Monital Signal Corporation recognizes revenues from monitoring alarm systems when the service is performed. In many instances, the Company's customers prepay for the monitoring services. The monitoring fee revenue is recognized ratably over the life of the contracts. Hence, the Company has recorded deferred revenue as of March 31, 1998, 1999 and 2000.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

  Marketable Securities

     The Company has adopted Statement of Financial Accounting Standards No. 115 "Accounting for Certain Debt and Equity Securities" (SFAS 115). The provisions of this accounting standard require that securities are classified into three categories: held-to-maturity, available-for-sale, and trading.

     Securities classified as held-to-maturity, which are those the Company has the positive intent and ability to hold to maturity, are reported at amortized cost. Securities classified as available-for-sale may be sold in response to changes in interest rates, liquidity needs, and for other purposes. Available-for-sale securities are reported at fair value and include securities not classified as held-to-maturity or trading. Trading securities are those held principally for the purpose of selling in the near future and are carried at fair value. As of March 31, 1998, 1999 and 2000, the Company has only available-for-sale securities.

     Unrealized holding gains and losses for available-for-sale securities are excluded from earnings and reported, net of any income tax effect, as accumulated other comprehensive income (loss). Realized gains and losses are reported in earnings based on the adjusted cost of the specific security sold.

  Cash and Cash Equivalents

     Cash and cash equivalents include cash on hand and in the bank as well as all short term securities held for the primary purpose of general liquidity. Such securities normally mature within three months from the date of acquisition.

  Accounts Receivable

     Provision for losses on trade accounts receivable is made in amounts required to maintain an adequate allowance to cover anticipated bad debts. Accounts receivable are charged against the allowance when it is determined by the Company that payment will not be received. Any subsequent receipts are credited to the allowance. At year end, the allowance is adjusted by management based upon a review of the accounts receivable.

  Inventories

     Inventories consist of security system parts and are stated at the lower of cost (first-in, first-out) or market.

  Property, Plant and Equipment

     Property, plant and equipment is stated at cost. Depreciation charges with respect to property, plant and equipment have been made by Monital using both straight-line and accelerated methods and are based on the following estimated useful lives:

CLASSIFICATION                                    ESTIMATED LIFE (YEARS)
--------------                                    ----------------------
Building and Improvements......................         39 years
Computer and Telephone Equipment...............          5 years
Furniture and Fixtures.........................        5 - 7 years
Autos and Trucks...............................          5 years
Leasehold Improvements.........................   Estimated useful life
                                                  of the asset or term
                                                  of the lease, which-
                                                  ever is shorter

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

     Expenditures for maintenance and repairs are charged to operations as incurred. Expenditures for betterments and major renewals are capitalized and, therefore, are included in property, plant and equipment.

     For physical properties not fully depreciated, the cost of the assets retired or sold is credited to the asset accounts, and the related accumulated depreciation is charged to the accumulated depreciation accounts. The gain or loss from sale or retirement of property, plant and equipment, is reflected in the results of operations.

  Intangible Assets

     Intangible assets are being amortized over their useful lives using the straight-line method as follows:

Non-competition covenant...................................   5 years
Customer lists.............................................   7 years

  Income Taxes

     The provision for (benefit from) income taxes is computed based on the pretax income (loss) included in the consolidated statements of operations. The asset and liability approach is used to recognize deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities.

  Advertising

     Advertising costs are expensed as incurred. Advertising and promotion expense for the years ended March 31, 1998, 1999 and 2000 was $192,290, $142,851 and $163,258, respectively.

  Recent Pronouncements

     In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 ("FAS 133"), Accounting for Derivative Instruments and Hedging Activities. FAS 133, as amended, is effective for all fiscal years beginning after June 15, 2000. FAS 133 requires that all derivatives be recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedged transaction and the type of hedge transaction. The ineffective portion of all hedges will be recognized in earnings. The Company believes that such adoption will not have a material effect on its consolidated results of operations or financial position.

     In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101 ("SAB 101"), Revenue Recognition in Financial Statements. SAB 101 provides guidance on applying generally accepted accounting principles to revenue recognition issues in financial statements. The Company believes that such adoption will not have a material effect on its consolidated results of operations or financial position.

  Financial Instruments

     The carrying values of the Company's accounts receivable, accounts payable and accrued expenses approximate their fair values. The fair value of the Company's long-term debt is assumed to approximate its book value.

  Net Income (Loss) per Share

     The Company has adopted SFAS No. 128, "Earnings per Share" ("FAS 128"), which requires presentation of basic earnings per share ("Basic EPS") and diluted earnings per share ("Diluted EPS") by all entities that have publicly traded common stock or potential common stock (options, warrants, convertible

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY
securities or contingent stock arrangements). FAS 128 also requires presentation of earnings per share by an entity that has made a filing or is in the process of filing with a regulatory agency in preparation for the sale of securities in a public market.

     Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period. The computation of Diluted EPS does not assume conversion, exercise or contingent exercise of securities that would have an antidilutive effect on earnings. Refer to Note 13 for the Company's methodology for determining net income (loss) per share.

NOTE 2 -- DISCONTINUED OPERATIONS:

     On January 26, 1998, the Company sold the assets of its New Jersey based baby care products business for approximately $1,496,000 to Playtex Products, Inc. The results of the baby products business have been classified as discontinued operations for all periods presented in the Consolidated Statements of Operations and Cash Flows.

     During the fiscal year ended March 31, 1998, the Consumer Products Safety Commission settled it's fines to the Company for $150,000 payable over a three year period. Included in net liabilities of discontinued operations is $100,000, $50,000 and $-0- of amounts due under this settlement at March 31, 1998, 1999 and 2000, respectively.

NOTE 3 -- MARKETABLE SECURITIES:

     Marketable securities available for sale at March 31, are summarized as follows:

                                                          GROSS        GROSS
                                                        UNREALIZED   UNREALIZED
                                                         HOLDING      HOLDING      MARKET
                                               COST       GAINS        LOSSES      VALUE
                                             --------   ----------   ----------   --------
March 31, 1998
  Fixed Income -- Mutual Funds.............  $ 99,663      $ --       $    --     $ 99,663
                                             ========      ====       =======     ========
March 31, 1999
  Fixed Income -- Mutual Funds.............  $229,447      $ --       $ 7,733     $221,714
                                             ========      ====       =======     ========
March 31, 2000
  Fixed Income -- Mutual Funds.............  $203,286      $ --       $49,632     $153,654
                                             ========      ====       =======     ========

     During the year ended March 31, 2000, the Company received proceeds of $23,915 from the sale of marketable securities. The change in the net unrealized loss, which has been included as part of accumulated other comprehensive income
(loss), amounted to $-0-, $7,733 and $41,899 for the years ended March 31, 1998, 1999 and 2000, respectively.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

NOTE 4 -- PROPERTY, PLANT AND EQUIPMENT:

     Property, plant and equipment are as follows at March 31:

                                                      1998         1999         2000
                                                   ----------   ----------   ----------
Land.............................................  $  124,418   $  124,418   $  124,418
Building and Improvements........................     636,445      638,687      638,687
Computer and Telephone Equipment.................   1,107,296    1,238,436    1,388,684
Leasehold Improvements...........................      21,728       21,728       48,843
Furniture and Fixtures...........................     281,009      291,076      307,111
Autos and Trucks.................................      37,128       37,128       49,528
                                                   ----------   ----------   ----------
          Total Cost.............................   2,208,024    2,351,473    2,557,271
Less accumulated depreciation and amortization...   1,122,824    1,284,153    1,442,531
                                                   ----------   ----------   ----------
Property, Plant and Equipment -- Net.............  $1,085,200   $1,067,320   $1,114,740
                                                   ==========   ==========   ==========

     Depreciation and amortization included as a charge to operations was $178,118, $161,329 and $158,378 for the years ended March 31, 1998, 1999 and
2000, respectively.

NOTE 5 -- INTANGIBLE ASSETS:

     Intangible assets are as follows at March 31:

                                                      1998        1999         2000
                                                    --------   ----------   ----------
Non-competition covenant..........................  $ 76,715   $   76,715   $   76,715
Customer lists....................................   771,786    1,848,991    3,198,908
                                                    --------   ----------   ----------
          Total...................................   848,501    1,925,706    3,275,623
Less accumulated amortization.....................   118,434      322,342      697,069
                                                    --------   ----------   ----------
Intangible Assets -- Net..........................  $730,067   $1,603,364   $2,578,554
                                                    ========   ==========   ==========

     Amortization included as a charge to operations was $41,719, $203,908 and $374,727 for the years ended March 31, 1998, 1999 and 2000, respectively.

NOTE 6 -- OTHER LIABILITIES:

     Other liabilities consists of the holdback portion of the purchase price on new customer monitoring contracts which are typically held for a period not less than one year from the date of purchase. The payment of these holdback liabilities is contingent upon whether any individual monitoring contracts are cancelled, terminated or not renewed by the subscriber, and/or non-payment of monitoring charges. Other liabilities, net of current portion, were classified as non-current since repayment is not expected within the next year.

     Also included in cash and cash equivalents is $26,576, $30,871 and $4,295 of restricted cash held for the repayment of holdback liabilities at March 31, 1998, 1999 and 2000, respectively.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

NOTE 7 -- LONG-TERM DEBT:

     Long-term debt consisted of the following at March 31:

                                                        1998       1999        2000
                                                      --------   --------   ----------
Notes Payable -- Shrewsbury State Bank -- payable in
monthly installments ranging from $1,196 to $6,757,
including interest at rates ranging from 7.38 to
8.58 percent, per annum, maturing May 2001 through
January 2004, and are all secured by a mortgage on
Company property and substantially all assets of the
Company.............................................  $507,389   $784,621   $1,195,943
Note Payable -- payable in one lump sum including
simple interest at the rate of 10.5 percent, per
annum, maturing January 2001........................        --         --      147,659
                                                      --------   --------   ----------
          Total.....................................   507,389    784,621    1,343,602
          Less Current Maturities...................   120,861    265,317      603,990
                                                      --------   --------   ----------
          Long-Term Debt,
          Net of Current Maturities.................  $386,528   $519,304   $  739,612
                                                      ========   ========   ==========

     Aggregate maturities of long-term debt for the next five years ended March 31 are as follows:

2001....................................................   $  603,990
2002....................................................      401,654
2003....................................................      230,423
2004....................................................      107,535
2005....................................................           --
                                                           ----------
          Total.........................................   $1,343,602
                                                           ==========

NOTE 8 -- PROVISION FOR (BENEFIT FROM) INCOME TAXES:

     The provision for (benefit from) income taxes charged to operations were as follows for the years ended March 31:

                                                        1998        1999       2000
                                                      ---------   --------   --------
Current tax expense (benefit):
  U.S. federal......................................  $      --   $     --   $     --
  U.S. state and local..............................     26,229     41,065     66,764
                                                      ---------   --------   --------
          Total Current.............................     26,229     41,065     66,764
                                                      ---------   --------   --------
Deferred tax expense (benefit):
  U.S. federal......................................   (220,000)    81,000    139,000
  U.S. state and local..............................         --     (8,200)     8,200
                                                      ---------   --------   --------
          Total Deferred............................   (220,000)    72,800    147,200
                                                      ---------   --------   --------
          Total Provision (benefit).................  $(193,771)  $113,865   $213,964
                                                      =========   ========   ========

     Current tax expense (benefit) is the amount of income taxes reported or expected to be reported on the Company's tax returns.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

     Differences between accounting rules and tax laws cause differences between the bases of certain assets and liabilities for financial reporting purposes and tax purposes. The tax effects of these differences, to the extent they are temporary, are recorded as deferred tax assets and liabilities under SFAS 109, and consisted of the following components at March 31:

                                                      1998        1999        2000
                                                    ---------   ---------   ---------
U.S. federal and U.S. state and local taxes:
  Deferred tax assets:
     Excess of financial accounting over tax
       depreciation...............................  $      --   $  20,000   $  84,500
     Inventory reserve............................         --         900       1,300
     Receivable allowances........................         --      11,900      12,000
     Accrued vacation.............................         --       3,400       7,200
     Deferred compensation........................    101,200     110,400     236,300
     Net operating loss carryforwards.............    761,000     655,000     473,000
                                                    ---------   ---------   ---------
                                                      862,200     801,600     814,300
                                                    ---------   ---------   ---------
  Deferred tax liabilities........................         --          --          --
                                                    ---------   ---------   ---------
  Valuation allowance for deferred tax assets.....   (642,200)   (654,400)   (814,300)
                                                    ---------   ---------   ---------
Deferred taxes -- net.............................  $ 220,000   $ 147,200   $      --
                                                    =========   =========   =========

     The reasons for the differences between income tax expense and amounts calculated using the U.S. statutory rate of 34 percent were as follows:

                                                              1998     1999     2000
                                                             ------    -----    -----
Taxes computed at U.S. statutory rates:....................    34.0%    34.0%    34.0%
  Increases (decreases) in taxes resulting from:
     State income taxes -- net of federal taxes............     7.5      7.1     15.5
     Non-deductible expenses...............................    14.8      4.0     (0.9)
     Benefit of net operating loss carryforwards...........  (132.5)   (17.8)   (34.1)
     Valuation allowance adjustment........................    (6.1)     9.9     51.6
     Surtax exemption......................................    (2.2)    (0.5)    (0.2)
     Other -- net..........................................     1.1      0.4      1.1
                                                             ------    -----    -----
Provision for (benefit from) income taxes..................   (83.4)%   37.1%    67.0%
                                                             ======    =====    =====

     Non-deductible expenses consist primarily of limitations regarding the tax deductibility of meals and entertainment costs, lease inclusion amounts and minority interest in subsidiary's earnings and losses.

     As of March 31, 2000, the Company has U.S. federal and U.S. state and local net operating loss carryforwards of approximately $457,000 and $3,679,000, respectively, for tax purposes which will be available to offset future taxable income. If not used, these carryforwards will generally expire between 2001 and 2013.

NOTE 9 -- EMPLOYEE BENEFIT PLANS:

     The Company has a qualified profit sharing plan and 401(K) savings plan. The profit sharing plan covers substantially all full time employees with at least one year of service. In any year that the Company has net income, at the discretion of the Board of Directors, the Company may contribute to the plan based on a percentage of participants' eligible compensation. For the years ended March 31, 1998, 1999 and 2000, the Company has elected to make a contribution of $25,000, $40,585 and $58,145, respectively.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

     The employees may participate in the 401(K) savings plan. The employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. The Company is currently under no obligation to make any form of matching contribution.

NOTE 10 -- SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

     The statements of cash flows for the years ended March 31, 1998, 1999 and 2000 contain cash paid during the year for:

                                                            1998     1999      2000
                                                           ------   -------   -------
Interest.................................................  $9,503   $62,261   $76,512
                                                           ======   =======   =======
Income Taxes.............................................  $1,072   $32,609   $49,732
                                                           ======   =======   =======

     Noncash financing and investing activities during 1998, 1999 and 2000 amounted to $258,845, $97,032 and $147,659, respectively, as a result of customer list acquisitions financed by long-term debt.

     In addition, during 1999, the Company declared a dividend in the amount of $75,000 of which $3,750 has been withheld for taxes.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES:

  Lease Commitments

     The Company leases office space in Denver, Colorado under an operating lease which expires in August 2001. The most significant obligations assumed under the lease are insurance and improvements necessary to make the space usable for security monitoring activities such as the installation of electrical conduits and backup generators and the removal of said generators upon termination of the lease. In addition, the Company leases various vehicles and equipment under operating leases.

     The approximate annual rental commitment of the Company under these non-cancelable leases are as follows for the next three years ending March 31:

2001.....................................................   $139,435
2002.....................................................    113,297
2003.....................................................     25,953
                                                            --------
          Total..........................................   $278,685
                                                            ========

     The preceding data reflects existing leases and does not include future replacements upon their expiration. Rent expense for the building, vehicles and equipment for the years ended March 31, 1998, 1999 and 2000 was $102,484, $107,094 and $114,051, respectively.

  Deferred Compensation Commitment

     During September 1995, the Company entered into an employment and deferred compensation agreement with an officer of the Company. Either upon completion of a five-year period ending in September 2000, sale of the Company's business, dissolution/liquidation of the Company, or termination of employment, the Company would begin paying five percent of the net proceeds of the sale or liquidation, or five percent of the value of the Company in quarterly installments, without interest, for a period of five years as deferred compensation.

                    GRIPTIGHT HOLDINGS, INC. AND SUBSIDIARY

     As of March 31, 1998, 1999 and 2000, the Company has accrued $253,100, $275,900 and $590,651, respectively, in deferred compensation payable which is based upon the estimated fair market value of the subsidiary.

     The Company has employment agreements with key employees of the Company. In the event of termination of employment of these key employees, the Company has agreed to pay severance equal to six months of the employee's base salary.

  Litigation Contingencies

     The Company is subject to certain lawsuits and claims with respect to matters arising out of the normal course of business. While the affect on future results of those items is not subject of reasonable estimation, in the opinion of management, after consultation with legal counsel, the liabilities resulting, if any, from these claims will not materially affect the financial condition, results of operations or cash flows of the Company.

NOTE 12 -- RELATED PARTY TRANSACTIONS:

     The Company is charged with an administrative assessment from its parent company. This charge covers various administrative overhead applicable to the Company. This charge to operations for the years ended March 31, 1998, 1999 and 2000 was $246,289, $249,544 and $257,016, respectively, and is included in general and administrative expenses.

     The Company has loans from its parent company. These loans are non interest bearing.

NOTE 13 -- NET INCOME (LOSS) PER SHARE:

     Basic EPS and Diluted EPS for the years ended March 31, 1998, 1999 and 2000 have been computed by dividing the net income (loss) for each respective period by the weighted average shares outstanding during that period. During all such periods, there were no potentially diluted securities outstanding, or the effect of such securities would be antidilutive. Hence, Basic EPS and Diluted EPS are the same.

NOTE 14 -- PRIOR PERIOD ADJUSTMENT:

     Retained earnings as of April 1, 1997 has been adjusted for the correction of an error resulting from the omission of a deferred compensation payable. The adjustment was $248,200, net of income taxes of $-0- and before a minority interest adjustment of $(49,640), which resulted in a net adjustment of $198,560.

NOTE 16 -- SUBSEQUENT EVENT:

     On May 11, 2000, the parent company sold 100 percent of their holdings in Monital Signal Corporation to an unrelated company. In May 2000, all of the Company's long-term debt was paid off. Additionally, Monital Acquisition Corporation, created to effect the purchase, borrowed approximately $12,500,000 from a bank to fund the purchase. Monital Signal Corporation was then merged into Monital Acquisition Corporation.

     Upon the sale, pursuant to an employment contract dated September 29, 1995, the president of Monital Signal Corporation received deferred compensation amounting to $590,651 (See Note 11).

     Also, upon the sale, Monital Signal Corporation awarded loyalty bonuses to its president and certain select employees amounting to $375,000 and $55,000, respectively.